Prospectus Supplement (Sales Report) No. 15 dated May 4, 2010 to Prospectus dated January 20, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated January 20, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated January 20, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 62102

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
62102	$3,200	$3,200	9.88%	1.00%	April 30, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 62102. Member loan 62102 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Rockwell Automation Inc.	Debt-to-income ratio:	6.51%
Length of employment:	5 years	Location:	Somerville, MA

Home town:
Current & past employers:	Rockwell Automation Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I am organizing my finances for 2009 and I would like to consolidate all my credit card debt at a better rate than what I am currently paying

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,198.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Congrats on joining LendingClub to fund your loan! In an effort to try to understand your financial situation a bit better and the reason for the loan, could you please respond to the following: What are your responsibilities at Rockwell Automation ? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? So we can understand how this loan payment will fit in to your budget, please give us an idea of your monthly bills. What are the balances, interest rates, and current minimum monthly payments of the debt you will pay off with this loan? In the case of loss of income, what is your contingency plan to repay this loan? Are you having the payments for this loan automatically withdrawn from your bank account every month? Thanks and good luck with your loan!	Roadtrip, Thank you for your question. I'm a product marketing specialist at Rockwell and I am single. Rent is $735 and utilities usually total 150 max/month. My current CC balance rate is 25.99% and I will use the loan to consolidate my credit card. In the extremely rare case that I did lose my income I would repay by selling my 2004 Honda Accord. Payments are by default automatically withdrawn from lending club members.
please list card balances and rates that you will be paying off with this loan, thanks!	Citi Bank Balance $2300 @ 25.99 Capital One 900 @ 26.99

Member Payment Dependent Notes Series 391358

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
391358	$8,000	$8,000	7.51%	1.00%	April 30, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 391358. Member loan 391358 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Barnes Jewish Hospital	Debt-to-income ratio:	13.95%
Length of employment:	9 years	Location:	Granite City, IL

Home town:
Current & past employers:	Barnes Jewish Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

To pay of Bills

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,891.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at Barnes Jewish Hospital?	Respiratory Therapist

Member Payment Dependent Notes Series 477027

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
477027	$9,200	$9,200	9.88%	1.00%	April 30, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 477027. Member loan 477027 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,900 / month
Current employer:	Pearce windows and doors	Debt-to-income ratio:	16.79%
Length of employment:	n/a	Location:	west palm besch, FL

Home town:
Current & past employers:	Pearce windows and doors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,917.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 477794

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
477794	$23,500	$23,500	11.36%	1.00%	April 30, 2010	May 3, 2013	May 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 477794. Member loan 477794 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,517 / month
Current employer:	Organization of American States	Debt-to-income ratio:	16.10%
Length of employment:	5 years	Location:	BURTONSVILLE, MD

Home town:
Current & past employers:	Organization of American States
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > Steady job working for the international government. Borrower added on 04/20/10 > The funds will be used for a wedding in Honduras. Borrower added on 04/20/10 > Working in the finance department and working with contracts, I know how to balance a budget and repay on time.

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,837.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) A description of what the fully funded loan will be used for. 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. Thank You.	1) International Organization - NGO, I am a Procurement/Contract/Reporting/Planning Specialist. 2) The loan will be used to fund my wedding in Honduras. 3) Rent: $850 Cars/Insurance: $700.00 Utilities: $300 Phone/Tv/Internet: $250 Food: $250 CC: $200 4) Two savings account and a joint savings account.
Loan listed 8 days but attracted only miniscule 19 pct funding. Why so very little commitment by lenders? Simple answer: Follow-up Employment-Income verification a/k/a "Credit Review" appears to NOT have been completed. FYI: After Home Office < $1 trial deposit verifies the borrower bank account loan next step is Employment-Income Verification a/k/a "Credit Review". The Verification income is independent verification employment and vice verse. The LC Home Office Credit Review Team should have contacted you and specified documents to submit- 2 recent pay stubs, or IRS 1040, or IRS T4506 Request for Copy Income Tax Return. After Credit Review process has been completed, on-screen application that that all lenders view then will reflect loan status "Approved". Your on-screen application still shows status "In-Review". The "Approved" status- that your loan currently lacking- benefits the borrower because: (1) The loan will attract lenders "Fence Sitting" until the REQUIRED Credit Review process was completed before they commit their $ to help fund your loan. (2) After process is completed, funding pace quickens. (3) Afterthe loan 100 pct funds net $ can be deposited quickly into bank account. Successful Credit Review is the "KEY" ingredient to borrower's loan being fully-funded. Credit Review process considered PROACTIVE and can be completed quickly if is borrower initiated. THE CREDIT REVIEW IS BEST COMPLETED DURING A LOANS FUNDING. WAITING UNTIL YOUR LISTING AT VERY END CREATES MULTIPLE CHAIN-DELAYS. Experienced lenders won't commit their $$ to a loan until Credit Review is completed and on-screen application upgraded to "Approved" because their $ can be "tied-up" for up to 21 days. (14 days funding plus up to another 7 days afterward completing a Credit Review NOT initiated or completed during loans listing snf funding stage). You should refer to "Contact US" bottom Home Page for Member Services Dept TF phone number and email address. This information benefits the 1ST-time L C borrower. Lender 505570 US Marine Corps-RETIRED 04.26.2010 @ 4:59 PM ET.	I'm not really sure what the question is, can you rephrase it please.

Member Payment Dependent Notes Series 482505

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
482505	$12,000	$12,000	16.07%	1.00%	May 4, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 482505. Member loan 482505 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,813 / month
Current employer:	Tradesmen International	Debt-to-income ratio:	12.59%
Length of employment:	< 1 year	Location:	EAST TAUNTON, MA

Home town:
Current & past employers:	Tradesmen International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > Our Debt is Credit Card the list of balences and apr's are as listed and what will and won't be paid with this loan. 1. $2319 APR 0% Won't 2. $1507 APR 21% Will 3. $1550 APR ? Will 4. $2674 APR 20.24% Will 5.$2231 APR? Will 6. $2801 APR21% Will 7. $9641 APR 19.99% Will 8. $1988 APR 8.99% Won't 9. $1828 APR ? Will 10. 1098 APR 25.99% Will We both have stable jobs work hard and are good at paying bills on time. We want this loan so that we will be able to pay off this debt in a specific amount of time.

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,486.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view loan application providing Borrower Profile (Screen ID, Employer, Current Emploment Length, Gross Income pm, Home Ownership, Location, Debt-to-Income Ratio); highly condensed Transunion Credit Report (line totals but not individual items, i.e., Revolving Credit Balance (RCB) total $ debt but not $ balance owed individual credit grantees- Amex, MC, Visa, et al); borrower's narrative information. I am interested to help fund your $25,000 DC loan but first I have these FIVE questions: : (1) Provide brief description employer TRadesman International? (2) Position (Job/Role) that you do for employer? (3) C R shows $7,486 RCB debt (91.50 pct usage credit lines). Payments paid per month on RCB debts are what $ amount? (Total $ payments actually PAID per month and NOT CC minimum $ payments DUE per month.) (4) RCB total debt is $7,486; Loan is for $25,000; Extra $17,514 (less origination fee) is consolidating what specific debts? (5) If the borrower's required employment-income verification "Credit Review" process result is loan "Approved" for issue and loan 100 pct funds, L C issues 3-year term promissory that has NO prepayment penalty. Length of time you intend to maintain active loan before lenders receive loan's final payment is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers FIVE questions. Member 505570 USMC-Retired-Lender 04.21.20 5:55 AM.	1.Tradesman International are recruiters and construction employers.They provide contractors and industrial companies with the skilled craftsman that they are in need of to complete a job. 2. The position that I fill at Tradesman International is a Licensed MA Journeymen Plumber. 3. We try to pay over the minimum payment on all of my credit cards and if that works, we usually pay $830 to our credit cards monthly. That is the combined amount for both my wife and my credit cards. (mine alone are $420 a month) 4.My wife and my self are trying to concolidate all of our dedt. The infrormation we filled out should contain her infromation as well as mine. 5. We would be maintaining the loan for 2 to 3 years.
Thanks for reply; No questions; FYI: After Home Office < $1 trial deposit verifies borrower's bank account loans next step is Employment-Income Verification Credit Review. Verification income is independent verification employment and vice verse. L C Credit Review Team will contact you and specify income documents to submit- 2 recent pay stubs, or IRS 1040, or IRS T4506 Request for Income Data. After Credit Review completed application all lenders view then reflects loan status "Approved" and that benefits borrower because: (1) Loan attracts lenders "Fence Sitting" until the requirement completed before they commit their $. (2) After completed, funding pace quickens. (3) After loan 100 pct funds net $ can be deposited quickly into your bank account. The Credit Review should be considered proactive and borrower initiated. CREDIT REVIEW IS BEST IF COMPLETED DURING THE LOANS FUNDING. WAITING UNTIL LISTING AT END CREATES MULTIPLE DELAYS. Information benefits the 1ST-time L C borrower. Lender 505570 US Marine Corps-Retired-Lender 04.21.2010 @ 09:11 AM ET.	Thank you so much for the helpful infromation
L C Home Office Credit Review Team modified loan from $25K to $12K. QUESTION: Loan now 46 pct funded. After loan 100 pct funds are you accepting? Or declining? A DIFFERENT SUBJECT: Simultaneous Loans- Re: Lending Club Help, Borrower Information, How It Works, "Can I Apply for Multiple Loans?" Quote..."You may be able to apply for a second loan after 6 months of current payments in an existing Lending Club loan. You can only have a maximum of 2 loans in active repayment status on Lending Club. Borrower Membership Agreement, Section 3, "Loan Requests" , Sentence 2.. "You may not post more than one loan request on the site at a time and you may not have more than two loans outstanding at any given time"...End quote. Summary: After initial loan fully-funded, issued and borrower payments current for 6 months, subject to Lending Club's credit review requirements, the borrower can list another loan for lender consideration and possible funding. Borrower may be able to advantageously use this information in 6 months. Member 505570 USMC-Retired-Lender 0424.2010 @ 05:06 AM ET Re: Lending Club Help, Borrower Information, How It Works, "Can I Apply for Multiple Loans?" Quote..."You may be able to apply for a second loan after 6 months of current payments in an existing Lending Club loan. You can only have a maximum of 2 loans in active repayment status on Lending Club...Borrower Membership Agreement, Section 3, "Loan Requests", Sentence 2 "You may not post more than one loan request on the site at a time and you may not have more than two loans outstanding at any given time"...End quote. Summary: After initial loan fully-funded, issued and borrower payments current for 6 months, subject to Lending Clubs' borrower credit review requirements, the borrower can list another loan for lender consideration and possible funding. Borrower may be able to advantageously use this information in 6 months. Member 505570 USMC-Retired-Lender	Yes i do plan on accepting. I have a problem, i am waiting for lending club to call me back, i called because they say that they have removed a small amout of money from my account. The problem I am having is I do not see the amount that was removed on my online bank statement. Once i hear back and get this squared away i do plan on accepting.

Member Payment Dependent Notes Series 490267

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
490267	$21,000	$21,000	11.36%	1.00%	April 29, 2010	May 3, 2013	May 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 490267. Member loan 490267 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Bethlehem Apparatus Co., Inc.	Debt-to-income ratio:	8.50%
Length of employment:	10+ years	Location:	Bethlehem, PA

Home town:
Current & past employers:	Bethlehem Apparatus Co., Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	76
Revolving Credit Balance:	$23,302.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Bethlehem Apparatus Co., Inc. and what do you do there?	Bethlehem Apparatus is a chemical processing organization and I am the Director of Operations.
What is the 76 month old delinquency?	I am unaware of any delinquencies. To my knowledge, all my debts are either payed in full or are paid on time.
What are the loan amounts & interest rates you will be paying off?	Loan Amounts are 15,500, 2700, 2200. Variable Rates
Please list the rates on the loans.	13%, 21%, 17%.
How do you plan on avoiding additional debt while paying off this loan? Is this the only income or do you have income from a spouse?	This debt was accrued years ago at a tough time. I've been paying on it regularly, but with all kinds of variable rates, it does not get any smaller. There is a spouse's income of 45k

Member Payment Dependent Notes Series 490861

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
490861	$6,250	$6,250	7.51%	1.00%	April 30, 2010	May 9, 2013	May 9, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 490861. Member loan 490861 was requested on April 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Sears Holding	Debt-to-income ratio:	24.25%
Length of employment:	2 years	Location:	JACKSON, NJ

Home town:
Current & past employers:	Sears Holding
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/25/10 > using the money to pay off my school bills that are on my credit cards Borrower added on 04/26/10 > i have been with my company for over 2yrs now an I am the only Tech in the store an have a demanding position with plenty of hours allowed for me to get the job done Borrower added on 04/26/10 > I no longer use my credit cards only use cash or debit card for purchases while im paying off this loan an the loan will be the first thing paid off each month plus extra than the amount required each month Borrower added on 04/26/10 > my monthly budget without the credit card payments are about $500 an i bring in $1800 after taxes so there is no issue on being able to pay back this loan Borrower added on 04/27/10 > work about 50hrs a week so paying odd the loan will be easy Borrower added on 04/27/10 > my goal is to have this loan paid off in less than 2yrs

A credit bureau reported the following information about this borrower member on March 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,079.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Sears Holding and what do you do there?	Sears Holdings is the retail store sears that also owns Kmart. I am the technician at one of the stores an im responsible to make sure the computer systems stay up an running
Hello. Please list the current balance(s), interest rate(s), required minimum payment(s), and your normal monthly payment(s) for the debt you will be paying off with this loan. Thank you and good luck.	right now my current balance is $10,000 at the interest of 12.24%. my minimum payment is $220 a month an i pay $720 a month

Member Payment Dependent Notes Series 492357

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
492357	$10,000	$10,000	10.25%	1.00%	May 3, 2010	May 9, 2013	May 9, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 492357. Member loan 492357 was requested on April 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	ArcelorMittal Plate	Debt-to-income ratio:	15.50%
Length of employment:	2 years	Location:	Norristown, PA

Home town:
Current & past employers:	ArcelorMittal Plate
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/25/10 > I am looking to start off in real estate investing. I plan to use my loan in combination with my own savings to purchase a single family residential property. From the cash flow generated I will be able to pay for the Lending Club loan.

A credit bureau reported the following information about this borrower member on April 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,495.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is ArcelorMittal Plate and what do you do there?	Arcelormittal Plate is the steel plate divison of the steel manufacturing company ArcelorMittal. ArcelorMittal is the largest producer of steel in the world. I work at plant which produces steel plates for the military, bridges, fuel storage vessels, etc. I am a Quality Control Engineer at this plant.
1. Ho much is the mortgage on the investment property? 2. What are your total monthly expenses (itemized)? Thank you in advance for your answers!	Rent = $1200 Mortgage = ($377) Tax = ($165) Insurance = ($65) Maintenance Reserve ($75) Vacancy Reserve ($85) Lending Tree Loan ($324) Cash Flow = $109 Total Expenses = $1091

Member Payment Dependent Notes Series 493735

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
493735	$5,000	$5,000	15.33%	1.00%	April 30, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 493735. Member loan 493735 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Dairy Farmers of America	Debt-to-income ratio:	7.09%
Length of employment:	10+ years	Location:	KANSAS CITY, MO

Home town:
Current & past employers:	Dairy Farmers of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/27/10 > My fiance and I need a second car so she will be able to attend college without relying on me for transportation.

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	29
Revolving Credit Balance:	$482.00	Public Records On File:	1
Revolving Line Utilization:	34.40%	Months Since Last Record:	45
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows Public Record on File 45 months ago. Court judgment? Lein? Taxes? Bankruptcy? If bankruptcy- was it Chap 7? (Liquidation) Chap 11? (Reorganization) or Chap 13? (Wage earners plan). Member 505570 USMC-RETIRED 04.28.2010 @ 05:47 AM ET	That was from non-payment of a credit card while going through my divorce. A subsequent payment plan was set up and it was paid off in full.
What is your job at Dairy Farmers of America?	I am a web developer and also responsible for the layout of our quarterly publication.
Can you please explain your public record from 4 years ago?	That was from non-payment of a credit card while going through my divorce. A subsequent payment plan was set up and it was paid off in full.
Question: How long do you intend to keep this loan active? Less than 1 year? 1 to 2 years? 2 to 3 years maximum? Thanks for answer. Member 505570 USMC-RETIRED 04.28.2010 @ 09:43 AM ET	Ideally, I'd like to have it paid off in 1-2 years.

Member Payment Dependent Notes Series 494361

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
494361	$7,400	$7,400	13.11%	1.00%	May 4, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 494361. Member loan 494361 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Virginia Mason Medical Center	Debt-to-income ratio:	5.38%
Length of employment:	8 years	Location:	kent, WA

Home town:
Current & past employers:	Virginia Mason Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	49
Revolving Credit Balance:	$10,043.00	Public Records On File:	1
Revolving Line Utilization:	76.10%	Months Since Last Record:	76
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Virginia Mason Medical Center?	I am a sonographer. Been practicing for 12 years now. :) Love my job!
What is your occupation? Please explain your public record.	I am a sonographer. Been practicing for 12 years now. Love my job! :) Public record - Citibank filed a judgement. It was during a very difficult financial period (hubby was jobless for 3 years) and that was in Dec 2003. It will fall off my credit record this coming December. We settled w/ Citibank and paid them off.
Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	It is for one credit card - Capital One, The company boosted the interest rate to 18% and we want to pay it off more quickly w/ a lower interest rate. The balance is 7400, hence the loan amount request.

Member Payment Dependent Notes Series 494450

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
494450	$15,000	$15,000	12.73%	1.00%	April 28, 2010	April 26, 2013	April 26, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 494450. Member loan 494450 was requested on April 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Novare Group	Debt-to-income ratio:	20.21%
Length of employment:	3 years	Location:	Atlanta, GA

Home town:
Current & past employers:	Novare Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	26
Revolving Credit Balance:	$5,487.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 495306

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
495306	$5,000	$5,000	7.88%	1.00%	April 30, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 495306. Member loan 495306 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	TD BANK NA	Debt-to-income ratio:	8.67%
Length of employment:	5 years	Location:	MIAMI BEACH, FL

Home town:
Current & past employers:	TD BANK NA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/27/10 > I want to be able to get a great deal. Solid credit history and financialy responsible just short on liquidity to pay off debt. I want to be able to pay back my fiancee's ring w/o worrying with hidden fees.

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	51
Revolving Credit Balance:	$1,517.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at TD BANK NA and what do you do in your job there?	My position is Assistant Branch Manager. Im responsible for the sales and service performance of the branch.

Member Payment Dependent Notes Series 497476

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
497476	$25,000	$25,000	10.25%	1.00%	April 30, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 497476. Member loan 497476 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Milliken & Co.	Debt-to-income ratio:	12.23%
Length of employment:	10+ years	Location:	Boiling Springs, SC

Home town:
Current & past employers:	Milliken & Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 22, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,496.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the debts you are consolidating (source, balance, APR and current monthly payment made)? What are your other $ monthly costs (mortgage/rent, car, utilities, and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answers to these 2 Qs....	1. Looking to transfer a $25,000 from a Bank of America credit card with a 14.99% rate and $814 to a lower interest option. 2. In addition to the above, other monthly cost include: Mortgage: $898.00 Car: $332.71 Car Ins.: $84.00 Cell Phone: $80.00 Utilities: $115.00 Cable / Internet: $125.00 Visa Card: $400.00

Member Payment Dependent Notes Series 497886

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
497886	$12,000	$12,000	13.48%	1.00%	May 4, 2010	April 28, 2013	April 28, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 497886. Member loan 497886 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	pan american hospital	Debt-to-income ratio:	19.95%
Length of employment:	10+ years	Location:	MIAMI, FL

Home town:
Current & past employers:	pan american hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/15/10 > Consolidate High Credit Cards % 23 yrs with the same employer in a solid field.

A credit bureau reported the following information about this borrower member on March 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,535.00	Public Records On File:	1
Revolving Line Utilization:	53.40%	Months Since Last Record:	81
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where is pan american hospital and what do you do there?	Miami Florida Now is called Metropolitan Hospital Radiologist technologist Supervisor
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	May 1998 Pay for it $140000 Owe $62000
hi, please document card balances/rates that will be paid off with this loan, thanks	18% 21% 27%

Member Payment Dependent Notes Series 499788

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
499788	$12,300	$12,300	7.88%	1.00%	April 28, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 499788. Member loan 499788 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,739 / month
Current employer:	City of Cuyahoga Falls Ohio	Debt-to-income ratio:	22.14%
Length of employment:	5 years	Location:	MASSILLON, OH

Home town:
Current & past employers:	City of Cuyahoga Falls Ohio
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > Hope to consolidate several smaller accounts into one monthly payment.

A credit bureau reported the following information about this borrower member on March 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,666.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Personal loan @ 10% - $14,000 - Not Pay Off Personal loan @ 9% - $4600 - Will Pay Off Credit Card @ 10% - $7500 - Will Pay Off Credit Card @ 9.5% - $7700 - Not Pay off
Congrats on joining LendingClub to fund your loan! In an effort to try to understand your financial situation a bit better and the reason for the loan, could you please respond to the following: What are your responsibilities at the city? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? So we can understand how this loan payment will fit in to your budget, please give us an idea of your monthly bills. What are the current minimum monthly payments of the debt you will pay off with this loan? Do you have a second mortgage or HELOC? If so, what is the balance and monthly payment? In the case of loss of income, what is your contingency plan to repay this loan? Are you having the payments for this loan automatically withdrawn from your bank account every month? Thanks and good luck with your loan!	I am an engineer w/ the city, but I am not the sole earner in the family, my spouse's income is about the same as mine. The loans I am paying off are my own personal debt's though, and therefore I am not including her income in this loan request. We consider our seperate bank account "system" as a key component to our happy 11 yr + marriage. We don't have a 2nd mortgage/ HELOC. The payments for this loan will be on automatic bill pay and w/o sounding over confident, I am VERY secure w/ my employeer and my current position. R

Member Payment Dependent Notes Series 499806

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
499806	$12,000	$12,000	15.33%	1.00%	April 30, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 499806. Member loan 499806 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,292 / month
Current employer:	St. Peter's University Hospital	Debt-to-income ratio:	13.91%
Length of employment:	9 years	Location:	Whiting, NJ

Home town:
Current & past employers:	St. Peter's University Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > I intend to use this consolidation loan to pay off two high interest accounts. One loan and one credit card. I have a 740 credit rating with experian and own my home. My mortgage and other bills are paid on time and I will do the same with this loan. My job is extremely stable and recession proof...I work as a power plant engineer at a hospital who is required by state law to have me there. I have been employed there for ten years and at my previous job for 22 years. My wife and I appreciate your confidence in us in funding this loan and promise to pay you back fully and on time. Thank you for considering our loan.

A credit bureau reported the following information about this borrower member on March 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	46
Revolving Credit Balance:	$4,420.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view loan applications showing the Borrower Profile (ID, Employer-Length of Time, Gross Income pm, Home Ownership, Location, Debt-to-Income Ratio); A condensed Transunion Credit Report (line totals but not individual items- Revolving Credit Balance (RCB) total $ debt but not $ balance owed each credit grantee- Amex, Home Depot, MC, Visa, etc); And- if borrower provided- the narrative information. I am interested to help fund your $12,000 DC (St Peter's Univ Hosp) loan but first I have these questions: (1) C R shows $4,420 RCB debt 36.80 pct usage credit lines). Payments paid per month on RCB debts are what $ amount? (Total $ actually PAID per month and NOT the CC minimum $ payments DUE per month.) (2) RCB debt $4,420; Loan is $12,000; Extra $7,580 (less loans origination fee) consolidating what specific debts? (3) If borrower's required employment-income verification a/k/a "Credit Review" result is loan "Approved" for issue and later 100 pct funds, L C issues 3-year term note that has NO prepayment penalty. Length of time that you intend loan to remain active before lenders receive final payment is: 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers all THREE questions. Member 505570 USMC-RETIRED 04.27.20 6:05 AM.	Thank you for your question. I will answer to the best of my ability. Question 1. Our monthly payments are: Personal Loan $377.00 per month and Capital One Credit card $170.00 to 200 per month. Question 2. The consolidation loan will pay off these two debts for an approximately total of $10,249. at a much lower interest rate which will save us money and pay off debt faster. The extra funds after fees which should total about $1200 will be put towards a small home improvement project and to pay off one other debt to GE Money which has a small remaining balance of $80.00. Question 3. We intend to pay this loan back over 3 years. Also, not noted on my application is $10,000 additional income that my wife receives. This actually brings our gross income to $73,500. I hope this answers your questions, if not, please feel free to write again. On a personal note, I see you are USMC-Retired. I was in the Navy during Vietnam, my Dad was one of the original navy seals (mine and bomb disposal) during WWII and my nephew is a Navy Seal now....my family thanks you and your family for your service.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Type your answer here. Dear HHIslander: Thank you for your question. The two creditors that will be paid off are a personal loan from Prosper which has a balance of $4,702.44 (from total of $9,950) and an interest rate of 21.60% (payments have 100% on time payment history) with a monthly payment of $377. The second creditor to be paid off will be Capital One Credit Card with a balance of $5,547.00 which has an interest rate of 29.40% and a monthly payment of $175 to 200 depending on the monthly balance (I often make large payments to that account) . I am uncertain of the fees that will be deducted from the total loan of $12,000, but I think there will be enough funds to pay off the GE Money account which has a small balance of $78.32 remaining at an interest rate of 29.99%. Any remaining funds will be used for a small home improvement project. Please write again if you have any further questions and I thank you for your interest in my loan. (P.S. Please note that my wife has a small income of $10,000 per year which I did not include in the income section, so actual gross is $73,500)
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Dear CriticalMiss. Thank you for your question. The debts that will be paid off are: Prosper Personal Loan: Balance $4,702 @21.60% Capital One Credit Card: Balance $5,547 @ 29.40% GE Money: Balance $80.00 @ 29.99% Debts that won't be paid off are: Car Loan with Wells Fargo Balance approx. $8,000 monthly payments $199. and our mortgage All above payments are current...Prosper loan has a listing of 19-- 100% on time payments. This consolidation loan will reduce our monthly payment and save considerably interest payments thus paying off the debt faster. Thank you for considering our loan.
hi. your loan looks pretty good. could you list the loans you are paying off: balances, interest rates? what is your take-home pay (combined with wife) and what are monthly expenses? thanks	Hi PizzaAddiction. Thank you for your question The debts that will be paid off are: Prosper Personal Loan: Balance $4,702 @21.60% Capital One Credit Card: Balance $5,547 @ 29.40% GE Money: Balance $80.00 @ 29.99% Take home pay is approximately (I work at a hospital and overtime varies from month to month) $4300 per month. Our monthly expenses are the above listed which will be paid off with LC loan; car loan of $199.00; mortgage of $1300 (which I am currently working on refi at a savings of $300-400 per month); our utilities that run about $200 a month; insurances at $140 a month. Other expenses are just normal food and gas. Thank you for your interest in my loan, I appreciate your help.
I like your financial metrics and will likely be investing in your loan app. However, would you mind verifying your employment and income with Lending Club? LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this. I ask for 3 reasons: 1) makes investors feel more secure in their investment, 2) increases your chance of getting a fully funded loan, 3) your loan app gets funded faster. So it benefits us both. Best of luck with your application!	Type your answer here.Dear PassiveInc. Thank you for your question. Yes I will contact the support staff and request info on how to verify employment and income. I have no problem with that. I will send the e-mail now. Thanks for your advice on how to get funded, I appreciate your insight.

Member Payment Dependent Notes Series 499906

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
499906	$8,000	$8,000	11.36%	1.00%	April 28, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 499906. Member loan 499906 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	WGNO-WNOL	Debt-to-income ratio:	13.10%
Length of employment:	1 year	Location:	METAIRIE, LA

Home town:
Current & past employers:	WGNO-WNOL
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,856.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Please list the source(s) of your debt, as well as the APR, amount and if each will be paid off with this loan. If one or more are credit cards, please explain how this dept was incurred. Thank you in advance.	Citi: 19.99% CapitalOneCard: 15.90% I did not know about the $300 fee. Citi will surly be paid by the $7700. CaptialOneCard will just almost be paid off by the balance. I was stupid enough to fall for a Nigerian Scam. By the time I was aware of the scam I was in terrible debt. I'm desperately trying to recover.

Member Payment Dependent Notes Series 501834

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
501834	$20,000	$20,000	13.11%	1.00%	April 28, 2010	April 29, 2013	April 29, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 501834. Member loan 501834 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Philips North America	Debt-to-income ratio:	16.09%
Length of employment:	2 years	Location:	Union City, CA

Home town:
Current & past employers:	Philips North America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/15/10 > Her 2nd time, my 1st time. We're both in our 30's, and our parents are retired and are unable to help pay for the wedding. Instead of trying to put this all on our credit cards, we want to be smart and take a loan out.

A credit bureau reported the following information about this borrower member on April 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$95,305.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Philips North America?	Hi CriticalMiss, At Philips North America, I am a Senior IT Consultant, working in their IT Applications division on internal ERP (Enterprise Resource Planning) projects.
Hi. I am looking at your loan, but before I invest, I have a few questions. 1) Who/what is your Employer(s) and what do you do/job description there? 2) Breakdown normal monthly expenses (mortgage, insurance, car, utilities, phone, internet, food, childcare, loans, credit cards, etc.) with a total amount for these monthly expenses. This will show how the Lending Club loan payment fits into your monthly budget. 3) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving if you lost your job. Spousal assistance. etc.) Thank You.	Hi Member_608819, I'm an Senior IT Analyst / Consultant for Philips. I primarily work on projects related to the ERP (Enterprise Resource Planning) software that they use across the organization. Normal Monthly Expenses: Mortgage (1st and 2nd): $2100 Property Taxes: $258 Net Rental Expenses: $50 (average, it fluctuates month to month) Insurance (Condo and Car): $143 HOA Fees: $322 Credit Card / Installment Loans: $1353 Car Payments: $0 (car is paid off) Utilities: $75 Phone: $32 Internet: $30 TV: $83 Food: $1200 (note:Food costs cover 5 total, including 3 children: 18, 13, and 10) Childcare: $0 3.) Fianc??e makes $55,000 annually. She has $8000 in savings, I have $3000 in savings. I have two 401Ks one with $92,000 and the 2nd one with $20,000.
Please explain your extremely large revolving credit balance. Does she have a job? If so, what will your combined income be?	Hello HHIslander, The extremely large revolving credit balance as reported here is comprised of two parts: - Home Equity Line of Credit (aprox 70%) - Credit Card Balances (aprox 30%) My fiancee does have a job, she is a staff accountant at a local high tech firm. Our combined income will be $180,000 a year.
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	Hello Member_595101, 1.) I purchased my home in 2004. 2.) I paid $425,000. (note, this home purchased at the height of the market in the San Francisco bay area) 3.) Total Outstanding Balance: aprox $400,000 Also note, to consolidate our expenses, my fiancee and I have already moved into her home and I am currently renting out my home. Rental income (currently): $1300 / month.
Congratulations! I'm interested in funding you loan, but have a few questions. (1) When is the wedding and what is the total budget? (2) What are your monthly expenses (mortgage, rent, car, student loans, credit cards, etc.)?	Hi nyctrinity, Wedding is in August. Budget is $35,000. $15,000 comes from our own savings over the past year. Monthly Expenses: Normal Monthly Expenses: Mortgage (1st and 2nd): $2100 Property Taxes: $258 Net Rental Expenses: $50 (average, it fluctuates month to month) Insurance (Condo and Car): $143 HOA Fees: $322 Credit Card / Installment Loans: $1353 Car Payments: $0 (car is paid off) Utilities: $75 Phone: $32 Internet: $30 TV: $83 Food: $1200 (note:Food costs cover 5 total, including 3 children: 18, 13, and 10) Childcare: $0
Can you tell us about your other $ monthly costs (mortgage/ HELOCS, car, utilities, CC debt not paid off with this loan and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs) as applicable? Thanks for your answer to this Q..	Hi Member_569427, Normal Monthly Expenses: Mortgage (1st and 2nd): $2100 Property Taxes: $258 Net Rental Expenses: $50 (average, it fluctuates month to month) Insurance (Condo and Car): $143 HOA Fees: $322 Credit Card / Installment Loans: $1353 Car Payments: $0 (car is paid off) Utilities: $75 Phone: $32 Internet: $30 TV: $83 Food: $1200 (note:Food costs cover 5 total, including 3 children: 18, 13, and 10) Childcare: $0
Hi, Congrats on getting married. What was the purpose of taking out the HELOC -- most likely a better mechanism to get money for a wedding than an unsecured personal loan. Is your home loan-to-value very high considering the market has fallen off a cliff? Do you have any savings or emergency funds in case of emergencies (if so how much)? Thanks	Hi Wingsauce22, The HELOC was part of the loan package for purchasing my condo. The lender recommended a combination of money down, a traditional mortgage and a HELOC (which seems to be very typical recommendation in California during that time). Yes, Unfortunately my home loan-to-value is very high. I'm doing a few things to mitigate this: My fianc??e and I have consolidated into her townhouse to help lower some of our costs, and I am currently renting out my condo on a one year lease. I've never been late in making a payment on my mortgage or the HELOC.

Member Payment Dependent Notes Series 501886

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
501886	$15,000	$15,000	10.62%	1.00%	April 30, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 501886. Member loan 501886 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,500 / month
Current employer:	Preferred Anesthesia Associate	Debt-to-income ratio:	0.46%
Length of employment:	9 years	Location:	LINWOOD, NJ

Home town:
Current & past employers:	Preferred Anesthesia Associate
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > Money to be use for a small home improvement.I have a excellent credit history and no credit /auto loans.Own my own house for 9 years. Works in the medical sector.Thank you.

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	21
Revolving Credit Balance:	$4,068.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you really make $25,500/MONTH? If so, why do you need this loan?	Type your answer here. No
What is Preferred Anesthesia Associate and what do you do there?	Type your answer here.It is an anesthesia provider in Southern New Jersey .I'm salaried to provide such service as an Anesthesiologist
Is your stated income correct, $25,000 per month?	Type your answer here.Yes gross
1. Are you willing to provide proof of income? 2. Would you mind explaining the amount and circumstances of your delinquency less than two years ago?	Type your answer here.Proof of income was provided. As far as I know never been delinquent.Good credit rating and no bad debts.
I just have one question. Will you have any trouble paying back this loan?	Type your answer here.No

Member Payment Dependent Notes Series 502510

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
502510	$5,000	$5,000	6.76%	1.00%	April 28, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 502510. Member loan 502510 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	City of Arvada	Debt-to-income ratio:	9.60%
Length of employment:	8 years	Location:	DENVER, CO

Home town:
Current & past employers:	City of Arvada
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > Funding for educational and travel expenses (yoga and vocal pedagogy certifications) and workshop development in somatic education for actors and singers. Borrower added on 04/26/10 > These certifications will allow me to diversify my current teaching portfolio and increase my self-employment income.

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,232.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with the City of Arvada, and what do you do in your role there?	Hello, I have worked on a contract basis as both an actor and a dialect coach for the Arvada Center Theatre Company. My primary income is from self-employment as a performer, voice teacher, opera translator, and consultant. Thank you for your interest.
Can you please provide a monthly budget. In addition, since your self employed, what is your typical variation in monthly income. How much of an increase in income do you predict after completing this training? Thanks	Thank you for your interest. Monthly Expenses: $1600 Monthly Income: $2250 (yearly income/12) Due to the fact that I am largely self-employed, my monthly income does fluctuate somewhat. About half of my monthly income comes from the same sources every month. The rest is from contract jobs which change over the course of the year. Nonetheless, I am a conscientious planner and have never been delinquent on any financial obligation. After completing my training this summer, I conservatively estimate $150/month increase in income from teaching yoga. This number will increase as I become established and gain experience. However, the real benefit of this training will be the opportunity to offer workshops for performing arts training programs and producing organizations. The estimated starting rate for a five-hour series of workshops in somatics and voice will be $500. To sum up, I expect the increase in steady income and employment to cover the cost of the loan. My real potential profit will come from workshop development.

Member Payment Dependent Notes Series 502892

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
502892	$1,200	$1,200	13.48%	1.00%	May 4, 2010	May 14, 2013	May 14, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 502892. Member loan 502892 was requested on April 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	24.99%
Length of employment:	1 year	Location:	El Dorado, AR

Home town:
Current & past employers:	Lockheed Martin
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/30/10 > I plan to use the money to pay for this summer semester (3hrs), MS IE. My employer has an education assistance program that will reimburse the cost of tuition and books after the class was completed with a B or higher, so I am using this loan until I am reimbursed.

A credit bureau reported the following information about this borrower member on April 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,661.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at Lockheed Martin?	My title is Operations Engineer, in the Industrial Engineering department.

Member Payment Dependent Notes Series 503028

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
503028	$3,100	$3,100	6.76%	1.00%	April 30, 2010	May 12, 2013	May 12, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 503028. Member loan 503028 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,483 / month
Current employer:	Lewis and Roca LLP	Debt-to-income ratio:	12.06%
Length of employment:	3 years	Location:	Mesa, AZ

Home town:
Current & past employers:	Lewis and Roca LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/28/10 > Cheap RV to fix up

A credit bureau reported the following information about this borrower member on April 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,897.00	Public Records On File:	0
Revolving Line Utilization:	17.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 503581

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
503581	$8,000	$8,000	7.51%	1.00%	May 4, 2010	May 13, 2013	May 13, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 503581. Member loan 503581 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,208 / month
Current employer:	Cranney Companies	Debt-to-income ratio:	2.00%
Length of employment:	1 year	Location:	WAKEFIELD, MA

Home town:
Current & past employers:	Cranney Companies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/30/10 > I will be using the funds for a roof and other improvements on a home I have recently purchased. I have excellent credit and job stability. I currently carry no debt. I would rather a lower interest loan such as this than to use higher interest credit cards i have available.

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$401.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are Cranney Companies and what do you do for them?	Cranney Companies is plumbing, electrical, HVAC and communications service and construction company serving both residential and commercial customers. I am a master plumber working as the Commercial Division Estimator and Chief Project Manager.
Please be more descriptive about Loan Purpose and Description. I am looking for stability in employment. 1. What is your current position and job description with Cranney? 2. Where did you work before your current job and for how long? 3. Why did you leave your previous employment?	The loan is for some improvements i.e. a roof for a home I have recently purchased. I have been the Comercial Plumbing Division Estimator and Chief Project Manager at Cranney Companies for one year. Prior to that I worked for a mid-size residential plumbing company as a master plumber for 6 years. I left there to pursue career advancement and broaden my experience in the trade to commercial and industrial work.

Member Payment Dependent Notes Series 503668

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
503668	$9,000	$9,000	14.22%	1.00%	April 28, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 503668. Member loan 503668 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	HAGYARD PHARMACY	Debt-to-income ratio:	17.30%
Length of employment:	3 years	Location:	GEORGETOWN, KY

Home town:
Current & past employers:	HAGYARD PHARMACY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	58
Revolving Credit Balance:	$10,689.00	Public Records On File:	0
Revolving Line Utilization:	86.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what type of home addition are you doing?	We are adding a baby's room. The project cost is 15k, we have 6K in cash to contribute.

Member Payment Dependent Notes Series 503740

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
503740	$25,000	$25,000	14.96%	1.00%	April 29, 2010	May 3, 2013	May 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 503740. Member loan 503740 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,417 / month
Current employer:	Bound Tree Medical	Debt-to-income ratio:	14.71%
Length of employment:	7 years	Location:	COATESVILLE, PA

Home town:
Current & past employers:	Bound Tree Medical
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	17
Revolving Credit Balance:	$10,477.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view loan application providing Borrower Profile (Screen ID, Employer, Current Length of Employment, Gross Income, Home Ownership, Location, Debt-to-Income Ratio); highly condensed Transunion Credit Report (line totals but not individual items, i.e., Revolving Credit Balance (RCB) total $ debt but not $ balance owed individual credit grantee- Amex, Home Depot, MC, Visa, et al); and borrower's narrative information. I have questions concerning your $25,000 DC loan: (1) Provide brief description employer Bound Tree Medical? (2) Position (Job/What you do/Role) for employer? (3) C R shows $10,477 RCB debt (67.20 pct usage credit lines). Payments paid per month on RCB debts are what $ amount? (Total $ actually PAID per month and NOT CC minimum $ payments DUE per month.) (4) C R shows credit payment delinquency 17 months ago. Reason is? (5) If borrower's required employment-income verification a/k/s "Credit Review" process result is loan "Approved" for issue and loan 100 pct funds, L C issues 3-year term promissory that has NO prepayment penalty. Length of time you intend to maintain active loan before lenders receive loan's final payment is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers FIVE questions. Member 505570 USMC-Retired-Lender 04.20.20 5:45 AM.	1)Bound Tree Medical is the largest distributor of Emergency Medical Supplies in the country. We cater to emergency medicine: Fire, Ambulance, Police Dept, Emergency Depts. www.Boundtree.com 2)Region Account Manager/I manage existing customer base in territory. Grow new sales/business. I'm salry plus commission 3)My monthly minimums add to $700/month. I pay between $1500-3500 month. I never pay minimums. I use the cards for business and our company is now providing us with company card for expenses. I want to get rid of my cards now. 4)This came to light while applying for this loan. I have a letter from Kohls stating that my payment was applied to my wifes account and not mine in error. This is currently in the process of being appealed and taken off my report 5)I used Lending club in the past and paid my 17k loan off in 1 1/2 yrs. I would say 1-2 yrs. I hope this sufficiently answers your questions
What is Bound Tree Medical and what do you do there?	Answered in question 1
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	We had a new construction and made settlement 9/24/09. Purchase price $450k. Our current mortgage total is $395k. This is our only mortgage and it is at a 30yr fixed rate
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. Thank You.	I will be paying off my two big cards. Captialone visa and Amex card. They Total 28k. This will be reduce to 23k after 5k payments I made yesterday. While I applied for this loan, my wife is also a principal owner/contributor to house, utilities, etc. We have one car payment $200/month ($7500 owed), Student loans $60/month ($3200 owed), Bestbuy Card $10/month ($660 owed), Personal credit line with Bank $200/month ($9000 owed). I mke these payments and the rest are split with my wife.

Member Payment Dependent Notes Series 503751

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
503751	$12,250	$12,250	11.36%	1.00%	April 30, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 503751. Member loan 503751 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,583 / month
Current employer:	American Home Shield	Debt-to-income ratio:	19.86%
Length of employment:	2 years	Location:	Lagrange, GA

Home town:
Current & past employers:	American Home Shield
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,161.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current monthly payment on each debt. Thank you.	I plan to pay off three bills with this loan. I have been pursuing an MBA degree from the University of Phoenix. I have a balance of $3,280 due to the university before I can commence coursework. This debt was recently aquired and there is currently no payment arrangement. The other accounts I plan to pay off are lised below. Home Depot Consumer Card Creditor-CitiBank Balance $500 Monthly Payment $15 CitiCard Credit Card Creditor-CitiBank Balance $9600 Monthly Payment $250

Member Payment Dependent Notes Series 503873

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
503873	$20,000	$20,000	13.85%	1.00%	April 30, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 503873. Member loan 503873 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	COST Financial Group	Debt-to-income ratio:	22.68%
Length of employment:	10+ years	Location:	Waterloo, IL

Home town:
Current & past employers:	COST Financial Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,245.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current monthly payment on each debt. Thank you.	Citibank (Line of Credit) - $12,500 - $350 American Express - $3,000 - $100 Chase Mortgage (Escrow Shortage) - $3,500 - $320
Have a look at these two web sites they will help you save money and have the potential to make you money as well. www.energyhouse.joinambit.com www.energyhouse.whyambitworks.com	Thanks
Sold or bought a house?	Bought and Sold in April/May 2008. Most of the line of credit with Citibank represents those transactions.
HI there, Can you please list the current APR's on the 3 accounts you are looking to consolidate. Thank you in advance for your answers.	Citibank - 14.99 AMEX - 17.99 The last is mortgage escrow shortage that crippled the budget, consolidating will enable the payoff without hampering the ability to fulfill current obligations.

Member Payment Dependent Notes Series 504489

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
504489	$14,500	$14,500	9.88%	1.00%	April 29, 2010	April 28, 2013	April 28, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 504489. Member loan 504489 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,400 / month
Current employer:		Debt-to-income ratio:	2.79%
Length of employment:	n/a	Location:	newfoundland, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,387.00	Public Records On File:	1
Revolving Line Utilization:	11.80%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or source of income?	Type your answer here.social security

Member Payment Dependent Notes Series 504545

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
504545	$9,000	$9,000	10.99%	1.00%	April 28, 2010	May 3, 2013	May 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 504545. Member loan 504545 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,080 / month
Current employer:	Tom Sawyer Camps	Debt-to-income ratio:	23.41%
Length of employment:	10+ years	Location:	Lake View Terrace, CA

Home town:
Current & past employers:	Tom Sawyer Camps
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,116.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 504547

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
504547	$20,000	$20,000	13.48%	1.00%	April 28, 2010	April 29, 2013	April 29, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 504547. Member loan 504547 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	UNITED HEALTH CARE	Debt-to-income ratio:	12.07%
Length of employment:	3 years	Location:	MAPLE GROVE, MN

Home town:
Current & past employers:	UNITED HEALTH CARE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/15/10 > I have a great opportunity to purchase stock in an existing business. Using these funds plus my own, I will be a 20% stock holder in a business who's gross sales average $2.2 million. Thanks for the opportunity!

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	28	Months Since Last Delinquency:	5
Revolving Credit Balance:	$5,161.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is UNITED HEALTH CARE and what do you do there?	United Health Care is a health insuracne company. I am in the renewal department for small business! Thanks
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	I bought my home for 154,000.00 in 2006. I have one morgage, no heloc... Balance is close to price I bought it for.
Would you mind disclosing what type of business you're investing in and give some brief details. I'm not asking for confidential information, of course, just curious if you will be using any of your ROI to repay your loan debt, or if you will be using your primary job income to make monthly payments.	My ROI will be additional income and I will be using my primary job to pay back the loan.

Member Payment Dependent Notes Series 504602

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
504602	$15,000	$15,000	13.85%	1.00%	April 29, 2010	April 28, 2013	April 28, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 504602. Member loan 504602 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Florida Hospital	Debt-to-income ratio:	7.78%
Length of employment:	7 years	Location:	Orlando, FL

Home town:
Current & past employers:	Florida Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	7
Revolving Credit Balance:	$16,349.00	Public Records On File:	0
Revolving Line Utilization:	71.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where is Florida Hospital and what do you do there?	Hello. Florida Hospital is in Orlando and I am am an ICU nurse
Hi. I am looking at your loan, but before I invest in it, I have a few questions. 1) What is your Employer's type of business and what do you do/job description there? 2) Exact Purpose of Loan = If consolidating debts (include balances, rates, and payment amounts Ex CC#1 - $5000@24%=$70mo) to be consolidated with this loan? Add information about any other debts affecting your DTI that are not being consolidated (Student Loans, Other Loans, Other credit cards). 3) A breakdown of normal monthly expenses (mortgage, insurance, car, utilities, phone, internet, food, childcare, loans, credit cards, etc.) with a total sum of these monthly expenses. This will show how the Lending Club loan payment fits into your monthly budget. 4) Please explain the Delinquency 7 months ago. 5) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance, etc. if you lost your job.) Thank You.	Hello, I work for Florida Hospital where I am an RN. I need this loan to consolidate my 2 credit cards, I am $17,000 in debt. My monthly expenses include rent-$720, cable/internet-$90, utilities are included with rent, food-$150,credit cards-$400. So my monthly expenses are approx 1400-1500. I cannot recall any delinquency 7 months ago, but I can assure you that if there was, it was taken care of. I have recently obtained a 2nd job to supplement my income
Will help. I have Lots of friends who work at FL Hosp. :) God Bless you.	Thank you so very very much. I'm going through some hard times right now, but I'm getting back on my feet, thank God! May He bless you as well for helping me.
I am interested in helping you but I have a question. If you are currently paying $400.00 per month on your credit cards and you're "going through some hard times right now", won't paying a loan of $511.56 be MORE difficult for you? Thank you in advance.	Hello, the cause of my financial difficulties, health issues, has resolved. I now have a 2nd job to supplement my income so it will not be difficult to repay the loan at this time. Thank you for your consideration.

Member Payment Dependent Notes Series 504611

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
504611	$8,000	$8,000	12.73%	1.00%	April 28, 2010	April 28, 2013	April 28, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 504611. Member loan 504611 was requested on April 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$54,000 / month
Current employer:		Debt-to-income ratio:	1.37%
Length of employment:	n/a	Location:	Highwood, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/14/10 > I need to increase my credit score, pay down debt, and have a very solid plan to do this. I welcome any questions to discuss my personal situation/circumstances that brought me to this unfortunate financial situation currently. Any assistance would be greatly appreciated. Borrower added on 04/14/10 > I have a very solid plan to regain my financial footing, to pay down debt, and to increase my credit score. I have encountered a series of unfortunate events that led me to this unfortunate financial circumstance currently. I welcome any inquiries to help clarify and to ensure lenders that I have a very good financial plan in place now. Thank you for your consideration. Borrower added on 04/15/10 > Thank you. 1) error, should read $54,000/year ($1700 ret pay, $1200 addtl' ret pay, $1600 VA disability) all of which are lifetime. 2) and 3) Per mo: veh loan 367.72 (8%) bal 15,179, personal loan 346.94 (14%) bal 7977.24, visa 100.00 bal 7498.66 (17.4%), ins. 58.00, tuition 650.00, gas 125.00, elec. 125.00, rent 900.00, tricare 38.00, cable/net/phone 145.00, cell 125.00, veh gas 200.00, med. co-pay 65.00, church 80.00, groc. 400.00=3725.66. Will try very hard to condense some very pertinent information: apprx 2 1/2 yrs ago my now ex husband was courtmartialed for sexually abusing one of our 3 children, lost his 24yr career and is incarcerated. I was left holding the financial bag. My daughter has now struggled with depression and PTSD among other things that eventually led to her abusing drugs to cope with the pain. I have exhausted the resources for treatment available to us and had to pay for all or part of of treatment she has received over the last couple of years which was an unforseen financial expense, divorce proceedings, and am trying to pay 6200.00 owed to the IRS for $ he removed from a 401K (without my knowledge prior to his incarceration). I still have debt outstanding to four different medical groups in the amts of 345.00, 650.00, 175.00, and 565.00. I have been able to eliminate extra expenses related to my daughter that have cost hundreds of dollars, and will continue to find additional ways to cut costs. The tuition is for the other two children in Catholic school. I realize this may seem unnecessary, but I have worked very hard to provide a stable, safe, and secure environment for two children who have experienced the unexpected loss of their father and the devastation their older sister's drug addiction has caused. This is one security I cannot change. Tuition payments obviously aren't paid in June and July. Lastly, This year between Jan and May I have an additional 1368.00/mo with the GI Bill as a full-time student. I will collect that same amount in the fall of 2010 between Sep-Dec. as well. I haven't had an emergency fund and have been robbing Peter to pay Paul the last few months. The purpose of the loan is to catch up on monthly expense bills (behind one month on all bills), pay off medical, pay down IRS and decrease Visa (17.4%) in an attempt to increase credit score. I desperately need to start establishing an emergency fund. I have anticipated vehicle maintenance costs upcoming as well. Please let me know if you have additional questions. Thank you. Borrower added on 04/15/10 > addtl' answers for USMC-Lender: HMC and E-7; unsure about what you are asking in question "5" i.e. will I pay off earlier than 3 years, etc?

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	30
Revolving Credit Balance:	$125.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Shipmate, Lenders view loan application providing Borrower Profile (Screen ID, Current Employer, Length of Employment, Gross Income PM, Home Ownership, Location, Debt-to-Income Ratio); a condensed Transunion Credit Report (line totals but not individual items, i.e., Revolving Credit Balance (RCB) total $ debt but not $ balance owed individual credit grantees- Amex, Discover, Home Depot, MC, Visa, etc.) and borrower self-entered narrative information. I have multiple questions concerning your $8,000 DC loan: (1) Gross Income shown as $54,000 PER MONTH- highly unlikely. I believe you mean $4,500 per month or $54,000 per year? (2) USN Retired Rank is what? (3) USN Retired Pay Grade is what? (4) CR shows only $125 RCB debt (41.70 pct usage available credit lines). Why do you need $8,000 to pay off $125 in debt? (5) If borrower's employment-income verification (a/k/a "Credit Review") process result is that loan "Approved" for issue, and loan 100 pct funds, L C issues a 3-year term promissory note with NO prepayment penalty. Length of time that you intend to maintain active loan before lenders receive loan's final payoff is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Advance thanks providing expected answers to all FIVE questions I asked. Member 505570 USMC-Retired-Lender 04.15.20 @ 5:15 AM ET	Thank you. Had trouble submitting info here for whatever reason and posted addtl' info under description section.
Your profile indicates that your current income is $54,000 / month. What should it say?	Thank you. It should say per year.
Hi. I am looking at your loan, but before I invest in it, I have a few questions. 1) Is $54,000 / month your actual retirement monthly distribution? 2) Exact Purpose of Loan = If consolidating debts (include balances, rates, and payment amounts Ex CC#1 - $5000@24%=$70mo) to be consolidated with this loan? Add information about any other debts affecting your DTI that are not being consolidated (Student Loans, Other Loans, Other credit cards). 3) A breakdown of normal monthly expenses (mortgage, insurance, car, utilities, phone, internet, food, childcare, loans, credit cards, etc.) with a total sum of these monthly expenses. This will show how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance, etc. if you lost your job.) Thank You.	Thank you. I posted addtl' info in the description section.
Good morning...I read your brief narrative and listing and wanted to make a suggestion that might be helpful to you in securing the funds you need. First, your profile indicates an income of $54,000 per month (whch I presume is far beyond your navy retirement income) and also that you show that you are not now employed so asking you to divulge your additional sources of income is quite natural. I am assuming that the income you listed is ANNUAL and not monthly so that also needs further clarification. You also make reference to personal circumstances that led to a rather "unfortunate" situation which is not explained. I realize that there is a need for privacy but you might care to provide at least a generic HINT of how this loan will be of help to you in getting back on solid financial footing since your profile shows alomost no revolving debt. There are many retired military members of Lending Club who might be willing to help if you can describe your needs better.	Thank you. I had trouble submitting the addtl' info. and posted info in description section.
Have a look at these two web sites they will help you save money and have the potential to make you money as well. www.energyhouse.joinambit.com www.energyhouse.whyambitworks.com	Thank you.

Member Payment Dependent Notes Series 504830

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
504830	$10,000	$10,000	10.62%	1.00%	April 28, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 504830. Member loan 504830 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,011 / month
Current employer:	USN	Debt-to-income ratio:	22.07%
Length of employment:	10+ years	Location:	HAMPTON, VA

Home town:
Current & past employers:	USN
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > Loan is being used for a down payment on a mobile home park that is generating eight thousand dollars monthly income.

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
USN Military meber Rank is what? USN civilian Job Title is what? USN Military Pay Grade is what? USN civilian GS pay Grade is what? If USN enlisted member your Expiration Current Contract Date (ECCD) is when? Member 505570 USMC-Retired-Lender 04.21.2010 @ 06:19 AM ET	Sir, I am a Petty Officer First Class (E6) with ten years active duty. My ECCD is 25NOV11 and I am going to reenlist in February. I am self employed and invest in real estate. I currently own 14 rental properties in Jacksonville, NC where I primarly invest because that is my home of record, and will retire. If you would like the rent roll for the propeties I will provide them for you. VR
What are the expenses of running the park?	Park expenses varies month to month. To be truthful I own other properties and usually when you first purchase an investment property there is a lot of work to be done just because of the fact the previous owner does not have the same standards. Constant expenses are trash 150.00 monthly , security lights 75.00, property tax 2200.00 yearly. Obviously, I will have more expenses upgrading, cleaning, labor, etc. but those expenses will change month to month. VR
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your /job description there? 2) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 3) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. Thank You.	Type your answer here. Primary Employment- US Navy, 10 yrs, E6 Active, Income 5071.00 monthly (includes housing and food allowance). Rental Income- 5550.00 EXPENSES Rent- 635.00 Insurance- 412.00 (Includes Car, Motorcycle, Property) Car- Paid Off Motorcycle- 435.00 Electric Bill- 130.00 Phone- 69.00 Internet/Cable-96.00 Food-245.00 Other Loans- Mortgage on last investment 1375.00
Thanks for reply; No questions; FYI: After Home Office < $1 trial deposit verifies borrower bank account loan next step is Employment-Income Verification Credit Review. Verification income is independent verification employment and vice verse. Credit Review Team will contact you and specify income documents to submit- 2 recent pay stubs, or IRS 1040, or IRS T4506 Request for Income Data. After Credit Review completed application all lenders view then reflects status "Approved" that benefits borrower because: (1) Loan attracts lenders "Fence Sitting" until the requirement completed before they commit their $. (2) After completed, funding pace quickens. (3) After loan 100 pct funds net $ can be deposited quickly into bank account. Credit Review should be considered proactive and borrower initiated. CREDIT REVIEW IS BEST COMPLETED DURING LOANS FUNDING. WAITING UNTIL LISTING AT END CREATES MULTIPLE DELAYS. Information benefits 1ST-time L C borrower. Lender 505570 US Marine Corps-Retired-Lender 04.22.2010 @ 10:25 AM ET.	Your welcome!
What is your EMOS?	I am a Aviation Structural Mechanic First Class, USN.
Is yours a single income home? Is there a spouse/partner? Who will physically manage your properties while you are stationed elsewhere? Your credit score is excellent...though history is very short. Thank you in advance for your answers and for your service to our great country.	I am not married, so I did not include my long time girl friends income, although we do share bills. My father manages all my properties if I have to leave. He has been in the rental business for 18 years and owns ninety four properties. He has full power of attorney and directly represents me if a problem arises. Although I have a short credit history I have had more personal loans in the last five years than most people have in ten. I do not know if you are able to see the loans I have and the time spand, but if you are, you will see all closed loans were paid in full, and never last the the complete term. The loans I have received were used to invest, and if I want to continue to invest a defaulted loan is not an option. I hope Lending Club investors give me a chance so I can use them a resource in the future. VR
Thank you for the prompt reply. I have invested in your loan. I give top priority to military borrowers for my father and my son were both in the Army......and I avoid all business owners, for they have been my only defaults with Lending Club. I would suggest you contact Lending Club regarding the verification of income. As Lender 505570 US Marine Corps-Retired-Lender mentioned, it will help the funding increase with the "fence sitters". Good Luck with the rest of your funding and all your future investments.	Thank You for your supporting our troops. I have publically displayed my income, and been completly honest. I will contact lending club to see what I can do to increase my chances, because it would be a shame If I am not giving a chance to build a relationship with the investors on this site. Thank you for investing in my loan, VR

Member Payment Dependent Notes Series 504835

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
504835	$16,000	$16,000	16.07%	1.00%	April 30, 2010	May 7, 2013	May 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 504835. Member loan 504835 was requested on April 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Tulane Hospital and Clinic	Debt-to-income ratio:	7.15%
Length of employment:	10+ years	Location:	Metairie, LA

Home town:
Current & past employers:	Tulane Hospital and Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/27/10 > To all present and future lenders: Now that my credit review is approved and my income has been verified I would like to provide you with further information. As you can see from the questions I answered I am requesting this loan to fix my pool and backyard. I also provided information that shows I am fully capable of repaying this loan, and I have a stable profession in which I am currently in school to further advance my degree. I understand that lending to those you don't know has it's risks, but let me assure you I am in no way going to alter my credit. I am 35 years old and although I messed my credit up when I was younger, the last few years of my credit report proves I have paid off all debt and have no intention on going in reverse. By funding this loan you not only make three beautiful children who have been waiting 2 years to swim in their own pool happy, you make their mom and dad proud. P.S. you also make a good investment. Borrower added on 04/27/10 > TO ALL PRESENT AND FUTURE INVESTORS: Now that I have my credit review approved and income verified, I would like to add some things. As you can see from the questions I answered I am using this loan to fix my pool and backyard. You can also see that I have a stable profession as an R.N. and am currently in school to advance my degree to a Nurse Practitioner. I realize that investing in people you are unfamiliar with can be risky, but let me assure you funding this loan is no risk. I made mistakes at a younger age which in turn altered my credit, but as my credit report shows I have not only paid back my debts, I have changed it's direction for the positive. Trust me when I say it took YEARS to get my credit where it is now and I am in no way going to reverse what I worked so hard at. One last thing! By funding this loan, you not only make 3 beautiful children who have been waiting 2 years to swim in their pool happy, you make their mom and dad proud. P.S. You also make a good investment. Thank you!!!!!!!!! Borrower added on 04/27/10 > I just realized that I sent my loan description twice, I thought the first one didn't go through and tried to recap it. Sorry for the inconvenience! If possible please omit one of them, they both basically say the same thing. Borrower added on 04/29/10 > I just looked at my account and realized I am 99% funded. I would like to thank everyone who invested in my family's happiness and would like to also say you will not be sorry. Thank You!!!!!!!! null

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	64
Revolving Credit Balance:	$176.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view loan applications showing Borrower Profile (ID, Employer and Length of Time, Gross Income PM, Home Ownership, Location, Debt-to-Income Ratio); The condensed Transunion Credit Report (line totals but not individual items- Revolving Credit Balance (RCB) total $ debt but not the $ balance owed each credit grantee- Amex, LOwe's MC, Visa, etc); and, if provided, the borrower's narrative information. I am interested to help fund your $16,000 HIP loan but first are these FOUR questions: (1) Position (Job/What you do/Role) for employer Tulane Hospital and Clinic? (3) C R shows 4 recent credit inquiries within past 6 months. Reasons were? Results were? (4) What specific home improvements will this loan be funding? (4) If borrower's required employment-income verification "Credit Review" result is loan "Approved" for issue and later 100 pct funds, L C issues 3-year term note that has NO prepayment penalty. Length of time that you intend loan to remain active before lenders receive final payment is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers all FOUR questions. Member 505570 USMC-Retired-Lender 04.24.20 5:27 AM.	1. I am a Registered Nurse I work in the Cath-Lab and also work extra in the Emergency Room. 2. 1 was to cosign a $1000 loan for a friend, which she got. 2. was for a private student loan for some extra summer courses I am taking this summer. I am in school for my Nurse Practitioner and my Federal student loan funding was not enough to cover the summer courses. I was approved for the loan. 3. was application for credit card which I got to help me in continuing to improve my credit. 4. My bank for this loan, I was only ok'd for $10,000 for an unsecured loan which wasn't enough to cover the repairs and the interest rate was too high. 3.I have an inground swimming pool and a 60ft tree next to it. The tree and its' roots have altered the foundation and have cracked the swimming pool. I am having the tree removed, stump grinded, cement broken up and leveled around the pool and the pool fixed and replastered. I have 3 children ages 15, 6, and 5 and I promised them I would have it fixed this summer. We have lived in our house since April 2007. I don't have enough equity for a HELOC. 4. I intend on paying this loan off in 1-2 yrs. I do recieve extra money from my student loans at times and I will use that in paying off this loan. I may have sent these answers to you twice, I had difficulty transmitting my answers the first time.
Please provide a complete monthly cash flow statement (net income and all expenses itemized) so I can assess your ability to repay this loan.	Type your answer here. Last work statement is as follows: 4-23-2010 total earning $3879.91 YTD $30933.85 I am paid bi-weekly. This does not include an on call bonus of $600.00 monthly. (These are gross) My net for 4-23-2010 was $2345.13 and the bonus was $396.39 the bonuses are taxed differently. My average amount taken home every two weeks is between $1900.00 if I never get called in when I am on-call (very rare) and $2400.00 when I get called out a lot. To be safe we can estimate that I take home $3800 to $400 bonus = $4200.00 My bills are as follows: (note my husband uses his check to pay the house note) Cars: $785, Car Ins $235, Utilities $800, Life ins. $150, Husband student loans (mine are in deferment while I'm in school) $150, Gas for cars $250, Groceries $350, School lunch for kids $120, Other things that come up give or take $250. My monthly obligations come to about $3090.00 Subtracting my debt from income leaves me a little over $1000 monthly which not only allows me to repay the loan but to keep money in my savings. I am also in school for my Nurse Practitioner and plan on using some of the extra that comes from my student loans to pay off this loan. Thank you!
Thanks for reply; No questions. FYI: After Home Office < $1 trial deposit verifies the borrower bank account loan's next step is the Employment-Income Verification or "Credit Review". Verification income is independent verification employment and vice verse. Home Office Credit Review Team will contact you and specify income documents to submit- 2 recent pay stubs, IRS 1040, or IRS T4506 Request for Income Data. After the Credit Review is completed the application that all lenders view then reflects status "Approved". That benefits borrower because: (1) Loan attracts lenders "Fence Sitting" until the required is completed before they commit their $. (2) After completed, funding pace quickens. (3) After loan 100 pct funds net $ can be deposited quickly into bank account. The Credit Review is THE "KEY" ingredient to borrower's loan being successfully funded. Credit Review considered to be PROACTIVE and can be completed quickly if borrower initiated. THE CREDIT REVIEW IS BEST IF IT IS COMPLETED DURING LOANS FUNDING. WAITING UNTIL LISTING AT END CREATES MULTIPLE CHAIN-DELAYS. Information benefits the 1ST-time L C borrower. Lender 505570 US Marine Corps-Retired-Lender 04.24.2010 @ 2:43 PM ET.	Thank you for the information. I am waiting for the <$1 to show up at my bank so that I can provide verification. I will call Monday and see how I can initiate the credit review.
Congrats on joining LendingClub to fund your loan! In an effort to try to understand your financial situation a bit better and the reason for the loan, could you please respond to the following: What is your combined income with your husband? In the case of loss of income, what is your contingency plan to repay this loan? Are you having the payments for this loan automatically withdrawn from your bank account every month? Thanks and good luck with your loan!	1. Our combined income for last year was $140,000. My husband has direct deposit in an account that our mortgage is automatically debited from. His money pays for the mortgage and family vacations so I didn't list his checks as a source of income. We have a separate account that my paycheck gets deposited in for our bills. We also have a checking/savings account we use for potential emergency use (a hard lesson learned with Hurricane Katrina). 2. Thankfully, as a critical care and emergency room experienced nurse I am in high demand and have never in my 16 yrs of nursing been out of work. Even when I was an evacuee during Hurricane Katrina I was able to work in Texas until returning to my job in New Orleans. My husband has been at his company for a couple of years and does fumigations for the ships traveling the Mississippi River. He is now a supervisor and they have very little turnover rate. If he were to loose his job for any reason he has multiple certifications in pest and termite control and fumigations. If you have ever visited New Orleans area and seen our pests and termites, you would feel comfortable that he will always have work. As scared as I am of bugs I couldn't have married a man with a better job title. We both also have long term and short term disability through our work which covers 66%. 66% of his check would cover our mortgage and 66% of my check would cover most of our bills. I also am in school for my Masters degree, I could always take out a greater amount in my student loans. A final resort would be "go to daddy", something I said I would never do unless I had no other choice. This is why I try to keep my debt to income ration low. 3. Yes the payments for this loan will be automatically debited from my account. Thank you for your interest in this loan!
1. Do you carry a balance on any credit accounts that you are individually or jointly responsible for? 2. Would it be coorrect to assume that you purchased your current home 3 years ago in 2007? This would explain unavailability of a HELOC? What is the rate & period on your mortgage? 3. I understand that you have made a promise to the children about the pool for the summer, but how can you justify it as financially responsible in light of my Q #2? Compliment - you do come across as well ordered, with a goal and the discipline to match.	1. I have three credit cards which allow me approx. $12,000 in credit. I have a balance of under $ 300 combined on all three. I only use them for simple things that I can pay off within a month. I mainly got them to reestablish my credit not use up. 2. Yes, April of 2007. 6.5% 30yr. We pay our mortgage bimonthly by automatic debit which will help us to pay it off in approx. 25 years. 3. The fixing of my backyard and pool would bring the value in my home up allowing to have more home equity. When we purchased our home it was appraised at $220,000 and we paid $201,500. This is not a starter home for us we plan on staying here and raising our children. Although I don't have enough equity now, I can afford the home improvement and I do feel that it is a worthy investment not just for the home but for the family in it. The kids can't wait for the fun and I can't wait to watch them have fun. Not to mention the benefit of stress relief for me and my husband while we sit in our backyard enjoying the night with a nice glass of wine. Thank you for your compliment! I've reached my point in life where I realize what's important and what needs to be done in life to make sure me and my family are safe and happy, now and in the future!

Member Payment Dependent Notes Series 504870

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
504870	$25,000	$25,000	10.62%	1.00%	April 28, 2010	April 29, 2013	April 29, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 504870. Member loan 504870 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	The United Methodist Church	Debt-to-income ratio:	0.53%
Length of employment:	7 years	Location:	SPOKANE, WA

Home town:
Current & past employers:	The United Methodist Church
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/15/10 > This is actually only MY financial information. I am a pastor of a church, and in essence I am "tenured" and guaranteed full-time employment as I continue in good-standing. My wife ALSO works full-time as a teacher on a continuing contract, and earns an additional $49,000+ per year, so our family's debt-to-income ratio is actually only 26.4% with this loan. Our total income is more than $9,000 per month, and our only other debt is our house payment of $1,585 per month. We have excellent credit (composite credit score over 800) and I believe are a very low-risk investment! We just don't have enough home equity to fund a HELOC or home equity loan yet, so we are looking at creative solutions to fund this project. This loan will be essentially converted into immediate equity in our home (almost dollar for dollar) by finishing our basement to provide a cohesive renovation to match our existing home - a craftsman-style rambler, built in 2001. We will be increasing from a 2478 sq. ft. (4bed/2bath) home to a 3123 sq.ft. (5bed/4bath + bonus room) home, with this necessary completion of our basement. All the bids have been completed, so we know exactly how much it will cost. We would love to have your help! Borrower added on 04/16/10 > Note: We don't have any debt besides our mortgage. We only use credit cards for reimbursed job expenses and pay them off monthly.

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$653.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. I am looking at your loan, but before I invest, I have a few questions. 1) Breakdown normal monthly expenses (mortgage, insurance, car, utilities, phone, internet, food, childcare, loans, credit cards, etc.) with a total amount for these monthly expenses. This will show how the Lending Club loan payment fits into your monthly budget.	Thanks for your question. We track our money quite carefully. All this information is on a monthly basis: Average gross monthly income (both of us): $9070 Medical ins. premiums deducted: $209 Retirement pre-tax deduct: $816 Medical flex. spending account: $85 Taxes, etc.: $812 Total take-home pay: $7148 Auto expenses (fuel, insurance,service, licensing): $352 Charitable giving: $910 Clothing/Entertainment/allowances:$301 Furnishings/household/miscellaneous: $521 Gifts given: $82 House payment (P+I, house ins., MIP, etc.) $1585 Groceries: $750 Life ins.: $72 unreimbursed job expenses: $65 Medical expenses (including orthodontist): $345 Personal care/pet care: $95 Recreation (kid's sports/act., gym membership, etc.): $128 All monthly Utilities (plus HOA dues): $472 Total normal monthly expenses: $5678 Difference: $1,470 Right now, that extra is going towards IRA contributions ($832/month), extra principal payments ($300/month), and our money market savings (roughly $300-1000/month when my wife earns some overtime), but we are planning on using most of that money to pay off this personal loan. Thanks for the question. Let me know if you have any others!
You plan on increasing your sq ft by 600, With the avg remodel price being $100 per sq ft. How are u paying for the rest of the cost?	The cost of the five different contractors (General Construction, HVAC, plumbing, electrical and flooring) totals $29,100 and we have enough savings to pay the difference, as well as paying out of pocket for light fixtures, plumbing fixtures, and shower doors, etc. I have some knowledge of the process and will be saving by getting my own permits, scheduling inspections, and coordinating the different contractors. Thanks for the question!
"wife ALSO works full-time as a teacher on a continuing contract" Since both income are utilized for your expenses, how long is this current contract knowing that WA's government budget has continually cut education allotments every year and future years to come.	Basically, my wife's job isn't in jeopardy because there are state laws about teacher:student ratios and in her district enrollment continues to rise (thus the funding from the state also rises). She is the only full-time teacher at her grade level at her school, and if the district were to go through the process of cutting teachers who have contracts, they would start with those with the lowest seniority in WA teaching experience. Since my wife has a Master's degree and approx. 15 years of experience, we are convinced that this is an impossibility and aren't concerned about it at all.
"Fly-in-the-Ointment" is it appears this is a "Stop Gap" loan for Home Improvements to increase homes value BEFORE WA Real Estate values rise and your mortgage is no longer "underwater" and can refinance exsting mortgage or obtain HELOC and get cash-in-hand to pay-off existing debts- including this loan.Question is: How long are you intending to retain this loan before lenders receive pay-off- Less tha 6 months? 6 to 12 months? 1 to 2 years? 2 to 3 years? Or ecactly what? USMC-Retired-Lender 04.23.2010 @ 12:13 PM ET	Good question... We are planning on about 24 months to pay this loan off. The closing costs involved in a home equity loan make the APR not really worth it. If we were financing on credit cards, then we would definitely look at a HELOC or home equity loan to pay this off more quickly.
Member (Home Renovation Loan) After you invest the $25,000 proceeds from this loan from Lending Club in your renovation, how much of a cash reserve will you have? Thanks	We will maintain at least $2k in reserves (in a money market fund) as an emergency fund. Currently we have more, but we'll be using some of those funds for parts of this renovation.

Member Payment Dependent Notes Series 504934

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
504934	$16,800	$16,800	13.11%	1.00%	May 3, 2010	April 29, 2013	April 29, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 504934. Member loan 504934 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,583 / month
Current employer:	Hilton Head Regional Medical Center	Debt-to-income ratio:	24.52%
Length of employment:	4 years	Location:	Hilton Head Island, SC

Home town:
Current & past employers:	Hilton Head Regional Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,063.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Hilton Head Regional Medical Center and what do you do there?	Hilton Head Regional is the hospital here and I am a Pharmacist.
Hi. I am looking at your loan, but before I invest, I have a few questions. 1) Who/what is your Employer(s) and what do you do/job description there? 2) Exact Purpose of Loan 3) Breakdown normal monthly expenses (mortgage, insurance, car, utilities, phone, internet, food, childcare, loans, credit cards, etc.) with a total amount for these monthly expenses. This will show how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving if you lost your job. Spousal assistance. etc.) Thank You.	1. I work at Hilton Head hospital and I'm a pharmacist. 2. I'm going back to school 3. Total monthly expenses $1,700.00 4. My husband makes $90,000.00 a year
Hi, from your provided you look pretty credible. I just wanted to ask if you could provide some more information about your occupation and position, the purpose of the loan, and see if you might be able to verify your income for us. Thank!	I'm a pharmacist. Going back to school
What is your occupation?	I'm a pharmacist at Hilton Head hospital
Where will you be attending school? What field will you be studying? Will it require you to give up your job?	I will be attending south university to get my doctorate in pharmacy. I will still be working 40 hours a week.
is the gross income a combined gross income(husband & wife income)?	No it's just my income
Is the $16,800 just for one year of tuition, or does this cover the entire cost of your future doctorate? Congrats on going back to school BTW!	This actually only covers part of my tuition. The rest comes from student aid.

Member Payment Dependent Notes Series 505042

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505042	$9,600	$9,600	13.11%	1.00%	April 30, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505042. Member loan 505042 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,906 / month
Current employer:	Aia Industries	Debt-to-income ratio:	14.39%
Length of employment:	6 years	Location:	DENVER, CO

Home town:
Current & past employers:	Aia Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > I am selling my house so I need to do some improvemets to get the inspection approved, the house is under contract, for that reason the loan is just for a short period of time, Thanks

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,457.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Have you located a new home yet? Will you be moving locally or long distance? What is Aia and what do you do there?	I already located a property, in the same zip code, but larger than the one that I am currently living. About Aia , is a plastic fabrication company specializing in CNC routing, vacuum forming, thermo forming, welding, fabrication and machining of all types of plastics. I'm a supervisor, Thanks!!! Jose
Thank you for your prompt response. Have you provided Lending Club with your new address and contact information? (I am not asking you to provide it *here* - only provide it directly to Lending Club)	I wil provide that information as soon as the transaction is closed, Thanks
When do you plan to pay this loan back? Thank you.	Type your answer here. I plan to pay the loan back in aproximately 6-12 months, Thanks

Member Payment Dependent Notes Series 505076

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505076	$18,000	$18,000	10.62%	1.00%	April 28, 2010	April 29, 2013	April 29, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505076. Member loan 505076 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Madison Public Library	Debt-to-income ratio:	4.33%
Length of employment:	10+ years	Location:	Painesville, OH

Home town:
Current & past employers:	Madison Public Library
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > Paying off 24 new windows that are currently on a 0% credit card. The teaser rate goes away in June.

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	54
Revolving Credit Balance:	$27,361.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Madison Public Library?	I am the Director and the Fiscal Officer
Hi. I am looking at your loan, but before I invest, I have a few questions. 1) Who/what is your Employer(s) and what do you do/job description there? 2) Breakdown normal monthly expenses (mortgage, insurance, car, utilities, phone, internet, food, childcare, loans, credit cards, etc.) with a total amount for these monthly expenses. This will show how the Lending Club loan payment fits into your monthly budget. 3) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving if you lost your job. Spousal assistance. etc.) Thank You.	1) I am the director and fiscal officer of the Madison Public Library in Madison Ohio. I have been director for 15 years. 2) Mortgage is $1907.55 per month, including taxes and insurance. We have three fully paid off cars. We have one credit card that we use for monthly expenses and pay off each month. it varies from a few hundred to a little over $1000 per month. No children, so childcare is zero. Phove and internet are bundled for about $100 total per month. The only other loan is the windows we are looking to pay off, which is about $26000 on a credit card with a 0% teaser rate that will soon increase. We intend to use the loan and a portion of our savings to pay the $26000 off completely. 3) My husband is currently unemployed, but gets about $1720 per month in unemployment insurance. We have more than enough cash in savings to pay off this debt if we are not funded, but want to keep the cash available, if possible. That is why we want a loan. We both have retirement accounts that are currently worth a total of $390,000, and we are both fully vested in pensions that can be tapped in an extreme emergency. We have never defaulted on anything and our credit scores reflect that. If we did not think we could pay this loan we would just pay the windows off with cash. We have more than enough in a money market account to do so.

Member Payment Dependent Notes Series 505111

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505111	$25,000	$25,000	16.45%	1.00%	April 30, 2010	April 29, 2013	April 29, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505111. Member loan 505111 was requested on April 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,097 / month
Current employer:	Omni Orthopaedics	Debt-to-income ratio:	17.94%
Length of employment:	10+ years	Location:	Alliance, OH

Home town:
Current & past employers:	Omni Orthopaedics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > In order to retire at the end of this school year, my wife, who is a teacher, needs to buy back three years of service for about $30,500. This figure has been verified by the STRS the Ohio Retirement system. If the lender would so desire, the loan could be paid back on a short term since my wife can get a plop payment to pay the loan back, and this can be verified (through letter, etc.) by the STRS. Her retirement date if she can get the cash to purchase three years would be July 1, 2010. The STRS indicated the turn around time would be very short, less than or about three months, so the money (of course, plus interest) could be agreed to be paid back as soon as the STRS plop payment is received. Thank you very much! Borrower added on 04/25/10 > The loan may have to be paid off in 6-12 months depending upon when plop payment is received from STRS, but it should not take longer than that. We have figured paying interest for 12 months just in case the plop amount takes that long, but it is doubtful it will be more than 9 months (most recent discussion with STRS 4/23/10). Our monthly expenses include 2 car payments (total $912, mortgage,which includes all taxes and insurance $1539, gas $220; electric is $350 average (split with mother living with us in separate apartment attached to house), cable $145, phones, $145, car insurance $130, $300 school loan for son, $124 Celink-basement waterproofing, $418 life insurance covering both myself and wife, Our savings has been depleted due to recent son's wedding out of state, home improvements, and paying off all other debt. My wife's retirement income should be at least $2500 per month, and she plans to continue working part time. Thank you.

A credit bureau reported the following information about this borrower member on April 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	29	Months Since Last Delinquency:	10
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Omni Orthopaedics and what do you do there?	Multispecialty Orthopaedic 16 physician Medical Practice. I am the Operations/HR Manager. One of 2 administrators. 19 years with company
Lenders view loan application showing Borrower Profile (Screen ID, Employer-Employment Length, Gross Income PM, Home Ownership, Location, Debt-to-Income Ratio); very condensed Transunion Credit Report (line totals but not individual items, i.e., Revolving Credit Balance (RCB) total debt $ but not $ balance owed individual credit grantees- Amex, MC, Visa, et al); plus the borrower's self-entered narrative information which in your case was NOTHING. I have questions concerning your $25,000 loan: (1) Provide brief description your employer Omni Orthopaedics? (2) Position (Job/What you do) for employer? (3) Your Transunion CR shows 1 Public Record on File 87 months ago. Lein? Or court judgment? Or wage garnishment? Or if bankruptcy- Chap 7? Chap 11? Chap 13? (4) Transunion CR shows 2 payment delinquencies within past 2 years, most recent delinquency being 10 months ago. Reasons? Explanatiuons? (5) "OTHER" loan category tells L C lenders absolutely NOTHING useful. Provide an accurate loan DESCRIPTION a-n-d PURPOSES how $25,000 loan intended to benefit yourself. Advance thanks for answers to ALL FIVE questions that I asked. Member 505570 USMC-Retired-Lender 04.16.20 5:43 AM.	1. 16 physician Orthopaedic practice. 2. Operations/ HR Director (19 years with company) 3. Bankruptcy - Chapter 13. 4. Not sure of delinquencies. We have been paying student loans for son and moved parents in with us over last 4 years. 5. $25,000 would be used to purchase back years of service for my wife for the State Teachers Retirement System. She would be able to retire at the end of this school year with a total buy back of $31,500 with 28.5 years of service. We will recieve PLOP payment 3 months following retirement to pay off loan. She plans at that time to teach on the college level part time.
Hi. I am looking at your loan, but before I invest, I have a few questions. 1) Who/what is your Employer(s) and what do you do/job description there? 2) Exact Purpose of Loan 3) Breakdown normal monthly expenses (mortgage, insurance, car, utilities, phone, internet, food, childcare, loans, credit cards, etc.) with a total amount for these monthly expenses. This will show how the Lending Club loan payment fits into your monthly budget. 4) Please explain 2 Delinquencies and the Public Record. 5) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving if you lost your job. Spousal assistance. etc.) Thank You.	1. 16 physician Orthopaedic practice. 2. Operations/ HR Director (19 years with company) 3. Bankruptcy - Chapter 13. 4. Not sure of delinquencies. We have been paying student loans for son and moved parents in with us over last 4 years. 5. $25,000 would be used to purchase back years of service for my wife for the State Teachers Retirement System. She would be able to retire at the end of this school year with a total buy back of $31,500 with 28.5 years of service. We will recieve PLOP payment 3 months following retirement to pay off loan. She plans at that time to teach on the college level part time.
What is the public record from 87 months ago?	1. 16 physician Orthopaedic practice. 2. Operations/ HR Director (19 years with company) 3. Bankruptcy - Chapter 13. 4. Not sure of delinquencies. We have been paying student loans for son and moved parents in with us over last 4 years. 5. $25,000 would be used to purchase back years of service for my wife for the State Teachers Retirement System. She would be able to retire at the end of this school year with a total buy back of $31,500 with 28.5 years of service. We will recieve PLOP payment 3 months following retirement to pay off loan. She plans at that time to teach on the college level part time.
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	Home purchased 19 years ago. $94,0000 $171,000
Thank you for the the answers regarding your home. One more question please: How much do you estimate your home to be worth today?	Last appraisal was for $220,000. We have since put in all new windows, waterproofed the basement, put down wood laminate in kitchen and removed carpet and refinished hardwood floors in dining room and living room.
Realistically, when do you anticipate having this loan paid back in full?	6 months
how are you going to pay the bills after your wife retires? won't that lower your income? it looks like you have little in savings as is. also please verify your income and call lendingclub to see what else you can do to get info about this loan verified, this loan looks close to not funding, but when income is verified the chances increase substantially. thanks	My wife will receive a plop payment to pay off the loan in full. She will get enough plop to include the interest owed on the loan until the plop is received (about 6-12 months), so it would be a short term loan. Our savings is minimal because we just had our son's wedding out of state which depleted our savings. Also, son out of college now and both sons have good full time jobs, so we no longer will be helping to support them. Furthermore, my wife plans to retire from public school education, but continue working at the colllege level teaching. She has three years full time experience and several years part time at this level and an excellent resume. There are at least 6 colleges or sattelite colleges within 45 minutes, so we are certain that she will be teaching part time at one of the colleges. She may even make more money per year than now. She just needs a change from secondary education after 32 years in it. Thank you for your interest. I already sent my income verification, and it is my understanding that I can;t actually fill out the online application until it reads funded. It now reads that it is in the funding process.

Member Payment Dependent Notes Series 505253

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505253	$25,000	$25,000	11.36%	1.00%	April 28, 2010	April 30, 2013	April 30, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505253. Member loan 505253 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	NIH/NIAID	Debt-to-income ratio:	17.15%
Length of employment:	10+ years	Location:	Bowie, MD

Home town:
Current & past employers:	NIH/NIAID
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	78
Revolving Credit Balance:	$29,058.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. I am looking at your loan, but before I invest $s in it, I need more information. 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) Thank You.	1) I'm an employee for the Federal Government, National Institutes of Health, National Institues of Allergy and Infectious Diseases. I'm a Contract Specialist for 11 years. My job desription is business administration doing Research and Development Contracts. I have a balloon mortgage and 2 credit cards that I want to get rid of. My balloon mortgage is due in June but since our divorce 3 years ago doesn't help to pay it off faster. My monthly expenses is about $1,000 per month including mortgage, car insurance, utilities, gas, phone,food, etc. Yes, I'm very confident in paying about $850 per month if I ever get a full amount of loan of #25,000 from Lending club. Thank you, Josh
What is NIH/NIAID and what do you do there?	NIH, National Institutes of Health, National Institutes of Allergy Infectious Diseases. I'm a Contract Specialist doing various of contract administration and other various contract awarding process. I hope this helps you greatly. Thanks, Josh
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	I have stated on the first question above. Thanks, Josh
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current monthly payment on each debt. Thank you. The biggest risk to me, as a lender, is that you will again run up the balances on your credit cards before this loan is paid off. Do you have a plan for avoiding that?	I have stated your first question related to this. Thanks, Josh
What interest rates are you paying on the debt that you want to consolidate?	One credit card I want to consolidate is Citibank. It is one of the worse credit cards I ever had. Citi increased from 13.9 to 29.99% unexpectly and the baloon loan type for my mortgage is due this June 1, 2010. I need to pay those two off right away. Thanks, Josh
Hi Josh, You keep getting the same Q because you have not fully answered it. Your current vagueness suggests that you are not on top of your finances (and thus raises concerns about your ability to follow the loan repayments). You are requesting a loan of $25,000. Potential lenders would like to understand how the money will be spent. i.e. XX$ for the balloon payment, XX$ for citibank credit card (tell us the current balance and current monthly payment) XX$ for 2nd credit card (tell us the lender, current balance and current monthly payment). I hope this clarifies things for you.	Like I stated above, I will be spending the loan payment for the mortgage balloon payment after I made a sale of my property which is worth a little less than what I purchased due to the economy. After the sale in two weeks, I will owe the mortgage roughly around 10K. Secondly, I will pay the citibank in full, Wells Fargo, and Discover worth about $15,000. I rather make one payment than making several payments in one month.
Josh, you may not be aware that we as potential lenders do not have access to your full credit report, only a vague summary of total debt, number of credit lines, etc. If you truly want to get funded, you need to provide us with additional information so that we can feel secure about our investment. If you feel that a question is being "too nosy" -- say so. Mortgage - $10k balloon payment Citibank - $X @ 29.99% Wells Fargo - $Y @ what rate? Discover - $Z @ what rate?	I understand that you all aren't able to access to my full credit report. My credit report is well above 700. Yes, the 10K baloon loan payment is due by this June 1st for my property. My loan is about $26K left and there is an offer to purchase my land for $19K and with all the fees, taxes, etc. and there will be about 10K remaining that I must pay in full. I owe Citibank a little over 7K with unbelievable high rate of 29.99% and Wells Fargo about 8K in fixed rate of 9.9%, and Discover about 5K in 11% rate. I'm not worried about other two (Wells and Discover)credit cards. I can manage in paying it off those credit cards within a year or two. The IndyMac Bank Baloon and Citibank are the two major loans that I want to pay off right away. If I am having a hard time paying lending club on time, I will use my Thrift Savings Plan (TSP) approxiamately $67,000 and IRA Roth $11,000 as my last resort.

Member Payment Dependent Notes Series 505254

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505254	$22,750	$22,750	11.36%	1.00%	April 29, 2010	April 30, 2013	April 30, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505254. Member loan 505254 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,883 / month
Current employer:	First Baptist Church Colbert Heights	Debt-to-income ratio:	24.66%
Length of employment:	5 years	Location:	Tuscumbia, AL

Home town:
Current & past employers:	First Baptist Church Colbert Heights
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > This loan is to consolidate debt incurred from completing my seminary degree and my wife's master's degree in nursing.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,449.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. I am looking at your loan, but before I invest $s in it, I need more information. 1) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 2) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 3) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) Thank You.	I tried to submit this earlier today but for some reason it didn???t post, so I???ll try again. Loans to be consolidated: Chase card #1-$15832@13%=300 mo Chase card #2-$6000@12%=150 mo Other outstanding debt Truck loan- 18,000@5.5%=$371 mo Seth Student Loan- 7,022@6%=$80 mo Courtney Student Loan- 9000@6%=$108 mo Discover card- $5000@0%=$20 mo Chase card #2 (Remaining balance after consolidation)-$7900@12%=$150 mo Best Buy card-$1400@0%=$20 Total other outstanding debt: $48322 Lending Club debt: $22750 Total Debt: $71072 The amount of revolving credit debt we have is mostly due to my graduate work at New Orleans Baptist Theological Seminary which does not take federal student loans. My student loan is from my undergraduate work. We live in the church parsonage at the church I serve as Senior Pastor so we do not have a mortgage and we don???t pay rent. My income of $58,400 was the only one considered in the debt to income ratio on the application, but my wife works as an RN and makes $42000 per year. She will graduate with her Nurse Practitioner degree on May 8 and has a job offer at approximately $55000 per year. Below is our monthly budget with all debt payments (including Lending Club payment): Child care- $220 Food- $500 Gas (Automobile)- $300 Insurance (auto)- $147 Insurance (life)- $38 Cell phones- $220 Utilities (electric, water, gas, phone, cable)- $350 Internet- $48 Truck payment- $371 Seth student loan- $80 Courtney student loan- $108 Discover- $20 Chase- $150 Best buy card- $20 Lending Club- $748 Total expenditures- $3320 Total gross monthly income (at present)- $8366 In less than two months our gross monthly income will increase to $9450. Please let me know if you have any other questions or if I can clarify anything for you.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Debt to be consolidated with Lending club loan: Chase card #1-$15832@13%=300 mo Chase card #2-$6000@12%=150 mo Debt that won't be consolidated: Truck loan- 18,000@5.5%=$371 mo Seth Student Loan- 7,022@6%=$80 mo Courtney Student Loan- 9000@6%=$108 mo Discover card- $5000@0%=$20 mo Chase card #2 (Remaining balance after consolidation)-$7900@12%=$150 mo Best Buy card-$1400@0%=$20 Total debt including Lending Club loan: $71,072 We live in the parsonage at the church I serve as Senior Pastor so we do not have a mortgage or pay rent. Please let me know if you need more info, thanks for considering my loan!

Member Payment Dependent Notes Series 505259

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505259	$6,000	$6,000	6.76%	1.00%	April 28, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505259. Member loan 505259 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Boston Medical Center	Debt-to-income ratio:	8.22%
Length of employment:	4 years	Location:	Jamaica Plain, MA

Home town:
Current & past employers:	Boston Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > We're selling our condo, and just need a little help to meet all the closing costs in this down market. Both of us are in medicine and at the end of our residency, which means we will finally be done with training and able to earn a doctor's salary, making us confident that we will be able to pay this loan off. Employment for doctors is very stable, and we always set up automatic payments, making us reliable borrowers.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,640.00	Public Records On File:	0
Revolving Line Utilization:	6.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505273

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505273	$8,200	$8,200	13.11%	1.00%	April 28, 2010	May 1, 2013	May 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505273. Member loan 505273 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	centria	Debt-to-income ratio:	15.88%
Length of employment:	9 years	Location:	ambridge, PA

Home town:
Current & past employers:	centria
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/17/10 > my monthly budget is $1250.00 Borrower added on 04/22/10 > 97 jaguar xj6 first toy i thank all the members if i dont get the loan so be it its time to look elsewere

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	9
Revolving Credit Balance:	$2,019.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Which centria do you work at, and what do you do there?	centria in ambridge PA my job title is paint room attendent
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) Please explain the Delinquency 9 months ago. 2) A description of what the fully funded loan will be used for. 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $s in your loan. Thank You.	1) started paying online at that time and thought ihad paid the bill. 2) 1997 jaguar xj6. 3)$1,430 per month. 4)paying off car loan 258.00 a month first week in may when a CD matures.
Have you done all your research on this vehicle? kbb.com & edmunds.com and NADA I looked some up on cars.oodle.com and prices ranged from $5k up depending on condition & mileage.	i have been looking at jaguars for the past two momths. i understand this car is over kkb price but the car is clean factory wire wheels cd player all the amenities. its different from the rest.

Member Payment Dependent Notes Series 505365

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505365	$8,000	$8,000	16.07%	1.00%	April 30, 2010	May 1, 2013	May 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505365. Member loan 505365 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Bentonville Public Schools	Debt-to-income ratio:	19.15%
Length of employment:	4 years	Location:	JOPLIN, MO

Home town:
Current & past employers:	Bentonville Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/17/10 > I am renovating my swimming pool. Borrower added on 04/17/10 > I am renovating my swimming pool. I own my home and have taught special education for five years. I have two room mates who split my housing costs and I have no dependents. My budget allows me to finance this remodel and I have a very good payment history. Thank you.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	40
Revolving Credit Balance:	$4,698.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view borrower loan application providing Borrower Profile (Screen ID, Employer, Length of Employment, Gross Income PM, Home Ownership, Location, Debt-to-Income Ratio); the highly condensed Transunion Credit Report (line totals but not the individual items, i.e., Revolving Credit Balance (RCB) total $ debt but not $ balance owed individual credit grantees- Amex, MC, Visa et al); and the borrower's self-entered narrative information. I have questions concerning your $8,000 HIP (swimming pool renovations) loan: (1) Position (Job/Role) for employer Bentonville Public Schools? (2) C R reflects $4,698 RCB debt (52.00 pct usage available credit lines). Payments paid per month RCB debts are what $ amount? (Total $ actually PAID per month and NOT CC minimum $ payments that are DUE per month.) (3) If borrower employment-income verification ("Credit Review") process result is loan "Approved" for issue, and the loan 100 pct funds, L C issues a 3-year term promissory that has NO prepayment penalty. Length of time that you intend to maintain the active loan before the lenders receive loan's final payoff is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers THREE questions. Member 505570 USMC-Retired-Lender 04.18.20 5:49 AM.	1. Special education teacher 2. $175 3. 1 to 2 years
Thanks for prompt reply; NO questions; Just FYI: After L C Home Office verifies the borrower bank account (trial deposit < $1) loan's next step is borrower Employment-Income Verification process (a/k/a "Credit Review"). Verification of employment is independent of verification income and vice verse. After Credit Review process completed the on-screen borrower application viewed by all L C lenders will reflect status updated to "Approved". Completed process will benefit the borrower because: (1) Loan will attract lenders "Fence Sitting" until the required process completed before they finally committ their $. (2) After process completed, funding pace quickens. (3) After the loan is 100 pct funded, net $ can be deposited quickly into your bank account. Credit Review should be considered to be a borrower initiated PROACTIVE process. CREDIT REVIEW BEST COMPLETED DURING THE LOANS FUNDING. WAITING UNTIL LISTING AT END CREATES MULTIPLE DELAYS. Information should benefit the 1ST-time L C borrower. Lender 505570 US Marine Corps-Retired-Lender 04.18.2010 @ 12:35 PM ET.	Thank you for the information.

Member Payment Dependent Notes Series 505417

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505417	$24,250	$24,250	15.70%	1.00%	May 4, 2010	May 8, 2013	May 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505417. Member loan 505417 was requested on April 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,917 / month
Current employer:	Jacobs Hospitality Group LLC- The Pier House Resort	Debt-to-income ratio:	11.84%
Length of employment:	9 years	Location:	BIG PINE KEY, FL

Home town:
Current & past employers:	Jacobs Hospitality Group LLC- The Pier House Resort
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/24/10 > Please consider me for this loan so I can reorganize my finances. Borrower added on 05/01/10 > Dear Lenders, This loan is a positive step in helping me to reach my financial goal of becomming debt free in 2 to 3 years. As a single mother of 18 years and bringing up 2 boys, my financial situation, to say the least, has been quite challenging. Regardless of how tight my finances were I've always managed to pay my debt on time - as you can see by my credit report. I would appreciate your support in helping me to reach my financial goals. You can trust that I will pay back the loan in a timely manner if not sooner than its due date. I would like to take this opportunity to thank you in advance for your kind consideration.

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,873.00	Public Records On File:	0
Revolving Line Utilization:	85.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Jacobs Hospitality Group LLC- The Pier House Resort and what do you do there?	Jacobs Hospitality Group LLC is the managing company of The Pier House Resort and Caribbean Spa. The Pier House is a resort. I am the Director of Human Resources for the Resort. My office is responsible for processing payroll, hiring, firing, training, EEOC claims, workers comp claims, unemployment claims.
Lenders view loan applications that show a Borrower Profile (ID, Employer-Length of Time, Gross Income pm, Home Ownership, Location, Debt-to-Income Ratio); A condensed Transunion Credit Report (line totals but not individual items- Revolving Credit Balance (RCB) total $ debt but not $ balance owed each credit grantee- Amex, Home Depot, MC, Visa, etc); And, if provided, borrower narrative information. I am interested to help fund your $24,250 Debt Consol loan but first I have these FIVE questions: (1) Provide brief description employer Jacobs Hospitality Group LLC- The Pier House Resort? (2) Your position (Job/Role) is for employer? (3) C R shows $6,873 RCB debt (85.90 pct usage credit lines). Payments paid per month on RCB debts are what $ amount? (Total $ that actually PAID per month and NOT CC minimum $ payments DUE per month.) (4) RCB debt $6,873; Loan is $24,250; Extra $17,377 (less origination fee) consolidating what specific debts? (5) If borrower's required employment-income verification "Credit Review" result is loan "Approved" for issue and later 100 pct funds, L C issues 3-year term note that has NO prepayment penalty. Length of time you intend loan to remain active before lenders receive final payment is: 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers all FIVE questions. Member 505570 USMC-Retired-Lender 04.25.20 5:35 AM.	I pay $600 per month toward my credit card debt and another $600 a month toward my 2 secured loans. I plan to pay off the loan in 2 to 3 years and may be able to make a larger payment of $5,000.00 in January of 2011.
Thans for reply; however you did NOT anwer my Question Number (4). Here is that question-again: 4) RCB debt $6,873; Loan is $24,250; Extra $17,377 (less origination fee) consolidating what specific debts? Answer required before I commit to help fund fund the loan. Member 505570 USMC-RETIRED 04.25.2010 @ 9:07 AM ET	I will be consolidating all my debt which includes the $6,873 in revolving credit and $13,117.98 in secured loans so I would have the one payment of $849.02 (lending tree loan). Thank you for your consideration.
Me again; No questions this email- Just FYI: After Home Office < $1 trial deposit verifies borrower bank account loan next step is Employment-Income Verification Credit Review. Verification income is independent verification employment and vice verse. The Credit Review Team will contact you and specify the documents to submit- 2 recent pay stubs, or IRS 1040, or IRS T4506 Request for Copy Income Tax Return. After the Credit Review completed application that all lenders view then reflects status "Approved". That benefits the borrower because: (1) The loan attracts lenders who were "Fence Sitting" until the required completed before they commit their $. (2) After completed, funding pace quickens. (3) After the loan 100 pct funds net $ can be deposited quickly into bank account. Credit Review THE "KEY" ingredient to borrower's loan being successfully funded. Credit Review considered PROACTIVE and can be completed quickly if it is borrower initiated. A CREDIT REVIEW IS BEST COMPLETED DURING LOANS FUNDING. WAITING UNTIL LISTING AT THE END CREATES MULTIPLE CHAIN-DELAYS. This information will benefit 1ST-time L C borrower. Lender 505570 US Marine Corps-RETIRED 04.25.2010 @ 9:12 AM ET.	Thank you for your consideration. I expect my credit review to come back in "ok" status. I do have a concern though - About 10 months ago the credit card companies raised the interest rates on me and I was not sure why this happened. When I called to inquire I just "got the run-around" so I became frustrated with it. One credit card actually reduced my credit (even after paying in a timely manner). This then made it appear I was maxed-out on the card. I was told this could affect my credit score in a negative way. I am sure you will see that I have a good payment history. I've been a single parent for 18 years - this loan will help me in my re-organization process. Also, from time to time my son requires a little help financially, he's in college at FSU. I will be in a better position to give him a hand if and when he needs it. This loan will also allow me to start participating in the 401k program at work again. I see this as a positive step in the right direction. Once again, thank you for your time and consideration.
I would like to help fund your loan. Will this loan replace all of your existing debt? Can you tell us about your other $ monthly costs (rent, car, utilities, any loans/debt payments not covered by this loan, insurance, phone, internet, food, gym as applicable)? Thanks for your answer to these 2 Qs..	Yes , this loan will replace all existing debt which is 13,117.99 (unsecured debt) and 6,577.71 in revolving debt for a total of 19,695.70. My monthly payments total a little over 1,200.00 a month. I always pay more than the monthly minimum on the revolving credit debt. As it is, I make 7 monthly payments to debt and would prefer to combine them in to one. The following are my monthly expenses: Rent - 900 gass - 300 phone/cell -120 internet - 46 cable - 60 food - 300 son's car insurance (college student) 98 casual dining - 160
"total of 19,695.70" debt and Amount Requested $24,250 What are you going to do with the difference?	I am told by my mechanic that I can extend the life of my truck if I have a complete full tune-up and purchase new tires, this will cost about 1,345.00. I am also in need of a new computer as mine crashed about 6 months ago and I've been using a tiny `10" netbook. The netbook is fine for checking mail but I am ready to start 2 on line certification couses for my job and the netbook is much too small and doesn't have enough speed. I have not wanted to purchase a computer on a credit card as the interest rates are too high and my "ultimate" goal is to be completely debt free in approximately 2 1/2 years or less. I went on line today to the Equifax website and ordered my credit score as of April 25th. I was disappointed to see it was 702 which is on the low end of good. I was almost sure my score was on the high end of good. The report says that my payment history is very good, the length of my credit is good and the amount of my credit is good but my outstanding debt is not good. I'm hoping this loan will help me to improve my overall FICO score over the next 2 1/2 years along with helping me to reorganize my entire financial situation.
What happened with your credit card (raising rates, lowering limits) has been happening all over the place as credit card companies tighten credit. Unfortunately it does mean peoples credit scores are dropping. As a lender I have been taking that into consideration. It's unfortunate that the credit landscape has changed so quickly, and so many people are getting caught up in a negative way. Part of the appeal of Lending Club for me is that it is people helping people - which I believe fuels its lower default rates etc. I'm glad to contribute to helping you out, and I wish you the best of luck in your debt consolidation!	Dear lender, Thank you for your support and you should know that I do appreciate it. Thanks again.

Member Payment Dependent Notes Series 505472

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505472	$16,000	$16,000	13.11%	1.00%	April 28, 2010	April 30, 2013	April 30, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505472. Member loan 505472 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,600 / month
Current employer:	Toshiba America Medical Systems, Inc.	Debt-to-income ratio:	22.97%
Length of employment:	10+ years	Location:	Diamond Bar, CA

Home town:
Current & past employers:	Toshiba America Medical Systems, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > Hello Investors. I am in desperate need of your funding help. I am a responsible parent/father/husband who is trying to get rid of his credit cards. I am living each month paycheck-to-paycheck of paying all my bills, but am left with hardly any funds to save for my 2 kids, Madison and Cameron. We are only left with a mere $200 if that for food and necessities. My wife and I are wanting to get ahead of these stupid credit cards, but we can't because of all the high interest rates the card companies charge us. We have been cutting a lot of corners to find a way to free up money, no telephone, lowering minutes on cellular phone. Saving energy by turning off the extra lights at home, using those new energy saving light bulbs. Eating at home and becoming healthier, we actually lost weight in doing so. With your assistance we can achieve a better and a more frugal lifestyle by paying off our Lending Club account in 3 years rather than 10-15 with just the minimun. To add, we will also be able to save more money for our family and our kids future by starting a school trust. Thank you and God Bless. Borrower added on 04/17/10 > Amounts to be applied to loan for 95% Credit Card payoff with high interest rates. All balances are current as of 04/17/2010 Card #1, $4,329.28@31.99%=$155.00 mo. min, I send $300.00 per month electronically. Card #2, $3,157.79@25.24%=$84.09 mo. min, I send $100.00 per month elec. Card #3, $5,844.22@22.24%=$174.00 mo. min, I send $300.00 per month elec. Card #4, $3,608.69@10.9%=$105.00 mo. min, I send $200.00 per month elec. (CORRECTED BALANCE AND INTEREST RATE) Total Credit Card balances to pay off, $16,939.98 Total Credit Cards payments per month $900.00 Other debts that could not be a part of my consolidation. Revolving credit accounts. Gas card Expense $300.00 (paid off on time) per month. JCP Dept. Store Credit Card, $661.03@23.99%=$33.00 BestBuy/HSBC, Christmas purchase, $204.43@0% interest for 1 year=$50.00 min. PCI credit account (small home improvement purchase), $1,800.62@23.144%=$96.00 mo. (automatic payment) NBT bank (Daughter???s braces), $4,001.04/36 monthly payments of $111.14 Total per month on Credit Accounts, $590.14 Remaining expenses. Home Mortgage (purchased 03/2002) principal balance of $198,000.00 @5.25% 7/1 ARM (3years remaining), Monthly payment of $1,105.11 2nd Mortgage - $29,938.76@1.25+prime= $127.20, I send $200.00 per month. (approx. on interest) Home Owners Association $240.00 per month. Electricity $40.00 per month on average. Gas co. $36.00 per month on average. Auto and Condo. Insurance $118.00 per month. Life Insurance, $46.00 per mon. Home Warranty service, $35.00 per month. Verizon Fios $100.00 per month AT&T wireless $87.00 per month. Total on Remaining expenses $2,007.11 Grand Total all expenses per month, $3,497.25 Based on my income (take home pay) of approx. $3,600.00 Our family is left with $102.75 for groceries, family night outs, vacation, and anything to involve surviving. Borrower added on 04/17/10 > Credit Card #1 - HSBC Credit Card, Credit Limit of $5,000.00 Credit Card #2 - Sears Premier MasterCard, Credit Limit of $9,000.00 Credit Card #3 - Target Visa Credit Card, Credit Limit of $6,100.00 Credit Card #4 - Credit Union of Southern Cal., Credit Limit of $3,500.00 Borrower added on 04/17/10 > Transportation, in case anyone would like to ask, are completely 100% owned. No car payments. Cars owned: 1990 Acura Integra, approx. cash value $1,800.00 2005 Hyundai Santa Fe, approx. cash value $5,000.00 Additional income My wife does work, she is a part time employee with Brea United Methodist Pre-School, she is a pre-school teacher aide. Approx. take home pay per month avg. $600.00 - $800.00 per month.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	65
Revolving Credit Balance:	$20,195.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance	Thank you. #1 (to be paid off) HSBC credit card / Current balance as of 04-17-10 is $4,329.28 / Current Fixed APR 31.99% #2 (to be paid off) SEARS Premier MasterCard credit card / Current balance as of 04-17-10 is $3,157.79 / Variable APR 25.24% #3 (to be paid off) Target Visa credit card / Current balance is $5,844.22. / Variable APR 22.24% #4 (partial payoff) Credit Union of Southern California Visa credit card / Current balance as of 04-17-10 is $3,655.23 / APR fixed 9.9%
Hi. I am looking at your loan, but before I invest $s in it, I need more information. 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) Thank You.	Hello, I have resubmitted my loan description to include all living expenses just about to the penny, so I believe I have answered questions 1 - 3. #4. to be honest, I don't have a back up savings account. Family assistance would be impossible as my parents are stricken with health issues of their own, which involves 8 hr.+ at home assistance for my step mom. My dad and mom are retired on a fixed income. If I lost my job, WOW! I never really thought that far. But based on the type of work I'm in (the medical industry) I'm pretty secure as to my employment for the next 5-10 years, enough time to completely pay off this loan if fully funded. Thank you
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current monthly payment on each debt. Thank you.	okay, will update the loan description fully. thanks.
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	Hello, I have resubmitted my entire life expenses on my loan description. If this comes to you as a direct message, I can resend. Thank you for your consideration. Anthony
When did you stop using the cards?	Based on our living expenses, we are forced to continue usage. With the funding of this loan, the amount to pay out will be reduced considerably thereby allowing us to live on my paycheck alone, and the credit cards will then be put to rest and cut up. Leaving only one, my credit union card to be used as a back up.
Does your spouse have any earned income? If not, why not?	Hello Yes, my wife does work. She works part time as a pre-school teacher aide. She makes approx. $700 - 900 per month.

Member Payment Dependent Notes Series 505546

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505546	$15,000	$15,000	13.85%	1.00%	April 28, 2010	April 30, 2013	April 30, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505546. Member loan 505546 was requested on April 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Township of Verona	Debt-to-income ratio:	15.68%
Length of employment:	5 years	Location:	Verona, NJ

Home town:
Current & past employers:	Township of Verona
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/16/10 > I am a 27 year old Iraq vet who is trying to get out of debt (I know I spelled debt wrong on the loan description but can't figure out how to fix it). I was divorced during my second deployment to Iraq and she took everything. I am trying to get rid of all the credit card debt but the APR is so high that I am paying more interest then principle. Please help me with this debt consolidation. Thank you. Borrower added on 04/18/10 > I have a delinquency on my credit report and somebody asked what it was and I apologize for not getting back to them. Ill explain here. It was a 30 day late payment on a credit card. It was a card that I didn't realize I had an outstanding balance on while I was in Iraq. Due to not being able to get mail while away at the time it became a late payment till I was made aware of it.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	10
Revolving Credit Balance:	$20,759.00	Public Records On File:	0
Revolving Line Utilization:	78.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	I have 5 credit cards with an outstanding balance. With this loan I will be paying off two of them. I really only have 1 card that is tough to manage at this time. CC List: CC#1 14322@26.74% = Monthly payment $550.00 CC#2 1088@26.99% = Monthly payment $100.00 CC#3 4500@28.99% = Monthly payment $100.00 CC#4 1200@0% = Monthly payment $100.00 CC#5 469@0% = Monthly payment $100.00 CC#1 and CC#2 will be paid off with this loan. As you can see #1 is a very high amount and all the rest are manageable. Thank you for your time and any investment that you make.
Hi. I am looking at your loan, but before I invest $s in it, I need more information. 1) What do you do/job description for Township of Verona? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) Thank You.	1) I am a police officer. I have a civil service position so barring I do something drastic I will not lose my job. 2) Answered in a previous question please see above. 3) My rent is $1300, Car insurance $200, Utilities $100, Phone $100, Food roughly $100 a week. I make close in the $90000 range and will be makeing more in September when I get my next step raise. I know that it sounds like a lot but I am now just making this amount but made a lot less when I was in Iraq. 4) I will definitely be able to pay back this loan without an issue. I have a great job and I work as much ot as they can give me. It's just hard at this time paying over a $1000 a month in CC bills when I am pretty much just paying interest and not principle. Thank you for any investment you make and I appreciate your time.
Thank you for your service to our country. I hope you get funded and I hope this loan is a great help to you. (no question)	Thank you!!!!!
Can you please explain your delinquency?	Can you explain excactly what you want to know?
Officer, I read Q-A exchanges 2 lenders; NO questions; Just FYI: After L C Home Office verifies the borrower's bank account (small trial deposit < $1) loan's next step is borrower Employment-Income Verification process (a/k/a "Credit Review"). Verification of employment independent of verification income and vice verse. After Credit Review process completed the on-screen borrower application viewed by all L C lenders will reflect status updated to "Approved". A completed process will benefit the borrower because: (1) Loan will attract lenders that were "Fence Sitting" until required process completed before they finally committ their $. (2) After process completed, funding pace quickens. (3) After the loan is 100 pct funded, net $ can be deposited quickly into your bank account. Credit Review should be considered to be a borrower initiated PROACTIVE process. CREDIT REVIEW IS BEST COMPLETED DURING THE LOANS FUNDING. WAITING UNTIL LISTING AT END CREATES MULTIPLE DELAYS. Information should benefit the 1ST-time L C borrower. I'll be investing myself after the Credit Review is completed. Member 505570 US Marine Corps-Retired-Lender 4.18.2010 @ 10:36 AM ET.	USMC, Thanks you for the information it is much appreciated. I am still waiting for LC to do the withdrawel as soon as they do I will do the verification right away. Thanks.
Hi, how long have you been back in the US? Are you now free and clear of the military or is there a significant possibility that they will require you to go to Afghanistan? I am sure *any* of us could be pressed into service, but that's now that I mean, I'm looking for what the typical situation has been for guys like you. Sorry for my ignorance of how this works. Answer these and I will fund, looks like an excellent loan to me.	My situation is different because my last deployment I was stop-lossed (which means my contract was up and I was forced to stay). I am a couple of months away from being completely discharged. There is always a possibility of something happening that I may be required to serve additional time but very improbable. I hope that answered your question.

Member Payment Dependent Notes Series 505561

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505561	$5,500	$5,500	13.11%	1.00%	April 28, 2010	May 7, 2013	May 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505561. Member loan 505561 was requested on April 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,266 / month
Current employer:	Walmart	Debt-to-income ratio:	11.77%
Length of employment:	4 years	Location:	NEWARK, OH

Home town:
Current & past employers:	Walmart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,593.00	Public Records On File:	0
Revolving Line Utilization:	86.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	THE FOLLOWING WILL BE PAID: WALMART CREDIT $960/ 13.9% APR HOME DEPOT CREDIT $800/ 23.99% APR BILL ME LATER [PAY LATER BILL) $336/19.99% APR AES (STUDENT LOAN) $2495 CAPITAL ONE CREDIT CARD $1000/ 19.99% APR NOT PAID DIRECT LOANS $4995

Member Payment Dependent Notes Series 505579

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505579	$15,000	$15,000	12.73%	1.00%	April 28, 2010	May 1, 2013	May 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505579. Member loan 505579 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,120 / month
Current employer:		Debt-to-income ratio:	18.96%
Length of employment:	n/a	Location:	Bronx, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/17/10 > Dear Lenders, even though I have being paying my biils on time, I would like to eliminate the monthly payments as much as possible and at the same time eliminate higher APR from Credit Cards. This will make my life easier.. Thank you

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,526.00	Public Records On File:	1
Revolving Line Utilization:	53.00%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or source of income?	I am retired and my sources of income are two pensions of more than $4000.00 dollars monthly. Thank you.
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. 1) Please explain the Public Record ~9 Years ago? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $s in your loan. Thank You.	Here is a summary of the outstanding balances that I have: CC #1 &4390.00 @7.9% = $100.00 CC #2 $4504.00 @ 17.9% + $100.00 CC #3 $3236.00 @ 19.99% =$90.00 CC #4 $3690.00 @ 22.15% = $140.00 CC #5 $1750.00 @17.9% = $40.00 CC #6 $1029.00 @ 0.0% Promo = $184 CC #7 $769.00 @23.24% =30.00 Rent== $650 Car insurance= $798.00 for six months. Paid off Phone, Internet and TV =$125.00 Utilities= $125.00 No childcare or other expenses.

Member Payment Dependent Notes Series 505580

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505580	$10,000	$10,000	14.59%	1.00%	April 28, 2010	May 1, 2013	May 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505580. Member loan 505580 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	techno acoustics	Debt-to-income ratio:	9.70%
Length of employment:	10+ years	Location:	tamiment, PA

Home town:
Current & past employers:	techno acoustics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/24/10 > I have mailed in my payroll receipts for the last 2 months plus a utility bill for the month of april Borrower added on 04/24/10 > delinquency was due to a family member being ill and had to pay for round the clock aide.have not been delinquent since Borrower added on 04/24/10 > plan to pay off the loan in 3 years or sooner Borrower added on 04/24/10 > loan is for a wedding

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	30
Revolving Credit Balance:	$4,786.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is techno acoustics and what do you do there?	Type your answer here.a drywall contractor and ceiling installer for commercial work in manhattan new york
Would you be willing to verify your income with LC? Please describe what you plan to use this loan for. Please explain your delinquency 30 months ago. Thanks!	Type your answer here.I had sent in my payroll receipts for the last 2 months delinquincy was due to a serious family illness and had to hire an aide around the clock.no delinquincy since
Please verify your income with LC. Also, what is the time period you plan to pay off this loan? Thanks!	Type your answer here.3 years or sooner

Member Payment Dependent Notes Series 505588

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505588	$25,000	$25,000	12.73%	1.00%	April 28, 2010	May 1, 2013	May 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505588. Member loan 505588 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Vestas Wind Technologies	Debt-to-income ratio:	15.55%
Length of employment:	3 years	Location:	Portland, OR

Home town:
Current & past employers:	Vestas Wind Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/17/10 > Low risk $100K+ finance proefessional seeking to consolidate in order to lower overall interest rates and get away from the inefficiency of big banks. Please don't hesitate to contact with any questions. Thanks.

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,344.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	HI, the following debts will be paid off: Chase: 9k 29% APR Erie GE Credit Union 4k 16% HSBC Visa 3k 19% Capital One 2k 23% Personal Loan from fiance's mom 3k Thanks and let me know if you have other questions.
Can you tell us about your other $ monthly costs (mortgage, car, utilities, and other recurring household expenses eg RCB not replaced by this loan, insurance, phone, internet, food, gym, childcare costs) as applicable? Thanks for your answer to this Q..	Other expenses not covered by this loan total $2,800 on a monthly basis (ex. mortgage, car, utilities, food, gym, phone/t.v.).
What is your position with Vesta Wind Technologies? How did you get debt so huge? How come you day $100k professional but monthly salary is only $7500?	I hold a middle management leadership position at Vestas, which for privacy purposes I prefer not to list here. My monthly pay should be listed as $8,200 (I mistakenly listed monthly salary on a 24 pay period schedule when it is actually a 26 pay period schedule). The difference there is made up with an annual incentive bonus that fluctuates however I included the average of what I receive. The debt is residual student debt that I rolled over onto a revolving account that had a teaser rate at the time I rolled it over. Thanks.

Member Payment Dependent Notes Series 505609

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505609	$12,000	$12,000	14.96%	1.00%	April 28, 2010	May 1, 2013	May 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505609. Member loan 505609 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,503 / month
Current employer:	McKesson Corporation	Debt-to-income ratio:	13.23%
Length of employment:	9 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	McKesson Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,597.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view borrower loan application providing Borrower Profile (Screen ID, Employer, Length of Employment, Gross Income PM, Home Ownership, Location, Debt-to-Income Ratio); the highly condensed Transunion Credit Report (line totals but not the individual items, i.e., Revolving Credit Balance (RCB) total $ debt but not $ balance owed individual credit grantees- Amex, MC, Visa et al); and borrower's self-entered narrative information. I have questions concerning your $12,000 HIP loan: (1) Provide brief description employer McKesson Corp? (2) Position (Job/Role) is for employer? (3) C R reflects $16,597 RCB debt (94.60 pct usage available credit lines). Payments paid per month on RCB debts are what $ amount? (Total $ actually PAID per month and NOT CC minimum $ payments that are DUE per month.) (4) Description the loans proceeds are intended to be spent doing what? (5) If borrower employment-income verification (a/k/a "Credit Review") process result is that loan "Approved" for issue, and the loan 100 pct funds, L C issues 3-year term promissory that has NO prepayment penalty. Length of time that you intend to maintain the active loan before the lenders receive loan's final payoff is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers FIVE questions. Member 505570 USMC-Retired-Lender 04.18.20 5:27 AM.	1. McKesson is America's oldest and largest health care services company. 2. Sr. Network Administrator managing a hospitals Windows server infrastructure. 3. $1,428. 4. Proceeds for garage construction. 5. Perhaps 1 to 2 years.
What is McKesson Corporation and what do you do there?	McKesson is America's oldest and largest health care services company. Sr. Network Administrator managing a hospitals Windows server infrastructure.
Can you tell us about your other $ monthly costs (mortgage, car, utilities, and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs) as applicable? Thanks for your answer to this Q..	$1210 Mortgage P&I T&I, $500 Food/Misc., $467 Auto, $166 Phone, $148 Cable, $125 Auto Ins, $105 Utilities, $90 Internet
why don't you pay off your cards? it looks like they are almost maxed out?	That is an excellent idea and this is on my list to do outside of this loan with personal income and additional income not included here from sole proprietorship (husband/wife) graphic design / printing business.

Member Payment Dependent Notes Series 505615

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505615	$10,000	$10,000	13.11%	1.00%	April 28, 2010	May 1, 2013	May 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505615. Member loan 505615 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	First medical management	Debt-to-income ratio:	17.07%
Length of employment:	5 years	Location:	Harbor city, CA

Home town:
Current & past employers:	First medical management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/18/10 > I am currently employed by a great company, I have been with the company for five years now. I as well am now opening a small company, the nature of the business is rare and vintage collectibles, I will be selling vintage toys and collectibles from the 1950's 60's and 70's era, some of the itmes are vintage pedal cars, famous dolls that boys and girls played with, vintage pinball machines, famous name brand soda machines, original and reproduction science fiction toys and models, original horror film monster models,statue busts, original vintage trains. We also are going to raise the bar and do things a bit different then our competitors, we are offering buy and sell as well as trades, somewhat like a pawn shop, also we are offering complete restoration of vintage rare items that are restorable. Are main target is to all customers and very much encourge todays Baby Boomers! I want people to come into our store and see items that they had as a child or wish they had as as child but could not afford at that time. The business has been in the works for three years now and I feel it is time to get it off the ground, with a network of resources such as a physical store so people can come in and experience the days of yester years, also a website so people from all over may purchase online, an online auction store available through other resources so that our items may be auctioned continously for continious revenue. With all this planned we expect to receive 10,000. dollars plus monthly in sales and hoping to make more than that with all of our outside resources. As of now several thousand of dollars have been used to purchase items that are stored and have already been sold on internet sales and some outside resources, thus that being said profits have been shown to be very profitable this loan will help with advertisements, tools, display cabinets, shelves, business sign, more inventory, website, as well several variables, as my company is starting and growing, I will be employed by my current employer for my solid source of income and with the help of my husband and family working with me in this venture i am sure that my company will be a great success. I want to thank you very much for trusting me in my current endeavors and future ones as well. Borrower added on 04/18/10 > I need to apologize of a typo error on second paragraph I spelled our as are I guess I am really excited of finally getting my business going that my fingers and brain were not insync.

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	30
Revolving Credit Balance:	$6,845.00	Public Records On File:	0
Revolving Line Utilization:	29.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is First medical management and what do you do there?	First Medical Management is an affiliation of Pacific Hospital of Long Beach, First Medical Management Inc. is a private company catorgorized under Employee Programs Administration located in Long Beach Ca. First Medical Management Inc. Positions all staffing in the medical field which includes Doctors, Nurses, Lab Techs, staffing etc. My position is Senior Work Comp Collector, my duties are to collect on current and past due accounts and negotiate work comp liens with attorneys and insurance adjusters. I make sure that revenue is continuously revolving within the company to meet all expectations of my position in the company.
Will you be verifying your income with Lending Club?	Yes of course, and my income has been verified with The Lending Club. I have submitted all requested documents to verify my income. Thank you
There is no check mark next to your income, so it has not yet been verified. You may want to contact them again.	Hi, thank you for bringing that to my attention. I have sent Lending Club all of my proof of income as they requested and did talk to them on the phone. I will stay ontop of it, thank you.
Looks like your income is verified! Thanks for submitting your docs and info!	You are very welcome and thank you very much for your trust and interest in me. This business venture has become quite interesting and exciting by seeing the volume of investers beleiving in my new company. Thank you and much success to you.

Member Payment Dependent Notes Series 505626

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505626	$8,400	$8,400	13.85%	1.00%	April 28, 2010	May 1, 2013	May 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505626. Member loan 505626 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,300 / month
Current employer:	Bar	Debt-to-income ratio:	3.30%
Length of employment:	2 years	Location:	nEW yORK, NY

Home town:
Current & past employers:	Bar
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/18/10 > I am looking to start up a film rental and production company. I have contacts lined up and looking to rent the equipment, but need the loan in order to get the rest of the equipment. Borrower added on 04/23/10 > Sorry my last description wasn't very clear. I had typed it all up and then the page refreshed, so here is a better description so everyone has a better idea about what I am trying to do with my NYC production company. I have many contacts in the NYC film industry, all are urging me to pursue an idea I had come up with after a recent project, or purchasing the necessary equipment and renting it out for other filmmakers who need it for their productions. While the equipment will cost me 8K to purchase, renting it out for only one week will bring in around $1,500 so I would be able to make the loan money back within the first year. I already have film makers who are ready to rent the equipment as soon as I receive the funding and am able to go purchase everything needed.

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,403.00	Public Records On File:	0
Revolving Line Utilization:	72.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is "Bar" and what do you do there?	I am the head bartender for a popular bar and lounge in the financial district of NYC. I have been there since it opened 2 years ago.
What production companies do you have lined up to rent the equipment?	My production company would be renting the equipment out to anyone who is looking to produce a film and does not have the necessary equipment or funds to purchase everything needed to do it on their own. I know a lot of actors, writers, & directors who have been considering producing a film but don't have the proper equipment or are not able to do so financially. My company would allow these people to create films for less money and less of a hassle. Everything they'll need for their production is rented from one place (from my company) and can be rented out for one price, as opposed to having to go to several different companies and rent things like cameras, lights, booms, etc. which could be costly and timely.

Member Payment Dependent Notes Series 505629

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505629	$25,000	$25,000	16.07%	1.00%	April 29, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505629. Member loan 505629 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Department of Homeland Security	Debt-to-income ratio:	15.78%
Length of employment:	3 years	Location:	HOPEWELL JUNCTION, NY

Home town:
Current & past employers:	Department of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	48
Revolving Credit Balance:	$28,636.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view loan application providing Borrower Profile (Screen ID, Employer, Current Employer Length, Gross Income pm, Home Ownership, Location, Debt-to-Income Ratio); highly condensed Transunion Credit Report (line totals but not individual items, i.e., Revolving Credit Balance (RCB) total $ debt but not $ balance owed individual credit grantee- Amex, Home Depot, MC, Visa, et al); and borrower's narrative information. I am interested to help fund your $25,000 DC loan but have these THREE questions: : (1) Position (Job/Role) for employer DHS is what? (2) C R shows $28,636 total RCB debt (a 67.50 pct usage credit lines). Total payments paid per month on RCB debts are what $ amount? (Total $ actually PAID per month and NOT CC minimum $ payments DUE per month.) (3) If the borrower's required employment-income verification "Credit Review" process result is loan being "Approved" for issue and loan 100 pct funds, L C issues 3-year term promissory that has NO prepayment penalty. Length of time you intend to maintain active loan before lenders receive loan's final payment is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers THREE questions. Member 505570 USMC-Retired-Lender 04.21.20 5:59 AM.	Question 1. I am a law enforcement officer and for the sake of protecting myself and my family I'd rather not go into specifics on my exact title. I currently work in a covert position so please understand. Question 2. I currently have 5 accounts that have very high interest rates and total monthly payments average around $1,000 give or take. With this loan, I will be able to eliminate these accounts and save some money on a monthly basis. Question 3. I plan to pay off the loan in 3 years.
Please give details as to why you are borrowing this money.	I am borrowing this money to consolidate some debt that I have accumulated over the years. As many of you lenders know, it is very difficult to see the light at the end of the tunnel while paying monthly payments to individual accounts. By consolidating most of the accounts, I will be able to save a little money on a monthly basis while paying a 3 year note with an end in sight.
What is your occupation? Please also describe your employment prior to DHS.	I would rather not discuss the specifics of my employment with DHS because of the sensitivity of my job. Prior to DHS, I was employed for about 5 years as a background investigator for a major federal contractor conducting federal background investigations. Prior to that, I worked for about 5 years for 2 different major medical companies that manufactured and sold orthopedic implants.
How long have you owned your home, and how much equity do you have in it?	We have been in our home now for about 2 years in June, and have about 10K in equity. We should have had more but we took a bit of a hit with the market doing poorly.
Please explain the deliquency 48 months ago. Thanks.	It was an oversight for both my wife and I. I thought she paid the bill and she thought I paid the bill and it was past due and we eventually paid it. And this was a "late" payment and not a delinquency. We have written to the credit reporting agency to contest the delinquency.
Have a look at these two web sites they will help you save money and have the potential to make you money as well. www.energyhouse.joinambit.com www.energyhouse.whyambitworks.com	Thanks for the heads up. That was very nice of you!!!

Member Payment Dependent Notes Series 505651

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505651	$9,975	$9,975	13.11%	1.00%	April 28, 2010	May 1, 2013	May 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505651. Member loan 505651 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Nan Ya Plastics Corp., America	Debt-to-income ratio:	6.87%
Length of employment:	2 years	Location:	Lake City, SC

Home town:
Current & past employers:	Nan Ya Plastics Corp., America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/17/10 > About Me: I have recently graduated from college, and currently working as an industrial engineer in a manufacturing setting. I am single, and like doing community projects. I also like pretty much any outdoor sports such as football, soccer, and Frisbee. I like basketball and swimming too, but those are indoor sports. I also workout and train on a regular basis, and understand nutrition. I also give personal training and diet nutrition advice as a hobby. I like helping people meet their physical goals. Purpose of loan: Recently, I developed massive back pains in my lower back. After seeing a doctor... Need I say more? It's terrible. Now I have a massive bill, but the treatment is working, and I should fully recover. My financial situation: I do not have big amounts of debt to pay off. I have a stable job, and steady income. I have never declared bankruptcy nor have collection agencies knock on my door. I make payments on time, and usually more than the minimums. My monthly budget: Mortgage/rent: $215 Insurance: $0 (parents like paying for that for some reason) Car expenses: $80 Utilities: $0 (included in rent) Phone, cable, internet: $50 Food, entertainment: $200-300 Clothing, household expenses $50 Credit cards and other loan payments: $339 Other expenses: $50-100 (random money use) --------------------------------------- Total monthly expenses: $1100-$1300 Total monthly income: $2400 - $2500

A credit bureau reported the following information about this borrower member on April 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	18
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505715

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505715	$16,750	$16,750	9.88%	1.00%	April 28, 2010	May 1, 2013	May 1, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505715. Member loan 505715 was requested on April 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,338 / month
Current employer:	Nicor National	Debt-to-income ratio:	10.25%
Length of employment:	5 years	Location:	Carpentersville, IL

Home town:
Current & past employers:	Nicor National
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/18/10 > My wife of less than 2 years works in the banking industry and had to take a lower paying job. In October last year, she began getting past due on her credit cards and got burned on the interest rates. It was this event that finally merged our finances and I immediately began looking for ways to consolidate payments and reduce interest. With cash and consolidation strategies, 16 monthly payments have become 7. We still have some high interest to address. Once you fund me, this loan will successfully refinance all APRs between 14.24%-28.99% while paying off 2 more cards. I am your typical conservative spender. I rarely borrow money. When I do borrow, I go out of my way to payback early and avoid interest whenever possible. I made a co-worker of mine laugh after I borrowed a dollar from him a couple of times to buy a soda only to pay him back after lunch that same day! My wife and I budget everything from automobile expenses to vegetables. Your money is safe with me. I work for a growing utility affiliate company. The recent recession has had little impact on my employer. As a highly valued 5 year employee, the company has promoted me, increased my pay grade, expanded benefits, and provided annual merit raises. I am anticipating my 2nd promotion by the end of 2010. Thank you in advance for funding my loan. Happy investing! Borrower added on 04/20/10 > Many of you have asked for asset/liability information, so I will add my answer to one investor's question to the description so it's easier to see. Incomes (overtime sometimes adds to this): $3338/mo My income + bonus ~$1000 in March $2262/mo Wife's income $5600/mo Total monthly income + $1000 in March Liabilities: $550 of $1100 Mortgage (split with housemates, prop tax and insurance included) $306/mo Auto note Assets: $1692 Checking $2207 Savings $21,066 401(k) Monthly bills: $101/mo Car Insurance $110/mo Internet & TV $140/mo Electric $90/mo Natural Gas $80/mo Cell phone (for wife, job pays for mine) Quarterly bills: $200-250 Water/Sewer/Trash, varies Budgets: $300-400/mo Gasoline $400-500/mo Groceries (I could go into great detail, but I'll spare you. This reflects actual totals for the past quarter) $150/quarter Car maintenance $1000 or less discretionary spending - dining out, entertainment, clothing, etc. Our minimums on all credit cards are currently $800. This will decrease to under $300 once we get this loan. We have paid $1422 in interest year-to-date. Our investors will bank this amount in the first year alone - it's win-win. Please help us by funding my loan! Thanks again.

A credit bureau reported the following information about this borrower member on April 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,696.00	Public Records On File:	0
Revolving Line Utilization:	43.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	These are all credit cards and many have multiple APRs. Thanks to the new credit card law, I will be allowed to payoff the higher interest balances first. What *will* be paid off: $3 @ 28.99% $2150 @ 24.99% $2608 @ 19.99% $896 @ 19.24% $610 @ 17.22% $2122 @ 17.99% $4649 @ 14.24% Subtotal: $13,238 Remainder paid toward $3928.84 @ 10.24% What *won't* be paid off: $3689 @ 7.99% (lifetime) $1494 @ 4.99% (lifetime) $5207 @ 1.99% (promo, 12.99% after 9/2010) $6620 @ 0.99% (promo, 10.24% after 7/2010)
Can you tell us about your other $ monthly costs (mortgage, car, utilities, and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs) as applicable? Thanks for your answer to this Q..	See my answer to the other investor's similar question.
I'd like to help but have a couple questions first. Can you list your monthly expenses? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? This will shed some light and should help lenders lend you the $$ you are asking for.	Incomes (overtime sometimes adds to this): $3338/mo My income + bonus ~$1000 in March $2262/mo Wife's income $5600/mo Total monthly income + $1000 in March Liabilities: $550 of $1100 Mortgage (split with housemates, prop tax and insurance included) $306/mo Auto note Assets: $1692 Checking $2207 Savings $21,066 401(k) Monthly bills: $101/mo Car Insurance $110/mo Internet & TV $140/mo Electric $90/mo Natural Gas $80/mo Cell phone (for wife, job pays for mine) Quarterly bills: $200-250 Water/Sewer/Trash, varies Budgets: $300-400/mo Gasoline $400-500/mo Groceries (I could go into great detail, but I'll spare you. This reflects actual totals for the past quarter) $150/quarter Car maintenance $1000 or less discretionary spending - dining out, entertainment, clothing, etc. Our minimums on all credit cards are currently $800. This will decrease to under $300 once we get this loan. We have paid $1422 in interest year-to-date. Our investors will bank this amount in the first year alone - it's win-win. Please help us by funding my loan! Thanks again.
Ok. I'd be happy to help out. I'm in. Good Luck!	Excellent! Thanks from C'Ville! Any other locals?! We are a sure thing. Tell your friends!
what steps have been taken to ensure these credit card charges won't happen again in the future?	Good question! My wife now hands over her paycheck to me. We put alerts on her credit bureau reports to contact both of us in the event someone wants to open a new credit line. The cards were cut up last October and I monitor all of her accounts weekly using both Quicken and Mint. These steps may not prevent every re-occurance, but at least this gives me a fighting chance to be made aware of new credit when it happens. One might think she finds this level of scrutiny disturbing, but she is totally on-board - most of it was her idea.

Member Payment Dependent Notes Series 505763

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505763	$10,000	$10,000	13.85%	1.00%	April 29, 2010	May 2, 2013	May 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505763. Member loan 505763 was requested on April 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	ira motor group	Debt-to-income ratio:	21.52%
Length of employment:	< 1 year	Location:	lawrence, MA

Home town:
Current & past employers:	ira motor group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/24/10 > My big sister has been sick for many years and has been working so hard to get better and all i want to do is surprise her with the wedding of her dreams. She has no idea. I am plannig everything and I hope to keep it secret so she will be totally surprised.

A credit bureau reported the following information about this borrower member on April 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,975.00	Public Records On File:	0
Revolving Line Utilization:	97.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is ira motor group and what do you do there? Since you have been there for less than a year, please tell us about your previous employment history? Thank you in advance.	Ira Motor Group is part of Group 1 Automotive. It is a fortune 500 company that owns over 100 car dealerships. I am an Assistant Service Manager. I have held similar positions at 2 other dealerships over the past 10 years and have been working in the automotive industry for the past 16 years.

Member Payment Dependent Notes Series 505781

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505781	$15,000	$15,000	7.88%	1.00%	April 28, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505781. Member loan 505781 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,385 / month
Current employer:	Boston Pacific Company	Debt-to-income ratio:	2.66%
Length of employment:	3 years	Location:	Alexandria, VA

Home town:
Current & past employers:	Boston Pacific Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > I plan to use the funds to pay down additional principal on my mortgage and refinance at a lower interest rate than my current rate. By doing so I will save approximately $270 a month and will have equity in the home. Originally put down 20% in down payment, but since buying in the peak of the market, home value has come down. Looking to move into a bigger place and keep home as a rental. This loan will allow me to rent out the place and actually profit from the beginning. I have great credit. My wife and I both work and have stable jobs. Besides a current mortgage with a principal balance of $165k and student loans of $17k, we have no additional debt. Credit card use is very limited and always pay down the balance each month, never incurring interest. Average monthly expenses are about $2700. $1250 for mortgage and property taxes, $300 for condo fee, $100 in student loan repayment, $650 in food, $80 in fuel, $200 in bills and utilities, $60 in auto insurance. Company pays for health insurance.

A credit bureau reported the following information about this borrower member on April 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,123.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at your company and what type of work do you do?	I am a Project Manager at my company. Boston Pacific is an energy consulting firm. Our business has been very strong even through the financial crisis due to strength and growth in the energy industry. I plan to remain at the firm for the long term.
What is the interest rate on your mortgage?	The interest rate is 6.375% on a 30-year fixed mortgage. I will be refinancing at an interest rate of 5% with the same term.
If I understand you correctly, you want to borrow $15,000 at 7.88%and $469.00 per month to pay down a 6.375% (interest deductable) mortgage in order to get a lower rate and a savings of $270.00. Am I missing something here? You also want to buy a second property. Do you have that down payment saved and, if so, have you considered using it toward your loan paydown? Thanks.	Actually, we are considering staying at our current place until we build enough for a down payment for an ideal place. This could be for another couple of years before that happens. The main purpose of refinancing is to lock in a good rate before rates rise. On a net present value basis, refinancing with the Lending Club loan is greater than without, while factoring my minimum attractive rate of return. As for the interest deductability of the mortgage, it is true that I will be receiving less deductions, but since we plan on keeping that home as a rental, that mortgage will be deducted as a business expense.

Member Payment Dependent Notes Series 505813

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505813	$11,000	$11,000	12.73%	1.00%	April 28, 2010	May 2, 2013	May 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505813. Member loan 505813 was requested on April 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Association	Debt-to-income ratio:	17.55%
Length of employment:	3 years	Location:	Alexandria, VA

Home town:
Current & past employers:	Association
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/18/10 > My debt was acquired through attending grad school. Now, that I have that shinny piece of paper I am getting my finances in order. This loan is the second step in my process. (My first step was to reduce my monthly expenses.) My position is currently very secure as I am the only person in the association who has the knowledge to do what I do. I also brought in 3 million in revenue in FY 09 through grant monies. I am a good borrower because I schedule automatic payments to happen the day I get paid. I also pride myself on being respectable and this debt is a black mark.

A credit bureau reported the following information about this borrower member on April 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	18
Revolving Credit Balance:	$16,601.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Association and what do you do there?	I work at the American Society of Association Executives. My position is to manage 3 different committees, grant reporting and writing; and social media ie Facebook, twitter, and so on.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	The consolidation loan will be used on two credit cards. Amex- Current Balance 4,058.28 APR 27.22 750 will be applied once I receive a check from my company for my last two weeks of travel. The rest will be through this loan. Bank of America - 11,1035.27 APR 24.99 I will apply the rest of the loan to this card. I also have $250 on a Nordstroms card that will be paid off this morning. Thank you for considering me.

Member Payment Dependent Notes Series 505851

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505851	$12,000	$12,000	13.11%	1.00%	April 28, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505851. Member loan 505851 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Gold Medal Bakery	Debt-to-income ratio:	6.67%
Length of employment:	5 years	Location:	NEW BEDFORD, MA

Home town:
Current & past employers:	Gold Medal Bakery
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > I've been with my company for 5 years and have been moved to a new position with a raise to manage a newly aquired facilitiy as part of our on going expansion and growth. My fiance and I would now like with the extra income to consolidate all our debt and then start saving for our big day. With our regular monthly expenses ,including payment of loan we will still have an additional 1,000 dollars.

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,909.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 505854

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505854	$1,500	$1,500	12.73%	1.00%	April 28, 2010	May 2, 2013	May 2, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505854. Member loan 505854 was requested on April 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$800 / month
Current employer:	Palmerton Area High School	Debt-to-income ratio:	8.25%
Length of employment:	1 year	Location:	SUMMIT HILL, PA

Home town:
Current & past employers:	Palmerton Area High School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/19/10 > Full Time substitue teacher/Assistant football coach. Work for McArdle Home Improvements from June-August. Will have most if not all of this loan paid by the end of the summer.

A credit bureau reported the following information about this borrower member on April 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	11	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,766.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Palmerton Area High School?	Full time substitute teacher/assistant football coach. during the summer's I work for McArdle Home Improvents.
What do you plan to use the loan for? Can you explain your two delinquencies in the last year and a half?	I plan on using this loan to help build my credit score. I've just been irresponsible with my budgeting, now i'm paying for it with my credit score, and want to fix it by paying off the loan on time and lowering my credit balance
Is your income correct: $800/month? That is less than minimum wage.	I get $100 a day n work 3-5 days a week at school. $15 an hour over the summer
If it's $100 a day, 4 days a week, your income is more like $1700 a month.	yes, when i put 800 i was giving a ball park of bi-weekly

Member Payment Dependent Notes Series 505888

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505888	$16,000	$16,000	13.48%	1.00%	April 29, 2010	May 3, 2013	May 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505888. Member loan 505888 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,400 / month
Current employer:	Brothers Entertainment Merchandising	Debt-to-income ratio:	11.10%
Length of employment:	2 years	Location:	Portland , OR

Home town:
Current & past employers:	Brothers Entertainment Merchandising
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	27
Revolving Credit Balance:	$2,407.00	Public Records On File:	1
Revolving Line Utilization:	3.30%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Brothers Entertainment Merchandising and what do you do there?	We exclusively sell licensed merchandise for entertainment artists such as Bon Jovi, Britney Spears, Celine Dion online and at concerts. Last year gross was @20 million. I am the Director of Finance, in charge of accounting/finance. I have been a CPA for 30 years. Eric
What is Brothers Entertainment Merchandising; what do you do there? Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current monthly payment on each debt. Thank you.	The only debt I have to pay off is credit card debt with about 5-6,000 in charges related to my relocation from southern california to portland. The only other debt I have is a car lease of @376/mo through next June.
If the only debt you have is less than $6,000, why are you seeking to borrow $16,000? Specifically, what are the loan proceeds to be used for?	I have some expenses that I have not yet paid for relating to my move to Oregon from So Cal. Probably another 5-10k. My housing expense has been reduced by over 1,000 per month and those are the funds earmarked to pay this loan.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	As I explained to someone else who asked, there is a credit card that was 0 balance that is now about 6k. Those are moving and relocation costs for my move to Oregon from California. There will be more once my movers arrive and the rest of the move is taken care of. My housing costs have been reduced to 2,400 from about 3,500 because of the move and that money will be earmarked to pay this loan.
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	The home is in Portland, OR. I paid 330,000 + 20,000 for Solar panels and wood floors provided by FHA 203k constuction loan for it (funded today). Mortgage is 347,000 including 13,000 in closing costs and FHA PMI fees. There are no other liens on the property. When I receive the proceeds of this loan, the only debt outstanding will be this loan, the mortgage (2497/mo) and my car lease of 376. My housing costs have been reduced by over 1,000 and that is the money earmarked to pay this loan.
You just moved from SCal. Employment show 2 years. Office is in Burbank, CA for Brothers Entertainment Merchandising. Please clarify.	I work from home and did so for the two years that I worked in CA for Brothers. In the past year, before moving to Oregon, I spent a handful of days in the office. In CA I was 90 minutes from Burbank, from Portland about 3 hours (our office across the street form the Burbank airport). Our computer architecture is a cloud with all files in Orlando, FL. We are completely paperless, every document is scanned immediately and available to anyone anywhere in the world with internet access.
WHAT WAS DELIQUENCY 27 MONTHS AGO. ALSO PUBLIC RECORD	I have no idea what the delinquency was. The Public Record is probably a bankruptcy from 2002.

Member Payment Dependent Notes Series 505931

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505931	$24,000	$24,000	10.62%	1.00%	April 29, 2010	May 3, 2013	May 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505931. Member loan 505931 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,608 / month
Current employer:	Town of North Andover - Stevens Library	Debt-to-income ratio:	20.62%
Length of employment:	2 years	Location:	LOWELL, MA

Home town:
Current & past employers:	Town of North Andover - Stevens Library
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$75,250.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	I only have two credit cards with balances. Other cards that I use regularly for the discounts offered (Kohls, Exxon Mobil, Ikea, Sears, Macys, Dress Barn, Best Buy, etc) I pay immediately, sometimes before I even leave the store. This loan will pay off both of these balances in full, at a lower interest rate, and in a shorter amount of time. Bank of America $16K at 11.49% Discover $4K at 14.49% Thank you for your interest.
You are asking for $24k but will be paying off $20k worth of CC debt. What is the balance being used for?	Where I live we had 3 record breaking rain storms and flooding in March. My basement/family room carpet and couch, laundry room washer/dryer took a hit on the 2nd storm - first time I ever had water! I needed to hire a guy to rip out the pad, carpet and one small section of 2 x 4s and sheetrock. The water came in thru the laundry room floor so the washer and dryer were the first casualties. According to Sears, too old to replace parts, etc. Now that its finally dry down there, I need to replace the sheetrock, prime the whole room with Killz primer for mold, repaint and replace the carpet, the pad, washer, dryer and the couch. Ive used savings for the dumpster, initial cleanup costs, etc. Looking to use the $4K for the replacements, hence I am on here shopping for a good rate all around. Thank you for your interest.
next time please add all the info from above into your original description....much better than nothing!?	Don't worry about it, there wont be a next time! The directions for borrowers, were not very explicit on what to include or not include.

Member Payment Dependent Notes Series 505945

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505945	$10,000	$10,000	15.33%	1.00%	April 28, 2010	May 3, 2013	May 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505945. Member loan 505945 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,150 / month
Current employer:	connolly's pub and restaurant	Debt-to-income ratio:	5.40%
Length of employment:	4 years	Location:	new york, NY

Home town:
Current & past employers:	connolly's pub and restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,817.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at connolly's pub and restaurant?	Type your answer here. Food runner and few waiter shift
Hello. You are applying for $10,000, but only showing ~$5,000 on your revolving credit balance. What debt will be paid with this loan and what is your current APR for each. Thank you.	Type your answer here. I owe to my brother 2500 and he need it and rest will be fixed my car .... That was parking on the street and some body hit it and leave scene thanks for support
Would you be willing to verify your income with LC? Please describe what you plan to use this loan for.	Type your answer here. Yes why no? and I will use this loan for pay up my credit cards 5000 and I 2500 to my brother and he need it in this moment and rest will be to fix my car that parking on the street somebody hit the whole driver side. and this is the best choice I ever seen .thanks for the support
Have a look at these two web sites they will help you save money and have the potential to make you money as well. www.energyhouse.joinambit.com www.energyhouse.whyambitworks.com	Type your answer here. yes I will and thanks for the advice and support :-)
Please verify your income with LC. Also, what is the time period you plan to pay off this loan? Thanks!	Type your answer here.Yes I am working on that I already send the papers the ask me for...... And I will pay that amount promptly as I can. Thanks

Member Payment Dependent Notes Series 505975

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505975	$20,000	$20,000	9.88%	1.00%	April 29, 2010	May 3, 2013	May 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505975. Member loan 505975 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Stryker Communications	Debt-to-income ratio:	14.45%
Length of employment:	1 year	Location:	Reading, PA

Home town:
Current & past employers:	Stryker Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/19/10 > Debt Consolidation Borrower added on 04/23/10 > Just accepted offer on house, need funds for closing. Also have small balance on 2 credit cards.

A credit bureau reported the following information about this borrower member on April 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,952.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Stryker Communications and what do you do there?	Stryker Communications is a division of Stryker, a medical device company. I sell the Communications products of the company to surgeons and other hospital personnel for their Operating Rooms.
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? What is your role at Stryker? Can you list your work history? This will shed some light and should help lenders lend you the $$ you are asking for.	I have 2 credit cards with a total of $5000 that I accrued from upgrading some stuff in the house to make it more marketable. Now that the house is sold, I did lose some money that I have spend at closing (10,000). My monthly expenses moving forward after selling the house are: cell phone (99), car (400), sudent loan (147). I will be moving in with friends and probably pay about 400 for rent. Credit card debt is about 5000 with a 16% interest rate. I also have a studen loan balance of 13,000 with an interest rate of 5.125%. I have a 401K with a balance of $11,000. My income is 70,000, but I do make bonuses, so depending upon how much I sell, I can make an additional 30K. I sell medical equipment to hospitals for the OR. I worked for Pfizer for 6 years prior to Stryker as a pharmaceutical sales representative.
Please list the debts you are consolidating (source, balance, APR and current monthly payment made)? What are your other $ monthly costs (mortgage/rent, car, utilities, and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answers to these 2 Qs....	I just sold my house and with the market the way it is, I lost some money. I need the money for closing and I have 2 balances on credit cards totalling 5K due to upgrading some things in myhouse to make it more marketable. My monthly payment is about 160. Oher monthly costs are student loan (147), cell phone (99), car (car), food (250). I will not have a mortgage anymore. I am moving in with friends and will be paying 400/mth.
Hi. Since the loan is for debt consolidation could you please detail the loan(s)/amounts/and interest rate that you will be consolidating? Also, what is Stryker Communication and what is you job there? Thanks in advance!	I just accepted an offer on my house, which with the economy the way it is, I lost money. I need 13K for settlement. I also have a credit card balance of about 5K at 16% interest rate that I want to combine. At Stryker, I sell medical equipment to hospitals for Operating Rooms.
Will you be moving locally or long distance?	I am moving in with a friend locally.

Member Payment Dependent Notes Series 505978

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505978	$15,000	$15,000	11.36%	1.00%	April 29, 2010	May 3, 2013	May 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505978. Member loan 505978 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Flash Global Logistics	Debt-to-income ratio:	14.66%
Length of employment:	< 1 year	Location:	LONG BEACH, CA

Home town:
Current & past employers:	Flash Global Logistics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > To whom it may concern, I have just recently accepted a promotion at my job and I am looking to consolidate all my previous debt into a single monthly payment. Thanks!

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,305.00	Public Records On File:	0
Revolving Line Utilization:	62.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Flash Global Logistics and what do you do there?	Flash Global Logistics is a 3PL Global Logistics Company that has been providing Critical Logistics Services for the last 25 years. I am the Director of Client Services.

Member Payment Dependent Notes Series 505981

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505981	$14,000	$14,000	14.22%	1.00%	April 28, 2010	May 3, 2013	May 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505981. Member loan 505981 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,111 / month
Current employer:	City of San Francisco Ethics Commission	Debt-to-income ratio:	19.36%
Length of employment:	3 years	Location:	San Jose, CA

Home town:
Current & past employers:	City of San Francisco Ethics Commission
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/19/10 > Hi! I am looking to pay off an Amex Card and have funds available for adoption expenses. We are currently have $5000 left to pay the agency once we get a birth mother match. Thanks for the help!

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,748.00	Public Records On File:	0
Revolving Line Utilization:	97.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is partially a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Sure! I will pay off an American Express card at 17% with balance of $5300, plus an unsecured loan with a balance of $3300, apr 14%. There are two credit cards with balances, that I am already paying on with apr's at 15% and 17% that will not be part of this. The remainder will go to pay off the last installment to the adoption agency once we are matched with a birthmother. We have already paid the rest of the adoption expenses. Thanks!
$14,000 loan status updated to "Approved" for issue. When the loan 100 pct fully-funds L C issues 3-year term note that has NO prepayment penalty. My Question is: Term length that you intend to maintain the active loan before participating lenders receive final payment is how long: Less than 6 months? 6 to 12 months? 1 year to 2 years? 2 years to 3 years maximum? Advance thanks to you for answer to loan term length question. Member 505570 USMC-Retired-Lender 04.22.2010 @ 04:45 AM ET.	I intend to have the loan fully paid between two years and the three year maximum. Hope that helps!

Member Payment Dependent Notes Series 505991

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
505991	$12,000	$12,000	13.48%	1.00%	May 3, 2010	May 3, 2013	May 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 505991. Member loan 505991 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Henkels & McCoy	Debt-to-income ratio:	8.61%
Length of employment:	6 years	Location:	Glendora, CA

Home town:
Current & past employers:	Henkels & McCoy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/19/10 > Because the world needs an alternative to that other guy who appears on the National Geographic network. Borrower added on 04/20/10 > I am a brilliant dog guru with a biology degree who can train pit bulls or any other type of dog with amazing offleash training without the need for choking, shock collars or any other type of collars designed to cause pain to the dog. Borrower added on 04/27/10 > I have been filming, photographing and documenting the behavior of the domestic dog for the past 15 years. I have developed revolutionary non violent, non confrontational training methods and ideas, which your funding will help reveal in book as well as video documentary format. A radically better way to raise puppies is a primary focus of my work.

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	67
Revolving Credit Balance:	$668.00	Public Records On File:	0
Revolving Line Utilization:	13.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Henkels & McCoy and what do you do there?	Henkels & McCoy is a nationwide construction/engineering company which works on electrical, solar, wind, pipeline and other infrastructure projects. I work in the IT department working on servers, routers, networks and PCs.
Business loan - What are you planning to do with the funds?	By funding this loan, you will be funding an already existing internet dog media outlet with a five letter dot com domain focused on tech support for dog owners, as well as the branding of a man with the extraordinary skill required to take on the most famous dog "expert" in history. You will be funding a brilliant, charismatic alternative with undeniable talent and skill who has developed methods which give dogs and their humans freedom to run, play and exercise together and without the side effects of owners being bitten by their dogs. The insurgent has a biology degree. The established does not. The established chokes dogs. The insurgent does not. The established is in good shape and can run fast. The insurgent ran a 4 minute mile when he was younger and can run circles around the established. The insurgent invented his own methods. The established did not. I have tried my best not to include any personally identifiable information in this response and I hope that I have succeeded.
How would you use the money to grow your dog business?	I will use the money to build the brand of myself and position myself as a superior alternative to the market leader in my field (Blank). I will build the brand through web development, search engine optimization, video production and press release distribution. Here is a question that I wrote today in a FAQ for my project. Is this kinda like Apple vs Microsoft? I???m glad you asked that. Yes, yes it is. I would be the Mac and (Blank) would be the PC if we were in a commercial. (Blank) is the bigger, more powerful, more well known entity. I am the leaner, smarter, more unrelenting & disruptive innovator with better products and ideas. I am perfectly positioned where I want to be.
Do you plan to stay at your current job or leave to focus on your business? What is your backup plan if your business does not succeed? (P.S. I found your site and fully support humane, reasonable training methods)	I am taking a 4 month sabbatical from my current job. They have tried to talk me out of it because they really like me and know how hard it will be to replace me. I'm brilliant at everything I do. I work smart, not hard. If you are working hard, you are doing it wrong. Whether with computers, or with dogs. As such, my current employer has given me an agreement that my job will be waiting for me on September 1st, 2010 if I so choose to return. I am already making good money training dogs from people who have found me on twitter. I have done no advertising whatsoever. People are contacting me out of the blue and through word of mouth. I charge $500 per client. That will go up, if I get too many clients. My main focus for the next four months is book/video production. I do not expect or need to have a lot of clients during the next four months. I have plenty of money to last that time, even without making any money from clients and without this loan. This loan is for brand building in order to ramp this thing up in a hurry. I do not need this loan. I will succeed either way. It will be *very* helpful to me though and it will virtually 100% assure my success by giving me an extra buffer.
How much do you make from your dog training business now? How do you plan to repay your loan if your business fails	I don't think I'm going to fail. But I have a job waiting for me with my current employer if I do. Here was my farewell letter written yesterday. It may give an insight into my writing style. Not only am I a brilliant dog trainer, but check out my writing style. My competitor probably can't write his own books. I can write my own books Subject: Cavs in Six To all, 4 years ago I threw everything worth anything to me into the back of a compact car and drove across the country. You???ve probably seen the image on my wall, of a dusty black Scion and dazed dogs waking up to the other side of a continent. I was given a shot by one hell of a coach who believed in me and I took it. I flew West, where I could never have succeeded without those in the East who worked behind the scenes to make it seem like I knew what I was doing. I hope I have served you all well. Life is quick and opportunities to fly are, by definition, fleeting. Once again It is track season. Spring Time. It is the time to fly. The weather warms and the outburst of energy, life and ideas cannot be contained. Not in me anyway. I fly because I must. If I fall, then it will be a tremendous fall that I will be able to brag about later. If I rise and catch an updraft, who knows where I will land? But I will not be one those ???cold and timid souls who know neither victory nor defeat??? as Teddy Roosevelt said. And as George Bush said "There's an old saying in Tennessee???I know it's in Texas, probably in Tennessee???that says, fool me once, shame on???shame on you. Fool me???you can't get fooled again."???Nashville, Tenn., Sept. 17, 2002 ??? Err???.As for the future???If there is (as I highly suspect there will be) a victory parade in downtown Cleveland after the Cavs defeat the Lakers or whoever in six games, look for me as the guy on the float dancing Kid N Play style with LeBron, or as the guy getting hauled away by security trying to get on the float. The rumors of me getting on Survivor are completely false. Or true. Either way, I couldn???t tell you without losing a LOT of money. So forget I said anything. Good luck and thanks to you all,

Member Payment Dependent Notes Series 506030

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506030	$16,000	$16,000	14.22%	1.00%	April 29, 2010	May 3, 2013	May 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506030. Member loan 506030 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,583 / month
Current employer:	UTSouthwestern Medical Center	Debt-to-income ratio:	14.57%
Length of employment:	2 years	Location:	Amarillo, TX

Home town:
Current & past employers:	UTSouthwestern Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	16
Revolving Credit Balance:	$4,766.00	Public Records On File:	1
Revolving Line Utilization:	62.70%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is UTSouthwestern Medical Center and what do you do there?	Type your answer here. A hospital and medical school. I am a nurse manager at the facility
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Type your answer here. I have one car loan/6000/13% and one car loan/5300 and 4300 in taxes that I am paying for this year. This will leave me with 1 credit card payment and this payment which will be equal to a car payment. The second car payment is a car I bought my daughter
Have a look at these two web sites they will help you save money and have the potential to make you money as well. www.energyhouse.joinambit.com www.energyhouse.whyambitworks.com	Thanks for the tips.
Hi! Please describe the reasons for your public record and delinquency. Thanks!	The delinquency was clarified as incorrect this morning by Nadia at KMFC and will be corrected in their system and sent to the credit bureau to update with correct information. Nadia verified that I had not been delinquent on this account at any time. As far as the other question, I am assuming it is the disputed account I had with a rental property that my daughter lived in while in college. I disputed the amount the company stated that was owed and once the correct amount was determined, the account was paid in full. I hope I am referencing the questions that you have since I do not have the official report in front of me. Please advise if anything further is needed. Thank you for your time - NS

Member Payment Dependent Notes Series 506061

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506061	$10,500	$10,500	7.51%	1.00%	April 28, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506061. Member loan 506061 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	CBS Radio	Debt-to-income ratio:	7.24%
Length of employment:	3 years	Location:	New Rochelle, NY

Home town:
Current & past employers:	CBS Radio
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > Hi there, my name is David and I'm applying for a $10,500 loan through Lending Club. The reason I'm applying for the loan is because I'm moving out of the room I've been living in for the past three years. I moved into a tiny, tiny room in Westchester County. It was so small I didn't even have a closet. These past few years I've learned to use the space to my advantage. I want to move out now because I'm in a comfortable spot in my life to do so. I found a place in the Bronx that isn't exactly above my pay grade but one where it would leave me a bit underfunded given my bills. Between the apartment fees, utilities, medical bills, and other monthly bills I don't feel with the loan I have I'll be able to live decently. So I need the loan. I have a very good job at CBS Radio, but I don't make as much as I want. Borrower added on 04/21/10 > I plan on using the funds for several reasons primarily for moving out. The initial apartment fees are roughly $4000 dollars which includes the first month, last month, security deposit and broker fee. After writing out a careful budget of all my essential bills (i.e. rent, electric, phone, transportation, food, medical) I realized I wouldn't be able to live decently. I needed help. So I am turning to get some help. I'm also using the loan to consolidate the remaining amount of my credit cards, which stands at $3700 dollars. The remaining amount will be added to my account to help pay for my rent and other essential costs. I want to mention that I am an extremely hardworking guy who constantly monitors his credit score. I currently hold an average score of 750. I always pay my bills, pay more than the minimum, and keep an eye on what I spend. Borrower added on 04/26/10 > Living on my own has been a goal of mine for some time now. I suppose part of the reason was I was tired of sharing bathrooms, listening to loud music at inappropriate times, constantly eating out and living in a room without a closet I think it's time to pack up and move. Life has this way of telling you when to hold them and fold them and I think it's time to fold and live on my own. That loan will help me in that regard.

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	65
Revolving Credit Balance:	$4,124.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are moving across town or across country? Are you moving out of your parents house? Are you quitting your job too as part of the move? A loan description would help answer these basic questions.	Thanks for the question. I'm taking out the loan for several reasons, primarily for moving out of the house in Westchester County. I've been living in a really cramped room for over three years. The place is so small it doesn't have a closet. I also have my cat living in there too and at the moment he's not doing very well. I wanted him to live his last years comfortably. I'm also now in a good position in my life to go on my own. After searching for several weeks I finally found a place in Pelham Parkway in the Bronx, a really nice part of the borough. Hence I need a loan to pay for the apartment fees, which run up about $4000 dollars. That includes first month, last month, security deposit, and broker's fee. I also need the loan to consolidate the remaining credit card debt I have. That number stands at $3,700 dollars. I am officially done using credit cards, however I'm still looking to improve my score (currently Equifax= 776, Experian = 749, Transunion=726) since I read that if you don't use some type of credit then your score drops. Hence I'll take out this large amount. Also, when I began doing initial budgeting for living in an apartment (i.e. phone, electric, food, transportation, out of pocket medical fees) I realized that I'll be underfunded. I have several recurring bills that need to be paid that was easy to pay since the rent was so low. But now, with the high rent, I can't do it so easily. That's why I decided to take out this large amount. The $10,500 doesn't scare me as much since I'm months away from getting a promotion that pays me way more than what I get now. Any other questions please let me know. I hope I answered them.
What do you do for CBS Radio?	I work at WCBS-AM (recently number 1 station AND number 1 sales earner) as an Assistant Producer for the midday newscasts. I directly assist the Managing Editor who also functions as the midday producer. I collaborate with him on what we'll cover for the day. Throughout the day I'm taking in calls from reporters, evaluate news tips, set up live hits with special guests, and make sure reporter stories are error-free. I also fill in to write newscast when they managers need an extra writer.
Have a look at these two web sites they will help you save money and have the potential to make you money as well. www.energyhouse.joinambit.com www.energyhouse.whyambitworks.com	I looked at the website and I'm sorry I'm not interested. Thank you.
Would you please itemize your monthly expenses (please include rent on your new apt) so we are able to assess your ability to manage this loan. Thanks very much.	Thanks for the question. I came up with a budget a few months ago when I had first thought about moving out and finding a place with a monthly rent of $800.00 dollars. Here is the breakdown. II may have missed something but I feel this is as close to a budget as I'm going to get. formatted it to fit. Here it is. MONTHLY LIVING-ON-MY-OWN EXPENSES (All are priorities) Rent: $800.00 Phone:$95.00 Electric: $60.00 Personal Loan: $330.00 Student Loan I: $85.00 Student Loan II: $100.00 Veterinarian: $120.00 Laundry: $20.00 Transportation: $143.00 Food/Drink: $300.00 Entertainment (i.e. DVDs, New Clothes, Etc.): $250.00 Identity Guard: $15.00 Sharebuilder: $63.00 TOTAL: $2,384.00 Monthly Take-Home $2,693.34

Member Payment Dependent Notes Series 506086

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506086	$25,000	$25,000	10.99%	1.00%	May 4, 2010	May 3, 2013	May 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506086. Member loan 506086 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Syzygy 3, Inc.	Debt-to-income ratio:	14.48%
Length of employment:	6 years	Location:	bridgeport, CT

Home town:
Current & past employers:	Syzygy 3, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > I should also mention our total household income is signifcantly higher when my wife's salary is taken into account; I have only listed my income in the prospectus.

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,467.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Syzygy 3, Inc. and what do you do there?	Syzygy 3, Inc. is an NYC-based IT consulting firm, serving small- to mid-size enterprise clients (typically 250 employees and below) mostly in the greater NYC area, though we do have several clients in various other states as well. I am one of the 3 partner / owners of the firm, as well as its CTO.
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 2) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. After answered, I can then evaluate my investing $$$s in your loan. Thank You.	Sure, no problem. Balances to be consolidated: CC#1 - $13.5k@22.24%=$342mo CC#2 - $11.1k@16.99%=$273mo Other balances not to be consolidated: CC#3 - $2.8k@16.24%=$41mo CC#4 - $2.8k@16.24%=$41mo CC#5 - $2.5k@3.99%=$41mo CC#6 - $9.7k@2.99%=$174mo Monthly bills: 1st home mortgage - $1921mo 1st home prop taxes & insurance - $900mo 1st home utilities (inc. phone, cable, internet) - $600mo 2nd home mortgage, taxes, insurance - $1500mo 2nd home utilities - $200mo Total Household Gross Income: $21850mo

Member Payment Dependent Notes Series 506144

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506144	$5,000	$5,000	7.51%	1.00%	April 30, 2010	May 3, 2013	May 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506144. Member loan 506144 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,917 / month
Current employer:	Dunn Southeast, dba RJ Griffin&Co	Debt-to-income ratio:	5.10%
Length of employment:	5 years	Location:	Marietta, GA

Home town:
Current & past employers:	Dunn Southeast, dba RJ Griffin&Co
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/19/10 > I have excellent credit and need only a short term loan

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Dunn Southeast, dba RJ Griffin&Co and what do you do there?	Dunn Southeast, dba RJ Griffin&Co is a large Constrution company based out of Atlanta. Locally it is known as R.J. Griffin thus the dba (doing business as) Dunn Southeast is a wholly owned by J E Dunn Construction Group and is one of the largest General Contractors in the US. I am a Senior Project Manager/VP and run a group that builds Church and Private Schools. Our company is also one of the largest Healthcare construction company
Do you owe any mortgage on your house? Do you hold the deed/title to the house ***in your name***? Lastly, do you have a HELOC? Cheers!	I own my house in joint tenant with my wife. I do not have a mortgage. Nor do I have a home equity line of credit(HELOC)

Member Payment Dependent Notes Series 506203

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506203	$11,500	$11,500	14.96%	1.00%	April 30, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506203. Member loan 506203 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Law Offices of Mimi W. Fei	Debt-to-income ratio:	21.96%
Length of employment:	< 1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Law Offices of Mimi W. Fei
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	29
Revolving Credit Balance:	$1,587.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
ewhat is the nature of the debt you would pay off with this loan? (amt, interest rate)	Pay off my car insurance and pay off credit cards.

Member Payment Dependent Notes Series 506205

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506205	$2,000	$2,000	15.33%	1.00%	April 30, 2010	May 3, 2013	May 3, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506205. Member loan 506205 was requested on April 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,042 / month
Current employer:	Diamond Comic Distributors	Debt-to-income ratio:	14.35%
Length of employment:	1 year	Location:	Cockeysville, MD

Home town:
Current & past employers:	Diamond Comic Distributors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$478.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Diamond Comic Distributors and what do you do there?	Diamond Comic Distributors is the world's largest distributor of English-language comics and related pop culture merchandise. I am customer service account representative, handling nearly 200 accounts.

Member Payment Dependent Notes Series 506209

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506209	$9,500	$9,500	10.62%	1.00%	April 29, 2010	May 8, 2013	May 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506209. Member loan 506209 was requested on April 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,217 / month
Current employer:	Charleston Area CVB	Debt-to-income ratio:	16.75%
Length of employment:	9 years	Location:	CHARLESTON, SC

Home town:
Current & past employers:	Charleston Area CVB
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/24/10 > I will be using this loan to pay off a high-interest credit card. I should be considered a good borrower as I have a good credit rating and a stable income, which allows me to make on-time monthly payments.

A credit bureau reported the following information about this borrower member on April 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,235.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Charleston Area CVB and what do you do there?	The Charleston Area CVB is the Charleston Area Convention & Visitors Bureau. I am the Inquiry Service Manager and have been employed full-time there for just over 9 years.
Can you detail your position at CVB and what it is they do in Charleston? Given that this loan will take up about 10% of your income can you document an approximation of your monthly budget?	I am the Inquiry Service Manager for the Charleston Area CVB is the Charleston Area Convention & Visitors Bureau and have been employed full-time there for just over 9 years. Additionally, I do some side work for my sister's business, which gives me an additional $2400 per year. Recently, my credit card APR jumped to 29.99% and I am looking at a way to lower my interest rate vs. doing a balance transfer to another car. My monthly budget affords me to comfortably make a $300 - $350 payment, but that will still never make a dent in paying off my credit as long as I have a 29.99% interest rate. As I have no car payment (car is paid off), my only monthly costs come out to about $1,250 (not including my credit card payment).
What is your job/position? What debts you are consolidating (source, balance, APR and current monthly payment made)? What are your other $ monthly costs (mortgage/rent, car, utilities, and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answers to these 3 Qs....	I am the Inquiry Service Manager for the Charleston Area CVB is the Charleston Area Convention & Visitors Bureau and have been employed full-time there for just over 9 years. Additionally, I do some side work for my sister's business, which gives me an additional $2400 per year. Recently, my credit card APR jumped to 29.99% and I am looking at a way to lower my interest rate vs. doing a balance transfer to another car. My monthly budget affords me to comfortably make a $300 - $350 payment, but that will still never make a dent in paying off my credit as long as I have a 29.99% interest rate. As I have no car payment (car is paid off), my only monthly costs come out to about $1,250 (not including my credit card payment).
Congrats on joining LendingClub to fund your loan! In an effort to try to understand your financial situation a bit better and the reason for the loan, could you please respond to the following: Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? What is the current minimum monthly payment of the debt you will pay off with this loan? In the case of loss of income, what is your contingency plan to repay this loan? Are you having the payments for this loan automatically withdrawn from your bank account every month? Thanks and good luck with your loan!	Thank you for your interest in my loan! In regard to your questions, I am currently the sole wage earner in my household. In the event of loss of income from my current employer, I would work additional hours for my sister's business and would still have a stable source of income. For the debt I am looking to pay off (credit card) with this loan, I am currently paying a min. of $320/ month-- the result of a recent interest rate increase by the credit card company. If approved for this loan, my payments will be automatically withdrawn from my bank account each month.

Member Payment Dependent Notes Series 506264

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506264	$12,000	$12,000	7.88%	1.00%	May 3, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506264. Member loan 506264 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	aol	Debt-to-income ratio:	8.86%
Length of employment:	10+ years	Location:	HAYMARKET, VA

Home town:
Current & past employers:	aol
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	30
Revolving Credit Balance:	$1,410.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your role at AOL?	As an IT Technical Manager, I manage a globally based technology team that is responsible for the Enterprise Messaging infrastructure for AOL. My organization provides engineering and operational support for the E-mail, Mobile, Enterprise Fax, and Mail archiving needs of the company. I joined AOL in 1999, supporting the CompuServe organization in Columbus, OH, relocating to the AOL main campus in Dulles, VA in 2007 till present.
hi. good luck on your loan. if you would please, describe the purpose of the loan. what sort of home improvement project are you undertaking? also, would you please detail your monthly budget? lastly, if you would, please explain the delinquency on your credit report from 30 months ago. again, best of luck on your loan.	We recently purchased a house that was in foreclosure and will be replacing the carpet with hardwood floors, remodeling the lower level bathroom, and updating the front yard landscaping.
Could you please give your monthly mortgage payment, along with any other fixed monthly expenses? Thank you.	Hello, thank you for your interest in helping us. My mortgage is $2221. I have a car payment of $506 and a student loan that is $185.

Member Payment Dependent Notes Series 506420

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506420	$25,000	$25,000	10.62%	1.00%	April 30, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506420. Member loan 506420 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Henry Schein Dental	Debt-to-income ratio:	18.62%
Length of employment:	3 years	Location:	Ponte Vedra Beach, FL

Home town:
Current & past employers:	Henry Schein Dental
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/23/10 > I am trying to consolidate 4 lines of credit, and get rid of high interest rates. This will allow me to eventually become an Investor with Lending Club as well!! This is a wonderful service of People helping people.

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,859.00	Public Records On File:	0
Revolving Line Utilization:	17.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan description shows a revolving credit balance of about $16,000, and the loan request is for $25,000. Why?	Lendotron, Thank you for your interest in funding my loan. The credit bureau reported $16K in revolving credit, it is actually closer to $25K...I am trying to consolidate balances from 4 Credit Cards. I had some large expenses that I had to put on credit cards, Air Conditioner went out, my wife's company SEP Payment came due, and Expenses for my Son's college. Contact me with any addtional questions.
Please list the debts you are consolidating (source, balance, APR and current monthly payment made)? What are your other $ monthly costs (mortgage/rent, car, utilities, and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answers to these 2 Qs....	569427 Thanks for your interest in my loan...I am trying to consolidate 4 lines of credit. Bank of America Card $8533 Bank of America Card $5727 CapitalOne $9647 Chase $2150 I had some substantial expenses over the last few months, Air Conditioner/Heat Pump Failure $7500, Funding for wife's company SEP $6000, College Expenses due to the hit we took on our 529 - $9500. I have been working for the same company for 3 years, my wife owns her own business, for 15 years, our Gross income is over $100K. Our Mortgage is a 10 year note that we refinanced about 3 years ago, so about 7 years left, $1586. One car Payment $426. No Child Care, One Child in Catholic School $425 a month. All other Monthly expenses about $5000. I was exploring a personal loan or Home Equity Loan, but then a friend told me about Lending Club, he had a great experience and highly recommended it. Thank you and I look forward to someday being an investor in Lending Club as well.
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. Thank You.	Hi Member 608819, Thanks for your interest in my loan. Yes, please "see above"...I have been in the Medical industry as a sales rep for 3 years...I have grown my business substantially in that time. In addition, I also mentioned my wife has her own company, and together we bring in over $100K a year...That gives us about $8500 to pay expenses detailed in a prior post ($7434 monthly expenses, includes Mortgage, Car, etc) If I ever got into some real trouble, I do have resources in some stock, and I have a Rollover IRA, My wife has a SEP and a Roth, I have a Corporate 401K, but as you know, those are things you don't want to touch, unless it is a true emergency. Thank you for your interest, I would be glad to provide you with any other information. Randy
What is it you plan on using the requested funds for?	Hey ghettodrvr, Thanks for your interest in my loan. I am consolidating 4 lines of credit...Please see my prior posting on this. Thanks!
why is $6K needed for SEP contribution, shouldn't this come from the company?	Rkt888, Thanks for your interest in my loan...yes the money comes from our company to fund the SEP, but this last year we had to take larger distributions, due to the economy to keep up with expenses...hence I borrowed from one of personal line of credit to pay the SEP...It was based on building an asset and not frivolous spending.

Member Payment Dependent Notes Series 506442

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506442	$19,000	$19,000	10.62%	1.00%	April 30, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506442. Member loan 506442 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Buck Consultants	Debt-to-income ratio:	9.03%
Length of employment:	2 years	Location:	MONROE, NY

Home town:
Current & past employers:	Buck Consultants
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,096.00	Public Records On File:	0
Revolving Line Utilization:	39.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the debts you are consolidating (source, balance, APR and current monthly payment made)? What are your other $ monthly costs (mortgage/rent, car, utilities, and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs) as applicable? Thanks for your answers to these 2 Qs....	I am consolidating Citibank ($11,431.51 at 25.990% interest rate with a minimum monthly balance of $420) and Discover ($8,390.11 at 20.99% with a minimum monthly balance of $220). I pay $1,000 towards a mortgage and $600.00 in childcare per month, as well as about $160 in gas. (Those two bills come out of a separate checking account than the one I have set up to pay only my credit card bills.) I have an automatic payment to my checking account to cover my credit cards, but I want a way to get ahead of the minimum payments. Thank you for considering my loan.
I am interested in funding your loan but I have a question. Unless I misunderstand, this loan has a monthly payment of $618.64 and it is to pay off your two credit cards because you "want a way to get ahead of the [credit card's] minimum payments." The 2 credit card's monthly minimum payments add up to $640. Your Lending Club loan payment will be $618.64. How does saving $21.36/month really help you? Am I missing something? Thank you in advance.	Making a minimum payment at 22% isn't giving me a chance to get ahead (at a pace I feel comfortable with). Making a $618 payment at 10% will provide me a more consistent way to make a payment with a lower interest rate.
hi. Good luck on your loan. If you would, please tell me what Buck Consultants does, and what it is you do for them? Also, would you also please briefly indicate how it was you accumulated your debt? Last, I'm curious what your backup plan is, to repay the debt should your current source of income become unavailable. Many thanks in advance for you answers, and again, good luck!	Buck Consultants is a human resource consulting firm, and I work for them as a communication consultant. I have other resources I could reach out to, if necessary; however, these debts are my responsibility and something I feel I should take care of myself. I accumulated this debt during a period when I did not have work.
You said that you "accumulated this debt during a period when I did not have work." What is the reason that you were out of work? Why do you feel confidence you will not be unemployed again before this loan is paid off?	At that time, I worked for a small company with only five employees. There was no way they were able to withstand the fall in the economy. Now, I work for a leader in our industry and feel confident I will continue to provide valuable contributions. If not, I know that my experience with this company will make me even more marketable to other leaders in our industry and to company's who may need assistance from a individual contractor.

Member Payment Dependent Notes Series 506486

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506486	$15,000	$15,000	7.88%	1.00%	April 29, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506486. Member loan 506486 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Allstate Insurance	Debt-to-income ratio:	9.44%
Length of employment:	10+ years	Location:	Holt, MI

Home town:
Current & past employers:	Allstate Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,930.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Congrats on joining LendingClub to fund your loan! In an effort to try to understand your financial situation a bit better and the reason for the loan, could you please respond to the following: What are your responsibilities at Allstate Insurance? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? So we can understand how this loan payment will fit in to your budget, please give us an idea of your monthly bills. What are the balances, interest rates, and current minimum monthly payments of the debt you will pay off with this loan? Do you have a second mortgage or HELOC? If so, what is the balance and monthly payment? In the case of loss of income, what is your contingency plan to repay this loan? Are you having the payments for this loan automatically withdrawn from your bank account every month? Thanks and good luck with your loan!	Pip Litigation Adjuster. No, my spouse and myself, $170,000 combined. Monthly bill is a mortgage payment other than normal (heat, water, electric, etc.) bills. This loan covers the balances of o/s debt on credit cards, this is simply to combine them into one payment. Have other sources for repayment that I prefer to not utilize at this time. No second mortgage or HELOC. Yes, will be automatically withdrawn from bank account.
Hello, I see you want to pay off existing credit card debit -- have you done anything to ensure future debt does not acrue?	Yes, stop using all but maybe one credit card for emergencies. The one remaining card will be paid in full each month.

Member Payment Dependent Notes Series 506492

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506492	$4,750	$4,750	14.59%	1.00%	April 28, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506492. Member loan 506492 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Cvs/Caremark	Debt-to-income ratio:	11.92%
Length of employment:	3 years	Location:	hollywood, FL

Home town:
Current & past employers:	Cvs/Caremark
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > Starting a trucking company

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$937.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What type of transportation company are you planning to start? Rental, Long Haul, Short, etc. Are you planning to buy new trucks or simply rent them? What experience do you have in the trucking business working at CVS? Appreciate your answers, thank you.	I plan on starting a long haul trucking company with my father. He is a truck driver for a private company for the past 3 years. We want to buy our own truck which he will be driving. Thank you for your inquiry.

Member Payment Dependent Notes Series 506575

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506575	$12,000	$12,000	10.62%	1.00%	April 29, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506575. Member loan 506575 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,116 / month
Current employer:	Chase	Debt-to-income ratio:	23.04%
Length of employment:	1 year	Location:	GALION, OH

Home town:
Current & past employers:	Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > I am a recent college graduate doing IT support for Chase. I have worked for chase for a year and a half. Unfortunately, Chase has discontinued unsecured loans so I am looking for help.I am looking to pay off my credit card debt that I accumulated in college.

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,141.00	Public Records On File:	0
Revolving Line Utilization:	79.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	1) Credit Card $3,560.61 22.24% will be paid off 2) Credit Card $1,442.61 18.24% will be paid off 3) Credit Card $6,699.43 16.24% will be paid off
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) Payments amount currently made to Credit Cards that will be paid off? 2) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 3) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. Thank You.	1) The current minimum payments to all 3 cards total is $408. 2) I do not pay rent/mortgage, utilities, food, or childcare Insurance $84.02 Car $376.05 Phone/Internet $105.22 I have no other loans. This loan would pay off all of my credit cards. 3) I live with my mom, so I have very limited bills.
Congrats on joining LendingClub to fund your loan! In an effort to try to understand your financial situation a bit better and the reason for the loan, could you please respond to the following: What kind of IT support do you provide at Chase? In the case of loss of income, what is your contingency plan to repay this loan? Are you having the payments for this loan automatically withdrawn from your bank account every month? Thanks and good luck with your loan!	I provide phone support for the retail branches all across the US. Supporting all banking and teller hardware and software. My contingency plan would be my savings and 401k that I can draw from if needed. I am having the payments directly drawn from my checking account.

Member Payment Dependent Notes Series 506584

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506584	$25,000	$25,000	10.62%	1.00%	April 30, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506584. Member loan 506584 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,050 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	14.45%
Length of employment:	8 years	Location:	Erial, NJ

Home town:
Current & past employers:	Lockheed Martin
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > Had some major emergency repairs to my home and some debt to consolitdate. Have a high credit score and excellent payment history. Thanks for your support.

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1980	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$87,631.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at Lockheed Martin?	IT Services Manager for one of their larger lines of business
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	The repairs were placed on a credit card and the whole amount will go to payoff two credit cards which have APRs ranging from 13-18%.
Can you tell us about your other $ monthly costs (mortgage, car, utilities, and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs) as applicable? Thanks for your answer to this Q..	Mortgage 2,500. Utilities 400 Student Loan 300 Gym 60 401K 800 Car - Paid for
I'd like to help but have a couple questions first. Can you explain the high credit balance? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? These answers will definitely help lenders lend.	The high credit balance is decieving since it also includes a $50k credit line on one of my rental properties used to puchase an additional rental property. I have over $100K in equity in both properties and the rents easily make the payments on it. Only looking to consolidate personal credit card debt. Month Liabilites Mortgage 2,500. Utilities 400 Student Loan 300 Gym 60 401K 800 Car - Paid for Assets Real Estate $750K (Low estimate) 401K Balance $120k Emergancy Funds $12K
My question is simple. I hope it's an honest answer. Will you have any trouble paying back the loan?	I will have no problem at all. It actually will be a $500 a month savings from what I am paying now.

Member Payment Dependent Notes Series 506635

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506635	$25,000	$25,000	10.62%	1.00%	April 30, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506635. Member loan 506635 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,093 / month
Current employer:	U.S.Postal Service	Debt-to-income ratio:	19.36%
Length of employment:	10+ years	Location:	Middleburg, FL

Home town:
Current & past employers:	U.S.Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/20/10 > This loan will be used to??? Pay down some credit cards. I have been trying to get a mortgage on a home we own free and clear to pay off all our debt, but since we already have more than 4 mortgages, it is difficult to find a lender due to FHA guidelines. While we were in the process, my credit card companies started lowering my limits to where my balances were. This is artificially lowering my credit score. When one of the scores dropped below 720 the hard to get mtg was declined. I have not even made a late payment on any of my credit cards but I understand they are doing this to everyone now. So now I want to pay off, or down, the credit cards in order to get the mortgage. I could also use a hard money lender with the house as collateral, and the lender being the mtg holder, but they ask too high a rate, and my credit is good I shouldn't have to pay loan shark interest! I am very reliable and trustworthy, and my credit rating is important to me and my hobby (real estate). I have three homes that I own free and clear that I could have in another day and time, just gotten the equity out of, but banks aren't lending now! Help me beat the credit card companys at their own game !

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,461.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Citi $13400. Pay off. Just went from 0% to 29.9% for no reason. Home Depot Pay off. $ 2700. 29.99% After those, I'm planning to pay at least 1/2 off of the others to improve my credit score again. Starting with the next highest interest rate. Then my credit utilization will drop below 50%. Unless they lower the limits again. Want to get that mortgage.
Can you tell us about your other $ monthly costs (mortgages, car, utilities, and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs) as applicable? Thanks for your answer to this Q..	Sure. Mortgages 1420. 630., 579., 790., 252. car 450. ,car insurance about 300. electric 180-350 depending on the season, phone& internet 100, cell phones 100., cable 48. 13 credit cards totaling around 1200 mo (thats what I pay not the minimums) Food is about 400., no childcare. Plus there is another income I can't add in...... Thanks to all who are contributing !
i'm confused, how/why do you have 4 mortgages? are these rental properties?	Yes I have 6 rental properties.
well then please document the rent you receive against the mortgage so lenders can assess your cash flow!? this is obviously material info that should be volunteered, don't act like we're pulling teeth!?	That was quite snotty. I have answered all questions regarding income and bills including mortgages. Income varies depending on overtime and vacancies in the properties but I have given the most accurate information I can. Sorry if you feel it's like pulling teeth. And thanks to all who are investing in me.

Member Payment Dependent Notes Series 506673

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506673	$20,000	$20,000	13.11%	1.00%	April 30, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506673. Member loan 506673 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	XO COMMUNICATIONS	Debt-to-income ratio:	11.65%
Length of employment:	7 years	Location:	FREMONT, CA

Home town:
Current & past employers:	XO COMMUNICATIONS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$86,790.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	VISA $7000 APR 23% MASTER CARD $5000 APR 26% Thank you, ~s
Please itemize your large revolving debt. Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current monthly payment on each debt. Thank you.	Visa $5000 APR 23% MasterCard $7000 APR 26%
Please give details as to why you are borrowing this money. Additionally, I should feel confident that you will stand by your promise to pay it back.	Im borrowing to pay my high interest credit card. I have stable income but trying to clean my credit.
Your listing shows revolving debt balance of $86,790. You have identified two credit cards aggregating $12,000. What constitutes the $74,000 balance?	86k is probably include one my house payment also. The debt I like to pay is for my CC with high interest rate. Thx!
You have been asked by two potential investors how much you are currently paying each month on the cards you plan to pay off. Please answer.	It's vary from $400-500 a month and most of them go interest rate
What are your other $ monthly costs (mortgage/rent, car, utilities, and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answer to this Q..	mortgage $1600 car $500 utilites $300 other household expenses around $500 Thanks,
You are asking for a $20,000 loan to pay off $12,000 in credit card debt. What do you plan to do with the rest of the money?	For rest of the money I'll use to fix or buy things for the house. thank you
What is the total amount of debt that you have (not including the first mortgage on your home)? Thank you in advance.	Most of them are higher CC interest rates around 12-14K Thx!
Unless I missed something, your monthly living expenses plus the $ you pay towards your credit cards, equals roughly $7000. less than your monthly income. Where does the ~7K go each month? Did I miss something?	mortgage $1600 car $500 utilites $300 other household expenses around $500 and CC around $600-700 monthly depand how if I may minimum or extra. So I dont know where you getting $7000 each month. I make around $6000 per/month plus my wife help me out also. hope that answer to your questions Thank you, ~S.
you answered "mortgage $1600 car $500 utilites $300 other household expenses around $500 and CC around $600-700 monthly depand how if I may minimum or extra. So I dont know where you getting $7000 each month" to question about monthly expenses. Your answer adds up to $3,600 per month. Your gross income is reported as over 10,000 but you say you bring home 6,000. 6,000 - 3,600 = $2,400. What we are trying to find out is where this 2,400 per month of "excess" income is going?	Sometime I support my parents and plus I'm in sales and my commission every month is different. I think I give enought information what I make and how I spend. Plus you have to understand there's always unexpected things happen. Hope I answer your questions Thank you and have a great evening

Member Payment Dependent Notes Series 506758

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506758	$21,000	$21,000	16.45%	1.00%	April 29, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506758. Member loan 506758 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,467 / month
Current employer:	Verizon Communication	Debt-to-income ratio:	9.46%
Length of employment:	9 years	Location:	Keller, TX

Home town:
Current & past employers:	Verizon Communication
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,842.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view loan application providing Borrower Profile (Screen ID, Employer, Current Length of Employment, Gross Income pm, Home Ownership, Location, Debt-to-Income Ratio); a condensed Transunion Credit Report (line totals but not individual items, i.e., Revolving Credit Balance (RCB) total $ debt but not $ balance owed individual credit grantees- Amex, Home Depot, MC, Visa, et al); and borrower's narrative information. I am interested to help fund your $21,000 "OTHER" loan but have these FIVE questions: (1) Position (Job/Role) for employer Verizon Communications? (2) C R shows $7,842 RCB debt (95.60 pct usage credit lines). Payments paid per month on RCB debts are what $ amount? (Total $ actually PAID per month and NOT CC minimum $ payments DUE per month.) (4) RCB total debt $7,842; Loan is for $21,000; Extra $13,158 (less loan origination fee) is consolidating what specific debts? (4) Provide an accurate Loan Description and Purposes how loan is intended to do what for your benefit? ("Other" is too non-descriptive and tells lenders nothing useful.) (5) If borrower's required employment-income verification "Credit Review" process result is loan "Approved" for issue and loan 100 pct funds, L C issues 3-year term promissory that has NO prepayment penalty. Length of time you intend to maintain active loan before lenders receive the loan's final payment is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers FIVE questions. Member 505570 USMC-Retired-Lender 04.21.20 5:33 AM.	My job role is to splice fiber and copper cables for existing and new customers of Verizon. Total paid each month totals to about $800 dollars a month and this is to consolidate 5 credit cards. The interest on all of them is not allowing me to get ahead and by consolidating them is allowing me to pay only one payment which would be this loan if I am fully funded. The benefit that this would have for me is to stop paying so much interest a month and to finally get ahead. Learned a hard lesson at 32 years of age and have no one but myself to blame. This would also allow me to get my financial situation under control by only making one payment a month or more if I can. To be honest I would like to have the final payment made in 2 years so to answer your question it will most likely be 2 to 3 years. Thank you for asking and I intend on turning this situation around and getting on the right track to financial freedom.
Hi. A couple questions please. Your RCB is less than $8,000, yet you're asking for $21,000. Please tell us what this money will be used for and if there is any other debt that will not be paid off. Also, please tell us what you do for Verizon. Thanks in advance for your answers.	I actually have a total of 5 credit cards and owe the amount that I applied for. This loan is to help me save interest and to only make one payment rather than 5. I splice fiber and copper cables for new and existing businesses and residential customers of Verizon. Thanks.
Dear borrower, Your revolving credit balance shown is only $7842. If you have 5 credit card balances totaling 21k, they must not be under your name because your profile shows only $7842 revolving credit balance. Under whose name are these 5 credit cards? Thanks for any clarification. How secure would you say is your position at Verizon? If you were to lose your job, would you be able to make consistent payments on this loan for 3 years in duration? Do you have any savings, emergency funds, or backup plan in case of job loss. Satisfactory responses will encourage more people to fund your loan. Thanks,	I have been with Verizon for 10 years and have aquired skills that benefit me and the company. I also have a part time job at Ace Hardware. I am also attending college that Verizon is paying for and will have two degrees just in case anything did happen at Verizon for a backup plan. The revolving credit that you see is only under the one credit bureau that lending club uses and if you could see all three then you would see all credit cards. The only thing I have is a retirement plan through Verizon that I cannot touch for a long time. Trust me when I say this loan will be paid within the three years are I would not even chance such a thing. Thanks for asking and if you have anymore question please feel free to ask. Also If I was to lose my job then I would get a ISP and would then pay the loan if full but with the one degree that I have obtained and the other that I am finishing soon, finding a job will not be a issue for me.

Member Payment Dependent Notes Series 506767

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506767	$13,000	$13,000	13.48%	1.00%	April 29, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506767. Member loan 506767 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Butte County DESS	Debt-to-income ratio:	10.59%
Length of employment:	6 years	Location:	OROVILLE, CA

Home town:
Current & past employers:	Butte County DESS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > Last two debts other than my mortgage. Just would like to finish them off and get on with being one of the few debt free Americans out there. Cash only girl...:-) Borrower added on 04/21/10 > I have one credit card debt (Discover) and one personal loan through my credit union, both have higher interest rates than the one I am being offered through LendingClub. I am working on paying them both off as quickly as possible, and this seemed to be the best way. Borrower added on 04/26/10 > HELOC, I was asked if I had one with along with my mortgage and the answer is No. I do not, I wasn't sure what that was when I answered the question originally. My house is worth what I owe at this time, going up a little bit, but not much yet.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	45
Revolving Credit Balance:	$5,040.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How much are you currently paying each month on the debts you plan to pay off with this loan?	Currently my minimum payment on the credit card is $133 and I have been paying that or more on it, usually around $150 to $175. The loan from my credit union is $220.36/month and I usually just pay what is due.
Please provide a complete monthly budget so I can assess your ability to repay this loan. Please include ALL expenses (including food, transportation, clothing, medical, household items, etc.), not just monthly bills. Thank you.	$2200 et income $798 mortgage + insurance/tax for home $44.50 vehicle insurance $237 PG&E, H2O, Phone $23 garbage $75 gasoline + maintenance on vehicle (none owed on vehicle) $150 Food and HH essentials (toilet paper, etc...) $25 - 50 clothing $40 gym membership My insurance is paid through my work, so the $2200 is the net I receive after paying that. I have just changed my tax deduction (i used to take extra Fed tax out due to being single with no dependents and I was usually owing at the tax day now that I own my home, I find I don't need to do that any more. I am currently paying at minimum $353.36 to pay off my remaining debt, the payment on this loan would be about $430 according to Lendingclub. While this is an increase to what I am currently paying, it is an increase that would actually make progress. I have NEVER not paid a loan or credit card off.
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	I bought my home 1 year ago and I paid $99,000 for it, I now owe $97,000 but I am sorry, I do not know what a HELOC is. I will look into it and see if I can answer your question more thoroughly. Thank you, Amber
What is employer Butte Co DEES? A-N-D What is your position (Job/What you do) for employer?	Butte County Dept. of Employment and Social Services. We determine peoples eligibility for different Federal and State Social Service programs, Cash, Food Stamps and Medical (Medicaid). My employment there is as a Lead worker, I oversee 10 people and they manage the clients. I review their work, approve/deny and in conjunction with my supervisor deal with any personnel issues. I am what I like to call middle-middle management, but only to my friends :-)

Member Payment Dependent Notes Series 506768

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506768	$10,000	$10,000	15.70%	1.00%	April 29, 2010	May 6, 2013	May 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506768. Member loan 506768 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,065 / month
Current employer:	Arc Human Services	Debt-to-income ratio:	16.03%
Length of employment:	3 years	Location:	MORGAN, PA

Home town:
Current & past employers:	Arc Human Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > I have been given the opportunity of a lifetime. I have a Master's Degree and currently work as a Behavior Specialist Consultant. I work with the MH/MR population and have been given an opportunity to do some work on my own while I continue to provide services through my current employer. I would utilize this loan to get started.

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,008.00	Public Records On File:	0
Revolving Line Utilization:	82.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view loan application showing Borrower Profile (ID, Employer-Time Length, Gross Income pm, Home Ownership, Location, Debt-to-Income Ratio); condensed Transunion Credit Report (line totals but not individual items- Revolving Credit Balance (RCB) total $ debt but not $ balance owed each credit grantee- Amex, Home Depot, MC, Visa, etc); and- if provided- the borrower's narrative information. I am interested to help fund your $18,000 "OTHER" (Actually a Small Business) loan but first I have these FIVE questions: (1) Provide brief description employer ARC HR Services? (2) Position (Job/Role) is for employer? (3) C R shows $7,008 RCB debt (82.40 pct usage credit lines). Payments paid per month on RCB debts are what $ amount? (Total $ actually PAID per month and NOT the CC minimum $ payments DUE per month.) (4) RCB debt $7,008; Loan is $18,000; Extra $11,000 (less loan origination fee) will be spent for what intended specific purposes? (5) If the borrower's later required employment-income verification "Credit Review" process result is loan "Approved" for issue and loan 100 pct funds, L C issues 3-year term promissory that has NO prepayment penalty. Length of time you intendloan to remain active before lenders receive final payment is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers FIVE questions. Member 505570 USMC-Retired-Lender 04.23.10 6:13 AM.	1.) Arc Human Services is a non-profit organization that provides behavioral, independent support and home health aide services to people with mental health and/or mental retardation diagnosis. 2.) Currently I am a Behavior Specialist Consultant, my role is to design and direct the implementation of a behavior modification intervention plan which is individualized to a child and/or adult with special needs and to their family needs. I identify behavioral goals and intervention techniques, and recommend non-aversive behavioral change methods. I love my position and the agency that I work for. I have a wonderful relationship with my consumers and would not leave them. The independent work I will be doing is not with this agency. 3.) Most of my bills are low around $25. The total monthly debt for thos bills are less than $500. 4.) The money is needed to begin an independent business which has been a dream of mine for 24 years. I have the bulk of what is needed but I am comine up shy by the amount requested. 5.) I wish I had a crystal ball and could determine how prosperous my business endeavors will be, I would love to pay the loan off early, currenlty I pay all bills that I can at double the asked amount. I just cannot answer for sure. Sorry
Excuse me, Earlier I may have referred to loan as $18,000; correct amount is $10,000. My error. Member 505570 USMC-Retired-Lender 04.23.2010 @ 06:15 AM ET	I understand, it is o.k.
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) A description of what the fully funded loan will be used for. 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. Thank You.	1.) see above 2.) see above 3.) see above 4.) If I would lose my job, I would cash in on my retirement plan to pay my bills.
Thanks for reply; No questions; FYI: After Home Office < $1 trial deposit verifies borrower bank account loan next step is Employment-Income Verification Credit Review. Verification income is independent verification employment and vice verse. Home Office Credit Review Team will contact you and specify income documents to submit- 2 recent pay stubs, or latest IRS 1040, or IRS Form T4506 Request for Income Data. After Credit Review completed application all lenders view then reflects status "Approved" that benefits borrower because: (1) Loan attracts lenders "Fence Sitting" until the requirement has been completed before they commit their $. (2) After is completed, funding pace quickens. (3) After loan 100 pct funds net $ can be deposited quickly into bank account. The Credit Review should be considered PROACTIVE and borrower initiated. CREDIT REVIEW BEST COMPLETED DURING LOANS FUNDING. WAITING UNTIL LISTING AT VERY END CREATES MULTIPLE DELAYS. Information benefits 1ST-time L C borrower. Lender 505570 US Marine Corps-Retired-Lender 04.23.2010 @ 08:41 AM ET.	Thank you USMC-Retired, I just checked and the trial deposit will post today. I will follow through immediately. You are a wealth of information and support. Thank you again.
Thanks for reply. Concerning answer to my Question Number 5; I will assume loan's term length to be between 18-24 months before lenders receive final payment. That time-frame is OK with this lender. I always try to avoid borrowers who want small loans ($10K and less) but intend to repay the loan in an ultra-short time period, i.e. 3 to 6 months or in less than 1 year. That creates too frequent "churning" of my investment in loans. Member 505570 USMC-Retired-Lender 04.23.2010 08:47 AM ET	I understand.
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	Hello. I bought my home 3 years ago. Paid $80,000.00. Now owe $70,000.00. I completely renovated the home, appraisal is at $100,000.00. Thank you for your consideration.

Member Payment Dependent Notes Series 506769

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506769	$8,700	$8,700	7.88%	1.00%	April 28, 2010	May 4, 2013	May 4, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506769. Member loan 506769 was requested on April 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Hanger Prosthetics and Orthotics	Debt-to-income ratio:	6.35%
Length of employment:	4 years	Location:	new york, NY

Home town:
Current & past employers:	Hanger Prosthetics and Orthotics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > Consolidating my credit cards to a lower interest rate.

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,702.00	Public Records On File:	0
Revolving Line Utilization:	46.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Loan Description please?	I am consolidating my credit cards at a much lower rate in order to free up more cash to build up my savings.
Congrats on joining LendingClub to fund your loan! In an effort to try to understand your financial situation a bit better and the reason for the loan, could you please respond to the following: What are your responsibilities at Hanger Prosthetics and Orthotics? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? So we can understand how this loan payment will fit in to your budget, please give us an idea of your monthly bills. What are the balances, interest rates, and current minimum monthly payments of the debt you will pay off with this loan? In the case of loss of income, what is your contingency plan to repay this loan? Are you having the payments for this loan automatically withdrawn from your bank account every month? Thanks and good luck with your loan!	Thanks for your questions! 1. I am the practice manager at Hanger P&O, and I also fit prosthetic limbs. 2. I am the sole wage earner as I am single. 3. My monthly bills consist of rent, cell phone, groceries, and my sister's car note (which ends in June of this year). 4. I have a savings acct which can support me through any "emergencies." 5. The loan payments will be withdrawn directly from my bank account.
Have a look at these two web sites they will help you save money and have the potential to make you money as well. www.energyhouse.joinambit.com www.energyhouse.whyambitworks.com	Thanks. I'll have to look into those sites.

Member Payment Dependent Notes Series 506788

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506788	$10,000	$10,000	10.99%	1.00%	April 28, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506788. Member loan 506788 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Central Arizona Water Conservation Distr	Debt-to-income ratio:	12.63%
Length of employment:	9 years	Location:	PHOENIX, AZ

Home town:
Current & past employers:	Central Arizona Water Conservation Distr
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > I have a state government job I have been in for 9 years. I'm using this money to pay off higher interest credit cards.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,959.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 506819

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506819	$15,000	$15,000	7.88%	1.00%	April 30, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506819. Member loan 506819 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,375 / month
Current employer:	Donna Angotti MD	Debt-to-income ratio:	0.53%
Length of employment:	9 years	Location:	AMBLER, PA

Home town:
Current & past employers:	Donna Angotti MD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$916.00	Public Records On File:	0
Revolving Line Utilization:	7.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Donna Angotti MD?	medical assistant
Hello. If you are Donna Angotti, isn't $3,375 a little low for your monthly salary? Can you afford the monthly payments on this loan? What is the purpose of the loan? Your answers are appreciated. Wishing you the best.	I am not Donna Angotti, I work for her as a medical assistant. The purpose of the loan is to pay some credit card debt and debt to friends, car repair and some vacation. Yes, I will be able to make the monthly payments. I pay very low rent and have few other bills.

Member Payment Dependent Notes Series 506856

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506856	$10,750	$10,750	13.11%	1.00%	April 28, 2010	May 6, 2013	May 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506856. Member loan 506856 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Select Ride	Debt-to-income ratio:	14.02%
Length of employment:	10+ years	Location:	ann arbor, MI

Home town:
Current & past employers:	Select Ride
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Am trying to pay off high interest credit card accounts that I've shredded.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	67
Revolving Credit Balance:	$11,525.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Bank of America CC - paid off - 24.99%APR Target CC - paid down - 24.99%APR
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. Thank You.	My goal is to pay off and/or down as much high interest credit card debt as I can. I'm currently able to make the minimum monthly payments with little effort, however, at that rate it'll take more than 15yrs to pay off my debt. Monthly Expenses mortgage - $900 utilities (electricity, gas, water, internet) - $400 Cable - $150 Food - $600 Target CC - $400 BoA CC - $200 Boat - $300 MIsc - $150 Monthy Income - $2900
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	I first purchased my home on '98. I took out a refi 5yrs ago for 215K. I think I currently owe somewhere around 210K. There is only one mortgage on my home and I don't have a HELOC.

Member Payment Dependent Notes Series 506898

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506898	$11,000	$11,000	15.33%	1.00%	April 29, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506898. Member loan 506898 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	DOD US. ARMY CIVILIAN	Debt-to-income ratio:	24.95%
Length of employment:	10+ years	Location:	Temecula, CA

Home town:
Current & past employers:	DOD US. ARMY CIVILIAN
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	2
Revolving Credit Balance:	$6,067.00	Public Records On File:	1
Revolving Line Utilization:	96.30%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you address the following: 1. Recent delinquency 2. Public Record 3. You are asking for a $11,000 loan but your credit bureau reported balances is only ~$6,000. What is the rest of the loan for?	Pay off 2,000 left on Harley Davidson and pay off 2,000 for a GE Money Bank card.
Since there is no information in "loan description" section, do you mind disclosing what you do for the DOD, what type of debt you have to repay and the rates you are currently paying?	I'm a mobile Equipment Repairer / operator for the Military. Also I am in the Army Reserves. The rates for Kay Jewlers 22.90% with a total balance of 6086.72 and the Harley Davidson rate is around 22% and the pay off is 1928.43. And the GE Money card rate is 9.00% and the pay off is 2158.42. My total monthly minumum payments for all 3 is 768.39.
why are you requesting $11k? looks like your revolving debt is only $6k	Because I have 2 more bills I wish to pay off including GE Money Bank which is 2158.42 and Harley Davidson which is 1928.43. With all bills combined with minimum payment a month I am paying 768.39.
Why do you want to borrow $11,000 if your revolving debt balances are only $6000?	Because I also would like to pay off a GE Money Bank Card which is 2158.42 and a Harley Davidson Balance of 1928.43. With all 3 payments a month, I am paying 768.39.

Member Payment Dependent Notes Series 506920

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506920	$8,800	$8,800	7.51%	1.00%	April 28, 2010	May 7, 2013	May 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506920. Member loan 506920 was requested on April 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Lehigh Magnetic Imaging	Debt-to-income ratio:	20.73%
Length of employment:	5 years	Location:	WALNUTPORT, PA

Home town:
Current & past employers:	Lehigh Magnetic Imaging
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/23/10 > Money to be used to payoff bills from medical leave that I had to take this year. Borrower added on 04/25/10 > I am a good borrower due to the fact that I have a very stable job as an MRI Technologist with a company that has been in business for over 20 years. I have never defaulted on loans and pride myself in having excellent credit.

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$306.00	Public Records On File:	0
Revolving Line Utilization:	18.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the current rate and amount owed on the bills you wish to consolidate?	The credit card that I had to use to pay bills while off of work has a 13.75% interest rate.
Good afternoon. What are your monthly payments on your mortgage and other debt you'll have outstanding after this loan? Thank you.	My mortgage is split evenly between my partner and I. I pay 1,014.35 a month for mortgage. My only other payment will be the lease on my car for 495.00. All other payments are utilities etc.

Member Payment Dependent Notes Series 506962

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506962	$7,000	$7,000	9.88%	1.00%	April 28, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506962. Member loan 506962 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:		Debt-to-income ratio:	12.99%
Length of employment:	n/a	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > PUT IN A NEW SIDEWALK IN FRONT OF MY HOME Borrower added on 04/21/10 > PUT IN A NEW SIDEWALK IN FRONT OF MY HOME Borrower added on 04/22/10 > ALSO HAVE PAVERS PLACED ON FRONT LAWN

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	27
Revolving Credit Balance:	$7,452.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Have a look at these two web sites they will help you save money and have the potential to make you money as well. www.energyhouse.joinambit.com www.energyhouse.whyambitworks.com	No, I have not looked at the web sites but I will.
How much is your mortgage and what is the balance owed? What year did you purchase the house and what did you pay? thanks.	MY BALANCE ON MY MORTGAGE IS 205,000 , ORIGINAL LOAN WAS 417.000. i PURCHASED THE HOME IN 1978 AND HAVE LIVED HERE SINCE MARCH 31, 1978. I ORIGANLLY PURCHASSED THE HOME FOR 77,000 IT IS A 2 FAMILY HOME 6 OVER 6 WITH MY SISTER-IN-LAW LIVING UPSTAIRS SHE HAS ALSO LIVED HERE SINCE MARCH 31, 1978
Whagt is your employment situation?	I M CURRENTLY THE OWNER OF A PRIVATE INVESTIGATION COMPANY HAVE OWNED IT SINCE I RETIRED FROM THE NYPD AS A DETECTIVE IN 1982. I ALSO COLLECT THREE PENSIONS, ONE FROM THE NYPD, ONE FROM THE VETERANS ADMINISTRATION AND ALSO SOCIAL SECURITY.

Member Payment Dependent Notes Series 506991

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506991	$8,000	$8,000	15.33%	1.00%	April 30, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 506991. Member loan 506991 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	lawnwood regional medical center	Debt-to-income ratio:	7.76%
Length of employment:	3 years	Location:	PORT SAINT LUCIE, FL

Home town:
Current & past employers:	lawnwood regional medical center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	36
Revolving Credit Balance:	$5,155.00	Public Records On File:	0
Revolving Line Utilization:	70.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view loan applications showing Borrower Profile (ID, Employer-Length of Time, Gross Income pm, Home Ownership, Location, Debt-to-Income Ratio); condensed Transunion Credit Report (line totals but not individual items- Revolving Credit Balance (RCB) total $ debt but not $ balance owed each credit grantee- Amex, Home Depot, MC, Visa, etc); and- if provided- the borrower's narrative information. I am interested to help fund your $8,000 DC loan but first I have these FOUR questions: (1) Position (Job/Role) is for employer Lawndale Regional Medical Center? (2) C R shows $5,155 RCB debt (70.60 pct usage credit lines). Payments paid per month on RCB debts are what $ amount? (Total $ actually PAID per month and NOT CC minimum $ payments DUE per month.) (3) RCB debt $5,155; Loan is $8,000; Extra $2,845 (less origination fee) consolidating what specific debts? (4) If the borrower's required employment-income verification "Credit Review" result is loan "Approved" for issue and later 100 pct funds, L C issues 3-year term note that has NO prepayment penalty. Length of time you intend loan to remain active before lenders receive final payment is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers all FOUR questions. Member 505570 USMC-RETIRED 04.27.20 8:475 AM.	My position at Lawnwood Regional Medical Center is a radioloical technologist. The payments i make each month equal to around 260. I have 3 debts 2 of them are credit cards for the amount of 5,155. And the last debt is a student loan for 13,000. That i will be putting the extra money towards. Not consolidating that one because the interest rate is low. I hope to pay back before the 3 years so my answer to that would be 2 to 3 years.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	citi bank 1048 monthly payment due is 30 capitalone 3892 monthly payment due is 100 rest of money to go towards my student loans
What is lawnwood regional medical center and what do you do there?	Lawnwood Regional medical center is a hospital and I'm an radiological technologist
Please enter a description for this loan. Since this is for debt consolidation, please list *ALL* the lines you plan to consolidate, their balances, and the APRs for each. In addition, please list all your monthly expenses and show how you plan to afford the $273.63 each month. Could you also shed some light on your delinquency 3 years ago? These questions will help instill investor confidence in your ability and desire to pay back the loan.	capitalone 13068 apr is 17.9 citibank 1048 apr is 23.99 other expenses included a monthly payment for a student loan which is 168 a month rent of 500 a month and an electric bill of 100 a month insurance of 92 a month i make at least 2000 a month what happen 3 years ago was i was a student in school and had a bad couple of months. now i'm working in my field and am able to afford things better
Thanks for reply; No questions. FYI: After Home Office < $1 trial deposit verifies the borrower bank account your loans next step is the required Employment-Income Verification a/k/a Credit Review. Verification income is independent verification employment and vice verse. The Home Office Credit Review Team will contact you and specify what documents to submit- 2 recent employer pay stubs, or IRS 1040, or, if self-employed or small business seeking funding, IRS T4506 Request for Copy Income Tax Return. After Credit Review is completed, application that all lenders view then reflects loan status as "Approved" for later issue. That status benefits the borrower because: (1) The loan will attract lenders "Fence Sitting" until the required was completed before they commit their $. (2) After completed, the funding pace quickens. (3) After loan 100 pct funded, net $ can be deposited quickly into bank account. The Credit Review THE "KEY" ingredient to every borrower's loan being successfully funded. The Credit Review considered PROACTIVE and can be completed quickly if it is borrower initiated. BEST IF CREDIT REVIEW COMPLETED DURING LOANS FUNDING. WAITING UNTIL LISTING AT END CREATES CHAIN-DELAYS. Information benefits a 1ST-time L C borrower. Lender 505570 US Marine Corps-RETIRED 04.27.2010 @ 5:11 PM ET.	thank you
Do I understand correctly that you are going to pay off two credit cards totaling about $5,155, on which you are currently paying only the minimum required payments totaling $130 per month, and use the remainder of the loan proceeds to pay down your student loans, which presently total about $13,000, and with respect to which you will continue to have a $168 loan payment each month? How much money do you currently save each month?	well to answer your question no I do not only make minimum payments each month. there are times where I double the payments. I save maybe around 200 dollars a month. alot of my money goes to my student loans. i would like to pay off the credit cards due to the high apr.
Could you please contact LC to expedite the process of verifying your income? You will receive many more lenders! Also, what is your time-line for repaying this loan? Thanks!	sure can. i'm hoping to pay back within 2 to 3 years.

Member Payment Dependent Notes Series 507005

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507005	$14,000	$14,000	9.88%	1.00%	April 29, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507005. Member loan 507005 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	MIT	Debt-to-income ratio:	15.00%
Length of employment:	< 1 year	Location:	Somerville, MA

Home town:
Current & past employers:	MIT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > Covering moving expenses, getting set up and paying off a medical bill. My new salary will easily allow me to pay this loan off in 3 years, I just need help getting started and to avoid high interest payments on my credit cards for these expenses. Thank you!

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,502.00	Public Records On File:	0
Revolving Line Utilization:	18.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Just to be clear -- you're starting postdoc work at MIT? What field?	I'm in spectroscopy. Thanks for your question!

Member Payment Dependent Notes Series 507006

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507006	$9,250	$9,250	11.36%	1.00%	April 29, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507006. Member loan 507006 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	US Navy	Debt-to-income ratio:	16.07%
Length of employment:	10+ years	Location:	Goose Creek, SC

Home town:
Current & past employers:	US Navy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/23/10 > I plan to use this loan to pay off a high interest credit card balance with the goal of paying off all credit cards in two years. I am in the military and my job is extremely stable.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	30
Revolving Credit Balance:	$65,451.00	Public Records On File:	0
Revolving Line Utilization:	64.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
USN Shipmate: (1) If military current Rank is? If civilian, GS Rating is what? (2) If military, current Pay Grade is what? (3) If military enlisted, Expiration Current Contract Date (ECCD) is when? (4) Length of Employmnet shows 10 plus years. Future intentions are to: Extend? Reenlist? Serve minimum 20 years? Or what? Thanks for your ansers to all FOUR questions. Semper Fi, Member 505570 USMC-Retired-Lender 04.22.2010 @ 05:57 AM ET	(1) Chief Petty Officer (2) E7 (3) Current EAOS(ECCD) is May 2012 (4) Intend to retire after at least 20 years of service. Will reenlist after I get my next orders in roughly May 2011.
Please itemize your large revolving debt, which is listed as $65,451.	$35.000 Home Equity Line of Credit (Currently at 2% APR) $19,000 Discover Card (I was relocated for work in 2008. I could not sell my house in the previous location and currently rent it out. This is from several months of mortgage payments with no renter and moving expenses for relocation.) $7000 USAA MasterCard $3000 Navy Federal Visa I am currently paying about $2000 on my debt each month to pay all credit cards off within two years.
What is your current mortgage balance? Where is the home located (town, state). What year did you purchase the house and what did you pay? Thanks. I'm retired Army.	Currently own two homes: 1)Jacksonville, FL Bought in 2005 for $225,000 currently owe $190,000 (Currently rented, covers P&I) 2) Charleston, SC Bought in 2008 for $130,000 currently owe $110,000

Member Payment Dependent Notes Series 507012

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507012	$10,000	$10,000	10.62%	1.00%	April 28, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507012. Member loan 507012 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Safebit Solutions Inc	Debt-to-income ratio:	15.63%
Length of employment:	4 years	Location:	WEBSTER, TX

Home town:
Current & past employers:	Safebit Solutions Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Planning to buy a used bay boat from a good friend of mine. I payed him $4,000 and want to get a loan for the remaining $10,000 I'm in the IT field and have a good job history. I have been with my current company for 4 years working with Oil and Gas clients. Borrower added on 04/22/10 > Yes, the monies will be auto drafted from my account. I work as a network administrator for a consulting company that provides IT services to clients in the Oil and Gas industry. I setup and maintain computer networks. I have 4 years of solid experience as well as a degree in computer information systems at the University of Houston. I am a single male with no children. I have 8k in liquid money in a online savings account. With my experience I should not have an issue finding another job if it came down to that. I am actually going to be sharing the boat with 3 other friends that have agreed to split the cost 3 ways. They will be paying me in cash for their side each month. If for some reason they do not follow through I will pay the loan off with my liquid money. If you have any more questions please ask away!

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,129.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Congrats on joining LendingClub to fund your loan! In an effort to try to understand your financial situation a bit better and the reason for the loan, could you please respond to the following: What are your responsibilities as an IT person? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? So we can understand how this loan payment will fit in to your budget, please give us an idea of your monthly bills. In the case of loss of income, what is your contingency plan to repay this loan? Are you having the payments for this loan automatically withdrawn from your bank account every month? Thanks and good luck with your loan!	Yes, the monies will be auto drafted from my account. I work as a network administrator for a consulting company that provides IT services to clients in the Oil and Gas industry. I setup and maintain computer networks. I have 4 years of solid experience as well as a degree in computer information systems at the University of Houston. I am a single male with no children. I have 8k in liquid money in a online savings account. With my experience I should not have an issue finding another job if it came down to that. I am actually going to be sharing the boat with 3 other friends that have agreed to split the cost 3 ways. They will be paying me in cash for their side each month. If for some reason they do not follow through I will pay the loan off with my liquid money. If you have any more questions please ask away!
Thank you for the response. Just need to find out your monthly bills.	Here is my monthly bills. Rent $1,116.00 Water & other charges for apartment $40.00 GEXA Energy $100.00 (Average) Geico Car Insurance (2 cars) $157.25 AT&T Cell Phone $104.93 Infiniti FX35 Payment $502.44 Verizon FiOS Internet $38.39 24 Hour Fitness Membership $32.46 Food Budget/Dining Out/Supplements $300.00 Car Gasoline $200.00 (Average) Money from Chris(Roommates Rent) $628.00 Expense total $2,826.47 Bring home after taxes $3,256.00 Money left in Chase account $1,292.53
Who's name will be on the boat/trailer's title?	The boat title will be in my name since I am pulling out the loan.

Member Payment Dependent Notes Series 507020

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507020	$10,000	$10,000	13.48%	1.00%	April 28, 2010	May 6, 2013	May 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507020. Member loan 507020 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,383 / month
Current employer:	Ziff Davis Media	Debt-to-income ratio:	6.09%
Length of employment:	3 years	Location:	ASTORIA, NY

Home town:
Current & past employers:	Ziff Davis Media
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Debt Consolidation of 8 high interest credit lines, can easily afford one lump sum payment per month. I am a full-time employee making more than enough money to cover a loan of this size. Borrower added on 04/22/10 > Adding to my prior description, this loan is strictly for debt consolidation of a number of credit cards that had their APR's raised before federal regulation. I am a good borrower because I do not miss payments, and generally pay for more than my minimums. My monthly budget far exceeds the monthly payment that would be required of this loan, and would allow for payments over just the minimum required. I have an extremely stable, full-time job at a major media company that runs one of the world's most visited tech sites.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	41
Revolving Credit Balance:	$8,953.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Debts to be Consolidated: 1) Chase Credit - $3194, 29.99% APR 2) Chase Credit - $472, 31.99% APR 3) Discover Credit - $1393, 19.99% APR 4) HSBC Credit - $2432, 14.99% APR 5) HP Shopping Credit - $1774, 17.65% APR 6) Capital One Credit - $452, 25.90% APR Other Debts: 1) Best Buy Credit - $1055, 24.24% APR 2) Shell Credit - $147, 21.80% APR 3) Target Credit - $180, 25.24% APR 4) Macy's Credit - $129, 24.50% APR
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your job description? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. Thank You.	I) I am a Web Producer with a well known publishing company. II) Please see the following information regarding debts: Debts to be Consolidated: 1) Chase Credit - $3194, 29.99% APR 2) Chase Credit - $472, 31.99% APR 3) Discover Credit - $1393, 19.99% APR 4) HSBC Credit - $2432, 14.99% APR 5) HP Shopping Credit - $1774, 17.65% APR 6) Capital One Credit - $452, 25.90% APR Other Debts: 1) Best Buy Credit - $1055, 24.24% APR 2) Shell Credit - $147, 21.80% APR 3) Target Credit - $180, 25.24% APR 4) Macy's Credit - $129, 24.50% APR III) I'm not comfortable sharing my detailed monthly budget. I will say I have more than ample room in my budget to make the payments required, if not more than the actual monthly minimum. IV) I have more then enough family and friends who could help in the event that I lost my job and was unable to make the required monthly minimum payments.
10 Credit cards What do you intend to do after they are paid off?	I may close a few, but keep a few open to help my credit score.

Member Payment Dependent Notes Series 507097

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507097	$22,000	$22,000	10.62%	1.00%	April 30, 2010	May 6, 2013	May 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507097. Member loan 507097 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Sony Electronics	Debt-to-income ratio:	15.92%
Length of employment:	5 years	Location:	Portland , OR

Home town:
Current & past employers:	Sony Electronics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > consolidation loan. A+ credit, never missed a payment.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,671.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	8K@16%=$150mo, 2K@13%=$60mo, 7k@14.6%=$150mo and 5K@9%=$150 All of the above debt will be paid off and rolled into the one lump payment. I have a car payment that will not be paid off, as it is at a fantastic rate of less than 4%. I have no trouble meeting any of these payments, as I am in a two income household, with no children. Our combined household income is $148,000/year.
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your job description at Sony Electronics? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. Thank You.	see above.. in addition.. I have been a sales manager for Sony for almost 6 years. I am in a two income household, with no children. My wife has worked for a wealth management firm for almost 5 years We have been together almost 11 years. We have a combined household income of $143,000. We both contribute 7% to our fully vested 401K's, Together we have saved almost 73K in our 401Ks. In the unlikely event of job loss, we both would have family assistance to help us. After budgeting rent, one car payment(we only have one car payment), food, insurance, utilities, credit card payments and this Loan request, we would still have over $2100/mo in disposable income.
Please list the debts you are consolidating (source, balance, APR and current monthly payment made)? What are your other $ monthly costs (mortgage/rent, car, utilities, and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answers to these 2 Qs....	see above.. in addition.. I have been a sales manager for Sony for almost 6 years. I am in a two income household, with no children. My wife has worked for a wealth management firm for almost 5 years We have been together almost 11 years. We have a combined household income of $143,000. We both contribute 7% to our fully vested 401K's, Together we have saved almost 73K in our 401Ks. In the unlikely event of job loss, we both would have family assistance to help us. After budgeting rent, one car payment(we only have one car payment), food, insurance, utilities, credit card payments and this Loan request, we would still have over $2100/mo in disposable income.

Member Payment Dependent Notes Series 507110

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507110	$12,000	$12,000	13.48%	1.00%	April 29, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507110. Member loan 507110 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	David A. Axerlrod & Associates	Debt-to-income ratio:	16.17%
Length of employment:	7 years	Location:	Wilmette, IL

Home town:
Current & past employers:	David A. Axerlrod & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > Lenders: I have been practicing law for 25 years. I am the second most senior partner in a successful law firm and, with a low six figure income, present no real risk of default. I like this loan as an opportunitiy to refinance some higher interest credit cards and, possibly, make a small invested. Borrower added on 04/24/10 > Although I have not been asked for anything along these lines, I wanted to add this commonly requested information: I plan to pay off: Citi loan, $2,600 @ 22% Citi personal line, $1,000 @ 20% Macy's, $700, @ 22% GE Capitol, $800 @ 22% Citi Gold credit card, $5,000-7,000 @ scheduled increase to 18% I had considered the possibility of making a small investment, but I have decided against it. Although I can only verify $120,000 annual based on W-2 and "automatic" bonus, because of the nature of my business bonus income is very substantial. Last year's bonus and origination share was over $105,000.00. I utilize bonuses to repay credit card debt. Over the course of the year we use the cards and pay off at least a substantial part of them. So, while credit line utilization is higher now than I would like, by December 31 it will be much lower. The $400 monthly payment is not significant to us. (Also, it "nets out" of payoffs at well less than $200.) Our household income (including the bonus) is about $280,000. Mortgage is $2,900.00. Total ST unsecured, less than $2,000. Two cars, $300.00 each. Public schools. Biggest other expense is probably groceries. We don't live extravagantly.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	18
Revolving Credit Balance:	$49,789.00	Public Records On File:	0
Revolving Line Utilization:	96.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Have a look at these two web sites they will help you save money and have the potential to make you money as well. www.energyhouse.joinambit.com www.energyhouse.whyambitworks.com	Thank you for your referral to ambit. I will pass it on to my building management.
Since this is a debt refinancing loan, please list *each* of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	The following loans will be paid off: Citi credit card (18%) $9,000 balance Citi personal loan (22%) 2,600 balance (Note, this is a slight change from the payoff plan I noted in my statement above.) Debt not paid off (unsecured) Citi credit card (6.75%) $20,000 balance Citi credit card (13%) 19,000 balance Macy's (revolving 22%) $700 GE capital (PayPal) (22%) $800 Citi overdraft (22%) $1000 Secured: Auto loan (6.5%) $10,000 ($300/mo) Auto loan (7%) $14,000 ($300/mo)
your income is so high, expenses seem reasonable, could you tell us why you have so much credit card debt?	Ongoing expenses in the high five figure range relating to a family member's disability account for the fluctuating balances, which are at a high ebb at this moment. Respectfully, I prefer not to go into more detail as these are personal matters and this is a public forum through which, due to disclosure of my employer, I can be easily identified.

Member Payment Dependent Notes Series 507124

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507124	$5,000	$5,000	10.62%	1.00%	April 30, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507124. Member loan 507124 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Cardiovascular Group	Debt-to-income ratio:	24.86%
Length of employment:	3 years	Location:	STONE MOUNTAIN, GA

Home town:
Current & past employers:	Cardiovascular Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,360.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to use the loan for?	To pay off some credit cards, get my car fixed, and pay for 2 trips.
What is Cardiovascular Group and what do you do there?	Its a cardiology practice. Im a medical assistant.

Member Payment Dependent Notes Series 507138

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507138	$15,000	$15,000	12.73%	1.00%	April 30, 2010	May 6, 2013	May 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507138. Member loan 507138 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	Moxie Systems Inc.	Debt-to-income ratio:	15.19%
Length of employment:	2 years	Location:	STAMFORD, CT

Home town:
Current & past employers:	Moxie Systems Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Hello All, I am a married man living with my wife and 18 month old son. I have a stable job as a Software Engineer and my earnings are pretty decent. The reason I am applying for a loan is to consolidate all my credit cards debt and improve my creditscore. I don't overspend and I am very careful while making large purchase decisions. The credit card debts I am trying to clear have been chasing me for a few years now. I have tried clearing my debt by making payments regularly and I managed to close down a few accounts as well. But over the time I realized that this is a slow process and I need to find a better way to clear these debts. I have never missed a payment for these cards and am always on time. Other than these, I have a car loan which I have no issue clearing off on time. The only reason I am taking this loan is to avoid the heavy interest rates on the credit cards, money which I could be saving for my child's future. I greatly appreciate any offers that you could extend and I would make sure to make more than just the minimum payments on time. Please feel free to ask me any questions and I would be glad to provide more details. Thank you!

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	40
Revolving Credit Balance:	$12,666.00	Public Records On File:	0
Revolving Line Utilization:	47.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Here are my accounts that will be paid off completely. The cards marked with a * will be closed permanently - FIA Card Services - $4300 - 22% American Express - $1100 - 14% Citibank Visa* - $1096 - 18.99% Citibank Mastercard - $1269 - 13.99% Orchard Bank* - $953 - 19.99% Best Buy* - $833 - 24% HSBC Retail Services Card* - 1188 - 21.74% Wells Fargo* - $916 - 18.99% I have these other cards which I pay off completely every month as I use them for purchases/grocery shopping/bill payments to collect rewards benefits. Macys - $200 - 24% Providian - $200 - 29.99% Chase - $1,252 - 27.24%
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. Thank You.	1) My employer is Software company which hires professionals like who undertake IT projects for different clients. I am an Architect level IT guy with over 10 years of experience in my field. 2) These are the cards I am trying to pay off and the ones marked with * will be permanently closed FIA Card Services - $4300 - 22% Amex - $1100 - 14% Citibiank Visa* - $1096 - 18.99% Citibank Mastercard - $1269 - 13.99% Orchard Bank* - $954 - 19.99% Best Buy* - $832 - 24.24% HSBC Retail Services* - $1187.75 - 21.74% Wells Fargo* - $916 - 18.99% I use these cards for daily grocery shopping/bill payments/ other purchases only to collect the rewards benefits on them and I pay off these completely every month to avoid any interest. Macys - $200 - 24.5% Providian - $200 - 29.99% Chase - $1252 - 27.99% 3) My other payment obligations - Rent - $1400 Car Payment - $550 Elecricity - $150 - $200 Cable & Internet - $130 Insurance - $120 4) I do have some backup savings that would help in case of any unforseen situations. That actually helped me in two situations earlier when 1) I was a victim of property & ID theft where I had lost almost $10000 worth of items including my camera and laptop. 2) when I had to go visit a family member on a medical emergency. I do have investments in real estate along with my family and they would be ready to provide me assistance if needed. I dont want it to go that far though as I want to and I know that I can handle this on my own. Hope I was able to answer your questions clearly. Will provide more info if needed. Thanks!

Member Payment Dependent Notes Series 507190

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507190	$5,000	$5,000	9.88%	1.00%	April 30, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507190. Member loan 507190 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Miami cleaning services	Debt-to-income ratio:	8.40%
Length of employment:	3 years	Location:	MIAMI, FL

Home town:
Current & past employers:	Miami cleaning services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$491.00	Public Records On File:	1
Revolving Line Utilization:	7.90%	Months Since Last Record:	52
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please give us your monthly bills, plus explain the Public Record on file (1). Thank you.	Monthly bills: Car loan (capital one): 196.00 Utilities: (cable, light, tlf):300.00 Insurance Car: 90.00 Credit Cards: 200..00 About the public record i have to check on that, i always check my credit report via Equifax,and with them i have an excellent credit history and no public record. I have to check that with Transunion.
please indicate exact, detailed use of loan, and more details about job.	I want to pay off a credit card with an interest rate of 21%.
what is your job/industry?	Im a supervisor for a cleaning company. For more info please visit miamicleaningservice.net.

Member Payment Dependent Notes Series 507206

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507206	$7,000	$7,000	7.51%	1.00%	April 30, 2010	May 6, 2013	May 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507206. Member loan 507206 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Rosenbauer General Safety	Debt-to-income ratio:	10.64%
Length of employment:	2 years	Location:	Brooklyn Park, MN

Home town:
Current & past employers:	Rosenbauer General Safety
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > My current car has racked up many miles and has gotten me through my college years. I am looking to buy a newer car to get to work.

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,143.00	Public Records On File:	0
Revolving Line Utilization:	41.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507210

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507210	$10,150	$10,150	10.62%	1.00%	April 28, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507210. Member loan 507210 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Wells Fargo Bank, N.A.	Debt-to-income ratio:	16.66%
Length of employment:	4 years	Location:	West Valley City, UT

Home town:
Current & past employers:	Wells Fargo Bank, N.A.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > The debt consolidation loan is to combine debts from three credit cards: 1) America First Credit Union Visa, Balance: $812.00, Rate: 11.00 Fixed 2) Wells Fargo Bank Visa, Balance: $4,978.03, Rate: 5.95% Variable 3) Discover Card, Balance: $3,123.26, Rate: Rate: 16.95% Variable The accounts will be closed once the consolidation loan is complete so that future debts are not accumulated. I have an on time payment history and good credit. I have never made a late payment during my history with credit and pride myself on it. The total loan amount request was for $10,150.00, but with total debt balances at $8,913.39. The difference of $1,236.61 will be applied to the origination fee for this loan and additional monies will be applied to an existing car loan that is not part of this consolidation.

A credit bureau reported the following information about this borrower member on April 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,451.00	Public Records On File:	0
Revolving Line Utilization:	47.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list your monthly expenses. Thanks.	I do not have many monthly expenses as I currently live at home. Monthly Expenses: Car Payment: $301.00 Cell Phone: $108.59 Rent: $250.00 Gas: $55.00 Food and Personal Items: $85.00 The listed debts have already been included and would be considered part of the monthly expenses. Total debt payments equals $195.00 at monthly minimums. $40.00 to America First Visa, $90.00 to Wells Fargo Bank Visa, and $65.00 to Discover Card.

Member Payment Dependent Notes Series 507217

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507217	$12,000	$12,000	14.96%	1.00%	April 28, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507217. Member loan 507217 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$19,583 / month
Current employer:	BNP Paribas Fortis Bank	Debt-to-income ratio:	9.84%
Length of employment:	4 years	Location:	Long Island City, NY

Home town:
Current & past employers:	BNP Paribas Fortis Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > This summer I helped my younger brother get an internship in NYC between his Junior and Senior year in school, however due to the job market he has to take it as an unpaid opportunity. He usually works in the summer to help pay for his tuition and cost of living. I am planning on assisting him with his school costs this summer for his credits as well as this fall and winter as needed. I have recently paid down some of my debt, however still have a considerable amount due to a bad bonus just over a year ago. I can more than manage my payments in reducing debt as well as my cost of living on my salary, and looking forward to some good years ahead will be able to pre-pay my existing debt as well as this loan well in advance. Our Company just completed a merger in which we were acquired. My Industry team was not currently present in North America for the new institution as was viewed as a very valuable addition / bolt on to the existing platform. We have already been integrated into the new Company and next year will receive bonus Compensation from our new employer versus the European government in which we were owned previously for a period of time. I also note that 1.5 years ago I took a loan through Lending Club to help a friend for a different situation and have since (recently) completely pre-paid the balance roughly 50% ahead of schedule. Pending I pay off other debt first it would only be due to the fact that some may have higher interest rates as well as the benefit of the amortizing nature of this piece of debt. Thanks much both myself and my brother will appreciate the support. Borrower added on 04/21/10 > Test

A credit bureau reported the following information about this borrower member on April 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,461.00	Public Records On File:	0
Revolving Line Utilization:	97.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your other $ monthly costs (mortgage/rent, car, utilities, debt/loan payments and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answer to this Q..	I live in the NYC area and rent my apartment where I have been for 2.5 years, however have lived in NYC for almost 7 years. Rent - $2,700/month. I don't have a car as there is no need for one in the city, so no car payment, insurance, parking costs etc. Utilities consist of electricity and cable/internet which combined are roughly $200/month. I make about $700/month of other debt payments, until I get my next bonus at which point I typically pre-pay a large portion off at once. I have a work blackberry which is also my cell phone which the company provides and pay's for, so no cost. I have already paid my renters insurance for the year and no other insurance payments. All medical, dental, and life is covered through the Company. Food might be $250/month, however I travel a lot with work and am often eating out on the road on business. My gym is included in my apartment rental costs as its in the building I live in, so no cost. I have no kids and am not paying for any! If you have any other questions or I left anything out let me know. Thanks.
I commend you on your effort to help your brother out, do you have any agreement with your brother that he will help repay this loan upon graduation and entering the workforce? I assume that your bonus is a large part of your compensation, in the event that future bonuses are more restrictive ie, installments, equity, or option based compensation will you have enough free cash flow to continue to make payments on this loan in addition to your other debts?	We do not have a formal agreement, however we are very close and there are not any trust issues. I am not worried about him paying it back as I will most likely pre-pay the loan prior to his ability to completely pay it back, depending on his first year job and/or bonus etc. I may even consider gifting a considerable portion of this to him as a graduation present. I receive a very good salary that can cover all costs and debt repayments as well as some free cash flow alone. But yes, my bonus is a large part of compensation in good / normal years. You are correct, going forward a portion of it will be in deferred compensation and / or stock, however there are still minimum floors of cash rewards / levels that alone are still more than enough to completely repay all my debt, this loan, fund my 401K, and still have remaining cash. The deferred part will not affect us as much either as we are new to the existing platform it will increase over 3 years. Hope this helps. Let me know if you need anything else.

Member Payment Dependent Notes Series 507224

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507224	$7,500	$7,500	7.88%	1.00%	May 3, 2010	May 9, 2013	May 9, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507224. Member loan 507224 was requested on April 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	ARG	Debt-to-income ratio:	18.54%
Length of employment:	< 1 year	Location:	SILVER SPRING, MD

Home town:
Current & past employers:	ARG
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > I am a recent college graduate with a lot of debt from having been enrolled full time in college while earning very little income. Upon receiving my bachelor's degree, I found myself in more debt after having lost my job twice in 2009 due to unforseen circumstances. I am finally in a stable job that I enjoy and intend to be here for a long time. I have decided that now is great time to finally get myself out of debt and consolidation needs to be step #1. Please let me know if you have any questions for me!

A credit bureau reported the following information about this borrower member on April 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,353.00	Public Records On File:	0
Revolving Line Utilization:	21.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is ARG and what do you do there?	ARG is a telecommunications agency/consultancy. We work with businesses and associations to develop the best telecom solutions to suit their needs. Then we set them up with new accounts with providers we are partnered with and manage those accounts on the customer's behalf. As a Project Manager, I am in charge of implementing new accounts/services on the customer's behalf by coordinating installation of new services between the provider, vendors, and the customer.

Member Payment Dependent Notes Series 507228

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507228	$6,000	$6,000	11.36%	1.00%	April 29, 2010	May 5, 2013	May 5, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507228. Member loan 507228 was requested on April 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,890 / month
Current employer:	CSU Monterey Bay	Debt-to-income ratio:	6.56%
Length of employment:	2 years	Location:	Marina, CA

Home town:
Current & past employers:	CSU Monterey Bay
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/21/10 > The loan I am looking to obtain will be used to fund a recent surgery as well as to fund my Tuition costs. I am on my last year of the California State University - Fullerton, Masters in Information Technology program. Because I am single my life revolves around work and school. I have never been married, have no children, no mortgage or car payments. My profession career is as a programmer but because of the economy my hours and pay have been reduced temporarily. This loan will greatly help me to better manage unavoidable costs.

A credit bureau reported the following information about this borrower member on April 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,370.00	Public Records On File:	0
Revolving Line Utilization:	40.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide a complete monthly budget (net income and outflow) so I can assess your ability to repay this loan. Please include ALL expenses (including food, transportation, clothing, medical, household items, etc.), not just monthly bills. Thank you.	rent 1175 phone 80 util 70 food 200 gas/car exp 200 surgery 500 Loan 200 once I get all investors. Total: 2425 My income is over 2500 a month. I am single, never married, no children, no mortgage or car payments. Internet and water is included in rent. Also, I do currently have the funds to pay very close to the full loan amount today. These moneys are in a diverse portfolio that includes stocks, CD???s, and Commodities (medals).
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 3) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. Thank You.	1) My employer is one of ~20 site locations that provide higher education services. My job involves implementing an Identity Management Solution that serves 3 primary functions. - Self service password reset capability. - The synchronization of passwords throughout all users??? assigned resource, which is based on their role within the organization. - The last function involves the automated provisioning of services again based on the users??? role within the organization. 2) See previous lenders question I am single, never married, no children, no mortgage or car payments. 3) I do currently have the funds to pay very close to the full loan amount today. These moneys are in a diverse portfolio that includes stocks, CD???s, and Commodities (medals).
Question 1) surgery 500 2) Loan 200 once I get all investors. Is the 1) above being paid off with the loan or is it different	Yes the surgery cost is what I intent on using the loan to pay off in full.

Member Payment Dependent Notes Series 507323

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507323	$7,000	$7,000	13.11%	1.00%	April 28, 2010	May 6, 2013	May 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507323. Member loan 507323 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,190 / month
Current employer:	UVA - Cancer Center	Debt-to-income ratio:	10.43%
Length of employment:	10+ years	Location:	Waynesboro, VA

Home town:
Current & past employers:	UVA - Cancer Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,135.00	Public Records On File:	1
Revolving Line Utilization:	75.70%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your job description? 2) Please explain the Public Record 9 1/2 years ago. 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. Thank You.	1) I manage a health outreach program for un-insured women. 2) I filed bankrupcy after a separation, so I could start over with a clean slate. This has been discharged. 3) income of 2690 per month expenses include mortage=996 car= 220 ( 4 payments left) car insurance = 60 tv, elc, water, heat=250 credit cards= 200 savings=100 gas=200 food=400 * if approved /Lending tree Payment= 240 4) My adult daughter lives with me and pays 200 per month, in addition to the income listed above. I expect she will be with me another year. Thank you for your consieration.
why does your income say both $2690 and $4190? thanks	My annual salary is $50280.00 which breaks down to $4190.00 per month. After deductions my take-home pay is $2692.00 per pay period, which is every two weeks (26 times per year). Thank you.

Member Payment Dependent Notes Series 507364

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507364	$20,000	$20,000	16.45%	1.00%	April 30, 2010	May 6, 2013	May 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507364. Member loan 507364 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	ENCO Systems Inc	Debt-to-income ratio:	10.82%
Length of employment:	10+ years	Location:	BLOOMFIELD HILLS, MI

Home town:
Current & past employers:	ENCO Systems Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > This loan is for a restaurant I am a 33% partner in that we are opening next month in Toledo, Oh. I put $50k towards it already and this money will be used for stock - food, liquor, finishing touches like TV's, etc. I will have no problem making payments on this loan even if I netted 0 from the restaurant from a stable job I have been at for over 13 years. Thank you!

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	53
Revolving Credit Balance:	$6,577.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view loan application showing Borrower Profile (ID, Employer-Time Length, Gross Income pm, Home Ownership, Location, Debt-to-Income Ratio); condensed Transunion Credit Report (line totals but not individual items- Revolving Credit Balance (RCB) total $ debt but not $ balance owed each credit grantee- Amex, Home Depot, MC, Visa, etc); and- if provided- the borrower's narrative information. I am interested to help fund your $ loan but first I have these FOUR questions: (1) Provide brief description employer ENCO Systems? (2) Position (Job/Role) is for employer? (3) C R shows $ 6,577 RCB debt (74.40 pct usage credit lines). Payments paid per month on the RCB debts are what $ amount? (Total $ actually PAID per month and NOT CC minimum $ payments DUE per month.) (4) If borrower's required employment-income verification "Credit Review" process result is loan "Approved" for issue and loan 100 pct funds, L C issues 3-year term promissory that has NO prepayment penalty. Length of time you intendloan to remain active before lenders receive final payment is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers FOUR questions. Member 505570 USMC-Retired-Lender 04.23.10 6:05 AM.	1) My employer is a specialized software company been in business for over 20 years and still growing. 2) My position is in Research & Development, I have worked for company for over 13 years. 3) I pay about $500/mo in RCB debt. 4) 1 to 2 years.
Would you mind verifying your income with Lending Club? Some of the more conservative investors like to see that pay stubs, W2's, etc., have been received and reviewed by LC, but it's also mutually beneficial in that your loan will likely get funding a little faster.	Income / employment verification was faxed to LC this morning. Thanks.

Member Payment Dependent Notes Series 507374

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507374	$15,000	$15,000	13.48%	1.00%	April 30, 2010	May 6, 2013	May 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507374. Member loan 507374 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,408 / month
Current employer:	provost trucking & blacktopping	Debt-to-income ratio:	6.73%
Length of employment:	6 years	Location:	peru, NY

Home town:
Current & past employers:	provost trucking & blacktopping
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/23/10 > Need loan to pay off debts and home repairs. I pay my debts on time and never late on any payments. My job is solid. Borrower added on 04/24/10 > my monthly budget is 2,400.00 and I only pay $400.00 in rent. This show you that I am more qualified to pay this loan.

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,566.00	Public Records On File:	1
Revolving Line Utilization:	44.00%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	all the debts that are on my credit report.
Hi. We don't see your credit report. So could you make a list of each loan, the balance, the interest and whether this loan will pay it all or part. Thanks. The information will help us make decisions.	Type your answer here. My total balance that I owe in bills is $6,879.82. It will pay off everything I owe out. Also I need to do some home repairs and vehicle repairs. That is the reason why I applied for $15,000.00

Member Payment Dependent Notes Series 507421

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507421	$14,400	$14,400	10.25%	1.00%	May 3, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507421. Member loan 507421 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,000 / month
Current employer:		Debt-to-income ratio:	6.38%
Length of employment:	10+ years	Location:	solvang, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1978	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,124.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or source of income?	I am a self employed Chiropracter, in business for 30 years. my main source of income is through my patient fees. I average around 12000.00 a month. My spouse is a teacher with an income of around 4000.00 per month.
Can you describe your employment situation?	Type your answer here. I work full time as a chiropracter in solvang calif. my employment situation is solid. i have owned and operated my business for 30 years. I also own my own my office .
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Bank of America Credit Card $12,000 balance @ 19% to be paid in full. American Express Credit Card $700 @ 15% to be paid in full.
Please list the debts you are consolidating (source, balance, APR and current monthly payment made)? What are your other $ monthly costs (mortgage/rent, car, utilities, and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answers to these 2 Qs....	Type your answer here. mortgage 3000.oo,car 370.00, utilities and other household monthlies avg around 1000.00 to 1500 a month. my credit cards are BofA at 20% at 12000.oo and AMEX at 15% at 700.00$ I pay about 525.00 a month total on both. I pay more if i can.

Member Payment Dependent Notes Series 507471

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507471	$13,200	$13,200	10.99%	1.00%	April 30, 2010	May 6, 2013	May 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507471. Member loan 507471 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	City of Margate	Debt-to-income ratio:	8.65%
Length of employment:	10+ years	Location:	Coral Springs, FL

Home town:
Current & past employers:	City of Margate
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	6
Revolving Credit Balance:	$3,755.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Target $1400.00 Chase $2100.00 HSBC $2500.00 Bank of America $3300.00 Barclays $ 1800.00
Could you please describe your delinquency from 6 month ago?	My total balances were around $21000.00.

Member Payment Dependent Notes Series 507498

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507498	$10,000	$10,000	12.73%	1.00%	April 30, 2010	May 6, 2013	May 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507498. Member loan 507498 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	edison venture	Debt-to-income ratio:	5.63%
Length of employment:	5 years	Location:	philadelphia, PA

Home town:
Current & past employers:	edison venture
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > My mom's store, nantucket location selling antiques, needs a loan for her low months of her business. She just bought all the inventory for the year. Her shop opened this month, and the rest of the year bring in $250k in revenue. I am using my credit profile to be accountable for the loan.

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,138.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) A description of what the fully funded loan will be used for. 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. Thank You.	1) Venture Capital - the surviving kind hopefully. We are currently in our six fund of $250M raised in '06. I am an associate, 95% of my time is due diligence of investment candidates. 2) Paying rent in my mothers low months of the business May and June. She just bought $80k worth of inventory so capital is low. 3) I am going to have to punt on this one. I have house payments of $2500 per month, cc interest expense of $500. My base salary is $110k, bonus $30k, and 401k is $80k (with matching + profit sharing each year = $30k) and equity in my firm approx equal to $30k per year. 4) I work with HNW individuals who have bailed out people I know in the past for loans. If fired, you would still get repaid as my moms business does $250k a year in revenue, mostly beginning in June. I would raid my 401k as a last resort, I cannot have bad credit due to the industry I work in.
Please be more descriptive about Loan Purpose and Description. 1. Is stated income from 1 or 2 wage-earners? If more than 1 than what is the income of your spouse? 2. Describe your business. What experience do you have in this business? 3. List the Projected Gross Income of your business for each of the next 3 years. 4. List the expected Net Income of your business for each of the next 3 years. 5. Will you be able to repay this loan if the business does not pan out as well as you anticipate?	1 wage earner. No spouse Venture capital, current fund of $260M raised in '06. Associate responsible for due diligence. Projections are $250k per year in revs Historicals--. 2004 '2005 '2006 '2007 '2008 '2009 $256, $233, $248, $254, $262, $220, Business is around $25k in net income last 6 years, forecasting same. Yes, can pay loan from my own income stream.
Specifically, what are the loan proceeds to be used for?	To pay rent in May and June, the cash low months of the business. Business just acquired full year's worth of inventory.
Please verify your income with LC. Also, what is the time period you plan to pay off this loan? Thanks!	this is in process. 3 years.
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	june '07. $460k, only interest paid to date.

Member Payment Dependent Notes Series 507536

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507536	$6,000	$6,000	13.85%	1.00%	April 30, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507536. Member loan 507536 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	target	Debt-to-income ratio:	5.02%
Length of employment:	6 years	Location:	PLEASANT GROVE, UT

Home town:
Current & past employers:	target
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	39
Revolving Credit Balance:	$5,444.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Loan Description please?	Vacation..I want to use this loan to pay a high intrest credit card and take a family vacation.
How much will be applied to debt reduction?	Its actually 2 cards. A discover card $2800 and a bestbuy $1800 total of $4600 and the rest for our family reunion.
what is your job at target?	Supervisor over the overnight trailor unload and stocking
how long do you plan to repay this loan?	I have a goal of 2yrs but of course there are bumps in the road so I did 36 months just to be on the safe side.

Member Payment Dependent Notes Series 507550

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507550	$6,400	$6,400	12.73%	1.00%	April 28, 2010	May 6, 2013	May 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507550. Member loan 507550 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	Advanced Cash Register Systems Inc	Debt-to-income ratio:	8.40%
Length of employment:	1 year	Location:	new berlin, WI

Home town:
Current & past employers:	Advanced Cash Register Systems Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Our main objective as a family right now is to take three unsecured balances with a total payment of 468 a month and consolidate into a one payment of 250 or less per month bill. 6400.00 while not alot of money would do just that. Borrower added on 04/22/10 > my wife and i are looking to combine three outstanding balances with a total 480 per month payment to a new 220 a month payment. mike and selena

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,686.00	Public Records On File:	1
Revolving Line Utilization:	27.70%	Months Since Last Record:	80
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	debt 1 dell financial services 1900.00 debt 2 home depot 2400.00 debt 3 citi card 2400.00 total 6700.00
What is your job at Advanced Cash Register? Also, what was previous job and how long were you there?	Type your answer here.For the past 11 years I have been programming cash registers for micros point of sale outlets, such as hotels hospitals,restaurants and movie outlets.
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) Please explain the Public Record 6 1/2 years ago. 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget.	Type your answer here. Total monthly budget is as follows: mortgage-994 home -ins-82 property tax-242!! pmi-21 total=1338 per month heat/electric-178 water/sewer-59 car1-paid in full car2-161 fuel-100 food expences-300 student loan- paid in full child support- paid in full completed2007 car ins-73 life ins-53 internet/cable-100 phone-93 debt 1 dell 1900-73 debt 2 home depot 2400-83 debt 3 citi card 2400-83 these three to be paid off with loan.=6700.00 debt 4 toys our us 300-15 debt 5 boston store 500-20 garbage pickup- vieola -20 grand total per month=2750
What is Advanced Cash Register Systems Inc and what do you do there?	Type your answer here.I program point of sale cash register systems for micros. I have been doing this for over 11 years.Micros supplys POS for hotels hospitals,restaurants and movie outlets ect.
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	Type your answer here.june 2008, purchased for $150,000. added $40,000 in upgrades total $190,000. refinanced money down $25,000 new balance $166,000. fixed 30 year 5.1% rate. as of this date balance due $164,000. In july plan on adding a adding a third room on the main level of the house.

Member Payment Dependent Notes Series 507560

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507560	$15,000	$15,000	13.48%	1.00%	April 30, 2010	May 6, 2013	May 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507560. Member loan 507560 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Pfizer	Debt-to-income ratio:	16.19%
Length of employment:	1 year	Location:	HARRISON, NY

Home town:
Current & past employers:	Pfizer
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/23/10 > I want to have one monthly payment and save on high interest: Outlined below are my credit cards. Chase CC 2885 21.2% Discover 4819.29 26.9% Discover Miles 3267.90 21% PNC 3337.96 20% Borrower added on 04/28/10 > Thank you for funding me so far. I am really excited to see the end of this credit card mess soon. They really work against you to try to pay off your debt.

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	23
Revolving Credit Balance:	$14,412.00	Public Records On File:	0
Revolving Line Utilization:	70.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Chase CC 2885 21.2% Discover 4819.29 26.9% Discover Miles 3267.90 21% PNC 3337.96 20%
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) Prior employment before 1 year at Pfizer? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) 5) Explain Delinquency 23 months ago. After answered, I can then evaluate my investing $$$s in your loan. Thank You.	1. Berkeley College 1 year, Self Magazine 6 mos, then full time student. 2. chase cc 2885 21.2%, discover card 4819.29 26.9%, discover miles 3267 21%, Pnc 3337 20%. Payoff amount 608 mo or min payment 400. 3. CC payments $600 student loans 300, rent 825, car insurance $60. 4. I get paid weekly and my job is stable. The payment for this lending club would be 508 and ideally I would like to maintain the same payment as above. This would then allow me to save $$ on interest. I have no issues with the payments, but I am tired of losing to cc companies and seeing my balances barely lower. 5. I missed a cc payment by two days. The apr went from 0% to 27% It is now down to 20%. I had setup the automatic payment from a checking account to pay on the 30th, however, it was a 33 day cycle so eventually the payments did not match up to the 30th.
What kind of emergency funds do you have in the event you lose your job? Can you explain how you got so much credit card debt? Obviously refinancing this is a step in the right direction...	My job is very secure at Pfizer. I would be able to collect unemployment if I lost my job and borrow against my 401k if needed. I have savings, investments, and a car ( that I don't use) totaling in about 9k-10k. I had opened my credit cards in college and used them to pay for books, food, car insurance, and other expenses. I was only paid minimum wage and then had ankle surgery which prevented me from working over the summer between my junior and senior years. After college, I was able to move to NYC but started at 30k. Needless to say, my income from college went from 17k to 19k to 27k to 30k and now 54k. I have come a long way and am very proud of where I am versus where I was.
I respect that, best of luck, I have funded your loan.	Thank you

Member Payment Dependent Notes Series 507603

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507603	$12,000	$12,000	12.73%	1.00%	April 29, 2010	May 6, 2013	May 6, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507603. Member loan 507603 was requested on April 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	aquasure Inc	Debt-to-income ratio:	11.16%
Length of employment:	4 years	Location:	goochland, VA

Home town:
Current & past employers:	aquasure Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/22/10 > Just got married and would like to consolidate all of the expenses that I added to my credit cards

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,978.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	3,200.00 for revolving credit account @ around 28%. 6,700.00 for credit card @ 18% 1,700.00 for credit card @ 28%
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. Thank You.	1) water filtration, pump, gas and plumbing company. I am a manager, sales and do installs. I make 60,000 dollars a year from work and receive an extra 500 dollars a month. My credit report should speak for my ability to pay my bills. The main purpose of this loan is to get away from higher intrest rates and have only one payment. The lending club loan payment will work out to be less of a payment than what I am already paying. I have all of these bills, utilities and insurance costs and do not struggle to pay them. I am also married and my wife works. we have about 30,000 worth of stocks and savings. I am lucky enough to have been in my industry for ten years at a young age and do not worry about finding another job
What are your other $ monthly costs (mortgage, car, utilities, and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answer to this Q..	mortgage 1500.00 insurance 50.00 phone 50.00 utilities 100.00 medical insurance work paid gas work paid internet 50.00 car payment 350.00 My wife also works and we share expenses
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	I bought this home in 2006 for roughly 230,000. The balance is 211,000 and I do not have any home equity loans or lines of credit related to my home or land. Thanks, I hope this helps

Member Payment Dependent Notes Series 507636

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507636	$15,000	$15,000	14.22%	1.00%	April 30, 2010	May 8, 2013	May 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507636. Member loan 507636 was requested on April 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Prudential	Debt-to-income ratio:	5.63%
Length of employment:	8 years	Location:	Phoenix, AZ

Home town:
Current & past employers:	Prudential
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/24/10 > I am looking to consolidated two credit cards and do some home improvements to my backyard. Due to the market conditions, home values have decreased. If you could assist me in getting this loan, I would greatly appreciate it. Borrower added on 04/29/10 > Update - I wanted to give you a little more detail about my current situation. I have worked for the same company for the last 8 years and manage a team of 15. I was promoted last year and have a very stable work history. In addition, I will be getting a roommate for my home in about a month. This will be an additional $700/month of income I will have. I appreciate everyone who has invested thus far and if there are any additional questions, please let me know!

A credit bureau reported the following information about this borrower member on April 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	55
Revolving Credit Balance:	$10,674.00	Public Records On File:	1
Revolving Line Utilization:	40.30%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	Type your answer here. - Hello - I bought this house last March. The house was sold in 2007 for $305K, I purchased the house for $169K last March and the apprasied value came in at 159K last month. The house really should be about 250K-275K ish. The balance on the mortgage currently is 160K. Let me know if you have any other questions.
Please explain your deliquency and public record on file.	This was due to my last place of residence before i purchased the home. I was unaware there was any outstanding payment due the apartment complex. This past weekend I pulled my credit, called the collection agency and paid the amount in full. Iwill be receiving a letter this week indicating this is now paid in full.
The delinquency was 55 months ago. Could you please explain the public record 96 months ago. Did you maybe file for bankruptcy? Thank you.	Hello, thanks for your question. Yes I filed for bankruptcy and it was discharged in 2002..

Member Payment Dependent Notes Series 507682

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507682	$15,000	$15,000	15.33%	1.00%	April 30, 2010	May 7, 2013	May 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507682. Member loan 507682 was requested on April 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Michael Kors	Debt-to-income ratio:	6.67%
Length of employment:	4 years	Location:	NY, NY

Home town:
Current & past employers:	Michael Kors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/23/10 > Have decided to finally consolidate my debt. I am currently employed with a great company and have a very stable job! Now all I need to be is debt free!

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	53
Revolving Credit Balance:	$2,397.00	Public Records On File:	0
Revolving Line Utilization:	14.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view loan applications showing Borrower Profile (ID, Employer and Length of Time, Gross Income PM, Home Ownership, Location, Debt-to-Income Ratio); The condensed Transunion Credit Report (line totals but not individual items- Revolving Credit Balance (RCB) total $ debt but not the $ balance owed each credit grantee- Amex, Lowe's MC, Visa, etc); And, if provided, the borrower's narrative information. I am interested to help fund your $24,000 DC loan but first are these FIVE questions: (1) What is current employer Michal Kors? (2) Position (Job/What you do/Role) for employer? (3) C R shows $2,397 RCB debt (14.50 usage credit lines). Payments that are paid per month on the RCB debt are what $ amount? (Total $ actually PAID per month and NOT CC minimum $ payments DUE per month.) (4) RCB debt $2,397; Loan is $24,000; The Extra $21,603 (less origination fee) is consolidating what specific debts? (5) If the borrower's required employment-income verification "Credit Review" result is the loan "Approved" for issue and later 100 pct funds, L C issues a 3-year term note that has NO prepayment penalty. Length of time you intend loan to remain active before lenders receive their final payment is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers all FIVE questions. Member 505570 USMC-Retired-Lender 04.24.20 6:11 AM.	Thank you for taking the time and interest in my situation. Answers to your question: 1. Michael Kors is a highly known Fashion House Globally. It is one of the few american designer house that is growing rapdily all around the world. Please visit the website www.MichaelKors.com 2. I am Senior Manager of Product Development for the Michael Accessories Line. I oversee all develpment for this area. This dept is one the biggest dept of the company in terms of profitability. 3. My current debt as follows: 1.Chase Credit Card: $7,500 2. American Express: $1,500 3. Other : $13,000 Total montly payment is about $1,800 4. It is true my debt totals $9,000. I intend to pay off my mother's personal debts with the balance. 5. I will pay of the $24,000 within 24 months.
Hello! Please fully describe (creditors, amounts and rates) the debts you intend to consolidate with this loan. You don't need to borrow $24k to consolidate a Revolving Credit Balance of $2.4k. Thank you.	Hello thank you for taking the time and interest in my situation. I currently owe Chase Bank $7,500 and American Express $1,500. It is true my debt only amounts to $9,000 but I intend to pay off my mother's personal loan which is about $20,000. I will be making prompt monthly payments for $1-1,200 a month and planning to pay this debt out within 24 months. Thank you again...
Investors may feel more confident about lending to you if your Credit Review Status was approved. Please call Lending Club for the procedures and expedite their completion.	Thank you for feedback. will put into work immediatley
Thanks for reply; No questions. FYI: After Home Office < $1 trial deposit verifies the borrower bank account loan next step Employment-Income Verification Credit Review. Verification of the income is independent verification employment and vice verse. The Credit Review Team will contact you and specify documents to submit- 2 recent pay stubs, IRS 1040, IRS T4506 Request for a Copy Income Tax Return. After the Credit Review completed application that all lenders view then reflects status "Approved". That benefits borrower because: (1) Loan will attract lenders "Fence Sitting" until the required is completed before they commit their $. (2) After completed, funding pace quickens. (3) After a loan 100 pct funds net $ can be deposited quickly into bank account. Credit Review is THE "KEY" ingredient to borrower's loan successfully funded. A Credit Review considered PROACTIVE and can be completed quickly if borrower initiated. YOUR CREDIT REVIEW IS BEST COMPLETED DURING LOANS FUNDING. WAITING UNTIL YOUR LISTING AT END CREATES MULTIPLE CHAIN-DELAYS. Information benefits 1ST-time L C borrower. Lender 505570 US Marine Corps-RETIRED 04.25.2010 @ 4:27 PM ET.	Thank you for feedback. will put into work immediatley
What are your other $ monthly costs (mortgage/rent, car, utilities, and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answer to this Q..	Rent: $1,775.00 Cable: $120.00 Electricity: $80.00 Mobile $120.00 Grocery: $600.00 Transportation: $160.00 Lunch Money: $200.00 Kittens: $200.00 My Boyfreind and I split the expenses as we are currenltly living together.
Now that the amount you wish to borrow has been substantially reduced, is it no longer your intention to pay off your mother's debt? Precisely how will you allocate the proceeds.	It was not my wish to reduce the loan amount. I have only been approved for $15,000 loan. And yes it is still my intention to pay off my mother's debt.

Member Payment Dependent Notes Series 507712

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507712	$17,000	$17,000	10.25%	1.00%	April 30, 2010	May 7, 2013	May 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507712. Member loan 507712 was requested on April 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Acxiom Corporation	Debt-to-income ratio:	6.53%
Length of employment:	10+ years	Location:	Forest Lake, MN

Home town:
Current & past employers:	Acxiom Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/23/10 > Hello and thank you for your interest and help in funding my loan. This is a multi-purpose loan for me. One I would like to pay off the IRS, I owe $6,000 from 2009. Secondly, we used to use a Nanny for the care of our children. We have moved away from a Nanny to after school care. This will be the first summer without the Nanny and the cost going from full care from after care has pretty much doubled for me. So a portion of this loan will be going to help with expenses through the summer. I am also doing some work at the house and am planning on putting in a patio with a pergola and a hot tub. I purchased a cheaper hot tub last year and have not installed it yet as I had been waiting to put in the patio. So I am hoping to get this done this summer as well. So a portion of the funds will go to the patio and pergola. $5,000 Finally, I have a few misc expenses including 1 medical bill from one of my kids (I have 5), some up-n-coming graduation expenses as one of my kids is graduating this year. A little about me... - I have been employed at Acxiom for just over 22 years - I monitor my credit, just checked and my PLUS score is 731 - I have an auto loan for $399/mo - I have a personal loan from a couple years ago for $228/mo - I have 1 credit card with a zero balance - I don't like credit cards and stopped using them!! :) - those are the only loans I have besides my 1st/2nd mortgage - I also am 1/3 owner in a small business with a food stand at the MN State Fair - I did not list this as part of my income as it is variable depending on how we do. However, I plan on also utilizing income from this event to help pay this loan off. We have been in the State Fair for over 10 years and it has been successful. Last year I pulled over $10,000 from this event. - this is my 2nd loan with Lending Club and the last loan (though smaller amount) I had no lates and paid it off in less than a year. Thank you! Jeff

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	32
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 507765

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507765	$8,000	$8,000	12.73%	1.00%	April 29, 2010	May 7, 2013	May 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507765. Member loan 507765 was requested on April 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Cumulus	Debt-to-income ratio:	22.48%
Length of employment:	8 years	Location:	Macon, GA

Home town:
Current & past employers:	Cumulus
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/24/10 > To clarify, my revolving credit is listed at 59K. $45,000 of that is a 2nd mortgage on my house. It's a 10 year interest only loan that runs through 2018. The payment runs about $200/month. The 1st mortgage is a typical 30 year loan with a balance of about $120K. Our mortgage was set up this way when we purchased the house so that we could avoid pmi. It's an 80/20 loan. I appreciate your consideration!

A credit bureau reported the following information about this borrower member on April 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	37
Revolving Credit Balance:	$59,263.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Cumulus and what do you do there?	Cumulus is a radio company, I'm operations manager for 8 radio stations.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	I plan to consolidate Lowe's, Best Buy, and Capital One. The rest of the funds are to be used for some work on my house including work on our back porch which has some leaking issues. I appreciate your consideration!
Your revolving credit appears extremely high at $59K . Please itemize and explain. Thank you.	The revolving debt looks so high because my mortgage was set up with a first and a second. The main loan is a typical 30 year. The 2nd is an interest only 10 year loan than runs through 2018. The balance on that loan is 45K so that's why it looks like there's so much revolving debt. I appreciate your consideration. I think I'll post that on my page because that's a good question!
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	Bought our home in 2005. Paid $165K. Balance on the 1st is about $115K. Balance on the 2nd is about $45K. Payment on 1st $1015. Payment on the 2nd runs about $210 a month currently. thanks for your consideration!

Member Payment Dependent Notes Series 507836

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507836	$16,200	$16,200	10.25%	1.00%	May 4, 2010	May 7, 2013	May 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507836. Member loan 507836 was requested on April 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	PARAGON HONDA	Debt-to-income ratio:	17.43%
Length of employment:	2 years	Location:	WOODSIDE, NY

Home town:
Current & past employers:	PARAGON HONDA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,768.00	Public Records On File:	0
Revolving Line Utilization:	60.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 507855

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507855	$14,000	$14,000	7.88%	1.00%	April 29, 2010	May 8, 2013	May 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507855. Member loan 507855 was requested on April 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Baylor Irving Medical Center	Debt-to-income ratio:	4.32%
Length of employment:	4 years	Location:	FLOWER MOUND, TX

Home town:
Current & past employers:	Baylor Irving Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/24/10 > I intend to use the money to pay off all of my credit cards. The banks have recently increased the interest rates on my credit cards for no apparent reason. I'm looking for a lower rate so I can get my debt payed off in three years. I am a very creditworthy individual who has never been late on any payments.

A credit bureau reported the following information about this borrower member on April 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,273.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Mortgage- $1500 month- won't be paid off Car loan- $453 month- Beginning balance 23,000. 5 year loan at 5%- June 2010 I will be 2 years into the loan. Won't be paid off. Chase Bank Visa credit card- Balance $3772.98- 12.24% interest rate. Will pay off HSBC Mastercard credit card- Balance $3741.35- Interest was 7.9% but got increased to 14.99%. Will pay off HSBC Discover credit card- Balance $5435.36- Interest rate was 11.99% but got increased to 14.99%. Will pay off
Hello. How did you accumulate this debt? Do you have a plan for avoiding accumulating new debt in the future? Why is your job with Baylor Irving Medical Center? Your answers are appreciated. Wishing you the best.	The majority of the debt was from unforeseen car repairs and medical expenses a few years ago. I was a little financially strapped at that time due to a recent break up. I've had several raises since then and now I'm in a much better financial situation and able to save more money. I'm a radiation therapist at Baylor Irving Medical Center. I treat cancer patients with radiation. My job is very secure and has not been affected by the economic downturn.
What is your position at Baylor Irving Medical Center?	I'm a Radiation Therapist. I treat cancer patients with radiation.

Member Payment Dependent Notes Series 507862

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507862	$2,500	$2,500	11.36%	1.00%	April 28, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507862. Member loan 507862 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Sepco erie	Debt-to-income ratio:	15.64%
Length of employment:	6 years	Location:	Waterford, PA

Home town:
Current & past employers:	Sepco erie
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	43
Revolving Credit Balance:	$1,166.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. What is your current position with Sepco and give a brief job description? Who was your prior employer and for how long? Why did you leave? 2. Is stated income from 1 or 2 wage-earners? What is the income of your husband/ wife? 3. Mortgage/ Rent payment per month is $_____? 4. Car payment(s) per month is $_____? 5. Please itemize each CC debt and payments along with any other loans? ________ 6 Total of Other Expenses: entertainment, food, fuel, medical, phone, utilities expenses per month $_____ ? 7. How confident are you that you will pay this loan back?	1. My current position at Sepco-Erie is a machinist who specializes in ferrous and non-ferrous materials. My former employer was Vitco Inc. who laid me off after two years because the plant shut down. 2. I'm the only wage earner in the household. 3. I have no rent or mortgage. 4. My car payment is $280/ month. 5. Paypal is $1000 in debt; Discover card is $700 in debt; and my Buckle card is $200 in debt. 6. I have $700 in expenses/ month including food, gas, and utilities. 7. My loan would be paid off within 6 months.
What is Sepco erie and what do you do there?	Sepco-Erie is a machine shop and I am a certified machinist.
Do you owe any mortgage on your house? Do you hold the deed/title to the house ***in your name***? Lastly, do you have a HELOC? Cheers!	I live at home with my parents so I do not have a deed to the house. I am also not affliated with HELOC.

Member Payment Dependent Notes Series 507863

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507863	$14,500	$14,500	13.85%	1.00%	April 29, 2010	May 7, 2013	May 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507863. Member loan 507863 was requested on April 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,750 / month
Current employer:	Symantec	Debt-to-income ratio:	9.11%
Length of employment:	10+ years	Location:	Gresham, OR

Home town:
Current & past employers:	Symantec
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/23/10 > This loan will be repaid in less than 60 days. This is a bridge loan to pay off a 401K loan to get another loan at a much lower rate.

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,232.00	Public Records On File:	0
Revolving Line Utilization:	77.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	$305,000.00 owing. Purchased in '03. Valued last at 315k.
Appreciate your desire to pay this loan off in 60 days. However, from a lenders perspective after fees are deducted from your payments there will be no net interest income to justify having money tied up for 60 days. This means zero reason to invest in your loan. A loan needs to go at least 6 months to be viable as an investment. Remember you are not dealing with a bank here. Think about the other side of the equation. You may want to alter your plans to actually get your loan funded.	Agreed. I just want investors to know they have little risk here. Thanks for the advice.

Member Payment Dependent Notes Series 507864

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507864	$7,000	$7,000	13.85%	1.00%	April 30, 2010	May 7, 2013	May 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507864. Member loan 507864 was requested on April 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,400 / month
Current employer:	WESTERN RESERVE PARTNERS LLC	Debt-to-income ratio:	17.88%
Length of employment:	5 years	Location:	Lakewood, OH

Home town:
Current & past employers:	WESTERN RESERVE PARTNERS LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/23/10 > I have had my income reduced, but still have had no missed payments. I would like a better interest rate and the ability to pay one company instead of multiple smaller amounts. Borrower added on 04/25/10 > Our firm reduced all employee salaries by 15% one year ago. The loan that I obtain will cover monthly credit card payments that total 295.00 (that is just minimums) and will, at current rates ranging from 17.99 to 24.99, at least five years.

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	41
Revolving Credit Balance:	$17,627.00	Public Records On File:	1
Revolving Line Utilization:	67.00%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Capital One - 1397.85 - 17.9% Capital One - 1222.39 - 17.9% Capital One - 491.39 - 17.9%*** Sears - 1912.51 - 25.24%*** Sears - 1301.23 - 25.24%*** Household - 1443.88 - 19.99%*** Orchard Bank - 947.93 - 14.99% JCPenney - 1292.29 - 23.99%*** Chase - 406.25 - 27.24%*** Cards with *** will be paid off with loan.
Why was your income reduced? Is it currently $3,400 per month? Please itemize all of your monthly expenses, including the amount you are currently paying on each debt you plan to pay off.	My income per month after taxes is $2548.00. My mortgage payment is 1259.00 per month. I have outlined my card balances in the previous question. Other expenses include a loan for windows that is a payment of 293.00 per month. I have car insurance of 68.00 per month Gas and Electric and Water prorated throughout the year is approximately 120.00 per month. Satellite TV is 70.00 per month. Medical Coverage for my ex-husband (per divorce agreement for 1 more year) is 295.00 This is a total of 2105.00 (plus credit card payments). I manage to pay all of my bills, however I am just paying minimums. I would like to get a better rate so that I can get them paid off much faster.
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	I have owned my home for approximately 4 years. I unfortunately owe more than it is worth. I currently owe 144,000 and it is appraised at 135,000 (I did have to refinance to cover the expense of a 10,000 roof for the houe and needed to add to the mortgage to do so. This is why I am anxious to get credit in check to prepare for the time when I can sell my house or refinance. Thank you very much for your interest.
Once again, why was your income reduced? Also, how much are you currently paying each month on the debts you plan to pay off with this loan?	My apologies, I thought I answered this question in my loan statement. I am currently paying approximately 295.00 each month on these debts. My income was reduced based on market performance. Everyone in the firm had their salary reduced by 15% until the market sufficiently improves.

Member Payment Dependent Notes Series 507865

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507865	$10,000	$10,000	13.11%	1.00%	April 29, 2010	May 7, 2013	May 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507865. Member loan 507865 was requested on April 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,950 / month
Current employer:	GE Healthcare	Debt-to-income ratio:	20.99%
Length of employment:	2 years	Location:	Meredith, NH

Home town:
Current & past employers:	GE Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/23/10 > Refinance + Close Barclays Bank MC 6500 @ 29% Refinance + Close Discover Card 4000 @ 19%

A credit bureau reported the following information about this borrower member on April 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70,305.00	Public Records On File:	0
Revolving Line Utilization:	77.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance	Bank of America 33000 <== NO Bank of America 14000 <== NO Capital One 10500 <== NO Barclays 6500 <== YES Discover 4000 <== YES
What are your other $ monthly costs (mortgage, car, utilities, CC that will continue after this loan and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answer to this Q..	Mortgage (includes home ins) $1900 Car $149 Electric $170 Oil $100 Cable/Internet/Phone $200 Auto Ins $60 Food $700 Auto Gas $200 CC $900
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	2004 $295,000 Balance $264500

Member Payment Dependent Notes Series 507890

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507890	$5,600	$5,600	6.76%	1.00%	May 3, 2010	May 7, 2013	May 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507890. Member loan 507890 was requested on April 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,948 / month
Current employer:	James Madison University	Debt-to-income ratio:	4.07%
Length of employment:	10+ years	Location:	Grottoes, VA

Home town:
Current & past employers:	James Madison University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,173.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at James Madison University and what do you do in your role there?	Type your answer here. I am a Manager at one of the Dining Halls on Campus I supervise the production of food prep. also supervise service personel, and handle cash.
Lenders are reluctant to fund loans to people who don't take the time to provide a loan description. 1) Could you please indicate what you plan to use the money for? You're asking for $5600, but your revolving credit balance appears to be only $4173. What will the additional funds be used for? 2) Can you provide a breakdown of your monthly budget? How will payments on this loan fit into your budget? 3) What source of emergency funds do you have available should you lose your job? Lenders are also much more comfortable with someone who has had their income verified by Lending Club. You can contact them to learn what the process is for this. Thanks in advance and good luck with your loan!	Type your answer here. i am planning to use the extra funds to pay off ecrow shortage on mortgage shortage is $1100.00 the $172.00 payment fits in to budget on the payments i am consildating plus additional payment i would pay to mortgage company saves me about $100.00 per month at this time i have very little savings have over 25 years as government employee layoff unlikley

Member Payment Dependent Notes Series 507891

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507891	$2,000	$2,000	11.36%	1.00%	April 29, 2010	May 8, 2013	May 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507891. Member loan 507891 was requested on April 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,037 / month
Current employer:	Department Of Defense	Debt-to-income ratio:	8.89%
Length of employment:	4 years	Location:	Federal Way, WA

Home town:
Current & past employers:	Department Of Defense
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/25/10 > I will be contacting LC on Monday to supply proof of income. I'm also a retired military member, and thus receive a retirement check from them. This is in addition to my "employer" stated on my loan - but is included into my monthly pay that is shown. Purpose of loan: I'm a current fellow lender, and wish to explore how the borrower side of this website is managed. To blanket answer a few of my fellow investors questions... No - I do not need the loan of $2K to support a purchase. I have plenty of funds to accommodate my lifestyle. As you will notice in my income; debt to income ratio; and outstanding balances - I'm financially secure. Past delinquency shown on the credit report is from a two medical bills which I was unaware of, until they hit my credit report (which I check often) and were immediately paid in full. All other payments have / and will be kept current. Thank you for your interest, and I will not let you down. Please email me if you have any questions.

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	23	Months Since Last Delinquency:	16
Revolving Credit Balance:	$1,797.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position with the Department Of Defense and what do you do in your role there?	Hello - I'm a Plans and Operations Officer. My specific duties are classified, but generaly speaking... I deal with logistics. Thank you for your interest in funding my loan request.
Please expand on your loan description.	Currently an investor on LC and will be using this loan to see how the borrower process works. Earnings at LC have resulted in higher than average returns so far, which is exciting. If I???m fully funded for this loan, those funds will then be re-invested, and I will probably only break-even (give or take a few dollars). I have a very stable income - But if I were to be unemployed for some unforeseen reason... I have plenty of liquid funds available should I need them in order to fulfill my obligation to the investors and to LC. Furthermore, I currently pay all my bills on time. Past delinquency shown on the credit report is from a few medical bills which I was unaware of, until they hit my credit report (which I check often) and were immediately paid in full. All other payments have / and will be kept current. Thank you for your interest, and I will not let you down. Please email me if you have any further questions.
What do you plan to use the loan for? Also, can you explain your two delinquencies in the last 16 months?	Greetings - My loan description above has been updated. Please see "Loan Description" area above. It also shows the reason for delinquencies as well. Thank you for your interest in funding my loan.
Are you in the military? If so what branch? Either way, what GS/O/E paygrade are you?	Hello - Thank you for your interest in funding my loan. I'm not in the military, but I am a civil servant working with the military overseas - Residence stated in the loan, is my state of legal residence. My paygrade is GS-13, Step 3, plus I receive free overseas housing, utilities, plus a overseas post allowance - all of these are on top of my General Schedule (GS) salary. If you have any further questions, please feel free to contact me again. Thank you.
Can you give us a breakdown, please, of your monthly expenses and budget? I am perplexed why someone with an $11k/month income needs a loan for $2k. Thanks, and good luck on your loan.	Greetings - My loan description above has been updated. Please see "Loan Description" area above. I did not provide monthly expenses and budget, as it's not needed once you read my new loan description. Thank you for your interest in funding my loan.
I am having a bit of difficulty understanding why you would need a loan for $2000 when you make more than that amount in one week of your employment. Can you explain your objective with this loan and how it applies to the "learning and training" description of your request?	Greetings - My loan description above has been updated. Please see "Loan Description" area above. Thank you for your interest in funding my loan.
Hiya. What are the two delinquencies listed on your credit record? Thanks!	Greetings - My loan description above has been updated. Please see "Loan Description" area above. It also shows the reason for delinquencies as well. Thank you for your interest in funding my loan.
Please help me understand why you need to borrow $2000 if you make $11k per month.	Greetings - My loan description above has been updated. Please see "Loan Description" area above. Thank you for your interest in funding my loan.
Purpose of loan?	Greetings - My loan description above has been updated. Please see "Loan Description" area above. Thank you for your interest in funding my loan.

Member Payment Dependent Notes Series 507907

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507907	$19,400	$19,400	16.07%	1.00%	May 3, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507907. Member loan 507907 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$26,400 / month
Current employer:	BATS Exchange	Debt-to-income ratio:	7.25%
Length of employment:	3 years	Location:	ATLANTIC HIGHLANDS, NJ

Home town:
Current & past employers:	BATS Exchange
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > My goal is to consolidate my debt from credits cards that have interest rates of 20, 24, and 26%. I'm a Sales Director with a Financial Exchange. When I came aboard 3 years ago there were only 20 employees, since that time the company has grown to 100+ employees and expanded to become a global Exchange. I have a history of paying my loans on time and have never defaulted. For an investor reviewing my profile, I would be safe and smart investment.

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	58
Revolving Credit Balance:	$31,852.00	Public Records On File:	0
Revolving Line Utilization:	88.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view loan applications showing the Borrower Profile (ID, Employer-Length of Time, Gross Income pm, Home Ownership, Location, Debt-to-Income Ratio); A condensed Transunion Credit Report (line totals but not individual items- Revolving Credit Balance (RCB) total $ debt but not $ balance owed each credit grantee- Amex, Home Depot, MC, Visa, etc); And- if borrower provided- the narrative information. I am interested to help fund your $19,400 DC loan but first I have these THREE questions: (1) What is BATS Exchange? (Narrative says financial exchange but I never heard of B-A-T-S or any similar abbreviation.) (2) Transunion C R shows $31,852 RCB debt (88.70pct usage all credit lines). Payments paid per month on RCB debts are what $ amount? (Total $ that actually PAID per month and NOT CC minimum $ payments DUE per month.) (3) If borrower's required employment-income verification "Credit Review" result is loan "Approved" for issue and later 100 pct funds, L C issues 3-year term note that has NO prepayment penalty. Length of time you intend loan to remain active before lenders receive final payment is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers all THREE questions. Member 505570 USMC-RETIRED 04.27.20 6:53 AM.	Thank you for your interest. BATS is the 3rd largest global exchange, behind NASDAQ and NYSE. 10% of all US and 5% of pan-Europe equity volume is traded through our technology on a daily basis. In addition we recently launched Options Exchange in the US. My monthly payments to CC are $1085. My goal is to complete payment of my loan in 2-3 years.
BATS Exchange?	Thank you for your note. BATS Exchange is the 3rd largest Exchange in the world behind NYSE and NASDAQ, executing 10% US and 5% pan-European equities throuigh our technology . In addition, we recently launched an Options Exchange.
Thanks for reply; No questions. FYI: After Home Office < $1 trial deposit verifies the borrower bank account loans next step is the Employment-Income Verification "Credit Review". Verification income is independent verification employment and vice verse. The Home Office Credit Review Team will contact you and specify what documents to submit- 2 recent pay stubs, or IRS 1040, or IRS T4506 Request for Copy Income Tax Return. After a Credit Review is completed application that all lenders view then reflects status "Approved". That benefits the borrower because: (1) The loan will attract lenders "Fence Sitting" until the required is completed before they commit their $. (2) After process completed, the funding pace quickens. (3) After the loan 100 pct funds net $ can be deposited quickly into bank account. Credit Review THE "KEY" ingredient to a borrower's loan being successfully funded. Credit Review considered PROACTIVE and can be completed quickly if borrower initiated. CREDIT REVIEW IS BEST COMPLETED DURING LOANS FUNDING. WAITING UNTIL THE LISTING AT END CREATES MULTIPLE CHAIN-DELAYS. Information benefits 1ST-time LC borrower. Lender 505570 US Marine Corps-RETIRED 04.27.2010 @ 10:49 AM ET.	thank you for this info, I will expedite by contacting the credit review group.

Member Payment Dependent Notes Series 507933

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507933	$6,800	$6,800	14.59%	1.00%	April 30, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507933. Member loan 507933 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,650 / month
Current employer:	Petco	Debt-to-income ratio:	14.30%
Length of employment:	4 years	Location:	Allendale, NJ

Home town:
Current & past employers:	Petco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > For my new motorcycle

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	24
Revolving Credit Balance:	$1,394.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at your job with Petco?	I am in control of 6 different stores and go to one or 2 each day to make sure there's sales and ads are all set correctly I actually make more money the I listed I just put what I bring home after taxes 401k and insurance thanks
Do you owe any mortgage on your house? Do you hold the deed/title to the house ***in your name***? Lastly, do you have a HELOC? Cheers!	I live at home with my parents so I have no rent or morgage
What kind of bike do you plan to purchase? Thanks.	A ninja zx6 636
Please list your monthly living expenses? Thank you in advance.	200 in student loans 104 for car insurance 200 for food and 100 for credit card.
2003?	Its a 2006 with 2600 miles for 5700.
That is a good price for so few miles and year model. I looked up your generic bike for MSRP and it said the 2003 would be in the $6000 range. I assume you are getting a good deal. I ride a Honda Shadow 750 cc. I will contribute to your "blue skies" dreams! Good luck and stay safe!	thank you and same to you i love hondas i own a 03 civic and i also have a CR125 2 stroke honda dirt bike

Member Payment Dependent Notes Series 507939

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507939	$15,000	$15,000	16.45%	1.00%	April 30, 2010	May 7, 2013	May 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507939. Member loan 507939 was requested on April 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	walmart	Debt-to-income ratio:	7.71%
Length of employment:	10+ years	Location:	Highland, CA

Home town:
Current & past employers:	walmart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	29
Revolving Credit Balance:	$8,608.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 507947

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507947	$3,000	$3,000	13.48%	1.00%	April 28, 2010	May 7, 2013	May 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507947. Member loan 507947 was requested on April 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	BRG Corporation	Debt-to-income ratio:	22.94%
Length of employment:	< 1 year	Location:	Yorktown, NY

Home town:
Current & past employers:	BRG Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/23/10 > I recently got a job as a Store Manager at a Midas Auto Repair Facility. American Express is killing me with 28% interest charges. I'm 23 years old and working 50 hours a week, my top priority is to get out from underneath Amex!

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,545.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 507952

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
507952	$6,000	$6,000	7.51%	1.00%	April 28, 2010	May 7, 2013	May 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 507952. Member loan 507952 was requested on April 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	CarMax	Debt-to-income ratio:	20.97%
Length of employment:	1 year	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	CarMax
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/23/10 > I plan to use the funds to purchase a vehicle unable to be financed through a traditional car loan. I am a good borrower because I am resposible with debts and pay on time. My monthly budget is approximately $1200 with an additional 800-1200 to use as I wish. I tend to save a lot, and I have the money borrowed already in savings but wish not to deplete the account. Therefore, I can pay off the loan at any time. I work in sales at CarMax and I am a normal W2-paid employee with great benefits and pay. CarMax is a very stable company and I plan to stay with the company indefinitely. Thank you.

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,243.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 508005

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508005	$15,000	$15,000	12.73%	1.00%	April 30, 2010	May 8, 2013	May 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508005. Member loan 508005 was requested on April 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	US Department of Veterans Affairs	Debt-to-income ratio:	13.02%
Length of employment:	1 year	Location:	Johnson Creek, WI

Home town:
Current & past employers:	US Department of Veterans Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/28/10 > Having the payments for a loan withdrawn from my bank account will not be a problem. I have enough income to support this loan. Repaying this loan will not be a problem.

A credit bureau reported the following information about this borrower member on April 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,765.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your role at the US Department of Veterans Affairs?	I am a Veterans Service Representative in the Pension Management Center.
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	I bought my home in 2004. I paid $165,000. I refinanced the home last year and received some equity. I currently owe about the the same amount that I bought it for, but with about $40,000 in increased property value since 2004.
What are you using the loan for?	One Time Fees Regarding a Recreational Property.
Hi. What do you plan on using the loan for?	One Time Fees Regarding a Recreational Property

Member Payment Dependent Notes Series 508022

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508022	$17,000	$17,000	7.88%	1.00%	May 3, 2010	May 7, 2013	May 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508022. Member loan 508022 was requested on April 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,500 / month
Current employer:		Debt-to-income ratio:	5.97%
Length of employment:	5 years	Location:	elkridge, MD

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/23/10 > need the loan to redo kitchen counter top, re-carpet house, paint and furnish Borrower added on 04/30/10 > Hi, Thank you for your question. The interest on the card is currently an APR of 11.99%. My goal is to paythis card off in the next 4 months.

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,307.00	Public Records On File:	0
Revolving Line Utilization:	26.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or source of income?	Hi I currently work as an Information Assurance Analyst working for Knowledge Consulting Group.
Could you please describe your job and employer?	Hi I am an Information Assurance Analyst working for Knowledge Consulting Group. I conduct Certification and Accreditationctivities for information systems. a
What is your source of income? Thank you.	I work as an information security analyst in the DC Metro area
What are your other $ monthly costs (mortgage, car, utilities, and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answer to this Q..	I spend an average monthly of $4500. this includes mortgage, car payment, utilities, cell phone, insurance and groceries
Good afternoon. I see that you have $4,307 in revolving credit balances. What is the APR of that card, or cards? Thank you very much.	Thank you for your question. the APR on this card is 11.99%. I am hoping to pay it off within 4 months. Thank you

Member Payment Dependent Notes Series 508044

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508044	$4,000	$4,000	14.96%	1.00%	April 29, 2010	May 7, 2013	May 7, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508044. Member loan 508044 was requested on April 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	us army	Debt-to-income ratio:	13.42%
Length of employment:	10+ years	Location:	killeen, TX

Home town:
Current & past employers:	us army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/23/10 > i plan to use the loan to move my new family to the states. i am a good borrow because i pay my bills on time and i have a stable job that i have been working at for 17 years. my monthly income varies due to unexpected circumstances. if possible can i get my loan payment to be due on the 15th of each month to reduce the chance of lateness or insufficient funds

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	26
Revolving Credit Balance:	$11,147.00	Public Records On File:	0
Revolving Line Utilization:	91.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where is your family now? What do you do for the Army? Why does your income vary?	Type your answer here. they are living in germany and i need the lan for there airline fare to come here. my job in the army is i am a sergent in the infantry. my income doesnt the that much just unexpected things like car repairs but my pay always stays the same.

Member Payment Dependent Notes Series 508137

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508137	$5,000	$5,000	12.73%	1.00%	April 29, 2010	May 8, 2013	May 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508137. Member loan 508137 was requested on April 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Comcast	Debt-to-income ratio:	1.53%
Length of employment:	10+ years	Location:	New Britain, CT

Home town:
Current & past employers:	Comcast
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > I am currently bidding on a contract within the city I reside. The contract is for furnishing and deliviering leaf bags within the city. I would use the funds to purchase the leafs bags(Approx.148,000). I have also purchased a motorcycle in march of this year, which I will only keep until September this year. The Bike is valued at $5,215. I will sell the motorcycle and repay the loan by October this year, at the latest. At that time, I will begin distributing the bags within the city for $0.20 per bag. There are 148,000 bags I would have to purchase for $5,400-6,000. This Job Would Bring in $15,000-20,000. I Would have 2 Employees working for me at 2,500 per worker. I would have atleast $10,000 profit. Although there is no guarantee that I will get the bid, I will not purchase the bags until knowing the status of the bid. Therefore I will still have the loan money itself to repay it, my income, and the motorcycle cash (atleast $4,000) in sept-oct.

A credit bureau reported the following information about this borrower member on April 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	15
Revolving Credit Balance:	$1,066.00	Public Records On File:	1
Revolving Line Utilization:	39.50%	Months Since Last Record:	82
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 508174

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508174	$10,000	$10,000	10.99%	1.00%	May 3, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508174. Member loan 508174 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	frito lay inc	Debt-to-income ratio:	16.29%
Length of employment:	10+ years	Location:	rochester, NY

Home town:
Current & past employers:	frito lay inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,107.00	Public Records On File:	0
Revolving Line Utilization:	69.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at frito lay inc?	I am a sales person, my duties include driving trucks and stocking supermarket warehouses.
What is the purpose of this loan? What is your position at Frito Lay?	My position in Frito lay is a sales man and truck driver
Can you describe your position with Frito Lay and how long you've been with the company? BTW, thank you for verifying your income!	I am a sales man, my duties include driving trucks and stocking supermarket warehouses.
What is the purpose of this loan?	To pay off a couple of credit cards, fix my car and have some money saved for the summer time
How will you use the loan funds.	To pay off a couple of credit cards, fix my car and have some money saved for the summer time
What is the purpose of the loan?	To pay off a couple of credit cards, fix my car and have some money saved for the summer time
Wat is the purpose of the loan?	To pay off a couple of credit cards, fix my car and have some money saved for the summer time
Wat is the purpose of the loan?	To pay off a couple of credit cards, fix my car and have some money saved for the summer time

Member Payment Dependent Notes Series 508175

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508175	$15,000	$15,000	14.22%	1.00%	May 4, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508175. Member loan 508175 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	State of Illinois	Debt-to-income ratio:	23.66%
Length of employment:	10+ years	Location:	SPRINGFIELD, IL

Home town:
Current & past employers:	State of Illinois
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/27/10 > I am looking to consolidate debt and get my finances back in order.

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	16
Revolving Credit Balance:	$76,416.00	Public Records On File:	0
Revolving Line Utilization:	85.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view loan applications showing Borrower the Profile (ID, Employer-Length of Time, Gross Income pm, Home Ownership, Location, Debt-to-Income Ratio); The condensed Transunion Credit Report (line totals but not individual items- Revolving Credit Balance (RCB) total $ debt but not $ balance owed each credit grantee- Amex, Home Depot, MC, Visa, etc); and- if borrower provided- the narrative information. I am interested to help fund your $15,000 DC loan but first I have these THREE questions: (1) Position (Job/Role) is for employer State of Illinois? (2) C R shows $76,416 RCB debt (85.00 pct usage all credit lines). Payments paid per month on RCB debts are what $ amount? (Total $ actually PAID per month and NOT CC minimum $ payments DUE per month.) (3) If the borrower's required employment-income verification "Credit Review" result is loan "Approved" for issue and later 100 pct funds, L C issues 3-year term note that has NO prepayment penalty. Length of time you intend loan to remain active before lenders receive final payment is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers all THREE questions. Member 505570 USMC-RETIRED 04.28.20 5:25 AM.	I am an executive overseeing of a medium sized department reporting to a constitutional officer (not Governor). I am currently paying about $1700 each month on this debt. Unsure depends on economy and housing market. I have a second house that could provide revenue if the market improves, otherwise 2-3 years.
What is your position with the State of Illinois, and what do you do in that role?	I am an executive overseeing a medium sized department reporting to a constitutional officer (not Governor).
Please explain your last delinquency and give the details of the nature of your $76K revolving credit balance.	I have not looked at my credit report recently and so I am not sure the delinquency to which you are refer. I think that I was late on a menards card because it was a 12 months no payment and I lost track of the date but the following month I made it up with all late fees. The only other thing that I can think of that might appear is a timeshare issue where I have surrendered the timeshare as I am allowed per their rules but they are still fighting me over the annual fees. With regards to the debt, the largest portion (probably 45K+) goes back several years to a short marrage and divorce. The majority of the remaining amount went towards the construction of a second home in 07 and 08 that due to the economy I was not able to finance the way I had planned.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Bank America 39000 (5%) Citi 22000 ($12k@0% balance at 24%) Chase 9400 (29%) Chase 550 (29%) Menards 1600 (24%) Lowes 550 (0% now soon 24%) Credit Union 1 1500 All except Bank America and Citi will be paid off with the loan.

Member Payment Dependent Notes Series 508195

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508195	$10,000	$10,000	15.33%	1.00%	April 30, 2010	May 8, 2013	May 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508195. Member loan 508195 was requested on April 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Sungard Higher Education	Debt-to-income ratio:	24.54%
Length of employment:	4 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Sungard Higher Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/24/10 > I plan to purchase an engagement ring and propose in May and I can't seem to get a good payment option. I heard many good things about this site and figured I'd give it a shot. I know my credit isn't great, but I always pay my loans on time. My monthly budget will be $400. I've been working for Sungard Higher Education for 4.5 years and is very stable. Borrower added on 04/25/10 > Sungard Higher Education provides IT services to college's and universities worlwide. I am currently based at Mount St. Mary's College providing end support to approximately 2,000 users. Borrower added on 04/25/10 > Sungard Higher Education provides IT services to college's and universities worlwide. I am currently based at Mount St. Mary's College providing end support to approximately 2,000 users.

A credit bureau reported the following information about this borrower member on April 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,060.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Sungard Higher Education?	Hi CriticalMiss - I am a Technical Support Specialist for Sungard. Sungardhe contracts out to College's, Universities worldwide. I am currently based at Mount St. Mary's College providing support to 2,000 users.
Lenders view loan applications that show a Borrower Profile (ID, Employer-Length of Time, Gross Income pm, Home Ownership, Location, Debt-to-Income Ratio); A condensed Transunion Credit Report (line totals but not individual items- Revolving Credit Balance (RCB) total $ debt but not $ balance owed each credit grantee- Amex, Home Depot, MC, Visa, etc); And, if provided, borrower narrative information. I am interested to help fund your $10,000 Wedding Expenses loan but first I have these FIVE questions: (1) Provide brief description employer Sungard Higher Education? (2) Your position (Job/Role) is for employer? (3) C R shows $19,060 RCB debt (60.70 pct usage credit lines). Payments paid per month on RCB debts are what $ amount? (Total $ actually PAID per month and NOT CC minimum $ payments DUE per month.) (4) If borrower's required employment-income verification the "Credit Review" result is loan "Approved" for issue and later 100 pct funds, L C issues a 3-year term note that has NO prepayment penalty. Length of time you intend loan to remain active before lenders receive final payment is: 6 months to 1 year? 1 to 2 years? 2 to 3 years? (5) You already have $19K in CC RCB debt and a25 pct Debt-to-Income Ratio. Are you absolutely sure that you really NEED to go another $10,000 deeper into never-ending debt cycle? Thanks for answers all FIVE questions. Member 505570 USMC-Retired-Lender 04.25.20 6:05 AM.	Hi USMC, 1 - SunGard Higher Education focuses on IT outsourcing for Higher Education clients. The projects range from short-term Info System implementations to full-service IT staffing. I am currently based at Mount St. Mary's College as a Technical Support Specialist I, providing technical services to about 2,000 students/faculty/staff. 2 - Provide Technical Support to end user. 3 - CC amex/300 a month, CC amex/100 a month, CC visa/200 a month, CC mastercard/300 a month, Car Loan/317 a month. I have never missed a payment or never been late. It is taking some time to decrease the amount due to high interest rates. 4 - I intend to payoff the loan sooner then 3 years, i would say 1-2 years. 5 - I know i'm putting myself in a bigger hole, but I cannot seem to find a better interest rate... I am certain I will be able to pay this off within 1- 2 years. Thanks for your time.
When do you plan on getting married? Could you describe what your budget will be like after you get married?	Hi Afern, I plan on getting married a year from my proposal date. My budget will stay the same, I don't plan on changing anything until my debts are paid off, even after getting married. If anything, I will try to pay down more and more of my debts. Thanks for your time.
Are you a teacher in that capacity? Given that this loan will be taking up about 10% of your earnings, could you give us a quick breakdown of your monthly budget?	Hi Member_555378, I am a staff member, providing Technical Support to Students and Faculty members of the school. My monthly budget breakdown: CC's - 1000/month (All 4 CC together) I always pay more then the minimum. Rent - 600/month Car Loan - 317/month This is my monthly breakdown. Thanks for your time.
Thanks for reply; No questions. FYI: After Home Office < $1 trial deposit verifies the borrower bank account loan next step is the Employment-Income Verification Credit Review. Verification income is independent verification employment and vice verse. The Credit Review Team will contact you and specify the documents to submit- 2 recent pay stubs, IRS 1040, or IRS T4506 Request for Copy of Income Tax Return. After a Credit Review completed application that all lenders view then reflects status "Approved". That benefits a borrower because: (1) Loan will attract lenders "Fence Sitting" until the required completed before commit their $. (2) After completed, funding pace quickens. (3) After a loan 100 pct funds net $ can be deposited quickly into bank account. Credit Review is THE "KEY" ingredient borrower's loan successfully funded. Credit Review considered PROACTIVE and can be completed quickly if borrower initiated. A CREDIT REVIEW IS BEST COMPLETED DURING LOANS FUNDING. WAITING UNTIL YOUR LISTING AT END CREATES MULTIPLE CHAIN-DELAYS. Information benefits 1ST-time L C borrower. Lender 505570 US Marine Corps-RETIRED @ 12:47 PM 04.25.2010	Yes, I am currently waiting for the bank verification, which should take 2-3 business days. Thank you for the information.

Member Payment Dependent Notes Series 508230

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508230	$4,000	$4,000	13.48%	1.00%	April 30, 2010	May 8, 2013	May 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508230. Member loan 508230 was requested on April 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Highway Supply	Debt-to-income ratio:	8.46%
Length of employment:	2 years	Location:	rio rancho, NM

Home town:
Current & past employers:	Highway Supply
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/25/10 > I am looking to consolidate my 3 credit cards which total the $1800. I am also trying to pay off a small payday loan which is $400. I had to break a lease at an apartment that I was renting with a roommate because that roommate left and I could no longer afford it on my own which left me with a large early termination fee of $1700. I would like to pay this before it negatively affects my credit. I am expecting my first child and putting multiple bills into one payment would provide a huge stress relief. I would like to get into my own home soon for my family and would not like any negative hits on my credit and this loan would help me do just that. I gross in roughly $2400 a month. After paying rent and utilities and making the minimum payments on the credit cards with the revolving interest it is hard to get back on top. Plus I make my monthly payments to the apartments to stop it from hitting my credit and my bi-weekly payments to the payday loan. I will soon be moving in with my fiancee and these small monthly payments would be easily paid on time. This is my first time trying to get a loan like this so please bare with me. Thankyou very much, Justin.

A credit bureau reported the following information about this borrower member on April 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,794.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Highway Supply and what do you do there?	It is a sub contracted company for the city of Albuquerque where we perform traffic control, sign making and installation and road striping. I myself use a specialty truck to eradicate existing road markings.
Lenders are generally reluctant to loan money to people who don't take the time to provide a loan description. If you could answer the following questions, it would greatly improve your chances of having your loan fully funded. 1) Can you list the debts you're consolidating? 2) Your credit report shows only $1800 in revolving credit balance, yet you're asking for $4k. What will the additional money be used for? 3) Can you give us an idea of your monthly budget? How will payments on this loan fit into that budget? Also note that if you have LendingClub verify your income (contact them for details) it will also improve your chances of having the loan funded. Thanks in advance, and good luck!	I am looking to consolidate my 3 credit cards which total the $1800. I am also trying to pay off a small payday loan which is $400. I had to break a lease at an apartment that I was renting with a roommate because that roommate left and I could no longer afford it on my own which left me with a large early termination fee of $1700. I would like to pay this before it negatively affects my credit. I am expecting my first child and putting multiple bills into one payment would provide a huge stress relief. I would like to get into my own home soon for my family and would not like any negative hits on my credit and this loan would help me do just that. I gross in roughly $2400 a month. After paying rent and utilities and making the minimum payments on the credit cards with the revolving interest it is hard to get back on top. Plus I make my monthly payments to the apartments to stop it from hitting my credit and my bi-weekly payments to the payday loan. I will soon be moving in with my fiancee and these small monthly payments would be easily paid on time. This is my first time trying to get a loan like this so please bare with me. Thankyou very much, Justin.

Member Payment Dependent Notes Series 508234

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508234	$7,000	$7,000	14.22%	1.00%	April 29, 2010	May 8, 2013	May 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508234. Member loan 508234 was requested on April 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,010 / month
Current employer:	Bank of America	Debt-to-income ratio:	7.04%
Length of employment:	< 1 year	Location:	Tempe, AZ

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,047.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since you have been with BOA for less than a year, please tell us about your previous employment history?	Previous to Bank of America, I have done collections for Citimortgage, billing and accounting for a real estate development company and an online advertising company, as well as assisting a senior loan officer for Wamu Home Loans.
you listed medical expenses in your subject line: Are we talking a major surgery upcoming or something in the past that you need to pay off?	This is for past medical expenses.
you listed medical expenses in your subject line: Are we talking a major surgery upcoming or something in the past that you need to pay off?	This is for past medical expenses.

Member Payment Dependent Notes Series 508247

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508247	$9,800	$9,800	12.73%	1.00%	April 30, 2010	May 8, 2013	May 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508247. Member loan 508247 was requested on April 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	Microsoft	Debt-to-income ratio:	1.78%
Length of employment:	4 years	Location:	Redmond, WA

Home town:
Current & past employers:	Microsoft
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/25/10 > I was a naive college student who charged his education (tuition/books) instead of taking a student loan. Now I am trying to finish paying off those "debts" by consolidating into 1 payment.

A credit bureau reported the following information about this borrower member on April 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	3
Revolving Credit Balance:	$65,133.00	Public Records On File:	0
Revolving Line Utilization:	43.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position with Microsoft, and what do you do in your role there?	I am an Operations Engineer and work on the Online Services
Could you please describe your delinquency from 3 months ago? Also, how did you accrue $65K in revolving debt?	The deliquency happened because before they reported me I called an requested the payoff amount which I paid. I never received another bill from them after payoff but then a few months after they called and said that I owed $5 still and that they reported it as deliquent. I am still fighting them to this day because 1. I have in writing the payoff statement and 2. It's $5 bucks..
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Dell Financial/Computer for School/$1959/29.9% BoA /Credit/Tuition/$4126/24.9% Citicard /Credit/ Books/ $1245 24.9% USAirways Credit / $1459 / 19.9% All will be paid off with this loan
Hello there, please let us know: 1. When did you buy your home? 2. How much did you pay for it? 3. What is the total outstanding balance on all the mortgages and HELOCs?	Bought the home in 2004.. Paid 370 for it,, outstanding 240, 30k in HELOC
What are your other $ monthly costs (mortgage/rent, car, utilities, and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answer to this Q..	Mortgage is $2500.. I have no car payments. Utilities are about $250 a month. Home insurance is included in the mortgage. Car insurance is $540 every 6 months which we pay then instead of monthly. Phone/Internet is about $115 and combined. No gym, no childcare costs.
Just wanted to confirm your previous answer about your home. You said "Paid 370 for it,, outstanding 240, 30k in HELOC". Did you already pay 370K ?	No.. Sorry. Total of the house was 370,000. I owe 240,000 on the mortgage. So I've paid $130,000 so far. 30,000 is Home Equity.

Member Payment Dependent Notes Series 508280

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508280	$7,000	$7,000	7.51%	1.00%	May 3, 2010	May 8, 2013	May 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508280. Member loan 508280 was requested on April 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Fry-Reglet	Debt-to-income ratio:	15.58%
Length of employment:	3 years	Location:	Alpharetta, GA

Home town:
Current & past employers:	Fry-Reglet
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,375.00	Public Records On File:	0
Revolving Line Utilization:	41.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Fry-Reglet and what do you do there?	Fry-Reglet supplies extruded aluminum for applications in commercial construction. We also modify and fabricate material for a customer's specific needs; the idea being to complete as much of the construction as possible before shipment, and minimizing the amount of work performed at the actual construction site. For a more visual representation of what we provide, please visit fryreglet.com and fryintegral.com My job consists of pulling orders from stock material, with an emphasis on checking mine and other employees orders for accuracy. And thank you for your interest.
Hi. What debt are you consolidating, and how was it accrued? Thanks.	The loan is exclusively for dealing with Credit Card debt. I had been living credit card free for several years, before a job loss and moving expenses made them necessary. I also took a job with a friend's starting business previously, hoping to eventually own part of the business via sweat-equity. Unfortunately, with the low wage, I resorted to credit cards to make ends meet. Now that I've been employed for a few years with an established business with benefits, I am looking forward to getting away from credit card spending again.

Member Payment Dependent Notes Series 508289

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508289	$6,500	$6,500	7.51%	1.00%	April 28, 2010	May 8, 2013	May 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508289. Member loan 508289 was requested on April 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,671 / month
Current employer:	SAIC	Debt-to-income ratio:	16.57%
Length of employment:	6 years	Location:	ALBUQUERQUE, NM

Home town:
Current & past employers:	SAIC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/25/10 > The funds are going to pay off a closed credit card account. The account is in good standing and I've been paying on time. I'm applying for the loan for two reasons, the credit card account is 13.65% apr which I want to lower and to change the debt from revolving to a fixed period.

A credit bureau reported the following information about this borrower member on April 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	8.49%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is SAIC and what do you do there?	SAIC is a large company (40,000+ employees) which does mainly government contract work. It's similar to Lockheed-Martin, Raytheon or Boeing. I am an electrical engineer there who supports government contracts won by the company.
Hello. Besides your mortgage do you have other major debts such as a home equity loan, education loan, rentals or vacation homes? Your answer is appreciated. Wishing you the best.	One other major debt which is a student debt that I've been paying on for 7 years with another 8 to go. The interest rate on it is so low (3.75%), I will generally add principle to my house before I pay it down. No rentals or vacation homes. The only credit card I had, I closed 3 months ago and this loan will convert it to a fixed period debt.

Member Payment Dependent Notes Series 508314

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508314	$3,000	$3,000	10.62%	1.00%	April 29, 2010	May 8, 2013	May 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508314. Member loan 508314 was requested on April 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Peacock Apparel Group	Debt-to-income ratio:	2.48%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	Peacock Apparel Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/24/10 > Borrowing advance funds for moving (first month and security). Loan will be predominantly paid with previous apartment's security deposit of $2595, remaining balance to be paid off in the following months.

A credit bureau reported the following information about this borrower member on April 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	39
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Peacock Apparel Group and what do you do there?	Hi, Peacock is an LLC that owns brands and licenses for clothing lines, mainly menswear. I have started a new job as a graphic designer after being unemployed for a year. I am making 70K less, thus my need to make some living changes. Due to timing and circumstance, a loan keeps me from bottoming out before I can began to earn and save again.

Member Payment Dependent Notes Series 508319

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508319	$12,000	$12,000	13.11%	1.00%	April 30, 2010	May 8, 2013	May 8, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508319. Member loan 508319 was requested on April 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,792 / month
Current employer:	Columbia Bank	Debt-to-income ratio:	20.02%
Length of employment:	5 years	Location:	LIVE OAK, FL

Home town:
Current & past employers:	Columbia Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,815.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your postion at Columbia Bank and what do you do in your role there?	I'm currently a Branch Operations Manager at the Turner Rd. Branch Office. My position requires overseeing the operations of the branch which includes scheduling, customer service, retail, handling/resolving balancing issues and assisitng the Branch manager as needed & in her abscence.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Will> Campus CU, Suwannee River Fcu, Discover HSBC Won't> US Bank

Member Payment Dependent Notes Series 508365

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508365	$10,000	$10,000	12.73%	1.00%	April 30, 2010	May 9, 2013	May 9, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508365. Member loan 508365 was requested on April 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Fred Meyer	Debt-to-income ratio:	9.57%
Length of employment:	8 years	Location:	MONROE, WA

Home town:
Current & past employers:	Fred Meyer
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	21
Revolving Credit Balance:	$2,400.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Fred Meyer and what do you do there?	Fred Meyer is a large retail and grocery store. I am a food clerk there. It is similar to a super walmart.
What is this loan for? If going to school, how will you repay while a student?	it is going to pay for school and pay off the rest of my car payment so I will only have loan payment to pay. I also work full time and that helps alot with money just not enough.
Are you going to continue going working while in school?	yes, trying to work as many hours as I can and also using many hours of vacation
What are your current monthy expenses? Please detail them. Thanks!	I have about $1700.00 month in expenses from car to PUD the credit cards are all paid off except the one with tution on it.
Hello, i just had a few questions. 1. What are you going back to school for? 2. Please break down and DETAIL your monthly expenses currently, and what you expect them to be after school starts. Thank you.	I am going to get a law and justice degree, and become a police officer. I have a 215, 42.50, 1360.0, 60, 100 that is for car water house (all the insureses and house things) cable and PUD

Member Payment Dependent Notes Series 508383

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508383	$20,000	$20,000	13.48%	1.00%	May 4, 2010	May 9, 2013	May 9, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508383. Member loan 508383 was requested on April 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Piermont Wealth Management	Debt-to-income ratio:	23.84%
Length of employment:	5 years	Location:	deer park, NY

Home town:
Current & past employers:	Piermont Wealth Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/25/10 > I need a loan to pay for my wedding; i will have plenty of money after the wedding to pay my loan. I have great credit, always pay my bills on time and I am in desprate need of money for wedding coming up July 3, 2010. My fiance's family fell through on giving us funds and have put us in a hard situation. I have a steady job; been there for 5 years in a manager position; My fiance is FDNY in NYC and is a personal trainer. We work hard and make a good living but weddings on LI are just expensive! Thanks!

A credit bureau reported the following information about this borrower member on April 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,377.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Piermont Wealth Management and what do you do there?	HI! Piermont is an independent fee-only wealth management firm for high-net worth investors. Although wearing many hats there, my main position is client relations and generating financial plans. I also take care of all administrative work (HR, insurance, employee benefits etc.) and compliance (SEC filings, IARD, compliance manuals etc.). I hope this answered your question, please feel free to ask more. Jackie
Is your fiance employed? If so, what will your combined annual income be?	Yes my fiance is FDNY for New York City and he is also a personal trainer for EFT. Our combined annual income is $140,000 per year. He receives an annual raise every January as well. Thanks for your interest. Jackie
What are your other $ monthly costs (mortgage/rent, car, utilities, student loans, insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answer to this Q..	HI! I live with my fiance who picks up the household expenses (phone, cable, internet, utilities, cell phone). I pay $300 towards rent to him, my student loans are $100 p/mo, gym membership is $19.99, no childcare, my car is $600/mo but I get a $300 car allowance and I have a company gas card. I have credit card bills around $300/mo. Right now I am paying a lot towards wedding expenses which will thankfully stop next month! Hope this answered your question.

Member Payment Dependent Notes Series 508406

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508406	$3,500	$3,500	11.36%	1.00%	April 28, 2010	May 9, 2013	May 9, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508406. Member loan 508406 was requested on April 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,862 / month
Current employer:	TW&C	Debt-to-income ratio:	11.39%
Length of employment:	< 1 year	Location:	Folsom, CA

Home town:
Current & past employers:	TW&C
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	36
Revolving Credit Balance:	$1,448.00	Public Records On File:	0
Revolving Line Utilization:	10.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is TW&C and what do you do there?	Private armed security for a military installation.

Member Payment Dependent Notes Series 508412

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508412	$12,000	$12,000	10.25%	1.00%	April 30, 2010	May 9, 2013	May 9, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508412. Member loan 508412 was requested on April 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,817 / month
Current employer:	US Government	Debt-to-income ratio:	17.21%
Length of employment:	3 years	Location:	Alexandria, VA

Home town:
Current & past employers:	US Government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/25/10 > This loan is to help consolidate my debt, get my debt out of the hands of the big banks, get me out of my upside down car note so I can be car free, and prepare me to buy a house in a couple of years. Thanks!

A credit bureau reported the following information about this borrower member on April 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	49
Revolving Credit Balance:	$10,790.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the amounts and rates of the cc that you will be replacing?	Sure...let's see.... A. $4600 at 20.99% B. $2055 at 13.99%
Your loan request is 12,000 and the credit cards only total 6,700 - please account for the difference	Well, my original request was for 10,000 but the Lending Club website suggested a 12,000 loan for the same interest rate and with a $100 bonus for taking the 12,000....something like that, so I figured the extra two wouldn't hurt. I'm approximately 3,000 upside down on my car loan. I don't really need a car anymore so I intend to pay down the car note to the cars value and then sell the car. So, that's 6,700 cc, 3000 car, and 2,300 extra...which I'm going to use to prep the car for sale, and then hold onto the rest for a little cushion.

Member Payment Dependent Notes Series 508429

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508429	$10,000	$10,000	10.99%	1.00%	April 30, 2010	May 9, 2013	May 9, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508429. Member loan 508429 was requested on April 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Freed Maxick and Battaglia CPA PC	Debt-to-income ratio:	13.00%
Length of employment:	1 year	Location:	SCOTTSVILLE, NY

Home town:
Current & past employers:	Freed Maxick and Battaglia CPA PC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/25/10 > This loan will all go towards paying off existing debts. The reason that I am taking this loan out is that the interest rate is less than that of my existing interest rates. This loan will not increase my total outstanding debt. I have never missed a payment on my existing debt. Since this will not increase my current monthly payments, I will have no trouble with these payments.

A credit bureau reported the following information about this borrower member on April 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1974	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,536.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Freed Maxick and Battaglia CPA PC and what do you do there?	It is a public accounting firm. I work as a full-time staff accountant. I mainly work in financial statement audits, but I also have done tax work in the past. I recently received by CPA license.

Member Payment Dependent Notes Series 508431

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508431	$3,000	$3,000	14.59%	1.00%	May 4, 2010	May 9, 2013	May 9, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508431. Member loan 508431 was requested on April 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	professional quality construction llc	Debt-to-income ratio:	9.46%
Length of employment:	3 years	Location:	mt angel, OR

Home town:
Current & past employers:	professional quality construction llc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/25/10 > personal loan Borrower added on 04/26/10 > pay bills Borrower added on 04/26/10 > personal loan Borrower added on 04/26/10 > Trip to hawaii

A credit bureau reported the following information about this borrower member on April 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	47
Revolving Credit Balance:	$1,369.00	Public Records On File:	0
Revolving Line Utilization:	62.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is professional quality construction llc and what do you do there?	roofer and work on mobile homes.
Hello. 1. Can you please give details to what types of bills you are looking to consolidate? (Balances, APR's, current monthly payments) 2. Can you please address 8 inquiries on your credit report in the last 8 months? 3. And finally, please address a delinquency on your credit report 4 years ago. Thanks and good luck!	credit card, personal loan

Member Payment Dependent Notes Series 508481

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508481	$5,500	$5,500	10.99%	1.00%	May 3, 2010	May 9, 2013	May 9, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508481. Member loan 508481 was requested on April 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Arthur J Gallagher	Debt-to-income ratio:	18.55%
Length of employment:	1 year	Location:	Schaumburg, IL

Home town:
Current & past employers:	Arthur J Gallagher
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/25/10 > I am trying to pay off a car loan I took out for a former friend of mine at a high percentage rate. This person has stopped paying this loan, so I am now stuck with this car and want to pay off the loan (currently $3500) and try to sell the car . The remaining balance will be used to pay off a high interest credit card. I expect to pay this loan off a lot faster than the current 3 year term.

A credit bureau reported the following information about this borrower member on April 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,529.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at AJG?	Senior Staff Accountant

Member Payment Dependent Notes Series 508564

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508564	$15,000	$15,000	13.11%	1.00%	May 3, 2010	May 9, 2013	May 9, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508564. Member loan 508564 was requested on April 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Koch Supply and Trading LP	Debt-to-income ratio:	12.50%
Length of employment:	< 1 year	Location:	HOUSTON, TX

Home town:
Current & past employers:	Koch Supply and Trading LP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > This loan is for bill consolidation. I believe I am a very good risk because I have strong cash flow from a very stable, 6-figure job. I work for the largest privately held corporation in America, Koch Industries.

A credit bureau reported the following information about this borrower member on April 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1974	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,112.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Koch Supply and Trading LP and what do you do there?	A Koch Industries (Wichita, KS) company. Engaged in crude oil refinery supply and trading of crude, refined products, natural gas, metals, coal & power.
What do you do at Koch? What was your job before Koch?	Physical Risk Manager. A trading company is all about identifying its risks in a deal and establishing a cost for risk. You then work those costs into the deal evaluation to determine if the deal makes sense. I deal in cargo measurement issues (Loss vs gain), insurance costs, weather risks to staff and structure, risk exposure within terminals where we operate. I worked six years for ExxonMobil, responsible for refinery feedstock quality issues and Industry intelligence.
why the 6 recent credit inquiries? did any result in new credit/debt?	Refinancing the house; don't know how many inquiries that generated. Purchased new tires/service for wife's car on Sears card.

Member Payment Dependent Notes Series 508579

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508579	$10,000	$10,000	10.25%	1.00%	April 30, 2010	May 9, 2013	May 9, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508579. Member loan 508579 was requested on April 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,842 / month
Current employer:	Bemis	Debt-to-income ratio:	12.93%
Length of employment:	4 years	Location:	Bronx, NY

Home town:
Current & past employers:	Bemis
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Bemis and what do you do there?	Bemis is an international flexible packaging company. I am a certified Lean Six Sigma Black Belt, focusing on continuous improvement.
Could you describe what do you plan to use the loan for? Is this some type of purchase? What is meant by the title? Are you out of control now?	I intend to use the loan to consolidate debt while reducing my monthly expenses. The title is representative of how I should always be in control on my financial live.
Where were you certified?	Alcan-Rio Tinto/George Group (now part of Accenture)
What loans (balances and rates) are you going to replace?	I am replacing my auto loan

Member Payment Dependent Notes Series 508640

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508640	$5,500	$5,500	12.73%	1.00%	April 29, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508640. Member loan 508640 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	INTERNAL REVENUE SERVICE	Debt-to-income ratio:	16.80%
Length of employment:	10+ years	Location:	bluepoint, NY

Home town:
Current & past employers:	INTERNAL REVENUE SERVICE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > I pay all my bills on time and always send in extra when i can. This tax thing was unexpected and because I could lose my job by not paying my taxes,,that is why i have to put myself in this position to borrow but i am a good risk since i would never not pay a bill.

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,105.00	Public Records On File:	0
Revolving Line Utilization:	93.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the IRS?	Type your answer here. I work in customer service.
what is the makeup of your $36k in revolving debt?	Type your answer here. CAPITAL ONE,DISCOVER,CHASE.
Give people more detail. Lenders like to fund people working for large government agencies but as is people will wonder why the revolving debt is so high.	Type your answer here. revolving debt high due to helping boyfriend with medical bills since he had no insurance but wasn't poor enough to be eligible for medicaid.
What are your other $ monthly costs (rent, car, utilities, credit card payments,insurance, phone, internet, food, gym as applicable)? Thanks for your answer to this Q..	Type your answer here. Approximately $2,100.00 per month.

Member Payment Dependent Notes Series 508644

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508644	$6,000	$6,000	10.99%	1.00%	April 30, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508644. Member loan 508644 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Divine Dining	Debt-to-income ratio:	0.64%
Length of employment:	10+ years	Location:	Conway, SC

Home town:
Current & past employers:	Divine Dining
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/29/10 > The loan will be used for paying off debt, and minor home improvements. This will pay off all of my credit cards which I currently pay about $350 a month on so the payment should not be a problem, in fact I hope to pay it off faster than 3 years.

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	20
Revolving Credit Balance:	$930.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to use the loan for?	Payoff some debt and home improvement
What is Diving Dining, and what do you do there?	Sorry it is a company that owns several restaurants and I am an area manager. Thanks
LOAN DESCRIPTION? You have not provided any form of loan description. Your loan may not be fully funded because of this. You are competing against 200 other borrowers seeking my funding dollars. Please update your loan description to provide a complete and detailed explanation of how you will use the loan proceeds and how the payment will fit into your monthly budget. You can???t expect lenders/investors such as myself to fund your loan without knowing the details. I encourage you to read profiles of many other borrowers to examine the information they have provided for lenders to review.	I'm sorry I thought I will take care of that now.

Member Payment Dependent Notes Series 508655

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508655	$9,250	$9,250	11.36%	1.00%	April 30, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508655. Member loan 508655 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Bricmont	Debt-to-income ratio:	24.76%
Length of employment:	2 years	Location:	washington, PA

Home town:
Current & past employers:	Bricmont
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,007.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Bricmont and what do you do there?	Bricmont, Inc. provides complete solutions to its clients??? heat transfer needs. From initial engineering studies and analyses through project management, construction and commissioning to training the operators, Bricmont covers all aspects of designing and building many types of industrial equipment. These include tunnel furnaces, walking beam and walking hearth furnaces, mechanical handling equipment, pusher furnaces, emission control systems, heat treat furnaces, and rotary hearth furnaces. Bricmont also offers full furnace upgrades.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	CC/3000/13.8% CC/3700/15.24% PL/1000/22.5% CC/1000/ 18.9%

Member Payment Dependent Notes Series 508722

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508722	$3,700	$3,700	6.39%	1.00%	April 28, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508722. Member loan 508722 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Virginia Commonwealth University	Debt-to-income ratio:	10.03%
Length of employment:	3 years	Location:	Richmond, VA

Home town:
Current & past employers:	Virginia Commonwealth University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > My wife and I live in a century-old house in a historic neighborhood. Our downstairs half bath hasn't been renovated since the 1960s and we're going to do a full update - new tile, new toilet, new sink, redo the walls, etc. I'm a professor at a university and my wife is a university administrator. Borrower added on 04/26/10 > My wife and I life in a century-old house in a historic neighborhood. Our downstairs half bath hasn't been renovated since the 1960s. We're going to replace everything - tile, sink, toilet, redo the walls, etc. I'm a university professor and my wife is a university administrator.

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,636.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Why do you have so much revolving credit debt (your credit history shows $14,636)? Is part of this a home equity loan or money used for a down payment on a home? Do you have tenure? Your answers are appreciated. Wishing you the best.	I am an assistant professor - three years from going up for tenure. We have about $14,000 in credit card debt because we just adopted a baby girl from Ethiopia and we financed part of the adoption on the card. As you probably know, there's a large adoption tax credit - $13,000 - that we're waiting on. So we'll pay off the card with our tax refund. Hope that answers your questions. Let me know if there's anything else.

Member Payment Dependent Notes Series 508736

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508736	$2,100	$2,100	6.76%	1.00%	April 28, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508736. Member loan 508736 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,117 / month
Current employer:	Sarnoff Corporation	Debt-to-income ratio:	2.81%
Length of employment:	10+ years	Location:	Reading, PA

Home town:
Current & past employers:	Sarnoff Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 25, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$865.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Sarnoff and what do you do there?	Sarnoff is named after General David Sarnoff who founded and was the first president of RCA Corporation. Known as the "labs" The David Sarnoff Research Center in Princeton was the Research & Development lab for RCA. I have been employed here for 28 years in the Information Technology department and have worked my way up to a Sr. System Administrator.
Hi. What will this loan be used for? Thanks.	This loan will be used to purchase a used car from a co-woker so that my newly licensed son can have a car to take both he and his sister to school each day.

Member Payment Dependent Notes Series 508759

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508759	$5,000	$5,000	11.36%	1.00%	April 29, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508759. Member loan 508759 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,983 / month
Current employer:	St. Cloud State University	Debt-to-income ratio:	17.56%
Length of employment:	10+ years	Location:	Saint Cloud, MN

Home town:
Current & past employers:	St. Cloud State University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > I will be using the funds to consolidate debt. I have had the same employer for 23 years and have a stable, full-time salary. I will arrange to have direct withdrawl payments from my checking account to repay loan payments.

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,820.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at the University?	Associate Registrar (Office of Records & Registration)
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	I have two accounts specificaly that will be paid. Both are Wells Fargo Financial Services accounts. The comgined balances on these accounts is approximately $3,400. I will use the rest to pay on other outstanding debt with higher APR.
What are your other $ monthly costs (mortgage/rent, car, utilities, and other recurring household expenses eg insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answer to this Q..	Rent/Utilities: 1175 Car: 227 Food, Insurance, Household Misc. 340 No children. Not married.

Member Payment Dependent Notes Series 508764

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508764	$9,000	$9,000	13.85%	1.00%	April 30, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508764. Member loan 508764 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	U.S Army Civilian Contractor	Debt-to-income ratio:	22.54%
Length of employment:	< 1 year	Location:	Harvest, AL

Home town:
Current & past employers:	U.S Army Civilian Contractor
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,978.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Which contractor do you work for?	I work for the US Army as a Civilian
What was your previous employment? What loan amounts and interest rates will you be paying off? Thanks.	My last job was doing the same thing I am doing now with ERC INC. I was with ERC for almost 5 years, but just was made Government doing the same job. 6500 at 24.99% 2000 at 15.49%

Member Payment Dependent Notes Series 508777

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508777	$25,000	$25,000	19.04%	1.00%	May 3, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508777. Member loan 508777 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Travelers Insurance	Debt-to-income ratio:	12.88%
Length of employment:	4 years	Location:	HARTFORD, CT

Home town:
Current & past employers:	Travelers Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	19
Revolving Credit Balance:	$29,007.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view loan applications showing the Borrower Profile (ID, Employer-Length of Time, Gross Income pm, Home Ownership, Location, Debt-to-Income Ratio); A condensed Transunion Credit Report (line totals but not individual items- Revolving Credit Balance (RCB) total $ debt but not $ balance owed each credit grantee- Amex, Home Depot, MC, Visa, etc); And- if borrower provided- the narrative information. I am interested to help fund your $25,000 DC loan but first I have these FOUR questions: (1) Position (Job/Role) is for employer Traveler Insurance? (2) C R shows $29,007 total RCB debt (83.60 pct usage credit lines). Payments paid per month on RCB debts are what $ amount? (Total $ actually PAID per month and NOT CC minimum $ payments DUE per month.) (3) Your C R shows 1 credit payment delinquency 19 months past. Explanation is what? (4) If borrower's later required employment-income verification "Credit Review" result is loan "Approved" for issue and later 100 pct funds, L C issues 3-year term note that has NO prepayment penalty. Length of time you intend loan to remain active before lenders receive final payment is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers all FOUR questions. Member 505570 USMC-RETIRED 04.27.20 6:23 AM ET.	Hello, How are you doing today? Below are the responses to the questions that were asked above. Let me know if you need any additional information or have any further questions. (1). Current position with Travelers Insurance is Managing Director ??? Product Management ??? Personal Lines. (2) Actual payments made per month may vary on the month. Total payments made on a monthly basis are usually based on a budget of $1,000-$1,250 per month. (3) I believe the delinquency from 19 months ago was an American Express Card that was connected to a business I own. I was restructuring my business and all associated debts. At that time, AMEX did not indicate to me that this card was also attached to my personal credit and not just my business. I made a settlement on that card as part of the negotiation on the business financing restructuring. (4) I can provide employment verification and income at your convenience. Additional Note: The purpose of this loan is to consolidate all outstanding debts. As part of a necessary relocation last year I took a large loss on the sale of my home. This has created the large amount of total debt incurred. Current plan is to consolidate all debts and recover from the loss in 2009 over the course of 18 months.
What do you do at Travelers?	Hello, How are you doing today? Below is my response to the question above. Let me know if you need any additional information or have any further questions. Current position with Travelers Insurance is Managing Director ??? Product Management ??? Personal Lines.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Hello, How are you doing today? Below is the response to the question you asked above. Let me know if you need any additional information or have any further questions. Debt Balance APR Payment Plan Wells Fargo $3,426.38 23.90% $3,426.38 Capital One $4,739.71 17.90% $4,739.71 Wells Fargo $4,170.06 12.99% $4,170.06 Saks $2,391.75 17.99% $2,391.75 American General $13,708.81 12.99% $10,272.10 Total $28,436.71 $25,000.00
Several questions please. Thanks in advance for your answers. 1. Please explain the delinquency 19 months ago. 2. What was your previous job and for how long? Why did you leave? What is your position at Travelers? 3. How did you acquire the $29K of revolving debt? What steps are you taking to reduce/eliminate future debt? Thank you for your answers.	Hello, How are you doing today? Below are the responses to the questions that were asked above. Let me know if you need any additional information or have any further questions. (1) The delinquency from 19 months ago was an American Express Card that was connected to a business I own. I was restructuring my business and all associated debts. At that time, AMEX did not indicate to me that this card was also attached to my personal credit and not just my business. I made a settlement on that card as part of the negotiation on the business financing restructuring. (2). My previous position before working at Travelers was PC Staff Product Manager at Nationwide Insurance for 3 years. I left for a promotion into my current position with Travelers Insurance as Managing Director ??? Product Management ??? Personal Lines. (3) As part of a necessary relocation last year I took a large loss on the sale of my home. This has created the large amount of total debt incurred. Current plan is to consolidate all debts and recover from the loss in 2009 over the course of 18 months. (4) The greatest step I took after the sale of my home was to move into a small one bedroom apartment for 24 months. This decreased my rent expense by 50%. The savings that is generated by the reduction in living expenses is being applied to eliminate the total amount of debt incurred. ..
Thanks for reply; No questions. FYI: After Home Office < $1 trial deposit verifies the borrower bank account loans next step is the Employment-Income Verification "Credit Review". Verification income is independent verification employment and vice verse. The Home Office Credit Review Team will contact you and specify what documents to submit- 2 recent employer pay stubs, or latest IRS 1040, or if self-employed or business owner seeking business financing, the IRS T4506 Request for Copy Income Tax Return. After a Credit Review completed application that all lenders view then reflects loans status "Approved" for issue after funding completed. "Approved" status benefits the borrower because: (1) The loan will attract lenders "Fence Sitting" until the required is completed before they commit their $. (2) After the process completed, funding pace quickens. (3) After the loan 100 pct funds net $ can be deposited quickly into bank account. Credit Review THE "KEY" ingredient to a borrower's loan being successfully funded. Credit Review considered PROACTIVE and can be completed quickly if is borrower initiated. CREDIT REVIEW IS BEST COMPLETED DURING LOANS FUNDING. WAITING UNTIL THE LISTING AT END CREATES MULTIPLE CHAIN-REACTION DELAYS. Information benefits the 1ST-time LC borrower. Lender 505570 US Marine Corps-RETIRED 04.27.2010 @ 11:27 AM ET. P.S.- I assume your loan repayment term length answer to be approximately 18 months.	Great. Thanks for the additional infomation.
You said you own your own business, is this in addition to working at Travelers Insurance? If so what kind of business is it?	Hello, Yes, my business is in addition to my work at Travelers. I own a women's boutique (Retail) that I have owned and operated for the past 3.5 years. However, with the exception of the one AMEX card I was not aware of, my business finances and my personal finances are kept completely separate. I do not overlap the two in any fashion. If you have any additional questions please let me know.
This loan is for 19% but over half of your current debt is at 13%, why are you paying of 13% debt with a 19% loan?	Hello, That is a great question. I am looking to consolidate my debts into one monthly payment. I do not intend to keep the debt long-term and I am looking to pay in full within the next 18-24 months. Having only one monthly payment that is being applied on one large loan will eliminate 5 monthly payments. I will be retaining some debt after the loan on the lowest inertest rate loan. The monthly payment on this consolidated loan is less than the minimum payments on my 5 outstanding accounts increasing my monthly cash flow and allowing for additional payments towards principal instead of just paying the minimum on a month to month basis.
FYI: if requested $23,500 loan modified by Home Office Credit Review Team to lesser $ amount: SIMULTANEOUS LOANS- Re: Lending Club Help, Borrower Information, How It Works, "Can I Apply for Multiple Loans?" Quote..."You may be able to apply for a second loan after 6 months of current payments in an existing Lending Club loan. You can only have a maximum of 2 loans in active repayment status on Lending Club...Borrower Membership Agreement, Section 3, "Loan Requests", Sentence 2 "You may not post more than one loan request on the site at a time and you may not have more than two loans outstanding at any given time"...End quote. Summary: After initial loan fully-funded, issued and borrower payments current for 6 months, subject to Lending Clubs' borrower credit review requirements, the borrower can list another loan for lender consideration and possible funding. Borrower may be able to advantageously use this information in 6 months. Member 505570 USMC-RETIRED 04.29.2010 @ 08:19 AM ET.	Thank you for the additional information.
I think what member JHU_Investor is suggesting is that you would be better served reducing your loan amount to cover any debt balances > 19%. I agree it's more convenient to pay 1 bill vs. pay 5 bills every month, but financially, you're probably losing money if paying more than the minimums.	Hello, How are you doing today? Thanks for the question. I do agree with the high level strategy proposed by JHU. The one piece that I did not initially clarify is each of my current debts are issued at variable interest rates. This means at any time they can be adjusted by the lender to a lower or higher rate. Based on the current market trends I fully expect my Wells Fargo account that is at 12.99% to move to 23.99% to match my other account once it renews in a few months. That is what happened on the other Wells Account. The American General Account at 12.99% is also a variable rate but has a bit more stability than the Wells Account. However, I am also concerned with the renewal on that account as well. When I initially took out those accounts my score was 725. Unfortunately, with the losses I took in 2008-2009 on my home and investments I took a hit on my score. I fully expect significant increases in APR once my account renews. When I was doing my due diligence on funding options for debt consolidation the reason I chose Lending Club is because the APR is fixed. With this option at least I know and can plan for what is going to occur. With my other accounts I am subject to change in markets and the lenders discretion. Let me know if you have any questions or need any additional information.

Member Payment Dependent Notes Series 508802

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508802	$8,000	$8,000	14.96%	1.00%	April 30, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508802. Member loan 508802 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Northsore	Debt-to-income ratio:	20.72%
Length of employment:	5 years	Location:	Evanston, IL

Home town:
Current & past employers:	Northsore
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	26
Revolving Credit Balance:	$7,519.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	I plan to pay off two of my capital one credit cards. I owe 1900 and 2300 dollars on these respectively. I make 200 dollar payment each month towards these. Also i have two chase credit cards with 1200 and 2000 dollars on them and i pay 150 dollars in payment towards these. I also have 300 on my macy card and i pay 40 dollars each month tp pay that off. So in total i pay 400 dollars each month towards paying all my cards off. I hope that answers your question.
What is "Northsore" and what do you do there?	Its a hospital and i am a researcher in their research wing.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	I have 4 credit cards that i want to pay off. The APR on those is from 14%-21%. I have two capital one cards with 1900 and 2300 dollars on them respectively. Also i have two chase cards with 1200 and 2000 on them and one macy charge card with 300 on it. I want to pay all these off with this loan so that i can make just one monthly payment. I hope this answers your question
What are your other $ monthly costs (mortgage/rent, car, utilities, student loans, insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answer to this Q..	My rent is 800 dollars. Car and insurance is 300. Phone and internet is 50. i spent around 150 on rest of the stuff. I also want to clear that my gross income is 3700 dollars. I got it confused with net income on my profile.

Member Payment Dependent Notes Series 508804

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508804	$6,000	$6,000	14.96%	1.00%	April 28, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508804. Member loan 508804 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Sheboygan Area School District	Debt-to-income ratio:	16.45%
Length of employment:	10+ years	Location:	Sheboygan, WI

Home town:
Current & past employers:	Sheboygan Area School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > This loan will help me consolidate some of my bills. Paying back over 36 months will work very well for me. Thank you!

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,122.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the school district?	I am an English teacher at North High School. This is my 30th year teaching and I still very much enjoy doing it.
Are you a teacher with Sheboygan schools? Are they doing layoffs anytime soon? I read they have budget issues.	This is a good question -- the layoffs do not affect me; I am very high on the seniority list. There are some younger teachers that are getting laid off. This has been due to some of the budget issues that our school district is facing. Hope this helps. Thanks
What loans will you be consolidating? At what interest rates are the current loans?	Before the new credit legislation went into effect, I received notice from two companies that upped the interest rate to 29% APR and 24.99% APR. while they still could. I had never missed an on time payment. I do not know if other people have experienced this, but it was very frustrating for me. One has a balance of $2876.00 and the other is $3210. I see the Lending Club as a good fit and a win/win solution. Thanks!

Member Payment Dependent Notes Series 508809

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508809	$12,000	$12,000	10.25%	1.00%	April 30, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508809. Member loan 508809 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,908 / month
Current employer:	Bank of America	Debt-to-income ratio:	23.66%
Length of employment:	< 1 year	Location:	Newport, NH

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/28/10 > I just had my first child, a little boy on Thanksgiving, since I had recently switched jobs I had unpaid leave and not great insurance, I am still heavily in debt with hospital bills from his birth because it was a comlicated labor and I had to be treated numerous days after he was born. My job is stable and I have a steady budget, this loan will allow me to pay off all the remaining debt to ease my mind so that I have a lower monthly payment and will allow me to have a little more money to put aside for his future.

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,008.00	Public Records On File:	0
Revolving Line Utilization:	18.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at BOA, and where did you work prior to BOA?	I am a Sales and Service Specialist, meaning, I work in a banking center and am the single multi tasker filling in wherever needed - lobby, center desk, teller mgr, personal banker, etc. I am trained in each position and focus on Ops. Previously, when I graduated from college I worked as a Credit Analyst for Yankee Farm Credit, however, it was primarily data entry which I did not enjoy.

Member Payment Dependent Notes Series 508828

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508828	$5,000	$5,000	13.11%	1.00%	April 29, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508828. Member loan 508828 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,272 / month
Current employer:	Baltimore Washington Medical Center	Debt-to-income ratio:	8.45%
Length of employment:	4 years	Location:	SEVERNA PARK, MD

Home town:
Current & past employers:	Baltimore Washington Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > My loan is to pay off some student loans I have at higher interest rates, and to decrease my debt to become debt free.

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,570.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the medical center?	The interest rates are both 24.99% one loan is 4650.00 and the other is 2683.00
What is the current interest rate on your student loans? Please also list the loan amount(s).	The interest rate is 24.99% and the amounts are 4650.00 and 2387.00
Could you please contact LC to expedite the process of verifying your income? You will receive many more lenders! Also, what is your time-line for repaying this loan? Thanks!	I am going to pay the loan asap. My income is verified I spoke with someone.
You didn't answer the question asked: What do you do at the medical center?	I work in the Er doing patient registrations.

Member Payment Dependent Notes Series 508855

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508855	$8,000	$8,000	10.25%	1.00%	April 30, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508855. Member loan 508855 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Precision Capital	Debt-to-income ratio:	9.74%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	Precision Capital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > I have credit cards with APR's of 16-18% and this loan will be used to consolidate them at a lower rate.

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,613.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	I have 3 credit cards with balances. Chase- $4,970 APR- 16.24% AMEX- $2,570 APR- 16.24% Both of which will be paid off with this loan. Then I have another card at $3,596 that is at 0% for the next 8 months. This will not be paid off.
What is Precision Capital and what do you do there?	Precision Capital is a private equity fund to funds firm. We pool investors money and invest in high minimum private equity funds. I am in charge of investor relations and assist the CFO with quarterly reporting.
What are your $ monthly costs (mortgage/rent, car, utilities, CC payment not covered by this loan, insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answer to this Q..	Rent- 970 Car- 0 (Live in NYC) Utilities- 150 Phone- 110 Student Loans- 200 Insurance- 33 Food- 200 CC- 500 Subway- 89

Member Payment Dependent Notes Series 508864

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508864	$15,000	$15,000	9.88%	1.00%	May 4, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508864. Member loan 508864 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Cascade Steel	Debt-to-income ratio:	18.02%
Length of employment:	9 years	Location:	Carlton, OR

Home town:
Current & past employers:	Cascade Steel
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1977	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,525.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Cascade Steel and what do you do there?	Cascade Steel is located in Mcminnville Or. We are steel mill we have a melt shop which melts scrap at a rate of 100 tons a hour two rolling mills one which makes wire rod the other rebar. We are owned by Schnitzer Steel. I've been a transportation forman for five years I've work there for 26 years.

Member Payment Dependent Notes Series 508921

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508921	$13,000	$13,000	13.11%	1.00%	April 30, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508921. Member loan 508921 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	BioLife	Debt-to-income ratio:	19.84%
Length of employment:	2 years	Location:	Appleton, WI

Home town:
Current & past employers:	BioLife
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > I plan to use this loan to pay off my highest interest credit cards. I have been managing my finances very responsible for the last two years after I graduated college and I'm looking for a faster way to pay off my debt. I am throwing away money with these high interest credit cards that I acquired during college and I want that to stop. I have set a goal of getting out of debt in 2 year. I am currently in the process of starting a second job so I can pay off my debt even faster. I am getting married in the next 2 years and I want to wipe my debt clean so I can start saving to buy a house. I believe I am a good borrower because I have taken full responsibility for my debt and I'm now a responsible spender; I pay for everything with check or cash. Also, I have paid all my bills on time and never miss payments. I can't wait to be out of debt! I have set many goals for myself, and getting out of debt is number 1 on my list. I also have a very secure job that I have received promotions in regularly.

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,426.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is BioLife and what do you do there?	BioLife Plasma Services is a plasma donation center where people can donate their plasma up to two times per week. I am a certified in all areas including: Medical History, Phlebotomy, and Plasma Processing. I primarily work as a phlebotomist. BioLife is a division of Baxter Healthcare.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	My debt consists of credit cards and school loans. The majority being credit card debt. I have 5 high interest credit cards I used in college ranging from 24.50% to 19.99% APR. The total sum of debt for these 5 cards equals $11,298. The rest of my debt lies in low interest credit cards and students loans with APR ranging from 13.24% to %8.74. That is all the information I am able to post.
What are your other $ monthly costs (mortgage/rent, car, utilities, student loans, insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answer to this Q..	Cell phone, student loan, and car payment sum = $213.92. I don't pay rent/utilities/insurance/internet/cable/groceries. I allow myself $100 per month for entertainment /restaurants /drinks etc. My fiance makes twice my annual income and pays the rent, utilities, cable, and food. We have focused my income towards paying off my debt. I have refused her offer to pay off my debt because it is my debt and I hold myself responsible.

Member Payment Dependent Notes Series 508927

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508927	$8,200	$8,200	13.85%	1.00%	April 30, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508927. Member loan 508927 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,667 / month
Current employer:	Recochem Inc.	Debt-to-income ratio:	6.65%
Length of employment:	10+ years	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	Recochem Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,992.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to use the loan for?	I have a very important (and expensive) family function coming up which will require me to purchase airfare, hotel, meals, etc. for my entire family of four. I also have a car lease coming due (my only vehicle) and getting a new one will require quite a bit of money down.
What is Recochem and what do you do there?	Recochem is a producer, formulator, contract packager and wholesale distributor of chemical products. I am the Business Development Manager for the USA and Latin America.
Please explain in detail exactly what you will use this money for. Thank you.	It is to book a family itinerary for a personal matter and to use towards a down payment in order to qualify for a new vehicle.
could you tell us about recochem's business prospects in the next 18 months? also, why aren't you just putting this on your credit card?	Respectfully, I would prefer not to get into specifics regarding Recochem's business prospects in this forum because I don't know who may be reading this reply and how the information may be used. What I can say is that we are highly respected market leaders in the segments we participate in, and we have undergone rapid expansion over the past several years. My particular business segment has seen double digit growth every year for the past 5 years and I am optimistic that this trend will continue.
ok, thanks, that's all i wanted to know about recochem. what about the 2nd question above?	I've answered a few questions so far and I'm not sure which one you are refering to. I can't (or don't know how) to see a history of the questions asked of me. If you repeat the question I'll definitely answer it.
my bad -- the question was, simply, why don't you just buy the tickets on your credit card? seems like it would be a lot simpler than coming here.	I only have a certain amount of credit and I use it for business expenses which easily go into several thousands of dollars per month. Those get reimbursed by the company but at any one time I'll be carrying a very high balance from the previous month's expenses. Simply put there's not enough available credit for this large expense plus revolving business expenses.
Could you please contact LC to expedite the process of verifying your income? You will receive many more lenders! Also, what is your time-line for repaying this loan? Thanks!	Will do - thanks for the tip. My intention is to pay the loan off within 6 - 12 months.

Member Payment Dependent Notes Series 508931

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508931	$3,000	$3,000	7.14%	1.00%	May 3, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508931. Member loan 508931 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,666 / month
Current employer:	target corporation	Debt-to-income ratio:	8.04%
Length of employment:	10+ years	Location:	creswell, OR

Home town:
Current & past employers:	target corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,107.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 508966

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508966	$3,000	$3,000	9.88%	1.00%	April 30, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508966. Member loan 508966 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Tom Cat Bakery, Inc	Debt-to-income ratio:	10.69%
Length of employment:	2 years	Location:	Bronx, NY

Home town:
Current & past employers:	Tom Cat Bakery, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > I am applying for a loan to help fund a Master Trader course offered by iFund Traders, LLC starting May 8, 2010. This course will significantly help further my skills as an aspiring Day Trader. You're assistance will be greatly appreciated. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	68
Revolving Credit Balance:	$5,468.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Tom Cat Bakery, Inc?	Good Afternoon. I work at Tom cat Bakery as a Lead Packaging Supervisor for their overnight operation. In a nutshell, I manage the packaging of all of the bread/sweets orders as well as the loading of all of the vehicles for early Am delivery. I work there during the 3rd shift to allow time during the day to Day Trade Equities(not the most desirable schedule).

Member Payment Dependent Notes Series 508972

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508972	$8,000	$8,000	14.22%	1.00%	April 30, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508972. Member loan 508972 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	West Coast Arborists, Inc.	Debt-to-income ratio:	6.96%
Length of employment:	9 years	Location:	Fresno, CA

Home town:
Current & past employers:	West Coast Arborists, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > My family is building a home on property that is already owned. In the next 3 months, it will be completed and we will be rent free. My debt is my first priority!

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	70
Revolving Credit Balance:	$12,860.00	Public Records On File:	1
Revolving Line Utilization:	65.60%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please explain your public record from 7 years ago?	7 years ago, I filed bankruptcy. At the time, I had taken a leave of absence at work, due to a health problem and I had too many bills to pay. I still had children living at home at that time as well. 8 years ago, I had a kidney transplant, I was off work for about 5 months for my recovery time. I was unable to keep up with my bills. I have had no complications with the transplant and am in good health presently.
Specifically, what are the loan proceeds to be used for?	I think I have enough funds to complete the building of our home, however I'm trying to secure a loan to make sure I have enough to complete building. I would also like to use a portion of the loan to pay off some credit cards and repay at a lower rate. All of my credit cards raised my rates and lowered my limits before the new laws went into effect.
What is West Coast Arborists, Inc. and what do you do there?	West Coast Arborists, Inc. is a statewide business, we contract with mainly municipalities throughout the state to do their tree maintenance, i.e. tree pruning, removals and planting. We have 6 offices throughout the state, I am the Office Manager of our Fresno, CA branch. I do all the Customer Service, all support work for this branch. I have been here 15 years. I am also a Certified Arborist.
Will you have a mortgage on the home? If so, in what amount? What are the monthly payments on the mortgage?	No, there will be no mortgage on the home, the home will be completely rent and payment free. The property is completely paid for, it is an inherited piece of property. There was another parcel of land that was sold in order to pay for the house that is being built, however it is being paid for in installments.

Member Payment Dependent Notes Series 508978

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508978	$5,000	$5,000	7.14%	1.00%	April 28, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508978. Member loan 508978 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,832 / month
Current employer:	honda	Debt-to-income ratio:	4.78%
Length of employment:	10+ years	Location:	bellefontaine, OH

Home town:
Current & past employers:	honda
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	72
Revolving Credit Balance:	$3,732.00	Public Records On File:	0
Revolving Line Utilization:	62.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at honda?	work on assembly line

Member Payment Dependent Notes Series 508992

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508992	$12,000	$12,000	7.88%	1.00%	May 3, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508992. Member loan 508992 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Applied Information Sciences Inc.	Debt-to-income ratio:	10.46%
Length of employment:	3 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Applied Information Sciences Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,665.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Applied Information Sciences Inc. and what do you do there?	Software Engineering/Consulting firm for public and private sectors which is also what I do there.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	AMEX: $5,811 15.99% *WILL* Chase: $6,208 15.24% *WILL* Car: $12,875%8.99 *WILL NOT* Basically trying to get CCs consolidated with a lower rate since both companies have raised my APRs despite being in good standing for over a decade with both.

Member Payment Dependent Notes Series 508993

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508993	$8,000	$8,000	13.85%	1.00%	April 30, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508993. Member loan 508993 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Rocky Mountain Connections	Debt-to-income ratio:	15.73%
Length of employment:	1 year	Location:	Glenwood Springs, CO

Home town:
Current & past employers:	Rocky Mountain Connections
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/28/10 > This loan will be used to pay off my credit card debt.

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,342.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Rocky Mountain Connections and what do you do there?	It is a Destination Management Company, I work in the Accounting Department.
What do you plan to use the loan for?	It is a Destination Management Company. I work in the Accounting Department.
OK, let's try again. What do you plan to use the loan for? Also, what on Earth is a destination management company? Travel agent?, timeshares?, parole board?	Sorry about that, I am going to payoff all of my credit cards with this loan.. We do Corporate Meeting and Incentive travel. We organize transportation, activites, events etc. Depending on what the group is doing it can vary.

Member Payment Dependent Notes Series 508994

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
508994	$8,000	$8,000	12.73%	1.00%	April 28, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 508994. Member loan 508994 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:	Microsoft Corporation	Debt-to-income ratio:	4.94%
Length of employment:	7 years	Location:	San Francisco, CA

Home town:
Current & past employers:	Microsoft Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > Hi there, I am a dedicated working professional trying to get married to the love of my life. I have my savings but i am short by the amount listed for this loan. I will really appreciate any help that you can provide me in doing a dream wedding for the love of my life. Thanks again and god bless you!

A credit bureau reported the following information about this borrower member on April 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,168.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Microsoft?	I am a Program Manager, working out of their Silicon Valley office situated in Mountain View, CA.
I like your financial metrics and will likely be investing in your loan app. However, would you mind verifying your employment and income with Lending Club? LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this. I ask for 3 reasons: 1) makes investors feel more secure in their investment, 2) increases your chance of getting a fully funded loan, 3) your loan app gets funded faster. So it benefits us both. Best of luck with your application!	I sure will. Let me send them an email. Thanks for the suggestion.
What is your time-line for repaying this loan? Thanks!	As of today, the plan is to pay it off as per the terms of the loan (36 months). However, it is possible that I might end up paying it off earlier (based on my bonuses etc.) . Hope this helps!
Do you plan on paying this loan off early or letting it go full term? Thanks.	As of today, the plan is to pay it off as per the terms of the loan (36 months). However, it is possible that I might end up paying it off earlier (based on my bonuses etc.) . Hope this helps!

Member Payment Dependent Notes Series 509010

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509010	$4,200	$4,200	16.45%	1.00%	April 29, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509010. Member loan 509010 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,512 / month
Current employer:	Siemens	Debt-to-income ratio:	13.95%
Length of employment:	2 years	Location:	REDMOND, WA

Home town:
Current & past employers:	Siemens
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > I am a good borrower because I do not have any deliquent accounts and I have paid all bills on time. My monthly net budget is $4,043. I can certainly afford the $148.59 monthly payment for this loan. I am currently a Program Manager with Siemens IT Solutions and Services. I manage several IT contracts (including all associated staff) Siemens has with Microsoft in Issaquah/Redmond, WA. I recently loaned my mother $1,000 dollars so she could purchase a used car because her 1991 Chevrolet Corsica died. This loan will help ensure I continue to pay all bills on time and in full. I also plan to use the money from my loan to assist with my mom's medical expenses. She recently broke her arm (humerus) in to three pieces and is unemployed and without benefits. Additionally, if possible, I plan to use the money from this loan to take a trip back east and visit family I haven't seen in several years. Borrower added on 04/27/10 > Family Medical Expenses (Mother - spiral fracture of humerus bone in arm): We have not received all of the medical bills from the hospital and Orthopedic Surgeon quite yet so I am unable to provide an estimated monthly amount at this time. Thankfully, she did not need surgery. The bills we will receive will be for ER treatment, required weekly appointments and treatment from an Orthopedic Surgeon (x-rays, braces/wraps, etc.) and potential rehabilitation. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,921.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
As I understand it, you lent your mother $1,000 and now you need a loan to pay your bills. Is that correct? Do you not have any savings? Please provide a complete monthly budget so I can assess your ability to repay this loan. Please include ALL expenses (including food, transportation, clothing, medical, household items, etc.), not just monthly bills. Thank you.	Hello HHIslander, Thank you for your inquiry and consideration. You are correct, the loan will assist in my efforts to continue paying my bills on time and in full. The unexpected expenses I incurred already this year unfortunately consumed what savings I was able to put together in 2009 ($1,450). Here is a complete list of all current monthly expenses: Monthly Budget (Avg net): $4,043 Rent: $930.00 Utilities: $27.41 (March) Auto & Renter's Insurance: $127.64 Mobile Phone: $77.89 Cable & Internet: $112.31 Credit Monitoring: $5.50 Electric/Gas: $67.75 (March) Personal Medical (Px): $15.00 Haircut: $18.00 Gas (16 miles round trip to and from work): $65-$85 (approx) Food/Household Items: $90-$120 (approx) Total Credit Payments: $423 (March) Funds Added to Emergency Savings: $50-$150 (if possible) Lending Club Loan: $148.59 Total Expenses: $2,308.09 Note: The Total Expenses figure includes the Lending Club Loan and it was calculated using the high end of provided ranges. Future Expenses: Family Medical (Mother - spiral fracture of humerus bone in arm): We have not received all of the medical bills from the hospital and Orthopedic Surgeon quite yet so I am unable to provide an estimated monthly amount at this time. Thankfully, she did not need surgery. The bills we will receive will be for ER treatment, required weekly appointments and treatment from an Orthopedic Surgeon (x-rays, braces/wraps, etc.) and potential rehabilitation. Auto (75,000 mile service for 2003 Mazda Protege): $250-$350 (approx) Trip to east coast to visit family: $300-$700 (pending dates and market fluctuation) Please let me know if you have any additional questions. Thank you for your time.
If you have been a good borrower, why is your credit rating so low? Also, what is your monthly rent expense?	Hello sm0key1957, Thank you for your inquiry and consideration. From what I understand, my fair credit rating is mainly a result of my Revolving Line Utilization (RLU) of 82.9%. With the help of this loan via Lending Club, it is my goal to bring my RLU down 30-40% (or more) by the end of this year. My monthly rent expense is currently $930.00. Please let me know if you have any additional questions. Thanks again.

Member Payment Dependent Notes Series 509061

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509061	$15,000	$15,000	16.07%	1.00%	May 3, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509061. Member loan 509061 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Cloudshield Technologies	Debt-to-income ratio:	18.37%
Length of employment:	2 years	Location:	Sunnyvale, CA

Home town:
Current & past employers:	Cloudshield Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/28/10 > After I pay off my credit card debts, I will be closing several of the credit cards in order to reduce my total credit cards down to just a couple.

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,747.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view loan applications showing the Borrower Profile (ID, Employer-Length of Time, Gross Income pm, Home Ownership, Location, Debt-to-Income Ratio); A condensed Transunion Credit Report (line totals but not individual items- Revolving Credit Balance (RCB) total $ debt but not $ balance owed each credit grantee- Amex, Home Depot, MC, Visa, etc); And- if borrower provided- the narrative information. I am interested to help fund your $15,000 CC REFI loan but first I have these FOUR questions: (1) Provide brief description employer Cloudshield Technologies? (2) Your position (Job/Role) for employer? (3) C R shows $18,747 RCB debt (59.90 pct usage all credit lines). Payments paid per month on RCB debts are what $ amount? (Total $ actually PAID per month and NOT CC minimum $ payments DUE per month.) (4) If borrower's required employment-income verification aka "Credit Review" result is loan "Approved" for issue and later 100 pct funds, L C issues a 3-year term note that has NO prepayment penalty. Length of time you intend loan to remain active before lenders receive final payment is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers all FOUR questions. Member 505570 USMC-RETIRED 04.27.20 5:39 AM.	1. Cloudshield is a cyber security internet appliance company. The website is www.cloudshield.com 2. Sr Mfg Test Engineer, and I am responsible for the testing of Cloushield products. 3. Approximately $610 per month. 4. Payments to the credit card company's will be immediate, followed by the closing of selected credit cards. Loan will be paid off in the approved term, 3 yrs.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	1. Capital One, $4978.41, $178, Close 2. Chase Amazon, $4572.75, $113, Close 3. Barclay/Juniper, 2315.57, $75, Close 4. Chase Freedom, $2304.66, $69 5. Chase Sony, $2079.38, $51 6. Citibank Shell MC, $763.10, $75, Close 7. Citibank Conoco, $195.29, $50, Close
What is Cloudshield Technologies and what do you do there?	The company builds cyber security network appliances and they are a subsidiary of SAIC Inc. The website is www.cloudshield.com. I am a Sr Manufacturing Test Engineer in title and I am responsible for the testing of our legacy products.
Thanks for reply; No questions. FYI: After Home Office < $1 trial deposit verifies the borrower bank account your loans next step is the required Employment-Income Verification a/k/a Credit Review. Employment verification is independent of income verification and vice verse. LC Home Office Credit Review Team will contact you and specify what documents to submit- 2 recent employer pay stubs, or IRS 1040, or, if self-employed or small business seeking funding, IRS T4506 Request for Copy Income Tax Return. After Credit Review is completed, application that all lenders view then reflects loan status as "Approved" for later issue. That status benefits the borrower because: (1) The loan will attract lenders "Fence Sitting" until the required was completed before they commit their $. (2) After completed, the funding pace quickens. (3) After loan 100 pct funded, net $ can be deposited quickly into bank account. Credit Review is THE "KEY" ingredient to every borrower's loan being successfully funded. The Credit Review considered PROACTIVE and can be completed quickly if initiated by borrower. BEST IF CREDIT REVIEW COMPLETED DURING LOANS FUNDING. WAITING UNTIL LISTING AT END CREATES CHAIN-DELAYS. Information benefits a 1ST-time L C borrower. Lender 505570 US Marine Corps-RETIRED 04.28.2010 @ 06:49 AM ET.	Thanks for the information..
Congrats on joining LendingClub to fund your loan! In an effort to try to understand your financial situation a bit better and the reason for the loan, could you please respond to the following: Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? So we can understand how this loan payment will fit in to your budget, please give us an idea of your monthly bills. Do you have a second mortgage or HELOC? If so, what is the balance and monthly payment? In the case of loss of income, what is your contingency plan to repay this loan? Are you having the payments for this loan automatically withdrawn from your bank account every month? Thanks and good luck with your loan!	I am the sole wage earner in my household. The monthly bill for all my credit cards is around $610, which is will be replaced by the loan that pays off these balances. I have a car loan in the amount of $615 per month. I have no second mortgages. I have over $40k in my 401k account as well as over $10k in my local savings account. As for the automatic payments, if this an option if the loan gets approved, then I will have the payments automatically deducted. Hope this answer your questions, if not, please let me know.
This is not a question just information: Closing accounts will have a negative impact on your credit score. The best course of action would be to pay the cards down and then shred the cards never to use them again but leave the accounts open. Good luck with your loan request.	Thanks for the information and I like your idea about shredding them and not using them again.
You might want to fix the spelling of 'off' in your title... Just a thought...	Thanks for the heads up!

Member Payment Dependent Notes Series 509068

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509068	$5,000	$5,000	14.22%	1.00%	April 28, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509068. Member loan 509068 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Commerce West Insurance	Debt-to-income ratio:	1.85%
Length of employment:	7 years	Location:	STOCKTON, CA

Home town:
Current & past employers:	Commerce West Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > I want to purchase some investment property soon, so in the mean time I want to pay off some high interest debt, allowing me to have it payed off sooner.

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$157.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Commerce West Insurance and what do you do there?	I am a Senior Insurance Underwriter.
What is your time-line for repaying this loan? Thanks!	I plan to have it payed off within about 3 or 4 months.

Member Payment Dependent Notes Series 509078

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509078	$5,000	$5,000	7.88%	1.00%	April 29, 2010	May 10, 2013	May 10, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509078. Member loan 509078 was requested on April 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Customs and Border Protection	Debt-to-income ratio:	12.00%
Length of employment:	5 years	Location:	Lakeside, CA

Home town:
Current & past employers:	Customs and Border Protection
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/26/10 > This is the last credit card debt I will have. I have been a diligent, responsible credit card payer, have been with these companies for years, never have been late, yet the credit card companies suddenly raised my APR to over 17%. I refuse to help aid in their greed.

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	64
Revolving Credit Balance:	$3,148.00	Public Records On File:	1
Revolving Line Utilization:	39.80%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Customs and Border Protection?	I work in an administrative position.

Member Payment Dependent Notes Series 509081

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509081	$2,500	$2,500	13.11%	1.00%	April 30, 2010	May 12, 2013	May 12, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509081. Member loan 509081 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,100 / month
Current employer:	Subway	Debt-to-income ratio:	18.73%
Length of employment:	< 1 year	Location:	COMMERCE, TX

Home town:
Current & past employers:	Subway
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$699.00	Public Records On File:	0
Revolving Line Utilization:	12.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Please list the current interest rate(s), required minimum payment(s), and your normal monthly payment(s) for the debt you will be paying off with this loan. Additionally please explain the 5 recent credit inquiries on you credit report and explain whether these inquiries will result in additional debt. Thank you and good luck.	Discount Tire: No Intrest if Paid in 6 Months (10/21/10) Min: $25.00 Monthly Payment: $40.00 Chase Student: APR: 14.2% Min: $10.00 Monthly Payment: $35.00 Capital One: APR: N/A (No interest until 2011) Min: $15.00 Monthly Payment: $25.00 Paypal: APR: 12.11% Min: $10.00 Monthly Payment: $25.00 School: $2,600.50 APR: N/A Monthly Payment: $550.00 The last 5 credit inquiries on my credit report will not result in any additional debt. My father suggested that I apply for a private student loan, but i didn't know that he applied for some as well with my information. Each resulted in my credit being too new (with NO missed payments) and his credit being too low. Thank you for your contributions, they are greatly appreciated!
Hello. Thank you for your quick response. I have one more question/point of clarification. Your loan request for $2500 is titled "Paying off debt & Summer school" but you list a school of $2600.50. Will you please clarify by providing the balances for the accounts you described and stating which accounts will be paid off and which will not. Thank you.	At the beginning, I applied for a $4,000.00 loan, which would helpfully secure my school for the summer and pay off my credit card debt, but they offered the $2,500.00. So, a portion of this loan will go towards paying off my debt and the rest towards my school. I just secured a second job just to pay off the rest of the balance for my summer schooling that this loan might not pay for. But, I plan on paying off my student card, my discount tire card, and half of my capital one. The rest will come from the loan and the second job. Thanks!

Member Payment Dependent Notes Series 509090

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509090	$9,100	$9,100	13.48%	1.00%	April 30, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509090. Member loan 509090 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Aetna	Debt-to-income ratio:	16.70%
Length of employment:	2 years	Location:	Livermore, CA

Home town:
Current & past employers:	Aetna
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/29/10 > Debt consolidation with loan funds: Swiss Colony $193.30 pmt 25.; Credit One Bank 1198.46 pmt 60.; HSBC 461.48 pmt 21; Chevron 1437.07 pmt 67.; Chase 681.44 pmt 21; Capital One 42.31 pmt 15.; Tribute 1612.77 pmt 60.50; Blair 519.14 pmt 26; JC Penney 487.49 pmt 24; First Premier 315.68 pmt 20.; Target 294.95 pmt 10; Home Depot 716.72 pmt 24. This consolidation will reduce my payments by $65 a month and more importantly have that debt paid off in 3 years!

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	67
Revolving Credit Balance:	$17,958.00	Public Records On File:	0
Revolving Line Utilization:	85.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Aetna? Where were you employed previously?	Type your answer here. I am an underwriting analyst at Aetna. I started 1/14/08 underwriting groups for medical /dental insurance quotes. I have since moved into the renewal dept. and in addition to underwriting I am also doing year end accountings. Prior to Aetna I worked as a mortgage underwriter for E-Loan from 10/02 to 1/08.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Type your answer here. I am sorry I don't have the information with me. I will respond this evening with names, balances, and current payments, as I have all creditors listed including current APR's to determine who to payoff.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Type your answer here. I don't have my list of bills here at work, I will be more specific answering HHIslander question this evening. Based on memory I plan on paying off Blair,Capital One, the smaller balance Chase, Credit One, First Premier, JC Penney, Chevron, HSBC card, Target and Tribute. I won't payoff Sallie Mae (very low interest) and the Household Finance line of credit. Any extra money I have each month will go towards the higher balance Chase (low interest card) and the Household line of credit. My goal is to get out of debt quickly.
Please list the debts you are consolidating (source, balance, APR and current monthly payment made)? What are your other $ monthly costs (mortgage/rent, car, utilities, any CC/loan payments not covered by this loan, insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answers to these 2 Qs....	Type your answer here. I will give detailed payoff tonight when I get home from work, as I don't have that info with me. But as far as other expenses, I pay $1200 in rent. I pay At &t for my cable, phone and internet $110/mo. PG & E probably averages $75/mo. No car payments, no child care or gym. I live alone, my grocery bills are low, roughly $300/$350 per month. My car and renters insurance are $85. I believe that is it.

Member Payment Dependent Notes Series 509124

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509124	$5,000	$5,000	9.88%	1.00%	April 30, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509124. Member loan 509124 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	garda cash logistisc	Debt-to-income ratio:	14.34%
Length of employment:	8 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	garda cash logistisc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,099.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is garda cash logistisc and what do you do there?	Type your answer here.driver/dispatcher.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Type your answer here.credit card 7,700.00 19%
Hello. Please list the current required minimum payment(s), and your normal monthly payment(s) for the debt you will be paying off with this loan. Additionally please explain the 2 recent credit inquiries on you credit report and explain whether these inquiries will result in additional debt. Thank you and good luck.	Type your answer here.its about 160 but i always send 200.

Member Payment Dependent Notes Series 509132

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509132	$8,000	$8,000	13.85%	1.00%	April 30, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509132. Member loan 509132 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Nielsen Company	Debt-to-income ratio:	8.18%
Length of employment:	4 years	Location:	Tampa, FL

Home town:
Current & past employers:	Nielsen Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,873.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Nielsen Company and what do you do there?	The Nielsen Company is a marketing and media information company. I have been with the company for four and half years and currently work as an Analyst.
What are your other $ monthly costs (mortgage/rent, car, utilities, student loans, insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answer to this Q..	All in all, my monthly expenses are about $1700.

Member Payment Dependent Notes Series 509140

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509140	$10,000	$10,000	9.88%	1.00%	April 30, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509140. Member loan 509140 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Honda Transmission	Debt-to-income ratio:	21.98%
Length of employment:	9 years	Location:	De Graff, OH

Home town:
Current & past employers:	Honda Transmission
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/27/10 > Plan to use these funds to consolidate several large medical bills plus some credit card debt. Have a very stable job with Honda of America, been employed for 9 years and lived in current residence for 10 years.

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	28
Revolving Credit Balance:	$6,656.00	Public Records On File:	1
Revolving Line Utilization:	33.10%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Honda Transmission?	Teamleader - work on the assembly line along a team of 6 associates which I oversee, but mainly work along side and help & train.

Member Payment Dependent Notes Series 509157

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509157	$10,000	$10,000	10.99%	1.00%	May 3, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509157. Member loan 509157 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Maimonides Medical Center	Debt-to-income ratio:	5.02%
Length of employment:	3 years	Location:	Brooklyn , NY

Home town:
Current & past employers:	Maimonides Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,320.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Maimonides Medical Center?	I'm a resident physician. Thanks.
When is the wedding?	May 30th 2010

Member Payment Dependent Notes Series 509214

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509214	$1,800	$1,800	13.11%	1.00%	April 29, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509214. Member loan 509214 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,462 / month
Current employer:	IBM	Debt-to-income ratio:	14.07%
Length of employment:	10+ years	Location:	Mendon, MA

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/27/10 > I plan to utilize my loan to consolidate some oustanding credit card balances and to pay them off.

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	37
Revolving Credit Balance:	$2,707.00	Public Records On File:	0
Revolving Line Utilization:	60.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at IBM?	Good Morning - I am an administrative assistant. I support a Vice President and Director within their respective organizations. IBM acquired the software company I had worked for back in 2001. I have been the Vice President's assistant for 15 years total. Regards
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	I have only 3 credit cards that I would like to pay off. 1. Mastercard - APR - 19.99% - Balance - $400 2. Visa - APR - 19.99% - Balance - approx $560 3. Visa - APR - 17% - Balance - approx $710

Member Payment Dependent Notes Series 509216

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509216	$10,500	$10,500	7.51%	1.00%	May 3, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509216. Member loan 509216 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Henry County Board of Education	Debt-to-income ratio:	11.72%
Length of employment:	10+ years	Location:	McDonough, GA

Home town:
Current & past employers:	Henry County Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/27/10 > My wife and I are looking to remodel the master bathroom of our home. As a Lending Club investor myself, I know the importance of listing all the information that you guys are looking for. The income that is listed is just my income and does not include my wife's income of 65K. My current house note is $1,750 a month, utilities run approximately $600 a month, a car note of $300, and the credit card is paid off monthly without APR carryover. Thank you in advance for assisting me in funding my loan.

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,104.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Thank you for providing all the important information we need to evaluate your loan. Is your job likely to be stable over the next three years? Your answer is appreciated. Wishing you and your wife the best.	Yes. Teaching where we are is a stable position.

Member Payment Dependent Notes Series 509235

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509235	$2,400	$2,400	14.59%	1.00%	April 30, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509235. Member loan 509235 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$48,483 / month
Current employer:	Department of Veteran Affairs	Debt-to-income ratio:	1.24%
Length of employment:	2 years	Location:	Richmond, VA

Home town:
Current & past employers:	Department of Veteran Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/27/10 > Waiting for my first time homebuyer tax credit refund check and its taking a little longer than expected. I have a few expense that I would like to take care sooner rather than later. I will be marrying the most awesome lady on July 10,2010! Thanks for helping me!

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,091.00	Public Records On File:	0
Revolving Line Utilization:	60.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Department of Veteran Affairs?	I am a Kinesiotherapist in spinal cord injury. I evaluate patient's muscle strength,ROM,flexibility. Upon evaluation then I put together the Patient a exercise plan to help them get back to a state where they maximize their independence as much as possible.

Member Payment Dependent Notes Series 509238

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509238	$2,500	$2,500	6.76%	1.00%	April 30, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509238. Member loan 509238 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,083 / month
Current employer:	Hewitt Associates	Debt-to-income ratio:	10.21%
Length of employment:	4 years	Location:	MILFORD, CT

Home town:
Current & past employers:	Hewitt Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	69
Revolving Credit Balance:	$1,748.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Hewitt Associates and what do you do there?	Hewitt Associates is a consulting and outsourcing service for many Human Resource related business elements. We are 20,000 employees worldwide and service many fortune 500 with their Defined Contributions, Defined Benefits or Pension, Payroll, Health Management, etc. I currently am working as an on-site consultant for one of our clients. Handling the management of Defined Contributions or 401(k) items from a client perspective with my Hewitt knowledge and experience.
Do you owe any mortgage on your house? Do you hold the deed/title to the house ***in your name***? Lastly, do you have a HELOC? Cheers!	The house is owned, I do not hold the deed/title it is in my future mother in-laws name. I have no HELOC to date. Future home purchase or new home construction is 2-3 years away for us.

Member Payment Dependent Notes Series 509301

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509301	$4,000	$4,000	14.22%	1.00%	April 30, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509301. Member loan 509301 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,213 / month
Current employer:	Ramada Plaza Milwuakee Airport	Debt-to-income ratio:	10.77%
Length of employment:	1 year	Location:	St.Francis, WI

Home town:
Current & past employers:	Ramada Plaza Milwuakee Airport
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/27/10 > I have recently restablish my credit. I have very steady income . I work two jobs. I am using this money to pay off some credit cards. I vae averifyable income. Borrower added on 04/27/10 > I have a verifyable income. . I am very responsible . Borrower added on 04/28/10 > I Believe we all make mistakes . For public record i filed for Bankruptcy in 2001. Since than i have purcahsed a house , a car and working hard to pay off higher interest rate credit cards. I hope one of will be able to help me.

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,190.00	Public Records On File:	1
Revolving Line Utilization:	53.30%	Months Since Last Record:	95
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Ramada Plaza Milwuakee Airport?	I have been in Hospitality business for over 14 years. Currently i am employeed as General Manager of Ramada Plaza Milwaukee Airport. I am responsible for over all hotel operrations, that includes, Housekeeping, front office, sales, Restaurant and food and beverage, Banquets. I manage close to 125 Associates.
Can you please describe your public record from 8 years ago?	I have a clean public record. I do not have any crimnal record. I used to work for Grand casino. That requires an intensive backgroind check, drug testing, etc.
What is your occupation?	I am in Hopsitality Business. I have been in hotel business since 1996. In our Buisness we call it managing expectations. We sell memories, not rooms, not food, not banquet hall. Currently i manage and i am responsible for a full service Ramada Plaza Hotel, located in Milwaukee Wisconsin. We also have Houlihan's Resturant and Bar. Its a nice hotel with 160 rooms along with 11000 sq. ft meeting room space. We have 24 hour shuttle avaiiable. Business center, fitness center, indoor pool
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	CHASE MC = $1121 21.99% APR BARCLAY VS=$1165 19.99%APR HSBC MC =$459 21.99%APR US BANK VS =$2187 21.99%APR SST/VISA =$1205 23.99%APR CAPITOL VS =$1635 21.99%APR TARGET VS =$682 21.99%APR comes to $8454. That will pay off all my credit cards. Account which will leave me with monthly payments will be TOYOTA MOTORS=$12870.00 @5.99% APR(Car Loan) MARINE BANK =$75057.00@5.33%APR (Mortgage
If you look at your credit report, you will see that you have a public record on file 95 months ago. Maybe you filed for bankruptcy? Please explain how you wil pay off all credit cards at $8,454 since your LC loan is only $4,000. Thank you.	I filed for bankruptcy in 2001. Total loan amount i requested for is $8000.
A public record is a bankruptcy, lien, or someone took you to court for an unpaid bill. If you are unaware of this you should look into your credit report and get it corrected because it is affecting your credit rating.	I filed for bankruptcy in 2001, There is unpaid bill showing up from 2004. I took care o fit when i purchased the house, its showing again. I am working on it. Thanks for the advise. Finaly i learned today bankruptcy is called as public record. I used to think traffic record or crimnal record is a public record. LOL. thanks for the adviise
Sounds like you are looking for $8000 but I see a loan request for $4000. Can you explain this difference? I'd rather not invest in a loan if I think it will be turned down by the borrower.	well originaly i wanting $8000. They approved me for $4000. That will take care my four credit cards bills. Now i will pay off higher interest credit card balance first and rest of it i will use my savings to pay off.

Member Payment Dependent Notes Series 509318

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509318	$4,500	$4,500	13.11%	1.00%	April 29, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509318. Member loan 509318 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	IMS	Debt-to-income ratio:	11.33%
Length of employment:	3 years	Location:	Washington, DC

Home town:
Current & past employers:	IMS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/28/10 > I am using these funds to pay off two high interest credit cards. One cc upped my APR to nearly 25% with no reason, and is unwilling to change it back, so you can see why 13% is preferable - even in this fishbowl circumstance. My credit report speaks for itself, I have zero delinquencies or late payments in the past 60 months. My monthly budget totals $1950 in fixed expenses (not including payments to these two credit cards or incidentals such as groceries, clothing, and fuel). I have worked at my job at an advertising agency for the past two and a half years. My advertising agency job before that lasted two and a half years and the college job before that for five years.

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	60
Revolving Credit Balance:	$2,979.00	Public Records On File:	0
Revolving Line Utilization:	45.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is IMS and what do you do there?	Ad agency, media planner
Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	These debts will be paid off with this loan: credit card/$3k/16%, credit card/$5k/24%

Member Payment Dependent Notes Series 509319

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509319	$5,000	$5,000	14.96%	1.00%	April 30, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509319. Member loan 509319 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,708 / month
Current employer:	Albina Community Bank	Debt-to-income ratio:	7.50%
Length of employment:	4 years	Location:	PORTLAND, OR

Home town:
Current & past employers:	Albina Community Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	41
Revolving Credit Balance:	$2,595.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Albina Community Bank?	Service Manager
Lenders view loan applications showing Borrower the Profile (ID, Employer-Length of Time, Gross Income pm, Home Ownership, Location, Debt-to-Income Ratio); The condensed Transunion Credit Report (line totals but not individual items- Revolving Credit Balance (RCB) total $ debt but not $ balance owed each credit grantee- Amex, Home Depot, MC, Visa, etc); and- if borrower provided- the narrative information. I am interested to help fund your $5,000 DC loan but first I have these FOUR questions: (1) Position (Job/Role) is for employer Albina Community Bank? (2) C R shows $2,595 RCB debt (89.50 pct usage credit lines). Payments paid per month on RCB debts are what $ amount? (Total $ actually PAID per month and NOT the CC minimum $ payments DUE per month.) (3) RCB debt is $2,595; Loan is $5.000; Extra $2,405 (less origination fee) consolidating what specific debts? (4) If borrower's required employment-income verification a/k/a "Credit Review" result is loan "Approved" for issue and later 100 pct funds, L C issues a standard 3-year term promissory note that has NO prepayment penalty. Length of time you intend loan to remain active before lenders receive final payment is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers all FOUR questions. Member 505570 USMC-RETIRED 04.28.20 6:15 AM.	1. Customer Service Manager 2. Larger CC debt I pay about $75.00 a month. Smaller CC debt I pay about $50.00 a month 3. Car loan not on credit report for some reason amount owed $3000.00. I have the $500 difference to pay-off. 4. 2-3 years Hope this helps.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	HSBC Credit Card Balance Owed $1950.03 APR 19.99% Orchard Bank Credit Card Owed $482.88 APR 26.99% Albina Community Bank Owed $3000.65 APR 6.00% All will be paid off. Thanks!
Why would you want to pay off a loan with an interest rate of 6% with a loan with one at ~15%, especially with a 4.5% fee? This will cost you more money than doing nothing! Or do you have other plans for the $3000?	This loan is through my employer. If I were to ever change employment my rate would jump to about 11.00%.

Member Payment Dependent Notes Series 509330

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509330	$10,000	$10,000	14.96%	1.00%	April 30, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509330. Member loan 509330 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Randall-Reilly Publishing Co.	Debt-to-income ratio:	14.93%
Length of employment:	9 years	Location:	Tuscaloosa, AL

Home town:
Current & past employers:	Randall-Reilly Publishing Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/29/10 > I plan to use this loan to pay off 401k loan and then take out larger 401K loan to pay off all all revolving credit card accounts. This will leave me owing morgages on primary home, vacation home, two small car loans and myself once I pay back Lending Club. I have no deliquences on payments in the last five years. My total household income is a little over $100,000, even though I'm only relying on my income for this loan.

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,302.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Randall-Reilly Publishing Co.?	Editor of trade magazine
Lenders view loan applications showing Borrower the Profile (ID, Employer-Length of Time, Gross Income pm, Home Ownership, Location, Debt-to-Income Ratio); The condensed Transunion Credit Report (line totals but not individual items- Revolving Credit Balance (RCB) total $ debt but not $ balance owed each credit grantee- Amex, Home Depot, MC, Visa, etc); and- if borrower provided- the narrative information. I am interested to help fund your $10,000 DC loan but first I have these FOUR questions: (1) Provide brief description employer Randall-Reilly Publishing Co? (2) Your position (Job/Role)is for employer? (3) C R shows $19,302 RCB debt (95.10 pct usage credit lines). Payments paid per month on all the RCB debts are what $ amount? (Total $ actually PAID per month and NOT the CC minimum $ payments DUE each month.) (4) If borrower's required employment-income verification a/k/a "Credit Review" result is loan "Approved" for issue and later 100 pct funds, L C issues 3-year term note that has NO prepayment penalty. Length of time you intend loan to remain active before lenders receive final payment is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers all FOUR questions. Member 505570 USMC-RETIRED 04.28.20 5:59 AM.	Less than 6 months.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Actually, I will use the Lending Club loan to pay off 401k loan early. This will allow me to take out another 401k loan (my plan allows only one 401k loan at a time), for an amount large enough to pay off all revolving credit card accounts as well as repay the Lending Club. In the end, this will leave me owing only mortgage on primary house, vacation house, two small car loans and myself.

Member Payment Dependent Notes Series 509344

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509344	$7,000	$7,000	13.11%	1.00%	May 3, 2010	May 12, 2013	May 12, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509344. Member loan 509344 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Phoenix Resources Inc.	Debt-to-income ratio:	11.01%
Length of employment:	1 year	Location:	ATLANTA, GA

Home town:
Current & past employers:	Phoenix Resources Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/29/10 > Here is some additional information for the investors: I am borrowing more than what my credit report shows I owe because I am also trying to pay off a personal loan made to me in the mid-2000's. The cumulative minimum monthly payment I have going out on these debts is $340 (I usually pay more) so making the loan payment each month is not a problem. I have a second, part-time job as a server at a restaurant 2 nights/week. I used to work there full-time and have the added security of picking up additional shifts as needed.

A credit bureau reported the following information about this borrower member on April 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,761.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 509376

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509376	$12,000	$12,000	13.11%	1.00%	May 3, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509376. Member loan 509376 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,251 / month
Current employer:	UPS, Inc.	Debt-to-income ratio:	6.07%
Length of employment:	10+ years	Location:	Mahwah, NJ

Home town:
Current & past employers:	UPS, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/27/10 > since the credit crunch started my 9% cards have become 29% cards. Not listed on the report is a 4000 dollar balance on a car loan that I married along with my wife... I didn;t even know charging someone 29% on an auto loan was legal... I have no problems making payments, but I can't pay enough to get it where the total interest paid would be the same as this loan at 13.11%

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,230.00	Public Records On File:	0
Revolving Line Utilization:	85.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Included: credit card: $2171.71 - was Wamu - now Chase. 26.24% APR. account canceled to avoid jump to 30% credit card: $1802.90 - citibank @16.24%APR Credit card: $3306.00 - Was NY Life, now Chase @18.24% APR Car loan: HMFC $3890 @ 29% (approx wife can't find loan orig. documents.) Loan is not in my name, so not on the list, but included in loan purpose. not included: GE Bank - $2192 @0% apr - retail incentive offer on furniture - not going to re-fi a 0% to 13% :-)
I see you're trying to pay off existing debt. Have you done anything to avoid accuring new debt?	I haven't been accruing new debt for some time. I simply seek to hasten the time table.

Member Payment Dependent Notes Series 509447

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509447	$5,000	$5,000	10.99%	1.00%	May 3, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509447. Member loan 509447 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Santander Consumer USA	Debt-to-income ratio:	19.88%
Length of employment:	3 years	Location:	DALLAS, TX

Home town:
Current & past employers:	Santander Consumer USA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/29/10 > I have a loan with citi fiancial that I used to pay my lawyer, for legal fees. My interest rate with citi financial is really high at 28% but I need the cash the next day that's why I got it. Now that paying for loan I know I am paying to much interest. I need this loan to pay citi financial and pay lending club with reasonable interest.

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	26
Revolving Credit Balance:	$387.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Santander Consumer USA and what do you do there?	It's a auto finance company. I work in the Spanish, customer service calls and collections.
Can you please provide an awesome "Loan Description". i.e. What do you plan to use the loan for?	I have a loan with citi fiancial that I used to pay for my lawyer, legal fees. My interest rate with citi financial is really high at 28% but I need the cash the next day that's why I got it. Now that paying for loan I know I am paying to much interest. I want this loan to pay citi financial and pay lending club with reasonable interest.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	I only have one dept that i am tying to payoff. Citi Financial loan balance 5,000.00 and APR 28% that is why i need this loan to pay them off and stat paying paying this loan and more of my money going to principal not just interest. I got the loan from citi to pay my lawyer legal fees.
Hello. Please list the current required minimum payment(s), and your normal monthly payment(s) for the debt you will be paying off with this loan. Thank you and good luck.	I have one loan with citi financial for 5,000.00 my monthly payments are 165.00 for a 60 month term and APR at 28%

Member Payment Dependent Notes Series 509475

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509475	$5,000	$5,000	14.96%	1.00%	April 30, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509475. Member loan 509475 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	planned buliding services	Debt-to-income ratio:	16.17%
Length of employment:	2 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	planned buliding services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/27/10 > this loan is for my up coming wedding this will be used to finish paying off my wedding.

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	38
Revolving Credit Balance:	$11,742.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is planned buliding services and what do you do there? Where did you work previously?	planned building services is the name of the company i work for now, i worked previously at LAL mangement.

Member Payment Dependent Notes Series 509515

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509515	$4,000	$4,000	14.22%	1.00%	April 30, 2010	May 11, 2013	May 11, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509515. Member loan 509515 was requested on April 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,375 / month
Current employer:	Limon	Debt-to-income ratio:	8.73%
Length of employment:	< 1 year	Location:	AURORA, CO

Home town:
Current & past employers:	Limon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/27/10 > This loan will be used to consolidate credit card debt and to purchase a used vehicle from a friend. I work full-time as a chef at a well respected high end restaurant, and am also in college full-time pursuing a B.S. in physics. I have pretty good credit (around 710 last time I checked), and have previously paid off a 5000 personal loan in 16 months. Borrower added on 04/28/10 > I currently make around $1500 a month. My rent, after splitting with my fiance, is $350 a month, and my other bills consist of payments on three credit cards (which I intend to pay off with this loan), car insurance, phone, energy and internet, which total about $350 a month. Borrower added on 04/28/10 > I also intend to pursue a PhD in astrophysics upon completing by bachelors, and will be applying to some of the top schools for the field in the world, including the California Institute of Technology, the University of California at Berkeley, and the University of Colorado at Boulder.

A credit bureau reported the following information about this borrower member on April 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,569.00	Public Records On File:	0
Revolving Line Utilization:	82.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Limon is a restaurant? Where college are you attending?	Yes, Limon is a Peruvian fusion restaurant in Denver, CO. I am attending the Metropolitan State College of Denver.

Member Payment Dependent Notes Series 509553

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509553	$3,750	$3,750	13.85%	1.00%	April 30, 2010	May 12, 2013	May 12, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509553. Member loan 509553 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,317 / month
Current employer:	City of Little Rock	Debt-to-income ratio:	20.16%
Length of employment:	2 years	Location:	LITTLE ROCK, AR

Home town:
Current & past employers:	City of Little Rock
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	35
Revolving Credit Balance:	$2,597.00	Public Records On File:	0
Revolving Line Utilization:	26.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to use the loan for?	I got offerd a job with The PHX Zoo and after much negotiating with them was told they couldn't help me move. So this will help me do just that.
Current Position (Job/What you do) for employer City of Little Rock, AR? Member 505570 USMC-RETIRED 04.29.2010 @ 10:49 AM ET	Zoo - Veterinary Technician
What will you be using this loan for?	Got offered a job in PHX after much negotiating was told they won't be able to help with moving expenses
Sinc you are moving, have you provided Lending Club with your new address, email address, phone, and bank account information yet?	No I have no place to live yet, and Lending club already has my bank info

Member Payment Dependent Notes Series 509577

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509577	$8,000	$8,000	13.85%	1.00%	May 3, 2010	May 12, 2013	May 12, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509577. Member loan 509577 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	NOVELL	Debt-to-income ratio:	6.75%
Length of employment:	7 years	Location:	WEST SACRAMENTO, CA

Home town:
Current & past employers:	NOVELL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/29/10 > Trying to buy a car cash from an owner

A credit bureau reported the following information about this borrower member on April 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	19
Revolving Credit Balance:	$19,169.00	Public Records On File:	0
Revolving Line Utilization:	55.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in helping fund your CAR loan but first I have these questions: (1) Provide a brief description of your monthly income vs. expenses (non-CC related) (2) Please list all credit lines and monthly Payments (Total $ you actually PAY per month and NOT CC minimum $ payments DUE per month.) (3) What upcoming expenses do you see coming in the next 1-3 years which are not part of your current monthly budget? (i.e. New work vehicle, new child in family, pay for elderly parent care, college expenses, etc.) How are you planning for these? (4) If your loan is "Approved" for issue and later 100 % funded, L.C. issues a 3-year term note that has NO prepayment penalty. What Length of time do you intend to take to make the full loan repayment: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answering all FOUR questions	2009 Federal Individual Income Tax (combined) Fed Adjusted Gross Income $129,327.00 Federal Taxable Income $71,686.00 Monthly Payments: Mortgage: $2,989.82 / Mth Current Auto Loan: $229.63 Credit Line 1 $176.62 Credit Line 2 ~ $250.00 Other non-CC related. Don't have that data at the moment but utilities are expensive in California and child care. No surprise there. I do not have other immediate future expenses; No college expenses, oldest child is 13yrs old. My parents are deceased. Wife can't have more kids. About 2 years ago I consolidated all my credit cards into 2 and close all unnecessary cards. Big mistake, now my available credit versus debt ratio is not playing on my favor. I intent to keep this loan for at least 6 months an no more than a year.

Member Payment Dependent Notes Series 509600

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509600	$6,000	$6,000	15.70%	1.00%	April 30, 2010	May 12, 2013	May 12, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509600. Member loan 509600 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	CompuCom	Debt-to-income ratio:	0.00%
Length of employment:	1 year	Location:	ELIZABETH, NJ

Home town:
Current & past employers:	CompuCom
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/28/10 > I've been able to pay off all my credit card debt, but have 2 credit cards left in my wife's name, that we would love to consolidate, lower the interest on and pay off much faster.

A credit bureau reported the following information about this borrower member on April 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	50
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view loan applications showing the Borrower Profile (ID, Employer-Length of Time, Gross Income pm, Home Ownership, Location, Debt-to-Income Ratio); The condensed Transunion Credit Report (line totals but not individual items, i.e., Revolving Credit Balance (RCB) total $ debt but not $ balance owed each credit grantee- Amex, Home Depot, MC, Visa, etc); And, if provided, borrower narrative information. I'm interested to help fund your $6,000 Debt Con loan but first I have these THREE questions: (1) Provide brief description employer ComputerCom? (2) Position (Job/Role) is for employer? (3) If borrower's required employment-income verification a/k/a "Credit Review" result loan "Approved" for issue and later 100 pct funds, L C issues 3-year term note that has a NO prepayment penalty. Length of time that you intend the loan to remain active before lenders receive their final payment is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers all THREE questions. Member 505570 USMC-RETIRED 04.29.10 5:51 AM.	1. CompuCom provides outsourcing, management, development, procurement and integration solutions and services for various companies across the US 2. I am a Deskside Support Analyst for one of their accounts; 3. We would take 2-3 years to pay off the loan Thanks a lot
What is CompuCom and what do you do there? What was your previous job and how long were you there?	CompuCom provides IT support for various companies across the US, I am a Deskside Support Tech for one of their accounts. Previously to that I worked for a similar Company (Renner Brown), which provided similar services, for 3 years; before that I worked for an electronics store as an IT tech, and for a Satellite Dish installation company. Thanks
Thanks for reply; No questions. FYI: After Home Office < $1 trial deposit verifies the borrower bank account your loan's next step the required Employment-Income Verification a/k/a "Credit Review". Employment verification is independent of income verification and vice verse. The LC Home Office Credit Review Team will tell you what specific income documents to submit- 2 recent employer pay stubs, or IRS 1040, or, if self-employed or a small business, IRS T4506 Request for Copy Income Tax Return. After the Credit Review completed, application that all lenders view will reflect the loan status "Approved" for later issue. "Approved" status benefits the borrower because: (1) The loan will attract lenders "Fence Sitting" until the required was completed before they commit their $. (2) After completed, the funding pace quickens. (3) After loan 100 pct funded, net $ can be deposited quickly into bank account. Credit Review is "KEY" ingredient for borrower's loan being successfully funded. Credit Review is considered to be PROACTIVE and can be completed quickly if INITIATED by borrower. BEST IF THE CREDIT REVIEW IS COMPLETED DURING LOANS FUNDING. WAITING UNTIL LISTING AT END CREATES CHAIN-DELAYS. Information benefits a 1ST-time L C borrower. Lender 505570 US Marine Corps-RETIRED 04.29.2010 @ 10:33 AM ET.	Thanks :)

Member Payment Dependent Notes Series 509603

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509603	$8,000	$8,000	7.14%	1.00%	May 3, 2010	May 12, 2013	May 12, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509603. Member loan 509603 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,583 / month
Current employer:	EAGLE HIGH, INC.	Debt-to-income ratio:	17.64%
Length of employment:	5 years	Location:	IRVINE, CA

Home town:
Current & past employers:	EAGLE HIGH, INC.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/28/10 > I have an excellent credit history and don't have many debt. I prepaid all of my credit card loans, school loans and car loans. I only have one credit card balance left which will be paid off soon. I just need a small amount of quick cash for my parents' wedding aniversary. However, since the amount is small, I will pay off early. If you have any quesitons, don't hesitate to contact me. Thanks.

A credit bureau reported the following information about this borrower member on April 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,972.00	Public Records On File:	0
Revolving Line Utilization:	18.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you owe any mortgage on your house? Do you hold the deed/title to the house ***in your name***? Do you have a HELOC? Are you the same person who applied for loan 508803 (https://www.lendingclub.com/browse/loanDetail.action?loan_id=508803), and who I asked the same questions of, and it turned out that you don't actually own a home? If that's the case, why did you submit another loan request stating that you do own your home?	No, I don't owe any mortgage. I don't hold the deed/title to my house. I'm single and I still live with my parents, so I don't have much to spend. I normally save most of my income. My parents own a house and the house is in their name. Since I have an excellent credit history with a decent income, if I apply for HELOC, I'm sure I can get at a lower rate. Yes, I'm the same person who applied for the loan 508803. I decided to change the loan amount therefore, had to cancel the previous request and re-reapply. In my previous application, I stated that I own my home, which was a mistake. Since I live in my parents' owned house, I though I could just state that I live in the owned(owned by parents) house. I removed the previous loan request. If you have any further question, please don't hesitate to ask me. Thank you.

Member Payment Dependent Notes Series 509631

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509631	$5,000	$5,000	7.88%	1.00%	April 30, 2010	May 12, 2013	May 12, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509631. Member loan 509631 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Charles Schwab & Co., Inc.	Debt-to-income ratio:	20.97%
Length of employment:	4 years	Location:	ALEXANDRIA, VA

Home town:
Current & past employers:	Charles Schwab & Co., Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	64
Revolving Credit Balance:	$4,571.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Please list the current balance(s), interest rate(s), required minimum payment(s), and your normal monthly payment(s) for the debt you will be paying off with this loan. Thank you and good luck.	$4,577, 21.99% APR, $295 minimum monthly payment (I have this set on auto-pay, then make extra payments when possible). Thanks!

Member Payment Dependent Notes Series 509666

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509666	$10,000	$10,000	12.73%	1.00%	May 4, 2010	May 12, 2013	May 12, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509666. Member loan 509666 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Arlington Pediatric Center (VHC)	Debt-to-income ratio:	22.21%
Length of employment:	1 year	Location:	Centreville, VA

Home town:
Current & past employers:	Arlington Pediatric Center (VHC)
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/28/10 > I plan to use these funds to consolidate debt. I have a stable job and I am a homeowner. I consider myself to be responsible and I pay my bills on time. Thank you for your time and help. Borrower added on 04/29/10 > Note: I have been a case manager for a year at my current job and two years at my previous. Thanks again.

A credit bureau reported the following information about this borrower member on April 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	63
Revolving Credit Balance:	$8,567.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at the pediatric center? What was your previous job and how long were you there?	I am a case manager at the center. Our clinic is a non-profit organization that helps low income families in Arlington, VA. I work side-by-side with the county to enroll children in Medicaid & submit applications for Food Stamps. In addition, I facilitate any medical appointments they need with specialists, make referrals, and connect them with resources in the county. Previously, I was a case manager for the Fairfax County Women???s Shelter. I worked in this emergency shelter helping women victims of domestic violence. Some of the things I did was offer women supportive counseling and accompanied women to court in helping them with protective orders and obtain custody of their children. Our main goal was to keep survivors safe and help them become self-sufficient. I love my career and have always loved helping people.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance	I have a personal loan with Citifinancial at an APR of 26% with a balance of $7800, a credit card with Chase with a balance of $992 at 29% and a credit card with Capital One at 14% with a balance of $700. All of this debt will be paid with the loan that I am requesting. I would like to transfer these high interest rate accounts so that I am able to pay the debt off faster. The only debt that will not be paid off is my school loan with Direct Loans with a balance of about $15,000 at an interest rate of 3.24%. Thank you for your time and have a great day ???
What are your projected $ monthly costs (mortgage, car, utilities, student loan, insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answer to this Q	Thank you for your interest. My costs are low because I live alone and have no children. Please note the costs per month. Thanks again and have a wonderful day. Mortgage $946 (this includes homeowners insurance and taxes) Car - no car payment Utilities - $110 (it's low, because I live alone) Student Loan - $119 Insurance - $89 Phone - $9.99 (my share for cell, I'm on a family plan) Cable and internet (basic) $69 Food - about $200 a month Gym - $29 Childcare - none, I have no children

Member Payment Dependent Notes Series 509679

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509679	$12,600	$12,600	13.85%	1.00%	May 4, 2010	May 12, 2013	May 12, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509679. Member loan 509679 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,200 / month
Current employer:	city of amsterdam	Debt-to-income ratio:	10.81%
Length of employment:	2 years	Location:	schenectady, NY

Home town:
Current & past employers:	city of amsterdam
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/28/10 > 429.71 month

A credit bureau reported the following information about this borrower member on April 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	46
Revolving Credit Balance:	$12,116.00	Public Records On File:	0
Revolving Line Utilization:	55.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance	sears credit card $651.30 21% best buy credit card $1115.98 24% amazon card $651.00 21% usaa card $7500.00 9.9% would like to pay this cards off and have 1 payment a month. thank you very much!
Current Position (Job/What you do) for employer City of Amsterdam, NY? Member 505570 USMC-RETIRED 04.29.2010 @ 10:47 AM ET	I work for the Amsterdam DPW , I am a laborer in the sanitation department.

Member Payment Dependent Notes Series 509727

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509727	$23,500	$23,500	18.67%	1.00%	May 4, 2010	May 12, 2013	May 12, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509727. Member loan 509727 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Shaw Industries	Debt-to-income ratio:	22.63%
Length of employment:	7 years	Location:	LOUISVILLE, KY

Home town:
Current & past employers:	Shaw Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/28/10 > I have a very clean credit history with no blemishes. I need to consolidate credit cards until some of my property investments pan out. Borrower added on 04/28/10 > I can probably even make due with 15,000 as the minimum amount needed. Borrower added on 04/28/10 > I currently work for a fortune 150 company. I have been here 7 years. I also own a property investment company which is an LLC. I have been involved with that venture for 3 years and have developed lots, flipped house, and own rental properties. I hope to repay this with the next 6-9 months. I already pay close to this amount to the banks in interest and at that rate technically I would be paying for many years to come whereas atleast I am assured this is no longer then 3 years here. I am a good borrower because I have an excellent pay history and would have stellar credit if it were not for my debt ratio.

A credit bureau reported the following information about this borrower member on April 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	65
Revolving Credit Balance:	$27,803.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lenders view loan applications showing the Borrower Profile (ID, Employer-Length of Time, Gross Income pm, Home Ownership, Location, Debt-to-Income Ratio); The condensed Transunion Credit Report (line totals but not individual items, i.e., Revolving Credit Balance (RCB) total $ debt but not $ balance owed each credit grantee- Amex, Home Depot, MC, Visa, etc); And, if provided, borrower narrative information. I'm interested to help fund your $23,500 Debt Con loan but first I have these FOUR questions: (1) Provide brief description employer Shaw Industrie? (2) Position (Job/Role) is for employer? (3) C R shows $27,803 RCB debt (78.10 pct usage all credit lines). Payments paid per month on RCB debts are what $ amount? (Total $ actually PAID per month and NOT the CC minimum $ payments DUE per month.) (4) If borrower's required employment - income verification a/k/a "Credit Review" result is loan "Approved" for issue and later 100 pct funds, L C issues 3-year term note that has a NO prepayment penalty. Realistic length of time you intend a loan to remain active before lenders receive final payment is: Less than 6 months? 6 months to 1 year? 1 to 2 years? 2 to 3 years? Thanks for answers all FOUR questions. Member 505570 USMC-RETIRED 04.29.10 6:17 AM.	1. Shaw Indistries is a Fortune 150 co, whhic is a subsidy of Berkshire Hathaway. We are the largest flooring manufacturer in the world. 5 billion annually 2. My position is territory manager. I have held the same position entire career. I deal with business owners of flooring retailers. They buy from me and I am responsible for all of Louisville. I must maintain those existing relationships and also generate new leads through other soucrces i.e. school boards, A & D firms, contractors to build our brand to specify product in the marketplace not to sale these specific individuals but to have them request the prodcut from my dealers. I am very good at what I do and subsequently I was the 2009 Territory Manager of the year. 3. I have been paying about $1000 per month on RCB. 5/3 300 5/3 200 Capital One 200 Amex 300 4. 6-12 mos but probably around 9 months. I have been thinking about this and I don't know if this helps or hurts me here but I could prob get by with only 15,000 at this rate for the 3 year term. Feel free to ask any other questions, thanks
How many properties do you own, and how much is your net monthly passive income from the properties?	Currently I own one other property as just rentals. The total income form those is 650 after expenses. I also am waiting to close on two others that would be flips. I just sold one in March and profited 14k. I sold two other last year. Hope this helps.
why is your credit score on the low side if you have an unblemished history?	I do have an unblemished history. My revolving credit is currently carrying high balances which is having an affect.

Member Payment Dependent Notes Series 509814

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509814	$6,000	$6,000	11.36%	1.00%	May 4, 2010	May 13, 2013	May 13, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509814. Member loan 509814 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	University of Massachusetts Dartmouth	Debt-to-income ratio:	17.86%
Length of employment:	3 years	Location:	New Bedford, MA

Home town:
Current & past employers:	University of Massachusetts Dartmouth
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/30/10 > To be used for Consolidating my remaining Credit Card Debt left over from College. Borrower added on 04/30/10 > Been working here for about 6 years first as a student and then as a full time employee. Just seeking to move everything in to one lower payment so I can start to plan as well as build up a larger savings for the future.

A credit bureau reported the following information about this borrower member on April 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	31
Revolving Credit Balance:	$4,264.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at University of Massachusetts Dartmouth and what do you do in that role?	I work in IT. I handle the 2nd level tech support calls for Faculty and Staff as well as doing other duties like scripting, and managing the student staff.
Hello. Please include the balance(s), interest rate(s), required minimum monthly payment(s) and your normal monthly payment(s) for the debt you will be paying off with this loan. Thank you	4 Main accounts. Dell 500 29% $10 min NewEgg 500 25% $10 min Capital One 2k 14% 50 min Discover 1k 15% 40 min. I am paying off about 400-500 a month on a single card with minimums on the others. So Dell would be closed this month, NewEgg next regardless of the loan getting fully funded or not.
Can you explain your delinquency from 31 months ago - what is was for and why it happened?	I over extended myself in school and didn't pay attention to my credit card payments like I should have.
Can you explain the discrepancy between your revolving credit balance ($4264 as reported by credit bureau on 4/28) and the amount requested ($6000)?	Was going to use the extra money as a short term emergency fund. I've been using most of me extra money the past year to pay down debt. So by entering a structured payment schedule I will be able to save more money and as I am able to build my own savings. I have been paying about $500 a month in to my credit card debt monthly.
What are your projected $ monthly costs (rent, car, utilities, student loans, insurance, phone, internet, food, gym, childcare costs as applicable)? Thanks for your answer to this Q	1200-1400 for all those combined per month.

Member Payment Dependent Notes Series 509895

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509895	$1,000	$1,000	14.22%	1.00%	April 30, 2010	May 12, 2013	May 12, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509895. Member loan 509895 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	TD Bank	Debt-to-income ratio:	14.09%
Length of employment:	5 years	Location:	Collingswood, NJ

Home town:
Current & past employers:	TD Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$652.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 509910

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509910	$3,250	$3,250	13.48%	1.00%	May 4, 2010	May 12, 2013	May 12, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509910. Member loan 509910 was requested on April 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	City Of Milton-Freewater	Debt-to-income ratio:	24.00%
Length of employment:	2 years	Location:	Milton-Freewater, OR

Home town:
Current & past employers:	City Of Milton-Freewater
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,769.00	Public Records On File:	0
Revolving Line Utilization:	89.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with City Of Milton-Freewater?	I am an Accounting Clerk for the City of Milton-Freewater. Some of my job duties are to prepare and maintain a variety of fiscal records and reports, participate in the preparation of utility billing, cost distribution records, post to accounts, fill in as back up for a variety of finance department positions, operate computer, assist customers, answer phone and route calls to proper person or department, answer routine inquiries and provide general information to the public, and other routine clerical functions, such as taxi tickets, utility claims, sales orders and receipt of ticket payments.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	1. Credit Card: US Bank Balance: $1900 APR: 7.99% Min. Payment: $35 Will not be paid off with loan 2. Credit Card: Bank of America Balance: $1600 APR: 27.99% Min. Payment: $57 Will be paid off with loan 3. Credit Card: Bank of America Balance: $3100 APR: 19.15% Min. Payment: $81 Will not be paid off with loan 4. Credit Card: Chase Balance: $700 APR: 25.24% Min. Payment: $22 Will be paid off with loan 5. Department Store Credit Card: Macy's Balance: $1900 APR: 24.5% Min. Payment: $60 Half of balance will be paid off with loan 6. Department Store Credit Card: Maurices Balance: $1300 APR: 16.74% Min. Payment: $47 Will not be paid off with loan 7. Auto Loan: Wells Fargo Auto Finance Balance: $7000 APR: 12.84% Min. Payment: $224 Will not be paid off with loan

Member Payment Dependent Notes Series 509973

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
509973	$3,400	$3,400	13.85%	1.00%	May 3, 2010	May 13, 2013	May 13, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 509973. Member loan 509973 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,200 / month
Current employer:	Wickliffe Country	Debt-to-income ratio:	5.92%
Length of employment:	3 years	Location:	Eastlake, OH

Home town:
Current & past employers:	Wickliffe Country
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/29/10 > this is to attend school and pay for books

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	49
Revolving Credit Balance:	$2,694.00	Public Records On File:	1
Revolving Line Utilization:	30.30%	Months Since Last Record:	39
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Wickliffe Country and what do you do there?	Nursing home. I am a nurse. will still work full time as i am going to school only part time
Could you please explain the public records, the delinquencies and the 6 inquiries?	the public records was in 2007 and it was paid off in full. the 6 inquiries because i was trying to figure out my credit score. which i later then purchased online to see.

Member Payment Dependent Notes Series 510027

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
510027	$8,000	$8,000	14.96%	1.00%	May 3, 2010	May 13, 2013	May 13, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 510027. Member loan 510027 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,400 / month
Current employer:	military	Debt-to-income ratio:	10.87%
Length of employment:	10+ years	Location:	topeka, KY

Home town:
Current & past employers:	military
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/29/10 > The monthly payment on the credit card I will use this loan to pay off is the same as my 3 year loan with LC. And will take a 5th the time to pay off!.

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	41
Revolving Credit Balance:	$23,098.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is your job in the military?	Type your answer here. I apologize I wont say exactly because there are not very many of us in the grand scheme of things. I hope you understand. But its an Enlisted Flying position.

Member Payment Dependent Notes Series 510112

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
510112	$6,000	$6,000	14.22%	1.00%	May 4, 2010	May 13, 2013	May 13, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 510112. Member loan 510112 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,900 / month
Current employer:	Palletized Trucking Inc	Debt-to-income ratio:	21.95%
Length of employment:	10+ years	Location:	Humble, TX

Home town:
Current & past employers:	Palletized Trucking Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/29/10 > I plan to pay off my high interest credit card debt.

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	34
Revolving Credit Balance:	$13,287.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Palletized Trucking Inc and what do you do there?	It is a family owned and operated trucking company that handles various types of loads. I am in the billing department and handle the invoicing to our customers.

Member Payment Dependent Notes Series 510175

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
510175	$1,500	$1,500	6.76%	1.00%	May 4, 2010	May 13, 2013	May 13, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 510175. Member loan 510175 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Columbus Region Healthcare	Debt-to-income ratio:	8.72%
Length of employment:	10+ years	Location:	COLUMBUS, GA

Home town:
Current & past employers:	Columbus Region Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/29/10 > Upgrading my vehicle. Adding engine parts.

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	44
Revolving Credit Balance:	$400.00	Public Records On File:	0
Revolving Line Utilization:	5.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Columbus Region Healthcare?	My title is Security Officer and we are sworn deputies.

Member Payment Dependent Notes Series 510217

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
510217	$4,000	$4,000	6.76%	1.00%	May 4, 2010	May 13, 2013	May 13, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 510217. Member loan 510217 was requested on April 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	TIAA-CREF	Debt-to-income ratio:	12.76%
Length of employment:	3 years	Location:	Bellefonte, PA

Home town:
Current & past employers:	TIAA-CREF
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/29/10 > I plan on purchasing my late grandparents 2001 pontiac bonneville with 20k miles and garage kept. My employment has been with TIAA-CREF as a wealth management advisor for over 3 years as I was brought in to launch this service in our area. Have established solid relationships with my clients and have been providing the service our company expects--plan on having very long career with TIAA-CREF. I have never defaulted on any loan or was ever late on any loan payment. I have very good credit scores and in 4 months will have an auto loan payed off. Our budget has about a $500-800 surplus each month

A credit bureau reported the following information about this borrower member on April 29, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,191.00	Public Records On File:	0
Revolving Line Utilization:	5.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. TIAA-CREF is a good company. I do have a few questions for you. Why do you have $48,191 of revolving credit debt? How much per month are you paying on that debt? Why are there two inquiries into your credit history in the past six months? Besides your home do you own any rental properties or vacation homes or timeshares? Do you have loans for education expenses? Finally, as you are requesting such a small loan, are you intending to pay it off in less than six months. Your answers are appreciated. Wishing you the best.	44k is a home equity loan that is fixed--we used that as part of a 75/25 loan for our mortgage. 2 inquiries into credit history --we looked at possibly refinancing our home and two agencies looked into that to see if we would qualify.

Member Payment Dependent Notes Series 510469

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
510469	$3,000	$3,000	7.51%	1.00%	May 4, 2010	May 14, 2013	May 14, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 510469. Member loan 510469 was requested on April 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,217 / month
Current employer:	Dallas ISD	Debt-to-income ratio:	14.28%
Length of employment:	3 years	Location:	Fort Worth, TX

Home town:
Current & past employers:	Dallas ISD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/30/10 > I am getting married in December and would like to get rid of my credit card debt. We recently had some car repair issues that caused me to spend a little more on my credit cards then I am typically used to. I would like to get rid of this debt in one swoop to allow myself to concentrate on wedding planning. I have always been prompt at paying back any money that I have taken out, and that will be the case with this loan as well. You can see from my record that I am very good with my credit. I appreciate your time considering funding my loans. Kara

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,860.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Dallas ISD and what do you do there?	Dallas ISD is a school district. I am a high school teacher/coach.
Do you owe any mortgage on your house? Do you hold the deed/title to the house ***in your name***? Lastly, do you have a HELOC? Cheers!	I have not yet paid off my house. The deed/title is in my name, and I do not have a HELOC.

Member Payment Dependent Notes Series 510506

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
510506	$3,000	$3,000	15.33%	1.00%	May 4, 2010	May 14, 2013	May 14, 2014	$0

                This series of Notes was issued upon closing and funding of member loan 510506. Member loan 510506 was requested on April 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	lucky eagle casino	Debt-to-income ratio:	11.00%
Length of employment:	10+ years	Location:	oakville, WA

Home town:
Current & past employers:	lucky eagle casino
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 05/01/10 > This loan is helping get rid of a 24% rate on my car loan.

A credit bureau reported the following information about this borrower member on April 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	38
Revolving Credit Balance:	$2,674.00	Public Records On File:	2
Revolving Line Utilization:	95.10%	Months Since Last Record:	57
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at lucky eagle casino?	I am a Sous Chef of 15 years, I over see all areas of 5 different food outlets, supervision/management.
LOAN DESCRIPTION? You have not provided any form of loan description. Your loan may not be fully funded because of this. You are competing against 200 other borrowers seeking my funding dollars. Please update your loan description to provide a complete and detailed explanation of how you will use the loan proceeds and how the payment will fit into your monthly budget. You can not expect lenders/investors to fund your loan without knowing the details. I encourage you to read profiles of many other borrowers to examine the information they have provided for lenders to review.	Thank you for your help and advice, as a new member to lending club all information is helpful information, this loan is going to assist my 401k loan and help get rid of a 24% percent rate, the interest that I am paying now will more than pay for this loan.

Prospectus Supplement (Sales Report) No. 15 dated May 4, 2010